UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

BUSINESS OBJECTS S.A.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE TO HOLDERS OF AMERICAN DEPOSITARY SHARES OF AN ORDINARY AND
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD
ON JUNE 5, 2007 (1st CALL) OR ON JUNE 12, 2007 (2nd CALL)

NOTICE IS HEREBY GIVEN THAT an Ordinary and Extraordinary General Meeting of the Shareholders (the “Meeting”) of Business Objects S.A., a company organized under the laws of the Republic of France (the “Company”), will be held on first call, on June 5, 2007 at 2:00 p.m. Paris time, at Cœur Défense, Amphitheater Hermès, La Défense 4, 110 esplanade du Général de Gaulle, 92053 Paris La Défense, France, and, if the quorum for the ordinary and the extraordinary meeting is not met on June 5, 2007, the Meeting will be held on second call, on June 12, 2007, at 10:00 a.m. Paris time at the registered office of the Company at 157-159 rue Anatole France, 92300 Levallois-Perret, France, in order to vote on the following agenda:

Within the authority of the Ordinary Shareholders Meeting:

1.	Approval of the Company’s statutory financial statements for the year ended December 31, 2006;

2.	Approval of the Company’s consolidated financial statements for the year ended December 31, 2006;

3.	Allocation of the Company’s earnings for the year ended December 31, 2006;

4.	Renewal of the term of office of Mr. Arnold Silverman, as a Director of the Company;

5.	Renewal of the term of office of Mr. Bernard Charlès, as a Director of the Company;

6.	Renewal of the term of office of Dr. Kurt Lauk, as a Director of the Company;

7.	Renewal of term of office of Mr. Carl Pascarella, as a Director of the Company;

8.	Approval of an additional aggregate amount of authorized director fees;

9.	Ratification of regulated agreements;

10.	Appointment of Constantin Associés, as the Company’s new second alternate statutory auditors, as a replacement for Rouer, Bernard, Bretout, the Company’s new second regular statutory auditors; and

11.	Authorization granted to the Board of Directors to repurchase shares of the Company.

Within the authority of the Extraordinary Shareholders Meeting:

12.	Authorization granted to the Board of Directors to reduce the Company’s share capital by cancellation of treasury shares;

13.	Authorization granted to the Board of Directors to increase the Company’s share capital through the issuance of Ordinary Shares, with subscription reserved to the participants in the Company’s Employee Savings Plan;

14.	Delegation of powers granted to the Board of Directors to increase the Company’s share capital through the issuance of Ordinary Shares, with subscription reserved to the 2004 Business Objects S.A. Employee Benefits Trust under the 2004 International Employee Stock Purchase Plan;

15.	Authorization granted to the Board of Directors to grant options to subscribe or to purchase Ordinary Shares of the Company and approval of the 2007 Stock Option Plan;

16.	Delegation of powers granted to the Board of Directors to increase the Company’s share capital through the issuance of Ordinary Shares, with subscription reserved to the Business Objects Employee Benefit Sub-Plan Trust under the 2001 Stock Incentive Sub-Plan;

17.	Authorization granted to the Board of Directors to allocate, free of charge, existing Ordinary Shares, or to issue, free of charge, new Ordinary Shares, to the employees and certain officers of the Company and its subsidiaries;

18.	Delegation of authority granted to the Board of Directors to issue warrants free of charge in the event of a public tender offer/exchange offer for the Company within the framework of a legal reciprocity clause;

19.	Approval of the amendments of the Company’s articles of association to conform them to the new provisions of the French Commercial Code, as amended by French Decreeº 2006-1566 dated December 11, 2006, which modifies French Decree nº67-236 as of March 23, 1967 relating to Commercial Companies;

20.	Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 45,000 Ordinary Shares reserved for Mr. Arnold Silverman;

21.	Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 45,000 Ordinary Shares reserved for Mr. Bernard Charlès;

22	Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 45,000 Ordinary Shares reserved for Dr. Kurt Lauk;

23	Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 30,000 Ordinary Shares reserved for Mr. Carl Pascarella; and

24.	Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 45,000 Ordinary Shares reserved for Mr. David Peterschmidt.

By Order of the Board of Directors of the Company

Whether or not you plan to attend the Meeting, you are requested to complete and promptly return the enclosed Voting Instruction Card in the envelope provided. If the quorum for the Meeting on June 5, 2007 is not met, your voting instructions will apply at the Meeting on June 12, 2007 on the same agenda as described in this notice.

* * *

These proxy solicitation materials were mailed on or about April 27, 2007 to all holders of the Company’s American Depositary Shares (“ADSs”), each representing one Company’s ordinary share, having a nominal value of €0.10 each (the “Ordinary Shares” or “Shares”) as of April 16, 2007 (the “Record Date”). A separate French equivalent to these proxy materials will be provided to the holders of the Company’s Ordinary Shares on or about May 21, 2007.

The deadline for submitting shareholder proposal according to the conditions set forth by French law and described in the section “Procedural Matters,” is April 24, 2007.

TABLE OF CONTENTS

Page

PROCEDURAL MATTERS	1
REPORTS OF THE BOARD OF DIRECTORS	6
INFORMATION REGARDING NOMINEES, OTHER DIRECTORS AND EXECUTIVE OFFICERS	39
CORPORATE GOVERNANCE	41
BOARD MEETINGS AND COMMITTEES	44
BENEFICIAL SHARE OWNERSHIP BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT	47
COMPENSATION DISCUSSION & ANALYSIS	49
COMPENSATION COMMITTEE REPORT	74
REPORT OF THE AUDIT COMMITTEE	75
RELATIONSHIP WITH PRINCIPAL ACCOUNTANT	76
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	77
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	77
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	78
MANAGEMENT REPORT	79
CHAIRMAN’S REPORT	115
CONSOLIDATED BALANCE SHEET	124
CONSOLIDATED STATEMENTS OF INCOME	125
CONSOLIDATED CASH FLOW STATEMENTS	126
STATUTORY BALANCE SHEET	127
STATUTORY STATEMENTS OF INCOME	128
STATUTORY CASH FLOW STATEMENT	129
FIVE YEAR SUMMARY FINANCIAL INFORMATION	130
TEXT OF RESOLUTIONS SUBMITTED FOR APPROVAL TO THE ORDINARY AND EXTRAORDINARY SHAREHOLDERS MEETING OF JUNE 5, 2007, OR TO JUNE 12, 2007, AS THE CASE MAY BE	131

PROXY STATEMENT

FOR ORDINARY AND EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

PROCEDURAL MATTERS

Date, Time and Place of the Meeting

This proxy statement (the “Proxy Statement”) is being furnished to all holders of ADSs as of the Record Date in connection with the solicitation of voting instruction cards (“Voting Instruction Card”) by the Board of Directors of the Company for use at the Meeting.

The Meeting will be held, on first call, on June 5, 2007 at 2:00 p.m. Paris time, at Cœur Défense, Amphitheater Hermès, La Défense 4, 110 esplanade du Général de Gaulle, 92053 Paris La Défense, France, and, if the quorum for the ordinary and the extraordinary meeting is not met June 5, 2007, this Meeting will be held on second call, on June 12, 2007, at 10:00 a.m. Paris time, at the registered office of the Company at 157-159 rue Anatole France, 92300 Levallois-Perret, France, and at any adjournment thereof, for the purposes set forth herein.

The Meeting will comprise both an ordinary and an extraordinary general meeting of the Company’s shareholders.

Record Date and Mailing Date

These proxy solicitation materials were mailed on or about April 27, 2007 to all holders of the Company’s ADSs, each corresponding to one Ordinary Share, having a nominal value of €0.10, as of the Record Date. A separate French equivalent of these proxy materials will be provided to the holders of the Company’s Ordinary Shares on or about May 21, 2007.

Information Concerning Voting Securities

Pursuant to a program sponsored by the Company, its Ordinary Shares are traded in the United States in the form of ADSs, with each ADS corresponding to one Ordinary Share deposited with The Bank of New York (the “Depositary”). The Ordinary Shares are traded in France on Eurolist by Euronexttm. Each Ordinary Share is entitled to one vote per Share, except treasury shares, directly or indirectly owned by the Company, which are deprived of voting rights, in compliance with French law.

Accordingly, as of the Record Date, the total number of Ordinary Shares was 98,351,121 and the total number of voting rights was 95,670,392. As of the Record Date, this total number of Ordinary Shares included 55,779,851 ADSs.

You may vote by using the enclosed Voting Instruction Card. If you wish to vote the Ordinary Shares underlying your ADSs directly and attend the Meeting, you must contact the Depositary in order to become the holder of the Ordinary Shares corresponding to your ADSs prior to May 18, 2007. You will incur a fee upon the surrender of the ADSs and withdrawal of Ordinary Shares.

Holders who hold the ADSs in a stock brokerage account or ADSs that are held by a bank or nominee (i.e., in street name) must provide the record holder of the ADSs (the brokerage firm, bank or nominee) with instructions on how to vote the ADSs.

Quorum Required Under French Law

The required quorum for ordinary resolutions is 20% of the total Ordinary Shares entitled to vote at the Meeting. If such quorum is not met, a second shareholders meeting will be held. At this second meeting, no quorum is required for ordinary resolutions.

The required quorum for extraordinary resolutions is 25% of the total Ordinary Shares entitled to vote at the Meeting. If such quorum is not met, a second shareholders meeting will be held. At this second meeting, the quorum required for extraordinary resolutions is 20% of the total Ordinary Shares entitled to vote at the Meeting.

Ordinary Shares that are voted “FOR”, “AGAINST” or “ABSTAIN” from a matter are treated as being present at the Meeting for purposes of establishing a quorum.

Pursuant to Rule 4350(a)(i) of the Nasdaq Marketplace Rules, the Company obtained an exemption from Nasdaq’s 50% quorum requirements in connection with its initial public offering in June 1994.

Votes Required Under French Law

Passage of ordinary resolutions requires the affirmative vote of a majority of the Ordinary Shares present or represented and entitled to vote at the Meeting.

Passage of extraordinary resolutions requires the affirmative vote of two-thirds of the Ordinary Shares present or represented and entitled to vote at the Meeting.

For both ordinary and extraordinary resolutions, a vote of “ABSTAIN” will have the same effect as a vote “AGAINST” each resolution.

Voting by Holders of ADSs

You are entitled to be notified of this Meeting, and may vote the Ordinary Shares underlying your ADSs at the Meeting in one of two ways: (i) by properly completing and returning the enclosed Voting Instruction Card to the Depositary by no later than May 25, 2007 (the “Receipt Date”), you will cause the Depositary to vote the Ordinary Shares underlying the ADSs in the manner prescribed in the Voting Instruction Card as more fully described below; or (ii) by electing to surrender your ADSs and withdraw Ordinary Shares by contacting the Depository no later than May 18, 2007 (the “Contact Date”), and continuing to hold those Ordinary Shares through the Meeting date.

The significant differences between these two alternatives are as follows: (i) a holder of ADSs is not entitled to attend the Meeting in person but must rather rely upon the Depositary for representation; (ii) a holder of ADSs may not have the opportunity to consider or vote on any matters which may be presented at the Meeting other than those described in this Proxy Statement or any further solicitation made by the Company; (iii) a holder of ADSs is not entitled to present proposals at the Meeting for consideration at such Meeting; and (iv) a holder of Ordinary Shares must hold the Ordinary Shares on May 31, 2007 at midnight Paris time (for the first call) or on June 7, 2007 at midnight Paris time (for the second call), and, therefore, merely holding ADSs (or Ordinary Shares) on the Record Date will not be sufficient to entitle such person to attend or vote in person at the Meeting.

Voting Through Depositary.  Upon receipt by the Depositary of a properly completed Voting Instruction Card on or before the Receipt Date, the Depositary will, insofar as practicable and permitted under applicable provisions of French law and the articles of association of the Company, vote or cause to be voted the Ordinary Shares underlying ADSs in accordance with any non-discretionary instructions set forth in such Voting Instruction Card.

If the Depositary (i) receives Voting Instruction Cards that are signed but are missing voting instructions, (ii) receives signed Voting Instruction Cards that are improperly completed or (iii) does not receive a Voting Instruction Card from a holder of ADSs on or before the Receipt Date, the Depositary will deem such holder of ADSs to have instructed the Depositary to give a proxy to the Chairman of the Meeting to vote in favor of each proposal recommended by the Company’s Board of Directors and against each proposal opposed by the Company’s Board of Directors.

Voting Ordinary Shares.  Under French law, only shareholders holding Ordinary Shares on the third business day prior to the meeting at midnight, Paris time, may attend a shareholders meeting and vote such Ordinary Shares, subject to the following: (i) holders of registered Ordinary Shares must have the Ordinary Shares registered with the Company in their name as of the third business day prior to the shareholder meeting at midnight, Paris time; (ii) holders of bearer Ordinary Shares must have the Ordinary Shares in a bearer shares account held by an authorized intermediary as of the third business day prior to the shareholder meeting at midnight, Paris time. This registration of the shares in the bearer account held by the authorized intermediary is noted by the issuance of a shareholding certificate, enclosed with the request for an admission card provided with the name of the shareholder or on behalf of the shareholder represented by the registered intermediary.

Exchanging ADSs for Ordinary Shares.  In order for a holder of ADSs to attend the Meeting and vote the Ordinary Shares, such holder must first become the owner of the Ordinary Shares underlying the ADSs. To accomplish this, a holder of ADSs must deliver, on or before the Contact Date, the holders’ ADSs to the Depositary for cancellation and pay the related exchange charges of the Depositary, as provided in the Amended and Restated Deposit Agreement dated October 15, 2003. The Depositary will then request that the Paris office of BNP Paribas Securities Services, the custodian (the “Custodian”) of the Ordinary Shares underlying the ADSs, register such holder in the share register of the Company and will request that the Custodian make arrangements to allow the holder of Ordinary Shares to vote at the Meeting.

Receipt Date

The Depositary must receive the Voting Instruction Card on or before the Receipt Date, which is May 25, 2007.

Revocability of Voting Instruction Card

A Voting Instruction Card may be revoked by filing with the Depositary, on or before the Receipt Date, a written notice of revocation or another duly executed Voting Instruction Card, in either case dated later than the prior Voting Instruction Card relating to the same ADSs; provided that any notice of revocation or new Voting Instruction Card must be received by the Depositary on or before the Receipt Date.

Expenses of Solicitation

All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of ADSs for their reasonable expenses in forwarding proxy material to, and in soliciting voting instructions from such beneficial owners. The Company’s Directors, officers and employees may also solicit votes in person or by telephone, telegram, letter, facsimile, electronic mail or other means of communication. These Directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

The Company has retained Georgeson, Inc. (the “Proxy Solicitor”) to assist it with the solicitation of Voting Instruction Cards and to verify certain records related to this solicitation. The Company will pay the Proxy Solicitor €40,000, plus reasonable expenses of the Proxy Solicitor, for these services, including the solicitation of voting instruction cards with Ordinary Shares holders. The Company has also agreed to indemnify the Proxy Solicitor against certain liabilities resulting from claims involving the Proxy Solicitor that directly relate to or arise out of engagement of the Proxy Solicitor (except for those directly or principally resulting from any gross negligence, bad faith or willful or intentional misconduct by the Proxy Solicitor).

Shareholder Communications to Directors

Shareholders may communicate directly with the Company’s Directors by writing to the Company’s Chairman of the Board, who is currently Bernard Liautaud, at the Company’s principal executive offices. Mr. Liautaud will monitor these communications and provide appropriate summaries of all received messages to the Board of Directors at its regularly scheduled meetings. Where the nature of a communication warrants, Mr. Liautaud may decide to obtain the immediate attention of the appropriate committee of the Board of Directors, a non-management Director or the Company’s management or independent advisors. After reviewing shareholder messages, Mr. Liautaud and/or the Board of Directors will determine whether any response is necessary.

Procedure for Submitting Shareholder Proposals

Under French corporate law, owners of the Company’s Ordinary Shares, either alone or together with other owners of the Company’s Ordinary Shares, who held a defined percentage of the Company’s share capital may propose new resolutions or modifications to the resolutions for the agenda of the Company’s shareholders meetings presented by the Board of Directors to the shareholders for their approval no later than 20 days following publication of the notice of the shareholders meeting in the “Bulletin des Annonces Légales Obligatoires” (the “BALO”). The Company published the notice of the Meeting in the BALO on April 4, 2007. As a result, any new resolutions or modifications to the proposed resolutions included in the Meeting notice must be provided to the Company on or before April 24, 2007. The Company is required to publish the Meeting notice at least 45 days days prior to the date of the Company’s shareholders meetings.

The owners of the Company’s Ordinary Shares are required to provide an ownership certificate effective at the time the shareholder submits the proposal and at the French record date (i.e. three business days before the Meeting), otherwise the proposal will not be included on the agenda for the Meeting. The number of the Company’s Ordinary Shares required to be held to propose new resolutions varies depending on the Company’s share capital. Based on the Company’s share capital as of April 4, 2007, the minimum number of shares was 2,220,974.

New resolutions or modifications to the resolutions by a shareholder and the required ownership certificate must be sent (i) to the Company’s registered office at 157-159 rue Anatole France, 92300, Levallois-Perret, France, Attention: Chairman of the Board of Directors, by registered mail with acknowledgement of receipt requested or (ii) by electronic mail with tracking option of delivery receipt to presidence@businessobjects.com.

An ADS holder does not have a right to present proposals for shareholders approval at the Meeting. If an ADS holder wants to submit proposals at the Meeting, the ADS holder would need to convert the ADSs into Ordinary Shares by contacting the Depositary and complying with the rules describe above.

All proposals submitted by holders of Ordinary Shares are reviewed by the Corporate Governance Committee or the Nominating Committee and by the Board of Directors.

Procedures for Submitting Shareholder Proposals Relating to Nominees for Director

In addition to the conditions described above, owners of the Company’s Ordinary Shares who want to nominate a person to serve as a director of the Company must provide the following information about the nominee:

•	name, age and professional background over the last 5 years;

•	position in Business Objects, if any; and

•	number of Company’s shares held, if any.

The nomination submitted by holders of Ordinary Shares are then reviewed by the Nominating Committee and by the Board of Directors.

Documents Accompanying this Proxy Statement

The following documents are included in this Proxy Statement: (i) the report of the Board of Directors relating to the resolutions to be submitted to the Meeting, (ii) the report of the Board of Directors on the activities of the Company in 2006, (iii) the Chairman’s report relating to the Company’s Board of Directors and related internal control procedures, (iv) a summary of the unconsolidated financial statements of the Company for 2006 prepared under generally accepted accounting principles as applied to companies in France (“French GAAP”), (v) a summary of the consolidated financial statements of the Company for 2006 prepared under International Financial Reporting Standards (“IFRS”), (vi) a table showing the unconsolidated results of the Company for the past five years and (vii) the text of the resolutions to be submitted to shareholders at the Meeting. This Proxy Statement will be mailed with the Company’s Annual Report on Form 10-K, which includes the consolidated financial statements of the Company for 2006 prepared under generally accepted accounting principles as applied in the United States (“U.S. GAAP”). In addition, you may request copies of additional information, in accordance with French law relating to commercial companies, using the enclosed Request for Information Form, which is attached as Annex A to this Proxy Statement. The additional information may include, but is not limited to, the statutory auditors’ reports referenced in the proposals described below.

Delivery of Documents to Security Holders Sharing an Address

In an effort to reduce printing costs and postage fees, the Company has adopted a practice approved by the Securities and Exchange Commission called “householding.” Under this practice, ADS holders who have the same address and last name will receive only one copy of the Company’s proxy materials at that address, unless one or more of these ADS holders notifies the Company that they wish to continue receiving individual copies. ADS holders who participate in householding will continue to receive separate proxy cards.

If you share an address with another ADS holder and received only one set of proxy materials and would like to request a separate copy of these materials and/or future proxy materials, please send your request to the Proxy Solicitor, by mail at Georgeson, Inc., 17 State Street, 10th floor, New York, NY 10004, or to call the Proxy Solicitor at +1 212 440 9800 or (toll free) +1 866 574 4069. You may also contact the Company if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

Disclaimer Regarding Committee Reports

None of (i) the Compensation Committee Report contained in this Proxy, (ii) the Report of the Audit Committee contained in this Proxy, (iii) any other information required to be disclosed herein by Items 407(d)(1)-(3) and 407(e)(5) of Regulation S-K, (iv) the Report of the Board of Directors relating to the operations of the business of the Company since the beginning of the current year nor (v) the Chairman’s report relating to the Company’s Board of Directors and related internal control procedures, shall be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (“SEC”), nor shall such information be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent the Company specifically incorporates it by reference into such filing.

REPORT OF THE BOARD OF DIRECTORS RELATING TO THE OPERATIONS OF THE
BUSINESS OF THE COMPANY SINCE THE BEGINNING OF THE CURRENT YEAR

Articles L. 225-129 and R. 225-113 of the French Commercial Code (Report required by
French corporate law)

Integration of ALG

On October 2, 2006, the Company acquired ALG through its subsidiary in United Kingdom. The Company finalized the integration of the ALG employees into the existing local Business Objects entities in the first quarter of 2007.

MicroStrategy Litigation

On January 23, 2006, the United States District Court for the District of Delaware granted the Company’s motions for summary judgment as to non-infringement of MicroStrategy’s U.S. Patent No. 6,279,033 and for summary judgment as to the invalidity of MicroStrategy’s U.S. Patent Nos. 6,567,796 and 6,658,432. As a result, MicroStrategy’s claims that the Company infringed these three patents have all been dismissed and will not proceed to trial. Judgment was entered in favor of the Company on February 23, 2006. MicroStrategy filed a notice of appeal on March 24, 2006. Briefing for the appeal was completed by the parties on January 5, 2007. Oral arguments were heard by the Court of Appeals on June 4, 2007.

Vedatech Litigation

The Vedatech litigation started in 1997. In August 2002, the parties came to a mediated settlement. In April 2003, Crystal Decisions (UK) Limited, Crystal Decisions (Japan) K.K. and Crystal Decisions, Inc. (the “Claimants”) filed an action in the High Court of Justice in England seeking a declaration that the mediated settlement agreement is valid and binding (the “2003 Proceedings”). The Company was substituted as Third Claimant, following its acquisition of Crystal Decisions, Inc. and its subsidiaries in December 2003.

At a Case Management Conference on December 4 to 6, 2006, the English High Court gave directions with a view to moving the 2003 Proceedings forward to trial in July 2007. The Court also ordered that unless by December 18, 2006, Vedatech and Mr. Subramanian pay costs in the sum of £15,600 (approx. U.S. $30,600) due under a costs order made on November 30, 2005, then Vedatech and Mr. Subramanian would be debarred from defending the 2003 Proceedings. Vedatech and Mr. Subramanian failed to meet that deadline and are now debarred from defending the 2003 Proceedings, and the Claimants are entitled to judgment on their claim. A hearing took place on March 20 to 23, 2007 to determine the form of judgment. The judge, however, reserved his judgment and the parties are, at the time of writing, still waiting for the judgment to be handed down. Vedatech and Mr. Subramanian have made an application to the Court of Appeal for permission to appeal the December 2006 order. If this application is not successful, and the Claimants obtain judgment, the 2003 Proceedings will be at an end, subject only to any further appeals.

On March 30, 2007

The Board of Directors

Additional information reported to the Company’s shareholders regarding to a post 2006 closing event

On July 2002, Informatica Corporation (“Informatica”) filed an action for alleged patent infringement in the United States District Court for the Northern District of California against Acta. Business Objects became a party to this action when the Company acquired Acta in August 2002. The case has been in litigation for the past four and a half years, and Business Objects has successfully narrowed the lawsuit from its original scope to now focus exclusively on a discrete product.

The jury decided on April 2, 2007 in favor of Informatica and awarded damages of 25 million dollars. However, the case is ongoing, pending the judge’s decision on the enforceability of the two patents 6,401,670, and 6,339,775 and the final amount of damages. The District Court must decide during the next weeks on the relief in the form of an injunction asked by Informatica. An appeal can be then filed, and payment of the damages will be stayed pending upon deposit of a guarantee by the Company. The Company intends to defend this ongoing action vigorously.

As a result of the latest developments in this litigation and after further analysis of the risk, the Company will registered an allowance of a maximum of $26 million in the financial statements during the first half of 2007.

REPORT OF THE BOARD OF DIRECTORS ON THE RESOLUTIONS PROPOSED TO THE
ORDINARY AND EXTRAORDINARY SHAREHOLDERS MEETING OF JUNE 5, 2007 OR TO JUNE 12, 2007, AS THE CASE MAY BE.

PROPOSAL 1

APPROVAL OF THE COMPANY’S STATUTORY FINANCIAL STATEMENTS FOR THE
YEAR ENDED DECEMBER 31, 2006

In accordance with French corporate law, the Company’s statutory financial statements prepared in accordance with French GAAP must be approved by the shareholders within six months following the close of the year. Shareholders are also required to specifically approve certain non-tax deductible expenses, as well as taxes relating to these expenses. At the Meeting, the statutory auditors of the Company will present their report on the Company’s 2006 French GAAP statutory financial statements.

A summary of the Company’s 2006 statutory financial statements as required by French law, as well as the report of the Board of Directors on the Company’s 2006 statutory financial statements, appear on page 127 of this Proxy Statement.

The Board of Directors proposes that you approve: (i) the Company’s statutory financial statements for the year ended December 31, 2006, as they have been presented; (ii) the non-deductible expenses referred to in article 39-4 of the French Tax Code, which in the present case correspond mainly to Company car expenses, as well as the amount of tax relating to these expenses; and (iii) the transactions reflected in the above-mentioned financial statements and summarized in the management report of the Board of Directors and the general report of the statutory auditors.

The First Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE FIRST RESOLUTION SUBMITTED FOR YOUR APPROVAL
AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 2

APPROVAL OF THE COMPANY’S CONSOLIDATED FINANCIAL STATEMENTS FOR THE
YEAR ENDED DECEMBER 31, 2006

In accordance with French corporate law, the Company’s consolidated financial statements prepared in accordance with IFRS must be approved by the shareholders within six months following the close of the year. At the Meeting, the statutory auditors of the Company will present their report on the Company’s 2006 IFRS consolidated financial statements.

A summary of the Company’s 2006 IFRS consolidated financial statements as required by French law, as well as the report of the Board of Directors on the Company’s 2006 IFRS consolidated financial statements, appear beginning on page 124 of this Proxy Statement.

The Board of Directors proposes that you approve: (i) the Company’s consolidated financial statements for the year ended December 31, 2006 prepared in accordance with IFRS, as they have been presented; and (ii) the transactions reflected in the above-mentioned financial statements and summarized in the management report of the Board of Directors and the related report of the statutory auditors.

The Second Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE SECOND RESOLUTION SUBMITTED FOR YOUR APPROVAL
AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 3

ALLOCATION OF THE COMPANY’S EARNINGS FOR THE YEAR ENDED DECEMBER 31, 2006

In accordance with French corporate law, after-tax profits (unconsolidated) of the Company must be allocated first to a legal reserve of up to 5% of the annual profits. Additional allocations for legal reserves are no longer required when the legal reserve reaches 10% of the Company’s share capital (i.e., the nominal value of all Company issued shares) as of the last day of the year. After the statutory requirement for allocation to the legal reserve has been met, shareholders may decide to declare a dividend payable to shareholders, to allocate a portion to a specific reserve and/or to carry the profits forward in retained earnings.

The Board of Directors proposes that the Company’s after-tax profits of €12,814,304.13 be allocated such that €15,032.22 are placed in the legal reserve and the balance of €12,799,271.91 is placed in retained earnings. If this allocation of profits is approved, the legal reserve will amount to €974,249.88, which amount was equal to 10% of the Company’s nominal share capital as of December 31, 2006.

The Company has not declared any dividends during the last three years.

The Third Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE THIRD RESOLUTION SUBMITTED FOR YOUR APPROVAL
AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSALS 4 TO 7

RENEWAL OF THE TERM OF OFFICE OF CERTAIN DIRECTORS OF THE COMPANY

General

The Company’s Board of Directors is currently comprised of nine members. Each Director is elected for a three-year term and serves in office until the expiration of his term, his death or his resignation, or until he be removed ad nutum by the Company’s shareholders at a shareholders meeting. There is no limitation on the number of terms that a Director may serve, other than the requirement that no more than one-third of the Directors may be over the age of 70.

Biographies of the Directors and nominee for Director are set forth elsewhere in this Proxy Statement in the section captioned “Information Regarding Nominees, Other Directors and Executive Officers.”

PROPOSAL 4

Mr. Arnold Silverman’s term of office will end at the close of the Meeting. The Board of Directors proposes that his term of office be renewed for a three-year term that would expire at the close of the annual shareholders meeting called to deliberate upon the Company’s financial statements for the year ending December 31, 2009, i.e., at the annual shareholders meeting to be held in 2010.

The Fourth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

PROPOSAL 5

Mr. Bernard Charlès’ term of office will end at the close of the Meeting. The Board of Directors proposes that his term of office be renewed for a three-year term that would expire at the close of the annual shareholders meeting called to deliberate upon the Company’s financial statements for the year ending December 31, 2009, i.e., at the annual shareholders meeting to be held in 2010.

The Fifth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

PROPOSAL 6

Dr. Kurt Lauk’s term of office will end at the close of the Meeting. The Board of Directors proposes that his term of office be renewed for a three-year term that would expire at the close of the annual shareholders meeting called to deliberate upon the Company’s financial statements for the year ending December 31, 2009, i.e., at the annual shareholders meeting to be held in 2010.

The Sixth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

PROPOSAL 7

Mr. Carl Pascarella’s term of office will end at the close of the Meeting. The Board of Directors proposes that his term of office be renewed for a three-year term expiring at the close of the annual shareholders meeting called to deliberate upon the Company’s financial statements for the year ending December 31, 2009, i.e., at the annual shareholders meeting to be held in 2010.

The Seventh Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH ARE THE SUBJECTS OF THE FOURTH, FIFTH, SIXTH AND SEVENTH RESOLUTIONS SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 8

APPROVAL OF AN ADDITIONAL ANNUAL AMOUNT OF AUTHORIZED DIRECTORS’ FEES

In accordance with French corporate law, only shareholders may decide the aggregate amount of fees to be paid to Directors as compensation for their services as a member of the Board. The Board of Directors then has full discretionary authority to allocate the aggregate fees authorized by the shareholders among Directors.

The Board of Directors believes that it is in the best interests of the Company to be able to offer its Directors a competitive compensation package in order to attract and retain the most qualified directors. Technology companies, whose securities are traded in the United States, including but not limited to the Company’s competitors, usually compensate non-employee directors with a combination of cash and securities. The Company has historically provided both cash and equity compensation to its non-employee Directors in line with market practice. The Company further validates the competitiveness of its Director compensation package annually through an annual analysis of U.S. and international director compensation conducted by its compensation consultant, Radford Survey + Consulting, a division of Aon Consulting (“Radford”).

In addition, in 2007, the Board of Directors will institute a new share ownership requirement for all Board members. Each Director will be required to own a minimum of 5,000 shares (or approximately $200,000 initial value) within three years from the implementation of the ownership program (the “Director Share Ownership Program”). Each Director will be required to maintain ownership of a minimum of 5,000 shares until the date on which the Director ceases to be a member of the Board of Directors. The Directors will be permitted to fulfill this ownership requirement through the exercise of warrants and/or the purchase of shares on the open market with cash held in a long-term incentive plan or their own funds. Directors will be required to conduct all open market purchases in accordance with applicable laws, the Company’s insider trading policy and the Company’s Board Charter.

With regard to annual cash compensation for Directors, at the ordinary general meeting held on June 14, 2005, the shareholders authorized the payment of an aggregate of €400,000 or the equivalent in U.S. dollars for director fees for 2005, as well as for each succeeding year, until the shareholders resolve otherwise. The Board of Directors does not pay director fees to the Chairman, the Chief Executive Officer and any other director that would receive a salary as an employee of the Company and/or of its subsidiaries. The average amount of annual directors’ fees delivered to individual non-employee Directors is €57,000 euros for participating in approximately 13 Board meetings and 28 committee meetings per year — more than the average number of meetings for similar companies.

Data provided by the Company’s third party consultancy, Radford, shows that 8 board meetings per year is 50th percentile and 10 per year is 75th percentile.

With respect to equity compensation, the Board of Directors has implemented a warrant program. At the time of the Director’s appointment or at the time the non-employee Director’s term is renewed by the shareholders, the Board of Directors seeks shareholder approval for the issuance of warrants to the Company’s concerned non-employee Directors. The Board of Directors is seeking these approvals at the Meeting pursuant to Proposals 20 to 24.

If you decide to approve only certain or not to approve any of Proposals 20 to 24 relating to non-employee Director warrants, the Board would like to be able to continue to offer non-employee Directors competitive, fair and equivalent compensation by paying increased cash compensation to those non-employee Directors whose warrants are not approved, in the form of long-term incentive (LTI) cash. In order to align the incentives of a non-employee Director who receives higher cash compensation but no warrants with those who receive warrants, the Board of Directors will adopt the Director Share Ownership Program pursuant to which all Directors will be required to acquire and hold a minium of 5,000 Company’s shares as described above. Accordingly, the Board of Directors proposes to increase the aggregate annual amount of €400,000 authorized and set forth by the Eighth Resolution of the ordinary general meeting of shareholders of June 14, 2005, by the following amount in euros or the equivalent in U.S. dollars:

Number of Resolutions Approved	Increase in Aggregate Annual Amount of Director Fees (LTI)

5	+€	0
4	+€	100,000
3	+€	200,000
2	+€	300,000
1	+€	400,000
0	+€	500,000

The annual amount of authorized directors’ fees, as increased, would be allocated to the Directors of the Company for the year ended December 31, 2007, and for each future year, until the general meeting of shareholders resolves otherwise.

The Eight Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE EIGHTH RESOLUTION SUBMITTED FOR YOUR APPROVAL
AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 9

RATIFICATION OF THE REGULATED AGREEMENTS IN COMPLIANCE WITH THE FRENCH
CORPORATE LAW REQUIREMENTS

In compliance with French corporate law, a “Regulated Agreement” is any agreement to be entered into, directly or indirectly, between the Company and its Directors, Chairman of the Board, Chief Executive Officer, a shareholder owning at least 10% of the voting rights, or if such shareholder is a company, the company controlling such shareholder.

Regulated Agreements also include the agreements of the Company with third parties in which one of the persons listed in the first paragraph above has an interest. Accordingly, the Company’s insurance policies with insurance companies to cover the liabilities which may be incurred by its Directors and officers in their capacities as Directors and officers, as the case may be, is a Regulated Agreement pursuant to French law.

In compliance with the French corporate law, Regulated Agreements must be authorized by the Board of Directors and then approved by the next general meeting of shareholders of the Company. However, if the Board is unable to authorize a Regulated Agreement, the general meeting of shareholders may ratify the Regulated

Agreement based on the special report of the statutory auditors of the Company setting out the circumstances which precluded the Board from following the authorization procedures.

The Company has obtained and maintained civil liability insurance for its Directors and officers since September 1994 against liabilities they may incur in their respective capacities, in accordance with its commitment to each of its Directors and officers at the time of the admission of the Company’s shares on the Nasdaq Global Select Market. This commitment, as well as the applicable liability insurance policies, were duly approved and ratified by the shareholders meeting held on August 17, 1994. The liability insurance policies are available for review at the Company’s registered office.

In accordance with its commitment, the Company renewed its liability insurance policies on November 10, 2006, but the Board of Directors was precluded from authorizing these agreements as required by French law because all Directors were interested in these agreements and accordingly, in compliance with French law, none of them could participate in the vote for the authorization. Accordingly, these agreements had to be signed without prior authorization of the Board, as provided for in article L. 225-38 of the French Commercial Code.

Given the commitment with the Directors and officers and the necessity to attract to and retain qualified Directors and officers, the Board of Directors considers the renewal of the liability insurance policies by the Company to be in conformity with its commitments, its corporate interest and the practices of numerous other public companies. Therefore, the Board of Directors proposes that you ratify these liability insurance policies based on the special report prepared by the statutory auditors, pursuant to article L. 225-42, paragraph 3, of the French Commercial Code.

The November 10, 2006 liability insurance policies will expire on November 9, 2007, and the Company intends to renew the policies or obtain similar policies from a different carrier at such time.

The Ninth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE NINTH RESOLUTION SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 10

APPOINTMENT OF CONSTATIN ASSOCIÉS, AS THE COMPANY’S NEW SECOND ALTERNATE STATUTORY
AUDITORS, AS A REPLACEMENT FOR ROUER, BERNARD, BRETOUT, THE COMPANY’S
NEW SECOND REGULAR STATUTORY AUDITORS

French commercial companies which are required to publish consolidated financial statements must appoint two regular statutory auditors as well as two alternate statutory auditors. The current regular and alternate statutory auditors of the Company are the following:

•	Ernst & Young Audit, as regular statutory auditors, and Auditex, as its alternate statutory auditor; and

•	BDO Marque & Gendrot, as second regular statutory auditors, and Rouer, Bernard, Bretout, as its second alternate statutory auditors.

The term of office of these regular and alternate statutory auditors of the Company is scheduled to expire at the close of the annual shareholders meeting called to deliberate upon the Company’s financial statements for the year ending December 31, 2008, i.e. at the annual shareholders meeting to be held in 2009, unless such statutory auditors’ term is terminated earlier in case of their death, early retirement, dismissal or resignation.

Pursuant to French law, the Company’s shareholders have sole authority to appoint the statutory auditors of the Company. In addition to the regular statutory auditor, shareholders must appoint an alternate statutory auditor, who would become the regular statutory auditor in case of the death, early retirement, dismissal or resignation of the regular statutory auditor. When the alternate statutory auditor becomes a regular statutory auditor following the termination of the office of the initial regular statutory auditor, the shareholders must appoint a new alternate statutory auditor. The term of the office of the successors as regular or alternate statutory auditors will be the remainder of the term of office of the departing regular or alternate statutory auditors, as the case may be.

The Company may, in the future, develop business relationship with one or more entities of the group of BDO Marque & Gendrot, affiliated to Deloitte. If the Company entered into such type of relationship, it would mean that BDO Marque & Gendrot would no longer meet the independence requirements set by the French law. Accordingly on March 29, 2007, BDO Marque & Gendrot, second regular statutory auditors, notified the Company of its resignation from its offices. The resignation of BDO Marque & Gendrot will be effective at the close of this Meeting.

Accordingly, Rouer, Bernard, Bretout will become the new second regular statutory auditors effective at the close of this Meeting and the shareholders are requested to appoint a new second alternate statutory auditors, who would succeed to Rouer, Bernard, Bretout in case of earlier termination of the term of Rouer, Bernard, Bretout.

Accordingly, following the recommendation of the Company’s Audit Committee, the Board of Directors proposes that you appoint Constantin Associés, as second alternate statutory auditors of the Company. In accordance with French law, Constatin Associés’ term of office as second alternate statutory auditor would be the remainder of the term of office of Rouer, Bernard, Bretout and will expire at the close of the annual shareholders meeting called to deliberate upon the Company’s financial statements for the year ending December 31, 2008, i.e., at the annual shareholders meeting to be held in 2009.

The Tenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE TENTH RESOLUTION
SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH
THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 11

AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO REPURCHASE
SHARES OF THE COMPANY

In the Twelfth Resolution of the shareholders meeting of June 7, 2006, you authorized the Board of Directors to repurchase the Ordinary Shares or ADSs representing a maximum of 10% of the share capital of the Company; provided, however, that the total number of treasury shares resulting from any repurchases does not exceed 10% of the Company’s share capital. The maximum purchase price per share is €43 (excluding costs) or its U.S. dollar equivalent. The Company may not use more than €250 million or the U.S. dollar equivalent for this share repurchase program. The June 2006 authorization is valid for a period of 18 months and will expire on December 7, 2007. To date, the Company has not repurchased any shares under this authorization.

On December 31, 2006, the Company held 124,698 treasury shares, representing 1.71% of the total number of shares authorized to be purchased under this program and 0.13% of the Company’s share capital. All these treasury shares were allocated to fulfill obligations related to stock option programs or other allocations of shares to employees or officers of the Company or its controlled affiliates. The average purchase price of these treasury shares was €15.88.

The Board of Directors proposes that you renew the authorization for the repurchase of Ordinary Shares or ADSs representing a maximum of 10% of the Company’s share capital; provided, however, that the total number of treasury shares not exceed 10% of the Company’s share capital, the maximum purchase price per share may not exceed €43 (excluding costs) or its U.S. dollar equivalent and the aggregate maximum funds used to repurchase shares may not exceed €250 million or the U.S. dollar equivalent. Upon the approval of this Proposal at the Meeting, the June 2006 authorization will expire.

Pursuant to this new authorization, the shares may be repurchased, upon a decision of the Board of Directors to:

•	hold shares treasury shares in order to subsequently provide shares as consideration in the context of potential external growth transaction, in compliance with applicable securities regulations and stock market rules;

•	fulfill obligations related to stock option programs or other allocations of shares to employees or officers of the Company or of an affiliated company;

•	deliver shares upon the exercise of the rights attached to securities giving the right to shares of the Company;

•	manage the market making in the secondary market and the liquidity of the Company’s share price by an investment services provider through a liquidity agreement compliant with the ethics charter approved by the Autorité des Marchés Financiers (“AMF”) and subject to compliance with the rules of the SEC and the Nasdaq Stock Market;

•	cancel the repurchased shares, subject to the approval of a specific resolution by the extraordinary shareholders meeting; and

•	implement any market practice which would become authorized by the law or the AMF, subject to compliance with the rules of the SEC and Nasdaq Stock Market.

This resolution may be used by the Board of Directors for all treasury shares.

The Company would be able to purchase, sell, transfer or exchange the shares by any means, including, on the open market or over-the-counter, as the case may be, or by way of derivative securities or warrants or securities giving access to the Company’s share capital or by implementation of optional strategies at any time, in compliance with applicable regulations. The part of the program that may be carried out through block trades is not limited.

If you approve this resolution, the Board of Directors requests that you grant to the Board of Directors the necessary powers, with the option to sub-delegate, to implement the program.

If you approve this resolution, it will replace the preceding authorization granted by the shareholders meeting of June 7, 2006, and will be granted for a maximum period of 18 months following the date of the Meeting. It would also be available for used during a public tender offer and/or exchange offer, within the limits permitted by applicable regulations, and only to comply with an obligation to repurchase and deliver shares resulting from a commitment taken before the announcement of the tender offer and/or exchange offer.

In accordance with the provisions of article L. 225-210 of the French Commercial Code, treasury shares have no voting or dividend rights. Pursuant to the provisions of article L. 225-110 of the French Commercial Code, the acquisition of a company’s own shares may not result in the reduction of shareholders’ equity to an amount less than the share capital as increased by non-distributable reserves.

The Eleventh Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE ELEVENTH RESOLUTION
SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH
THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 12

AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO REDUCE
THE COMPANY’S SHARE CAPITAL BY CANCELLATION OF TREASURY SHARES

Within the framework of the share repurchase program set forth in Proposal 11, the Board of Directors proposes that you authorize the Board of Directors to reduce the Company’s share capital, on one or more occasions, by canceling Ordinary Shares repurchased by the Company under its share repurchase programs (or the exchange of ADS for Ordinary Shares and then the cancellation of such shares). In accordance with French law, Ordinary Shares cancelled over a 24-month period may not exceed 10% of the Company’s share capital.

The Board of Directors cancelled 2,942,977 treasury shares on October 20, 2005, representing 3.1% of the Company’s share capital as of December 31, 2006.

If you approve this resolution, it will replace the preceding authorization granted by the shareholders meeting of June 7, 2006, and the authorization set forth in this Proposal will be effective for a maximum period of 18 months following the date of this Meeting.

The Twelfth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE TWELFTH RESOLUTION
SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH
THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSALS 13 TO 17

PREAMBLE ON THE AUTHORIZATIONS AND DELEGATIONS TO ISSUE ORDINARY SHARES UNDER EMPLOYEE STOCK PLANS

Under the Thirteenth to the Seventeenth Proposals, the Board of Directors requests that you authorize the Board of Directors to issue Ordinary Shares in order to continue to implement share capital increases reserved to employees, as well as to grant stock options and awards under the Company’s employee stock plans. The Board of Directors believes that such plans and related incentives encourage a high level of service from employees, serve as a means of rewarding the contribution of the employees to the success of the Company and also serve as a tool for attracting and retaining highly qualified personnel and key employees. The Board of Directors believes that these plans and incentives are a critical element to the future success of the Company.

The Board of Directors has concluded, however, that these equity programs must be limited in their effect on diluting share ownership, and has instituted internal controls and guidelines for annual grants and share issuance under the plans proposed below. Moreover the Board of Directors intends to use the share repurchase program to minimize the dilutive impact of these plans and ensure the Company does not exceed its internal control threshold in any given year.

As a reminder, all proposed equity compensation is first reviewed by the Compensation Committee (100% independent), which makes recommendations to the related plan administrators, which will then approve the equity compensation grant in accordance with the Compensation Committee recommendations.

PROPOSAL 13

AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO INCREASE
THE COMPANY’S SHARE CAPITAL THROUGH THE ISSUANCE OF ORDINARY SHARES, WITH
SUBSCRIPTION RESERVED TO THE PARTICIPANTS IN THE COMPANY
EMPLOYEE SAVINGS PLAN

Within the framework of the Company’s Employee Savings Plan (the “Savings Plan”) implemented by the Company, eligible employees of the Company and any employees of Company’s subsidiaries may subscribe for Ordinary Shares of the Company through a mutual fund during subscription periods, the dates of which are set by the Board of Directors. However the Savings Plan is currently implemented in France only. The employees outside France participate to the 2004 International Employee Stock Purchase Plan described in Proposal 14. The Savings Plan’s purpose is to allow eligible employees to invest their personal savings, including through the allocation of any sums paid by the Company or, as the case may be, its subsidiaries as part of profit-sharing plans and to benefit from the favorable French income tax and social security provisions applicable to employee savings plans.

Since its adoption in 1995 through December 31, 2006, the Company issued 1,297,877 Ordinary Shares that were subscribed under the Savings Plan, of which 87,996 Ordinary Shares were issued in 2006 at an average price of €22.61 per share.

As of December 31, 2006, there were 331,739 Ordinary Shares held under the Savings Plan through the FCPE Business Objects Actionnariat.

As of December 31, 2006, there were 33,700 Ordinary Shares available for issuance under the Savings Plan. This pool will expire on June 2007.

In addition, as of January 1st, 2007, there was a new annual pool of Ordinary Shares to be issued according to the shareholders authorization and delegation granted at the shareholders meeting of June 7, 2006, under the five equity plans described in proposals 13 to 17, equal to 2,922,749 shares (the “Annual General Pool of Shares”), which will expire in December 2007.

In order to permit the Company to continue to offer Ordinary Shares under the Savings Plan, the Board of Directors proposes that you authorize the Board of Directors, with right to delegate according to the legal conditions, to increase, on one or more occasions and in its sole discretion, the Company’s share capital up to a maximum nominal amount of €30,000 through issuances of Ordinary Shares of the Company (i.e. corresponding to 300,000 Ordinary Shares as of the date of this report) reserved for employees who participate in the Savings Plan.

The subscription price of such Ordinary Shares would be at least equal to the higher of the two following prices: 80% of the average of the opening prices of the Ordinary Shares as quoted on Eurolist by Euronexttm over the 20 consecutive trading days preceding the day of the decision setting the opening date for the subscription period; or 85% of the closing price of Ordinary Shares as quoted on Eurolist by Euronexttm on the last trading day preceding the day of the decision setting the opening date for subscription; provided, however, that the subscription price of an Ordinary Share shall not exceed 100% of the average of the opening prices of Ordinary Shares as quoted on Eurolist by Euronexttm over the 20 consecutive trading days preceding the day of the decision setting the opening date for the subscription period.

The Board of Directors proposes further that you authorize the Board of Directors, with the right to delegate according to the legal conditions, to draw up the subscription price according to price setting conditions set forth by the shareholders, and to set the conditions under which the subscribed Ordinary Shares will be paid for and issued.

If you approve this Proposal, you would be waiving your preferential subscription right to subscribe the new Ordinary Shares to be issued in favor of employees who participate in the Savings Plan.

If approved, this authorization would be effective until the annual shareholders meeting called to deliberate upon the financial statements for the year ending December 31, 2008, i.e., at the annual shareholders meeting to be held in 2009.

Legal Information Relating to the Effect of the Issuance on the Company’s Security Holders

If the shareholders authorize the Board of Directors to issue these Ordinary Shares, whenever such authorization is used, the Board of Directors will prepare, in accordance with the provisions of article R. 225-116 of the French Commercial Code, a report to the Company’s security holders describing the definitive terms of the transaction and indicating (i) the potential dilutive effects of the issuance of the securities on the position of the Company’s security holders, (ii) the potential effects of the issuance of the securities on net equity per share, and (iii) the theoretical effect of the issuance of the securities on the market value of the Company’s Ordinary Shares as defined in article R. 225-115 of the French Commercial Code.

Summary of the Ordinary Share Subscription Offer (“Offer”) under Savings Plan

Purpose.  The purpose of the Offer is to attract and retain the best available personnel, to provide additional incentives to employees and to promote the success of the Company’s business.

Administration.  The Board of Directors has full authority to make Offers for the subscription of Ordinary Shares under the Savings Plan within the limits set by French law and the shareholders of the Company.

Eligibility and Participation.  Any employee of the Company or its controlled affiliates, who has been employed for at least three months, is eligible to participate in the Offer under the Savings Plan. The Directors, the Chairman, the Chief Executive Officer and the other executive officers, including the Chief Financial Officer, are not eligible to participate in the Savings Plan. The number of Ordinary Shares that a given employee may subscribe to is determined as a percentage of 10% of the compensation received by the employee over a six-month period set by the Board of Directors. No participant may subscribe for more than 500 Ordinary Shares per subscription period. All employees participating in the Savings Plan have the same rights and privileges, except for the number of Ordinary Shares for which each employee may subscribe. The right to subscribe for the Ordinary Shares may be exercised only by an eligible employee and is not transferable. There are approximately 700 employees eligible to participate in the Savings Plan.

Offering Periods.  The Board of Directors may open offering periods of up to approximately three weeks, which generally end on March 31 and September 30.

Subscription Price.  The subscription price of one Ordinary Share is calculated in euros and may not be less than the higher of (i) 85% of the closing price for one Ordinary Share as quoted on Eurolist by Euronexttm on the last trading day prior to the date of the decision to set the opening date for the subscription period and (ii) 80% of the average of the opening prices quoted on Eurolist by Euronexttm on the 20 trading days preceding the day of the decision to set the subscription period opening date. The subscription price may not exceed 100% of the average set forth in clause (ii) above.

Withdrawals.  Funds invested by employees in the Savings Plan cannot be disposed of for a period of 5 years from the investment, except under limited circumstances specified by French law.

U.S. Accounting Treatment.  Commencing January 1, 2006, the Company accounts for its Savings Plan subscriptions under FAS 123R. Under FAS 123R the Company is required to record a compensation expense in connection with the subscription of Ordinary Shares under the Savings Plan. The Company uses the intrinsic value method at the subscription date.

Tax Information.  The investments made under the Savings Plan benefit from the favorable income tax and social security provisions of French law applicable to employee savings plans.

Plan Benefits.  Given that the number of Ordinary Shares that may be purchased under the Savings Plan is determined, in part, on the compensation received by an employee and given that participation in the Savings Plan is voluntary on the part of the employee, the actual number of Ordinary Shares that may be purchased by any individual is not determinable.

Participation

The number of Ordinary Shares that will be subscribed under the offers by the employees and the executive officers or that would have been subscribed is not determinable.

The Thirteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE THIRTEENTH RESOLUTION
SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH
THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 14

DELEGATION OF POWERS GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE COMPANY’S SHARE CAPITAL THROUGH THE ISSUANCE OF ORDINARY SHARES,
WITH SUBSCRIPTION RESERVED TO THE 2004 BUSINESS OBJECTS S.A. EMPLOYEE
BENEFITS TRUST UNDER THE 2004 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

The 2004 International Employee Stock Purchase Plan (“IESPP”) of the Company was approved at the extraordinary shareholders meeting held on June 10, 2004. The IESPP is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code.

Since its adoption in 2004 through December 31, 2006, the Company issued 649,707 Ordinary Shares under the IESPP, of which 107,888 Ordinary Shares were issued in 2006 at a price of €22.07 per share.

At the extraordinary shareholders meeting of June 7, 2006, the shareholders authorized the Annual General Pool of Shares, described in Proposal 13, which will expire in December 2007

To permit the Company to continue to offer the Company’s Ordinary Shares under the IESPP, the Board of Directors proposes that you decide the principle of one or more Company share capital increases up to a maximum nominal amount of €70,000 through issuances of Ordinary Shares of the Company (i.e. corresponding to 700,000 Ordinary Shares as of the date of this report), subscription to which is reserved to the 2004 Business Objects S.A. Employee Benefits Trust.

The subscription price of such Ordinary Shares would be equal at least to 85% of the lower of the closing price of the Company Ordinary Share as reported on Eurolist by Euronexttm on the first day of the given subscription period and the last day of such subscription period.

The Board of Directors proposes further that you delegate to the Board of Directors, with right to sub-delegate according to the legal conditions, all powers in order to draw up the subscription price according to price setting conditions set forth by the shareholders and the IESPP, and to set the conditions under which the subscribed Ordinary Shares will be paid for and issued.

If you approve this Proposal, you would be waiving your preferential subscription right to subscribe the new Ordinary Shares to be issued in favor of the 2004 Business Objects S.A. Employee Benefits Trust, acting on behalf of the employees of the Company and its subsidiaries.

If approved, this delegation would be valid for a period of 18 months following the date of this Meeting, provided that the issuance be executed during the maximum period of 18 months following the date of this general Meeting.

Legal Information Relating to the Effect of the Issuance on the Company’s Security Holders

If the shareholders authorize the Board of Directors to issue these Ordinary Shares pursuant to this Proposal, whenever such authorization is used, the Board of Directors will prepare, in accordance with the provisions of article R. 225-116 of the French Commercial Code, a report to the Company’s security holders describing the definitive terms of the transaction and indicating (i) the potential dilutive effects of the issuance of the securities on the Company’s security holders, (ii) the potential effects of the issuance of the securities on net equity per share and (iii) the theoretical effect of the issuance of the securities on the market value of the Company’s Ordinary Shares as defined under article R. 225-115 of the French Commercial Code.

Summary of the 2004 International Employee Stock Purchase Plan

Purpose.  The purpose of the IESPP is to attract and retain the best available personnel, to provide an additional incentive and to promote the success of the Company.

Administration.  The Board of Directors, or any committee designated by it for this purpose (the “Administrator”) administers the IESPP. Subject to the other provisions of the IESPP, the Administrator has the authority to construe, interpret and apply the terms of the IESPP and to determine which subsidiaries’ employees may participate.

Eligibility.  Any employee and executive officer of the Company controlled affiliates designated by the Administrator prior to the subscription period is eligible to participate in the IESPP (representing approximately 4,000 persons for employees and representing 4 persons for executive officers); provided however that the Administrator may exclude certain part-time, temporary or highly compensated employees, in its sole discretion. The Directors of the Company and of its subsidiaries are not eligible to participate to the IESPP.

Participation.  An eligible employee may become a participant in the IESPP by providing a completed enrollment form to his employer prior to the beginning of the subscription period.

Payroll Deductions.  At the time an employee files his enrollment form, the employee elects to have payroll deductions made during the subscription period in an amount not to exceed 10% of the compensation which the employee receives during the subscription period. No employee may subscribe for more than 500 Ordinary Shares per subscription period. An employee may increase or decrease the percentage of the employee’s participation during the subscription period by amending the original subscription agreement. No interest accrues on payroll deductions.

Subscription Period.  The subscription period is a period of approximately six months, commencing on (i) the first trading day on or after May 1st and ending on the first trading day on or after the following November 1st and (ii) the first trading day on or after November 1st and ending on the first trading day on or after May 1st.

Issue Price.  For each subscription period, the issue price per share shall not be less than 85% of the closing price of an Ordinary Share as quoted on Eurolist by Euronexttm on the first or last day of the subscription period, whichever is lower.

Reimbursement and Termination of Employment.  An employee may request the reimbursement of payroll deductions at any time within the conditions of the procedures established by the Administrator. An employee’s withdrawal from a subscription period has no effect on the employee’s eligibility to participate in any succeeding subscription period. If an employee ceases to be an employee for any reason, and if the payroll deductions have not yet been used to subscribe under the offer, such deductions will be reimbursed in full.

U.S. Accounting Treatment.  Commencing January 1, 2006, the Company accounts for its IESPP subscriptions under FAS 123R. Under FAS 123R the Company is required to record a compensation expense based on the fair value of the awards at the beginning of the offering period. This fair value includes the discount of 15% over the market value of the share, 85% of the value of a call option and 15% of the value of a put option due to the look back feature.

US Tax Information.  The IESPP and the right of employees to subscribe thereunder, are intended to qualify under Section 423 of the Internal Revenue Code.

An employee who is a United States taxpayer will not have taxable income related to the Ordinary Shares purchased under the IESPP until the employee sells or otherwise disposes of the Ordinary Shares. Upon sale or other disposition of the Ordinary Shares, the employee will generally be subject to tax and the amount of the tax will depend upon the holding period. If the employee sells or otherwise disposes of the Ordinary Shares more than two years from the first day of the offering period and more than one year from the date of the Ordinary Shares are purchased, the employee will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the Ordinary Shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the Ordinary Shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the employee sells or otherwise disposes of the Ordinary Shares before the expiration of these holding periods, the employee will recognize ordinary income generally measured as the excess of the fair market value of the Ordinary Shares on the date of purchase over the purchase price. Any additional gain or loss of such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.

The foregoing is only a summary of the effect of U.S. federal income taxation upon the employee and the Company with respect to the Ordinary Shares purchased under the IESPP. You should refer to the applicable provisions of the Internal Revenue Code. In addition, the summary does not discuss the tax consequences of an employee’s death or the income tax laws of any state or other country in which the employee may reside.

Canadian Federal Tax Information.  An employee who is a Canadian taxpayer will be subject to income tax on the discount (i.e., the difference between the purchase price and the fair market value of the shares at the time of the purchase) at the time the Ordinary Shares are purchased under the IESPP. The employee is subject to tax on the income at the employee’s marginal tax rate. The employee also is subject to Canada Pension Plan (“CPP”) contributions on the discount to the extent the employee has not exceeded the annual contribution ceiling. The employer will withhold the income tax and, if necessary, CPP contributions.

Upon the sale or other disposition of the Shares, the employee is subject to income tax on any taxable gain at the employee’s marginal tax rate. The taxable gain will be one-half of the difference between the sale price and the adjusted cost basis of the Shares (i.e., the fair market value of the shares on the date of purchase, less any brokerage fees). One-half of any loss arising on the sale of the Shares (including any brokerage fees) may be deducted from any taxable capital gain for the year, the previous three taxation years, or any subsequent year. Further, if the employee owns other Shares of the Company, the employee’s tax treatment may be different than described herein.

The foregoing is only a summary of the effect of Canadian federal income taxation upon the employee and the employer with respect to the Ordinary Shares purchased under the IESPP. It does not include any provincial or other taxes that may also be due. It also does not take into account any hardship to an employee which may alter the withholding obligation of the employer.

United Kingdom Tax Information.  The summary which follows is general in nature and does not discuss all of the various laws, rules and regulations that may apply to employee stock purchase plans in the United Kingdom. The summary will only apply to an employee that is resident, ordinarily resident and domiciled in the United Kingdom.

An employee who is resident and ordinarily resident in the United Kingdom at the beginning of the offering period will be subject to income tax on the discount (i.e., the difference between the purchase price and the fair market value of the shares at the time of the purchase) at the time the Ordinary Shares are purchased under the IESPP. The employee is subject to tax on the income at the employee’s marginal tax rate. The employee also is subject to National Insurance Contributions (“NICs”) on the discount. The employer is required to operate withholding on these amounts. The employer will calculate the income tax and employee and employer NICs due when the shares are purchased and will account for these amounts to Her Majesty’s Revenue and Customs (“HMRC”) through the Pay As You Earn system (“PAYE”).

Upon the sale or other disposition of the Shares, the employee may be subject to capital gains tax on any taxable gain. The taxable gain is the difference between the sale price and the fair market value of the shares on the date of the purchase of the Shares. The employee’s capital gain may be reduced by taper relief, the amount of which is based on the period of time during which the shares are held following purchase and whether the individual continued to be employed by his or her employer or a related company. Any capital gains realized are subject to an annual personal exemption before capital gains tax is payable.

Indian Tax Information.  Prior to March 31, 2007, an employee who is an Indian taxpayer will be subject to income tax on the discount (i.e., the difference between the purchase price and the fair market value of the shares at the time of the purchase) on the Ordinary Shares purchased under the IESPP as a perquisite. The employer must withhold the income tax due on the discount.

The Finance Bill 2007 announced by the Indian Finance Minister on February 28, 2007 proposes the imposition of an employer-paid Fringe Benefit Tax (“FBT”) on rights to purchase shares at a discount. The Finance Bill has to be passed by both houses of parliament and receive presidential assent before it can be enacted and amend the Indian Income Tax Act, 1961. It is expected that the Finance Bill will be enacted by mid-June with retroactive effect to April 1, 2007.

The Finance Bill 2007 would require that FBT be paid on equity shares issued, directly or indirectly, by an employer at a concessional (discounted) rate to its employees. Subject to the comments below, this means that FBT would apply to the discount on the Ordinary Shares purchased under the IESPP.

The proposed provisions require the payment of FBT only to the extent the share income is not a taxable perquisite in the hand of the employee. Under present law, as mentioned above, the income from the purchase of shares in the IESPP is a taxable perquisite. By imposing FBT on share income, however, the new law will result in the share income no longer being considered a taxable perquisite at the employee level.

However, under the Finance Bill 2007, FBT applies only to an employer providing specified benefits to its employees. To the extent the Company issuing the share based awards is not the direct employing company of the Indian employees, FBT should not apply to shares purchased by the employees. In this case, because FBT would not apply, the employees will remain subject to tax on the share income. (It is possible, however, that the law will be clarified to state that FBT will be due on share income, even if it is a taxable perquisite in the hands of the employee and/or that the law will be amended to apply to grants made by a non-Indian company, such as the Company, which is not the employer of the Indian employee. In the latter case, only FBT would apply to the employer and the equity awards would be tax-free to the Indian employees (until shares are sold at a gain).)

Although the Finance Bill does not directly change the capital gains tax regime (under which capital assets sold more than 12 months after acquisition are taxed at favorable long-term capital gains rates), the changes in the income tax treatment of equity awards would impact potential capital gains by virtue of the fact that FBT may replace income tax to the employee. If that is the case, the employer would pay FBT on the difference between the fair market value of the equity shares on the date of the purchase by the employees, as reduced by the amount actually paid by or recovered from the employee, and the employee would pay capital gains tax (either at the favorable rate if held more than 12 months or at regular income tax rates) on any additional capital gain (i.e., the difference (if any) between the amount of the sale price of the shares and the gross value of the levy of FBT on the employer, under the guidelines to be issued in this regard by the Central Board of Direct Tax). If the employee immediately sells the shares upon issuance, no additional gain would exist, provided he or she does not gain from the sale of the shares, and the employee would not have to pay any tax with respect to the shares. Of course, this assumes that FBT applies to the purchase of the shares of the IESPP, which as explained above may not be the case because the shares are issued by the Company, not an Indian employer.

Plan Benefits.  Given that the number of Ordinary Shares that may be purchased under the IESPP is determined, in part, on the compensation received by an employee because participation in the IESPP is voluntary on the part of the employee, the actual number of Ordinary Shares that may be purchased by any individual is not determinable.

Participation

The number of Ordinary Shares that will be subscribed or that would have been subscribed by the employees and the executive officers under the IESPP is not determinable.

The Fourteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE FOURTEENTH RESOLUTION SUBMITTED FOR YOUR APPROVAL
AND IN FAVOR OF WHICH THE BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 15

AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO GRANT OPTIONS
TO SUBSCRIBE OR TO PURCHASE ORDINARY SHARES OF THE COMPANY AND
ADOPTION OF THE 2007 STOCK OPTION PLAN

The shareholder authorization relating to the 2001 Stock Incentive Plan, which is the primary plan under which the Company issues employee options, will expire on June 7, 2008.

Since its adoption in 2001 through December 31, 2006, the Company granted 13,820,166 options to subscribe for Ordinary Shares under the 2001 Stock Incentive Plan, including 2,997,195 options in 2006. Of the granted options, 1,308,325 options have been exercised, 5,059,251 have been cancelled and 7,452,590 were outstanding as of December 31, 2006.

At the extraordinary shareholders meeting of June 7, 2006, the shareholders authorized the Annual General Pool of Shares, described in Proposal 13, which will expire in December 2007.

In order to permit the Company to continue to grant options, the Board of Directors propose that you adopt the terms and conditions of the 2007 Stock Option Plan, that you authorize the Board of Directors to grant thereunder, on one or more occasions and in its sole discretion, to employees and eligible Directors and Officers of the Company and its controlled affiliates, options to subscribe for or purchase 2,500,000 Company’s Ordinary Shares with a nominal value of 0.10 euro each; being stipulated that the ceiling referred to above does not include any adjustments that may be made in accordance with applicable legal and regulatory provisions to preserve the rights of the holders of options; and that you also authorize the Board of Directors for the first time in 2008, to increase on one or more occasions per calendar year and until the expiration of the authorization in August 2010, the number of Ordinary Shares that may be subscribed for or purchased upon the exercise of stock options granted pursuant to the 2007 Stock Option Plan by an annual amount equal to the lesser of: (i) 2,500,000 Ordinary Shares with a nominal value of €0.10 each, (ii) the number of Ordinary Shares corresponding to 2.5% of the total number of the Company Ordinary Shares issued as of December 31 of the prior calendar year, and (iii) any lesser amount as determined by the Board of Directors, it being understood that in no event will the total number of options outstanding give the right to subscribe to a total number of the Company Ordinary Shares in excess of one third of the Company’s share capital, in accordance with articles L. 225-182 and R. 225-113 of the French Commercial Code.

The subscription or purchase price for an option to subscribe or purchase Ordinary Shares may be no less than the higher of (i) 100% of the closing price of a Company Ordinary Share as reported on the Eurolist by Euronexttm on the last trading day prior to the date of grant, or (ii) 100% of the average of the opening prices of Ordinary Shares on such market over the 20 trading days preceding the grant date; provided, however, that the subscription or purchase price for options intended to qualify as incentive stock options (as defined by Section 422 of the United States Internal Revenue Code of 1986) granted to a U.S. beneficiary who, at the time of the grant, owns stock representing more than 10% of the voting rights of all classes of stock of the Company and/or controlled affiliates, may not be less than 110% of the closing price of a Company Ordinary Share on the last trading day prior to the date of grant. In addition, if the shares delivered upon exercise of any option are treasury shares, the purchase price for an option to purchase Ordinary Shares, may not be less than 80% of the average purchase price of the shares according to article L. 225-179 of the French Commercial Code. The exercise price and the number of Ordinary Shares optioned may not be adjusted, except upon the occurrence of events defined in article L. 225-181 of the Commercial Code. These events relate primarily to changes in capitalization.

The term of the options granted under the 2007 Stock Option Plan may not exceed seven years from their grant date.

The Board of Directors proposes further that you grant to the Board of Directors all powers in order to set the list of the option beneficiaries and the number of options granted to each of them, to draw up the subscription price according to price setting conditions set forth by the shareholders and the 2007 Stock Option Plan, and to set the conditions of grant and exercise of the option and the potential conditions of holding of the Ordinary Shares, as well as to amend the 2007 Stock Option Plan.

If you approve this Proposal, you would be waiving your preferential subscription right to subscribe the new Ordinary Shares to be issued following option exercises in favor of the option holders.

If approved, this authorization would be valid for a period of 38 months following the date of the Meeting.

The Board of Directors proposes further that you approve the terms and conditions of the 2007 Stock Option Plan, as presented below.

Summary of the 2007 Stock Option Plan

Purpose.  The purpose of the 2007 Stock Option Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to employees and to promote the success of the Company’s business.

Administration.  The 2007 Stock Option Plan is administered by the Board of Directors. Subject to the other provisions of the 2007 Stock Option Plan, the Board has the power to determine the terms and conditions of the options granted, including the exercise price, the number of Ordinary Shares subject to the option and the exercisability thereof.

Eligibility.  Pursuant to applicable French law, options may be granted to employees of the Company or any affiliated company (representing approximately 5,200 persons), as well as to the Chief Executive Officer (Directeur Général), the Chairman of the Board, the Chief Financial Officer and the other executive officers (representing 4 persons). Under French law, the Company cannot grant options to non-employee Directors.

Terms and conditions of options.  Each option granted is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

(a) Exercise price.  The Board of Directors determines the exercise price at the time the option is granted. The subscription or purchase price for an option to subscribe or purchase Ordinary Shares may be no less than the higher of (i) 100% of the closing price of Ordinary Shares as reported on Eurolist by Euronexttm on the last trading day prior to the date of grant, or (ii) 100% of the average of the opening prices of Ordinary Shares on such market over the 20 trading days preceding the grant date; provided, however, that the subscription or purchase price for options intended to qualify as incentive stock options (as defined by Section 422 of the United States Internal Revenue Code of 1986) may not be less than 110% of the closing price of Ordinary Shares on the last trading day prior to the date of grant granted to a U.S. beneficiary who, at the time of the grant, owns stock representing more than 10% of the voting rights of all classes of stock of the Company and/or controlled affiliates. In addition, if the shares delivered upon exercise of any option are treasury shares, the purchase price for an option to purchase Ordinary Shares, may not be less than 80% of the average purchase price of the shares according to article L. 225-179 of the French Commercial Code. The exercise price and the number of Ordinary Shares optioned may not be adjusted, except upon the occurrence of events defined in article L. 225-181 of the Commercial Code. Such events relate primarily to changes in capitalization.

(b) Exercise of the Option.  Each stock option agreement specifies the term of the option and the date when the option becomes exercisable. The terms of such vesting are determined by the Board of Directors. Subject to the signature by the employee of his/her stock option agreement and, as the case may be, any exhibit or form attached to the stock option agreement on or before the 90th day from its notification date, options granted by the Company generally vest at a rate of 25% of the shares subject to the options after twelve months, and then 1/48th of the shares subject to the options vest each month thereafter, provided the beneficiary remains continuously employed by the Company or an affiliate company. Due to the provisions of French tax laws, options granted to employees residing in France are subject to a minimum holding period of four years from the date of grant during which time the shares acquired through the exercise of such options cannot be transferred or converted into American Depositary Shares, except under the specific circumstances set forth in article 163 bis C of the French Tax Code.

(c) Termination of Employment.  In the event an optionee’s status as an employee terminates for any reason other than death or disability, the optionee may exercise his or her vested options within 90 days from the date of such termination. Options can be exercised within six months in case of death or disability.

(d) Term of Options.  Options may have a term of no more than seven years.

(e) Non-transferability of Options.  An option is not transferable by the optionee other than by will or the laws of descent and distribution. In the event of the optionee’s death, all vested options may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

(f) Transferability of Shares.  As a general rule, shares acquired pursuant to the exercise of an option may be disposed of immediately. However, under the current provisions of French tax and social security laws, French companies are required to pay, in respect of France based employees, French social security contributions as well as certain salary based taxes on the gain corresponding to the difference between the option price and the fair market value of the underlying shares at the time of exercise if the beneficiary disposes of the shares before a four year period following the grant of the option. Due to these provisions, the Board of Directors decided to establish a vesting calendar and to impose a minimum holding period with respect to the shares acquired through the exercise of options, so that France based holders of options may not sell or otherwise dispose of their shares before the expiration of a four year period following the date of grant of the options.

U.S. Accounting Treatment.  Commencing January 1, 2006, the Company accounts for its option grants under FAS 123R. Under FAS 123R, the Company is required to record a compensation expense in connection with option grants to its employees and those of its subsidiaries. The company uses a Binomial model based on multiple assumptions to determine the fair value of its options at grant date.

Tax Information.  Options granted under the 2007 Stock Option Plan may be either “incentive stock options,” as defined in Section 422 of the United States Internal Revenue Code of 1986, as amended, or “nonstatutory” options.

Incentive Stock Options.  If an option granted under the 2007 Stock Option Plan is an incentive stock option, if the optionee is a U.S. taxpayer, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to exercise of the option unless the optionee is subject to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% stockholder of the Company. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

Nonstatutory Stock Options.  All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee who is a U.S. taxpayer will not recognize any taxable income at the time a nonstatutory option is granted. However, upon exercise of a nonstatutory option, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to income tax withholding by the Company. Upon a disposition of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

The foregoing summary of the effect of federal income taxation upon optionees with respect to the grant and exercise of options under the 2007 Stock Option Plan does not purport to be complete, and reference should be made to the applicable provisions of United States Internal Revenue Code of 1986, as amended. In addition, this summary does not discuss the tax consequences of the optionee’s death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

Canadian Federal Tax Information.  Subject to the deferral provision below, upon exercise of a nonstatutory option, the optionee will recognize taxable income. The taxable income will be equal to one half of the difference (or spread) between the then fair market value of the Shares purchased and the exercise price. Any taxable income recognized in connection with an option exercised by an optionee who is also an employee of the Company will be subject to income tax withholding by the employer at the employee’s marginal tax rate.

The optionee may be able to defer taxation of the remaining one half of the spread arising upon exercise until the earliest of the time that the individual sells or otherwise disposes of the Ordinary Shares, dies or becomes a non-resident of Canada. The optionee may defer the tax on the spread at exercise only on the first C$100,000 worth of options that vest in any one-year. For the purpose of calculating this limit, the value of an option equals the fair market value of the underlying Ordinary Shares at the time the option was granted.

Regardless of whether the deferral applies, an employee will be subject CPP contributions on the taxable amount at exercise (i.e., one-half of the spread) to the extent the employee has not exceeded the annual contribution ceiling. The employer will withhold any CCP contributions that are due from the taxable income at exercise.

Upon the sale or other disposition of the Ordinary Shares, the optionee is subject to income tax on any taxable gain at the optionee’s marginal tax rate. The taxable gain will be one-half of the difference between the sale price and the adjusted cost basis of the shares (i.e., the fair market value of the shares on the date of exercise, less any brokerage fees). One-half of any loss arising on the sale of the shares (including any brokerage fees) may be deducted from any taxable capital gain for the year, the previous three taxation years, or any subsequent year. Further, if the employee owns other Ordinary Shares of the Company, the optionee’s tax treatment may be different than described herein.

The foregoing is only a summary of the effect of Canadian federal income taxation upon the employee and the employer with respect to the options. It does not include any provincial or other taxes that may also be due. It also does not take into account any hardship to an employee which may alter the withholding obligation of the employer.

United Kingdom Tax Information.  The summary which follows is general in nature and does not discuss all of the various laws, rules and regulations that may apply to stock options in the United Kingdom. The summary will only apply to an employee that is resident, ordinarily resident and domiciled in the United Kingdom.

The Company intends to grant options that are subject to a tax-favored CSOP scheme (“UK Approved Options”) and options that are not UK Approved Options (“UK Unapproved Options”). No UK Approved Options may be granted to employees unless and until the scheme has been prepared and approved by HMRC.

UK Approved Options.  UK Approved Options are eligible to receive favorable tax treatment provided the employee does not exercise the option granted under the scheme within three years of the date of grant; otherwise, favorable tax treatment will only be available in limited instances as set out below. The employee may hold UK Approved Options with an aggregate value in total, assessed at the respective date(s) of grant, that does not exceed £30,000. Options granted to an employee in excess of the £30,000 limit will be granted as UK Unapproved Options.

The employee is not subject to tax upon the grant of a UK Approved Option. If the employee exercises the UK Approved Options within three years of the grant date, then the employees is subject to tax and NICs unless he or she exercises as a “good leaver.” Income tax will be charged on the difference between the fair market value of the stock on the date of exercise and the exercise price (i.e., the spread).

A good leaver is an employee who terminates employment with the Company or a related employer due to injury, disability, retirement (on or after an age specified in the plan which is 55 or greater) or redundancy (together “Approved Circumstances”). If the good leaver employee exercises the option within six months of termination of his or her employment due to Approved Circumstances, then the income realized on the exercise of the UK Approved Option will not be subject to income tax. Further, no NICs will be due.

Likewise, if the employee exercises the UK Approved Options more than three years from the grant date while the scheme remains approved by HMRC, the employee is not subject to income tax or NICs on the spread at exercise.

If the employee exercises his or her option in circumstances where the employee does not qualify for relief from income tax and NICs, the employer will be responsible for operating income tax withholding under the PAYE in relation to the spread on exercise of the options, for withholding the NICs due on the spread, and for paying the income tax and NICs withheld to the HMRC on behalf of the employee.

If the options are exercised in circumstances that qualify for relief from income tax and NICs on exercise, the employer has no withholding obligations in connection with the UK Approved Options.

The Company may grant UK Approved Options which are conditional upon the employee agreeing to accept any liability for employer’s NICs, which may become due on the exercise of the options. To accomplish the foregoing, the employee is required to execute a joint election form and return the joint election form to his or her employer. For the tax year 2007 — 2008, the employer NICs are charged at a rate of 12.8% on the spread. The employee will be eligible to receive tax relief for the transferred employer’s NICs, by reducing the gain on which income tax will be payable on the exercise of his or her options.

UK Unapproved Options.  Upon exercise of the UK Unapproved Option, the employee will be subject to income tax and NICs. Income tax will be charged on the difference between the fair market value of the stock on the date of exercise and the exercise price (i.e., the spread).

The Company may grant UK Unapproved Options which are conditional upon the employee agreeing to accept any liability for employer’s NICs, which also become due on the exercise of the options. To accomplish the foregoing, the employee is required to execute a joint election form and return the joint election form to his or her employer. For the tax year 2007 — 2008, the employer NICs are charged at a rate of 12.8% on the spread. The employee will be eligible to receive tax relief for the transferred employer’s NICs, by reducing the gain on which income tax will be payable on the exercise of his or her options.

The employer will calculate the income tax and employee and employer NICs due when the employee exercises the UK Unapproved Options and will account for these amounts to HMRC through the PAYE.

UK Capital Gains Tax.  Upon the sale or other disposition of the Ordinary Shares, the employee may be subject to capital gains tax on any taxable gain. The capital gain is the difference between the sale price and the exercise price for the shares plus any amount that has been subject to income tax on the purchase of the Ordinary Shares. The employee’s capital gain may be reduced by taper relief, the amount of which is based on the period of time during which the shares are held following exercise of the options and whether the individual continued to be employed by his or her employer or a related company. Any capital gains realized are subject to an annual personal exemption before capital gains tax is payable.

Indian Tax Information.  Prior to March 31, 2007, an employee who is an Indian taxpayer will be subject to income tax on the spread (i.e., the difference (or spread) between the exercise price and the fair market value of the shares at the time of the exercise) at the time the Ordinary Shares are issued under the 2007 Stock Option Plan as a perquisite. The employer must withhold the income tax due on the spread.

The Finance Bill 2007 announced by the Indian Finance Minister on February 28, 2007 proposes the imposition of an employer-paid Fringe Benefit Tax (“FBT”) on the exercise of options. The Finance Bill has to be passed by both houses of parliament and receive presidential assent before it can be enacted and amend the Indian Income Tax Act, 1961. It is expected that the Finance Bill will be enacted by mid-June with retroactive effect to April 1, 2007.

The Finance Bill 2007 would require that FBT be paid on equity shares issued, directly or indirectly, by an employer at a concessional (discounted) rate to its employees. Subject to the comments below, this means that FBT would apply to the spread at exercise of options granted under the 2007 Stock Option Plan.

The proposed provisions require the payment of FBT only to the extent the share income is not a taxable perquisite in the hand of the employee. Under present law, as mentioned above, the income from the exercise of options is a taxable perquisite. By imposing FBT on share income, however, the new law will result in the share income no longer being considered a taxable perquisite at the employee level.

However, under the Finance Bill 2007, FBT applies only to an employer providing specified benefits to its employees. To the extent the Company is not the direct employing company of the Indian employees, FBT should not apply to shares of the Company purchased by the employees. In this case, because FBT would not apply, the employees will remain subject to tax on the share income. (It is possible, however, that the law will be clarified to state that FBT will be due on share income, even if it is a taxable perquisite in the hands of the employee and/or that the law will be amended to apply to grants made by a non-Indian company, such as the Company, which is not the employer of the Indian employee. In the latter case, only FBT would apply to the employer and the equity awards would be tax-free to the Indian employees (until shares are sold at a gain).)

Although the Finance Bill does not directly change the capital gains tax regime (under which capital assets sold more than 12 months after acquisition are taxed at favorable long-term capital gains rates), the changes in the income tax treatment of equity awards would impact potential capital gains by virtue of the fact that FBT may replace income tax to the employee. If that is the case, the employer would pay FBT on the spread at the time of exercise, and the employee would pay capital gains tax (either at the favorable rate if held more than 12 months or at regular income tax rates) on any additional capital gain (i.e., the difference (if any) between the amount of the sale proceeds of the shares and the gross value of the levy of FBT on the employer, under the guidelines to be issued in this regard by the Central Board of Direct Tax). If the employee immediately sells the shares upon issuance, provided that the employee derives no gain on sale, no additional gain would exist, and the employee would not have to pay any tax with respect to the shares. Of course, this assumes that FBT applies to the exercise of options, which as explained above may not be the case because the shares are issued by the Company, not an Indian employer.

Participation

The number of options that will be granted or that would have been granted to the employees and the executive officers under the 2007 Stock Option Plan is not determinable.

The Fifteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE FIFTENTH RESOLUTION
SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE
BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 16

DELEGATION OF POWERS GRANTED TO THE BOARD OF DIRECTORS TO INCREASE THE
COMPANY’S SHARE CAPITAL THROUGH THE ISSUANCE OF ORDINARY SHARES, WITH
SUBSCRIPTION RESERVED TO THE BUSINESS OBJECTS EMPLOYEE BENEFIT SUB-PLAN TRUST UNDER THE 2001 STOCK INCENTIVE SUB-PLAN

The 2001 Stock Incentive Sub-Plan (“Sub-Plan”) of the Company was approved at the extraordinary shareholders meeting held on June 10, 2004. The Sub-Plan allows some non-French subsidiaries of the Company (the “Subsidiaries”) to grant restricted stock and performance shares (“Awards”) to their employees. The Shares underlying Awards are issued and subscribed by the Business Objects Employee Benefit Sub-Plan Trust (the “Sub-Plan Trust”). The Sub-Plan Trust subscribes for these shares from the Company using funds contributed to the Sub-Plan Trust by the Subsidiaries. The Sub-Plan Administrator (as defined in the Sub-Plan summary below) then grants Awards to Subsidiary employees.

Since its adoption in 2004 through December 31, 2006, the Company issued 597,657 Ordinary Shares to the Sub-Plan Trust, of which 172,657 were issued in 2006 at an average price of €24.72 per share.

The extraordinary shareholders meeting of June 7, 2006 authorized the Board of Directors to increase the share capital, on one or more occasions, by a maximum number of 2,500,000 new Ordinary Shares, of €0.10 nominal value each, reserved to the Sub-Plan Trust. This authorization for the Ordinary Shares will expire in December 2007.

In order to permit the Subsidiaries to continue to grant Awards to their employees under the Sub-Plan, the Board of Directors proposes that you decide the principle of one or more Company Share capital increases up to a maximum nominal amount of €100,000 through issuances of Ordinary Shares of the Company (i.e. corresponding to 1,000,000 Ordinary Shares as of the date of this report), subscription to which is reserved to the Sub-Plan Trust.

The subscription price paid by the Sub-Plan Trust for the purchase of shares from the Company would equal 100% of the closing price of the Company’s Ordinary Shares as reported on Eurolist by Euronexttm on the last trading day preceding the decision of the issuance of the Ordinary Shares to the Sub-Plan Trust.

The Board of Directors proposes further that you delegate to the Board of Directors, with right to sub-delegate according to the legal conditions, all powers in order to draw up the subscription price according to price setting conditions set forth by the shareholders and to set the conditions under which the subscribed Ordinary Shares will be paid for and issued.

If you approve this Proposal, you would waive your preferential subscription right to subscribe the new Ordinary Shares to be issued in favor of the Sub-Plan Trust, acting on behalf of the Subsidiaries.

If approved, this delegation would be valid for a period of 18 months following the date of the Meeting, provided that the issuance be executed within 18 months following the date of the Meeting.

Legal Information Relating to the Effect of the Issuance on the Company’s Security Holders

If the shareholders authorize the Board of Directors to issue these Ordinary Shares pursuant to this Proposal, whenever such authorization is used, the Board of Directors will prepare, in accordance with the provisions of article R. 225-116 of the French Commercial Code a report to the Company’s security holders describing the definitive terms of the transaction and indicating (i) the potential dilutive effects of the issuance of the securities on the Company’s security holders, (ii) the potential effects of the issuance of the securities on net equity per share and (iii) the theoretical effect of the issuance of the securities on the market value of the Company’s Ordinary Shares as defined under article R. 225-115 of the French Commercial Code.

The Board of Directors proposes further that you approve the correlative amendments to the Sub-Plan, as presented below.

Summary of the 2001 Stock Incentive Sub-Plan

Purpose.  The purposes of the Sub-Plan are to enable the non-French subsidiaries of the Company (the “Subsidiaries”) to attract, retain and motivate the best available personnel for positions of substantial responsibility and to promote the success of the Company’s worldwide business. The Sub-Plan allows the Subsidiaries to grant Awards to their employees.

Administration.  The shares underlying the Awards are issued and subscribed by the Sub-Plan Trust. The Sub-Plan Trust subscribes for shares using funds contributed to the Sub-Plan Trust by the Subsidiaries. The Sub-Plan is administered either by the Board of Directors of each Subsidiary which shall administer this Sub-Plan with respect to Subsidiary employees or a designated committee which shall administer this Sub-Plan with respect to employees of all Subsidiaries (the “Sub-Plan Administrator”) who directs the Sub-Plan Trustee with respect to:

•	determining whether and to what extent Awards are granted;

•	determining the number of shares to be covered by each Award;

•	approving forms of Award agreements for use under the Sub-Plan;

•	determining the terms and conditions, including vesting, of Awards — these terms and conditions may provide for the distribution of Awards at a specific time after vesting;

•	interpreting the terms of the Sub-Plan and Awards granted thereunder;

•	prescribing, amending and rescinding rules and regulations relating to the Sub-Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under applicable tax laws;

•	modifying or amending each Award; and

•	making all other determinations deemed necessary or advisable for administering the Sub-Plan.

Eligibility.  The Sub-Plan provides that Awards may only be granted to the employees of the Subsidiaries (representing approximately 4,000 persons). The executive officers are entitled to Awards if they are also employees of the Subsidiaries. The Directors are not entitled to Awards grants unless they are also employees of the Subsidiaries.

Awards that are Forfeited.  If an Award expires without having been fully vested, the unvested shares will either be returned to the available pool of shares reserved for delivery under the Sub-Plan or, at the request of a Subsidiary, shall be sold by the Sub-Plan Trust with the proceeds paid to the Subsidiary.

Grant of Restricted Stock.  Restricted stock may be granted to Subsidiary employees as determined by the Sub-Plan Administrator and communicated to the Sub-Plan Trustee. Restricted stock is granted by the Sub-Plan Administrator in the form of units to acquire shares from the Sub-Plan Trust. Each such unit is the equivalent of one share for purposes of determining the number of shares subject to an Award. Each restricted stock award is evidenced by an agreement specifying such other terms and conditions as are determined by the Sub-Plan Administrator. The Sub-Plan Administrator shall have complete discretion to determine:

•	the number of shares subject to an Award granted to any Subsidiary employee; and

•	the conditions that must be satisfied for vesting or grant. These conditions are typically based on the employee signing his/her restricted stock award agreement within 90 days from its receipt by the employee and continuing to provide his/her services to a Subsidiary, but may include a performance-based component. For instance, certain Awards granted to the Chief Executive Officer and the Chief Strategy Officer in 2005 were based on Company’s revenue and operation margin goal. The detail of these performance-based Award grants is presented in the section Compensation Discussion & Analysis in page 49 of this Proxy Statement.

Grant of Performance Shares.  Performance shares are Awards that are only issued to the Subsidiary employees if certain conditions are satisfied. Typically, these conditions are based upon signing the performance award agreement within 90 days from its receipt by the employee and achieving performance milestones. However, they may include a service-based component. Performance shares are granted by the Sub-Plan Administrator in the form of units to acquire shares from the Sub-Plan Trust. Each such unit is the equivalent of one share for purposes of determining the number of shares subject to an Award. Each performance share Award shall be evidenced by an agreement specifying the purchase price (if any) and such other terms as determined by the Sub-Plan Administrator.

Voting of Trust Ordinary Shares.  The Sub-Plan Trustee abstains from voting shares held in the Sub-Plan Trust.

Leaves of Absence.  Unless the Sub-Plan Administrator provides otherwise or as otherwise required by applicable laws, Awards shall cease vesting commencing on the 91st day of any unpaid leave of absence and shall only recommence upon return to active service.

Dividends and Tax Credits.  Any dividends or tax credits applicable to shares underlying Awards that are held in the Sub-Plan Trust shall be distributed or forfeited at the same time as the underlying shares, according to their vesting or distribution schedule.

Non-Transferability of Awards.  An Award granted under the Sub-Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.

Adjustment Upon Changes in Capitalization, Corporate Transactions.  In the event of a capital transaction impacting the capital structure of the Company, appropriate proportional adjustments shall be made in the number of shares and the price (if any) subject to the Awards. Any such adjustment shall be made by the Company and the Sub-Plan Administrator. The Company shall issue to the Sub-Plan Trust the number of Ordinary Shares to carry out such adjustments within the limits defined by the shareholders’ authorizations. In the event that the Company is acquired in any merger, consolidation, acquisition of assets or like occurrence, each outstanding Award granted under the Sub-Plan shall be assumed or an equivalent right substituted by a successor corporation (or trust or financial intermediary thereof). If such Awards granted under the Sub-Plan are not assumed, they become fully vested prior to the closing of such merger or consolidation.

Amendment, Suspension and Termination of the Sub-Plan.  The Sub-Plan Administrator may amend, suspend or terminate the Sub-Plan at any time; provided, however, that shareholders’ approval is required for any amendment to the extent necessary and desirable to comply with applicable laws and regulations.

United States Federal Tax Information.  A recipient of an Award who is a U.S. taxpayer will not have taxable income upon grant. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the vested shares minus any amount paid for the vested shares. However, if the Sub-Plan Administrator provides that an Award will be distributed at a specific time after vesting, the participant may defer income (but not employment tax) measurement and recognition until the time he or she receives the shares. Any Award that is distributed after vesting may need to comply with Internal Revenue Code Section 409A in order to avoid additional taxes, interests and penalties.

The Company’s U.S. subsidiary generally will be entitled to tax deductions in connection with an Award under the Sub-Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income. Special rules limit the deductibility of compensation paid to the Chief Executive Officer and to each of the four most highly compensated executive officers. Under Section 162(m) of the United States Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

U.S. Accounting Treatment.  Commencing January 1, 2006, the Company accounts for its equity compensation awards to its foreign subsidiaries’ employees under FAS 123R. Under FAS 123R, the Company is required to record a compensation expense in connection with restricted stocks units granted to its Subsidiary employees, free of charge. The fair value of its restricted stocks units equals to the closing price of the Company’s share at grant date.

Canadian Federal Tax Information.  A recipient of an Award who is a Canadian taxpayer will not have taxable income upon grant. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the vested shares minus any amount paid for the vested shares. The recipient is subject to tax on the income at the recipient’s marginal tax rate. A recipient who is an employee will be subject to CPP contributions on the taxable amount at vesting to the extent the employee has not exceeded the annual contribution ceiling. The employer will withhold the income tax and, if necessary, CPP contributions.

Upon the sale or other disposition of the shares, the recipient is subject to income tax on any capital gains at the recipient’s marginal tax rate. The taxable gain will be one-half of the difference between the sale price and the adjusted cost basis of the shares (i.e., the fair market value of the shares on the date of vesting, less any brokerage fees). One-half of any loss arising on the sale of the shares (including any brokerage fees) may be deducted from any taxable capital gain for the year, the previous three taxation years, or any subsequent year. Further, if the employee owns other shares of the Company, the recipient’s tax treatment may be different than described herein.

The foregoing is only a summary of the effect of Canadian federal income taxation upon the recipient and the employer with respect to the Awards. It does not include any provincial or other taxes that may also be due. It also does not take into account any hardship to an employee which may alter the withholding obligation of the employer.

United Kingdom Tax Information.  The summary which follows is general in nature and does not discuss all of the various laws, rules and regulations that may apply to restricted stock and performance share awards in the United Kingdom. The summary will only apply to an employee that is resident, ordinarily resident and domiciled in the United Kingdom.

A recipient of an Award who is resident and ordinarily resident in the United Kingdom will not have taxable income upon grant. Instead, he or she will be subject to income tax and NICs when the Awards vest and shares are issued to the employee. The employee will be taxed on the fair market value of the shares issued on the date of vesting.

The Awards have been granted conditional upon the employee agreeing to accept any liability for employer’s NICs, which also become due at vesting. To accomplish the foregoing, the employee must execute a joint election form and return the joint election form to his or her employer prior to vesting. For the tax year 6 April 2007 to 5 April 2008, the employer NICs are charged at a rate of 12.8% on the taxable gain arising on vesting of the Award. The employee will be eligible to receive tax relief for the transferred employer’s NICs, by reducing the gain on which income tax will be payable on the vesting of his or her Award.

The employer will calculate the income tax and employee and employer NICs due when the Award vests and will account for these amounts to HMRC through the PAYE.

Upon the sale or other disposition of the Ordinary Shares, the employee may be subject to capital gains tax on any taxable gain. The capital gain is the difference between the sale price and the fair market value of the shares on the date they were acquired. The employee’s capital gain may be reduced by taper relief, the amount of which is based on the period of time during which the shares are held following acquisition and whether the individual continued to be employed his or her employer or a related company. Any capital gains realized are subject to an annual personal exemption before capital gains tax is payable.

Indian Tax Information.  A recipient of an Award who is an Indian taxpayer will not have taxable income upon grant. Instead, he or she will recognize income as a perquisite at the time of vesting equal to the fair market value (on the vesting date) of the vested shares minus any amount paid for the vested shares. The employer must withhold the income tax due on the income at the time of vesting.

The Finance Bill 2007 announced by the Indian Finance Minister on February 28, 2007 proposes the imposition of an employer-paid Fringe Benefit Tax (“FBT”) on restricted stock and performance share awards granted through a trust. The Finance Bill has to be passed by both houses of parliament and receive presidential assent before it can be enacted and amend the Indian Income Tax Act, 1961. It is expected that the Finance Bill will be enacted by mid-June with retroactive effect to April 1, 2007.

The Finance Bill 2007 would require that FBT be paid on equity shares issued, directly or indirectly, by an employer free of charge or at a concessional (discounted) rate to its employees. Subject to the comments below, this means that FBT would apply to the value of the shares at vesting (i.e., when the share are allotted or transferred to the employee) for grants made under the Sub-Plan.

The proposed provisions require the payment of FBT only to the extent the share income is not a taxable perquisite in the hand of the employee. Under present law, as mentioned above, the vested Awards are taxable perquisites. By imposing FBT on share income, however, the new law will result in the share income no longer being considered a taxable perquisite at the employee level.

However, under the Finance Bill 2007, FBT applies only to an employer providing specified benefits to its employees. To the extent the Company is not the direct employing company of the Indian employees, FBT should not apply to shares issued to the employees. In this case, because FBT would not apply, the employees will remain subject to tax on the share income. (It is possible, however, that the law will be clarified to state that FBT will be due on share income, even if it is a taxable perquisite in the hands of the employee and/or that the law will be amended to apply to grants made by a non-Indian company, such as the Company, which is not the employer of the Indian employee. In the latter case, only FBT would apply to the employer and the equity awards would be tax-free to the Indian employees (until shares are sold at a gain).)

Although the Finance Bill does not directly change the capital gains tax regime (under which capital assets sold more than 12 months after acquisition are taxed at favorable long-term capital gains rates), the changes in the income tax treatment of equity awards would impact potential capital gains by virtue of the fact that FBT may replace income tax to the employee. If that is the case, the employer would pay FBT on the value of the shares at vesting, and the employee would pay capital gains tax (either at the favorable rate if held more than 12 months or at regular income tax rates) on any additional capital gain (i.e., the difference (if any) between the amount of the sale proceeds of the shares and the gross value of the levy of FBT on the employer, under guidelines to be issued in this regard by the Central Board of Direct Tax). If the employee immediately sells the shares upon issuance, and derives no gain on sale, no additional gain would exist, and the employee would not have to pay any tax with respect to the shares. Of course, this assumes that FBT applies to the vesting of the Awards, which as explained above may not be the case because the shares are issued by the Company, not an Indian employer.

Awards to be Granted to Certain Individuals and Groups.  The number of Awards that a Subsidiary employee may receive under the Sub-Plan is at the discretion of the Sub-Plan Administrator and therefore cannot be determined in advance.

Participation

The number of Awards that will be granted or that would have been granted under the Sub-Plan is not determinable.

The Sixteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE SIXTEENTH RESOLUTION
SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE
BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 17

AUTHORIZATION GRANTED TO THE BOARD OF DIRECTORS TO ALLOCATE,
FREE OF CHARGE, EXISTING ORDINARY SHARES, OR TO ISSUE, FREE OF CHARGE,
NEW ORDINARY SHARES, TO THE EMPLOYEES AND CERTAIN OFFICERS OF THE COMPANY AND ITS SUBSIDIARIES UNDER THE 2006 STOCK PLAN

In October 2006, pursuant to French law and the shareholders authorizations granted at the extraordinary shareholders meeting of June 7, 2006, the Board of Directors adopted the Plan d’attribution gratuite d’actions (“2006 Stock Plan”) under which the employees of the Company and its French subsidiaries can participate in a program comparable to the Sub-Plan.

The extraordinary shareholders meeting of June 7, 2006, authorized the Board of Directors to allocate Ordinary Shares within the limit of the Annual General Pool of Shares described in proposal 13.

As of December 31, 2006, the Company did not allocate any existing or new shares under the authorization granted by the shareholders meeting of June 7, 2006. This authorization is scheduled to expire on June 7, 2008.

In order to permit the Board of Director to continue to implement the 2006 Stock Plan, the Board of Directors proposes that you authorize the Board of Directors to allocate Ordinary Shares (“Initial Allocation”), free of charge, on one or more occasions, new and/or existing Ordinary Shares of the Company to the employees and Officers of the Company and to the employees of its controlled affiliates (together called the “Beneficiaries”) within the limit of 0.3% of the Company’s share capital as of the allocation date (i.e., approximately 293,000 Ordinary Shares, as of the date of this report).

This authorization would entail the waiver of the preferential subscription rights of the shareholders of the new Ordinary Shares that will be allocated, free of charge, and issued under this authorization, for the benefit of the Beneficiaries. The corresponding share capital increase will be realized by definitive allocation (as explained below) of the new Ordinary Shares to the Beneficiary.

The Board of Directors proposes accordingly that you grant full powers to allocate Ordinary Shares, free of charge, to determine namely the identity of the Beneficiaries, establish the definitive allocation conditions, implement this authorization and set the term and conditions of the issuances implemented pursuant to this authorization and the characteristics of the allocated Ordinary Shares.

The allocation of Ordinary Shares to the Beneficiaries would be definitive after a minimum vesting period of two years following the date of the allocation, except in case of invalidity of the Beneficiary corresponding to the classification in the second or third categories set forth in article L.341-4 of the French Social Security Code, the Beneficiary may definitively acquire the Ordinary Shares before the end of the vesting period.

Then the Beneficiaries would have to hold the Ordinary Shares for a minimum holding period of two years from the date of allocation, except in case of invalidity of the Beneficiary corresponding to the classification in the second and the third categories set forth by article L.341-4 of the French Social Security Code, the Beneficiary may sell or transfer his/her Ordinary Shares before the end of the holding period, or if the vesting period has a minimum length of four years, in which case the holding period may be reduced or terminated. However the Beneficiaries may sell or transfer their Ordinary Shares before the end of the holding period, if the vesting period has a minimum length of four years, in which case the holding period may be reduced or terminated.

If this Proposal is approved the prior authorization will terminate and the related authorization would be valid for a period of 38 months following the date of this Meeting.

The Board of Directors shall inform the general meeting of shareholders of the allocation carried out pursuant to this authorization in accordance with the legal requirements of French law.

Summary of the 2006 Stock Plan

Purpose.  The purpose of the 2006 Stock Plan is to enable the Company and its subsidiaries to attract, retain and motivate the best available personnel for positions of substantial responsibility and to promote the success of the Company’s business. The 2006 Stock Plan allows the Company to grant a right to receive shares, free of charges, subject to certain conditions.

Administration.  The 2006 Stock Plan Plan is administered by the Board of Directors, which is empowered to:

•	set the list of Beneficiaries;

•	set the number of Ordinary Shares to be allocated to each Beneficiary;

•	set the conditions of definitive allocation of the Ordinary Shares; including but not limited to the performance conditions if any

•	approve contractual forms for use under the 2006 Stock Plan;

•	set restrictions applicable to the sale of Ordinary Shares received under the 2006 Stock Plan;

•	amend and terminate the 2006 Stock Plan.

Eligibility.  All employees of the Company and its subsidiaries, as well as the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer and the other executive officers are eligible. The Directors of the Company are not eligible. However, as of today, the 2006 Stock Plan is only implemented for France based employees due to its negative tax impact for the non France based employees and officers. Accordingly, the number of France-based employee eligible represents approximately 700 persons.

Initial Allocations that are Forfeited.  The unvested shares will be returned to the available pool of Ordinary Shares reserved for future grant.

Initial Allocation of Ordinary Shares.  The Board of Directors decides to give the right to employee to receive Ordinary Shares, free of charges (the “Initial Allocation”) subject to the following conditions:

(a) the signature of the Stock Agreement within 90 days of its notification;

(b) a minimum vesting period of two years;

(c) the Continue Status of Employee as of the vesting date;

(d) the achievement of performance goals, if any.

Definitive Allocation of Shares & Holding Period.  If the conditions mentioned above are met, the Company delivers the Ordinary Shares to the Beneficiary in a registered account managed by the Company’s custodian, BNP Paribas Securities Services. The Ordinary Shares will be subject to a minimum holding period of two years, unless the vesting period is at least equal to four years. In this case, the Administrator may reduce or cancel the holding period. Then (after a minimum period of four years after the grant), the Beneficiary is authorized to sale his/her Ordinary Shares pursuant to the terms and conditions set by the law.

Voting of Ordinary Shares.  The Beneficiaries are not entitled to vote the Ordinary Shares during the vesting period but they can vote the Ordinary Shares upon Definitive Allocation.

Non-Transferability of Allocations.  An allocation granted under the 2006 Stock Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.

Adjustment Upon Changes in Capitalization, Corporate Transactions.  In the event of a capital transaction impacting the capital structure of the Company, appropriate proportional adjustments shall be according to French law.

Amendment, Suspension and Termination of the 2006 Stock Plan.  The Board of Directors may amend, suspend or terminate the 2006 Stock Plan at any time; provided, however, that shareholders’ approval is required for any amendment to the extent necessary and desirable to comply with applicable laws and regulations.

Tax Information.  The Ordinary Shares acquired under the 2006 Stock Plan benefit from the favorable income tax provisions of French law applicable to such plan.

U.S. Accounting Treatment.  Commencing January 1, 2006, the Company accounts for its equity compensation awards to its French employees under FAS 123R. Under FAS 123R the Company is required to record a compensation expense in connection with the Ordinary Shares, free of charge, allocated to French employees under the 2006 Stock Plan. The fair value of its shares equals to the closing price of the Company’s Ordinary Share at grant date.

Participation

The number of Ordinary Shares that will be allocated or that would have been allocated to employees and executive officers under the 2006 Stock Plan is not determinable.

The Seventeenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE SEVENTEENTH RESOLUTION
SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE
BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 18

DELEGATION OF AUTHORITY GRANTED TO THE BOARD OF DIRECTORS TO
PROCEED WITH THE ISSUANCE OF WARRANTS FREE OF CHARGE IN THE EVENT OF A PUBLIC TENDER OFFER/EXCHANGE OFFER FOR THE COMPANY WITHIN THE
FRAMEWORK OF A LEGAL RECIPROCITY CLAUSE

In the context of the implementation in France of the Directive 2004/25/EC of the European Parliament and of the Council of April 21, 2004 on takeover bids, the French Commercial Code allow the Board of Directors to implement specified antitakeover measures without shareholder consent if third party launches public tender or exchange offer for the Company’s shares, if the offer is made by an acquirer that would not be required to obtain prior shareholders’ approval before adopting any defensive measure against an unapproved public tender offer or exchange offer. In order to have the flexibility to implement the antitakeover measures, in connection with such an offer, the Company must have sought and received prior shareholders’ authorization.

The French Commercial Code allows listed companies to issue warrants which will be granted free of charge to all shareholders. These warrants would provide a deterrent to an offer not approved by the Board of Directors and are designed to encourage the potential acquirer to negotiate with the Board of Directors. The warrants, if issued and exercised, would result in a significant dilution to the acquirer if it decided to proceed with an offer not approved by the Board of Directors. These warrants can only be issued by the Board of Directors if the offer is made by an acquirer that would not be required to obtain prior shareholders’ approval before adopting any defensive measure against an unapproved public tender or exchange offer. The warrants would not be issued and/or exercisable in the event: (i) the Board of Directors approves the offer, (ii) the offer is withdrawn, (iii) with respect to a competing tender or exchange offer or (iv) the offer is not completed.

In the Twenty-Seventh resolution of the Shareholders meeting of June 7, 2006, you delegated such authority to the Board of Directors. This delegation is valid for a period of 18 months and will expire on December 7, 2007.

Accordingly the Board of Directors proposes that you delegate to the Board of Directors the authority to issue, on one or more occasions, warrants pursuant to articles L. 233-32 and L. 233-33 of the French Commercial Code allowing the subscription, with preferential conditions, on one or more Ordinary Shares, of the Company free of charge to all the shareholders of the Company, and to set the exercise conditions and terms of the warrants.

The maximum number of warrants that may be issued cannot exceed the number of Ordinary Shares comprising the share capital at the time of the warrants are issued.

The maximum nominal amount of Ordinary Shares that can be issued may not exceed the ceiling of €12,500,000. This ceiling does not take into account any adjustments which may be made in compliance with applicable French law or regulations, and as the case may be, applicable contractual provisions providing for other cases of adjustments, to preserve the rights of holders of securities giving access to the Company’s share capital.

The Board of Directors also proposes that you delegate to the Board of Directors full power, with the right to sub-delegate, in accordance with applicable laws, to implement this delegation.

If you approve this Proposal, the Board of Directors would have the necessary powers to adopt this measure to defend the Company against an unsolicited offer and to provide the Company with the opportunity to negotiate for the shareholders and to optimize the terms and conditions of such an offer.

If this Proposal is approved, it will cancel and replace the delegation granted under the Twenty-Seventh Resolution of the shareholders meeting of June 7, 2006 and the delegation would be valid for a period of 18 months following the date of this Meeting.

The Eighteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

Certain Anti-Takeover Effects

The warrants approved by the Board of Directors are designed to protect and maximize the value of the outstanding equity interests in the Company in the event of an unsolicited attempt by an acquirer to take over the Company in a manner or on terms not approved by the Board of Directors. Takeover attempts frequently include coercive tactics to deprive the Company’s Board of Directors and its shareholders of any real opportunity to determine the destiny of the Company. The warrants would be issued by the Board of Directors in order to deter such tactics. These tactics unfairly pressure shareholders, squeeze them out of their investment without giving them any real choice and deprive them of the full value of their shares.

The warrants are not intended to prevent any takeover of the Company and will not do so. In the event of a hostile offer, the Board of Directors would disclose its intention to use the delegation granted hereby and the warrants would be issuable only if the acquirer refused to cancel its offer. Accordingly, the warrants should not interfere with any merger or business combination approved by the Board of Directors. The warrants may, however, have the effect of rendering more difficult or discouraging an acquisition of the Company deemed undesirable by the Board of Directors. The warrants may cause substantial dilution to a person or group that attempts to acquire the Company on terms or in a manner not approved by the Company’s Board of Directors. Another effect on a potential acquirer would be that it may make it more difficult or may discourage an attempt to change the composition of the board of directors or the management of the Company. Any such effect assumes that any warrants issued are exercised and held by parties aligned with the existing members of the board of directors and management.

The issuance of the warrants would not in any way weaken the financial strength of the Company or interfere with its business plans. The issuance of the warrants themselves would have no dilutive effect, would not affect reported earnings per share, may be taxable to the Company’s shareholders, depending on the tax regulation applicable to each shareholder and will not change the way in which the Company’s shares are presently traded. The Company’s Board of Directors believes that the warrants represent a sound and reasonable means of addressing the complex issues of corporate policy created by the current takeover environment.

SUCH ARE THE SUBJECTS OF THE EIGHTEENTH RESOLUTION
SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE
BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSAL 19

APPROVAL OF THE AMENDMENTS OF THE COMPANY’S ARTICLES OF ASSOCIATION
TO CONFORM THEM TO THE NEW PROVISIONS OF THE FRENCH COMMERCIAL
CODE AS AMENDED BY FRENCH DECREE NO. 2006-1566 DATED DECEMBER 11, 2006
WHICH MODIFIES THE FRENCH DECREE NO. 67-236 AS OF MARCH 23, 1967
RELATIVE TO THE COMMERCIAL COMPANIES.

French Decree No. 2006-1566 dated December 11, 2006 (the “New French law”) amended the French Decree No. 67-236 as of March 23, 1967 relative to the commercial companies (inserted in the French Commercial Code on March 20, 2007), which implies certain changes that should be made in the articles of association of the Company in connection with the conditions to take part in a general meeting of shareholders. A summary of the New French law and its impact on the articles of association of the Company follows.

Pursuant to the former French law, the conditions of participation in a general meeting of shareholders were the following: The right to take part in a general meeting of shareholder was subject:

•	for holders of registered shares to the registration of the shareholder in the books of the company, at least one business day prior to the date of the meeting; and

•	for holders of bearer ordinary shares to the filing, at least one business day prior to the meeting, of a certificate stating that these shares were not transferable until the date of such meeting.

The New French Law canceled these rules and created a record date mechanism, three business days before the general meeting of shareholders.

Accordingly, the former article 136 of the French Decree as of March 23, 1967 relative to the Commercial Companies (current article R. 225-85 of the French Commercial Code), which set forth the conditions to take part in a general meeting of shareholders was amended by the New French Law and stipulates that the right to take part in a general meeting of shareholder is subject to the book accountings on behalf of the shareholder or of the shareholder registered intermediary, by the third business day prior to the shareholder meeting at midnight, Paris time, either in the registered shares account held by the Company or in the bearer shares account held by the authorized intermediary, evidenced by a shareholding certificate.

The rules regarding participation in a shareholders meeting are set forth by article 18 of the Company’s Articles of Association.

The Company is seeking to amend article 18 of Company’s articles of association in order to comply with the New French law.

The Board of Directors proposes that you approve the amendment of article 18 of the Company’s articles of association.

The Nineteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUCH IS THE SUBJECT OF THE NINETEENTH RESOLUTION
SUBMITTED FOR YOUR APPROVAL AND IN FAVOR OF WHICH THE
BOARD OF DIRECTORS RECOMMENDS A VOTE

PROPOSALS 20 TO 24

AUTHORIZATIONS GRANTED TO THE BOARD OF DIRECTORS TO ISSUE WARRANTS TO SUBSCRIBE TO ORDINARY SHARES RESERVED FOR CERTAIN NON-EMPLOYEE
DIRECTORS OF THE COMPANY

General

Pursuant to articles L. 228-91 et seq. of the French Commercial Code, the Board of Directors requests that you authorize the Board of Directors to issue warrants to five non-employee Directors to subscribe for a maximum of 210,000 Ordinary Shares of the Company, reserved to such Directors; without taking into account possible adjustments to preserve the rights of holders of warrants to subscribe to Ordinary Shares, pursuant to applicable legal provisions and regulations and, where applicable, contractual provisions providing for other instances of adjustments.

PROPOSAL 20

The Board of Directors proposes that you authorize the grant of 45,000 warrants to subscribe 45,000 Ordinary Shares, reserved to Mr. Arnold Silverman, subject to the renewal of his term of office at the Meeting;

The Twentieth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

PROPOSAL 21

The Board of Directors proposes that you authorize the grant of 45,000 warrants to subscribe 45,000 Ordinary Shares, reserved to Mr. Bernard Charlès, subject to the renewal of his term of office at the Meeting;

The Twenty-First Resolution sets forth the full text of the shareholder action to which this Proposal relates.

PROPOSAL 22

The Board of Directors proposes that you authorize the grant of 45,000 warrants to subscribe 45,000 Ordinary Shares, reserved to Dr. Kurt Lauk subject to the renewal of his term of office at the Meeting;

The Twenty-Second Resolution sets forth the full text of the shareholder action to which this Proposal relates.

PROPOSAL 23

The Board of Directors proposes that you authorize the grant of 30,000 warrants to subscribe 30,000 Ordinary Shares, reserved to Mr. Carl Pascarella subject to the renewal of his term of office at the Meeting;

The Board of Directors proposes to grant 30,000 warrants to Mr. Pascarella because he received an initial grant of 45,000 warrants in 2005 when he joined the Company’s Board of Directors, and the Board of Directors proposes to realign the vesting period of his warrants with the term of his office to be consistent with the compensation of the other directors.

The Twenty-Fifth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

PROPOSAL 24

The Board of Directors proposes that you authorize the grant of 45,000 warrants to subscribe 45,000 Ordinary Shares, reserved to Mr. David Peterschmidt. The terms of his office was renewed at the annual shareholders meeting held on June 7, 2006.

The Board of Directors proposes to grant 45,000 warrants to Mr. Peterschmidt to align his compensation with the compensation of the other directors. Mr. Peterschmidt did not receive any warrants at the time of his office renewal last year.

The Twenty-Fourth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

Reasons of Grant of Warrants to these Directors

Because these Directors possess broad expertise in financial, technical, organizational and strategic areas, the Board of Directors believes that it is in the best interests of the Company to attract and retain them by offering them warrants free of charge. The Board of Directors also believes that the ownership by Directors of the Company’s shares serves to align their interests with those of the Company’s shareholders. Upon vesting, these warrants may be exercised to help a director achieve the share ownership position required by the Board of Directors.

These warrants will be issued free of charge to the concerned Directors. The Directors will, however, have to pay a subscription price for the underlying shares, as described below.

Preferential subscription rights

If you approve Proposals 20 to 24, you would be waiving your preferential subscription rights to subscribe these warrants and you would reserve such rights to the concerned Directors. The approval of Proposals 20 to 24 also entails your waiver of your preferential subscription rights to subscribe the new Ordinary Shares to be issued upon exercise of these warrants.

Report on “Special Advantages”

The issuance of such warrants without consideration may be viewed as a “special advantage” granted to these directors within the meaning of article L. 225-147 of the French Commercial Code. As a result, the Board of Directors has applied the procedure for “special advantages”. A special independent auditor (Commissaire aux avantages particuliers), appointed pursuant to an order of the President of the Commercial Court of Nanterre, will review the value of these special advantages and their consequences on the situation of the shareholders in his report. Pursuant to this report, the special advantages from which these directors could benefit consist of: (i) the issuance of these warrants free of charge and (ii) the granting of an subscription price per share set at the date of issuance of such warrants, which may be lower than the fair market value of the shares at the time of exercise of the warrants.

Subscription Price

The subscription price per share underlying each warrant will be equal to the last closing price of such share on the last trading day prior to the date of the shareholders meeting, as reported on Eurolist by Euronexttm, which the Board of Directors has determined is the fair market value of the Ordinary Shares.

Vesting and Exercise

If you approve the authorizations for the issuance of the warrants in favor of the beneficiaries named above, the Board of Directors intends to set a vesting schedule aligned on the respective term of their office and to include the following provisions:

The warrants granted to Messrs. Silverman, Charlès and Lauk would vest over three years, as follows: one-third of the warrants would be exercisable on or after June 1, 2008, one-third of the warrants would be exercisable on or after June 1, 2009 and one-third of the warrants would be exercisable on or after June 1, 2010.

The warrants granted to Mr. Pascarella would vest as follows: one-half of the warrants would be exercisable on or after June 1, 2009, and one-half of the warrants would be exercisable on or after June 1, 2010.

The warrants granted to Mr. Peterschmidt would vest over three years, as follows: one-third of the warrants would be exercisable on or after July 1, 2007, one-third of the warrants would be exercisable on or after June 1, 2008 and one-third of the warrants would be exercisable on or after June 1, 2009.

These warrants will expire on the seventh anniversary of the date of their issuance or following the termination of the term of the office as Director.

Legal Information Relating to the Effect of the Issuance on the Company’s Security Holders

If the shareholders of the Company authorize the Board of Directors to issue the proposed warrants, whenever such authorization is used, the Board of Directors will prepare, in accordance with the provisions of article R.225-116 of the French Commercial Code, a report to the Company’s security holders describing the definitive terms of the transaction and indicating (i) the potential dilutive effect of the issuance of the securities on the Company’s security holders, (ii) the potential effect of the issuance of the securities on the net equity per share, and (iii) the theoretical effect of the issuance of the securities on the market value of the Company’s Ordinary Shares, as defined in article R.225-115 of the French Commercial Code.

Other Consequences of Issuing Warrants

If you authorize the Board of Directors to issue these warrants, the Company will, in accordance with French law, and for as long as any warrant is outstanding, refrain from redeeming its share capital and modifying the allocation of profits without reserving the rights of the warrant holders.

Holders of each type of warrants with the same rights will be grouped in a distinct class of warrants holders (Masse) for the defense of their mutual interests.

If approved, the authorizations under Proposals 20 to 24 would be valid for a period of one year following the date of this Meeting.

SUCH ARE THE SUBJECTS OF THE TWENTIETH, TWENTY-FIRST,
TWENTY-SECOND, TWENTY-THIRD AND TWENTY-FOURTH RESOLUTIONS
SUBMITTED FOR YOUR APPROVAL, AND IN FAVOR OF WHICH THE
BOARD OF DIRECTORS RECOMMENDS A VOTE

On March 30, 2007

The Board of Directors

INFORMATION REGARDING NOMINEES, OTHER DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is certain information as of April 16, 2007 regarding the nominee for Director, each other Director of the Company whose term of office continues after the Meeting and each Executive Officer of the Company.

Name	Age	Principal Occupation and Business Experience

		Nominees
Arnold Silverman	68	Consultant and Private Investor. Since 1991, Mr. Silverman has been a venture capital investor. Mr. Silverman was a Director of Oracle from 1984 to 1991. Mr. Silverman currently serves as a member of the Board of Directors in Remend Inc. Mr. Silverman is Mr. Liautaud’s father-in-law. Mr. Silverman joined the Board of Directors in February 1991, and he is also Chairman of the Corporate Governance Committee. Mr. Silverman’s term of office on the Board of Directors will expire at the close of the 2007 Annual Shareholders Meeting.
Bernard Charlès	50	President of Dassault Systèmes S.A. Mr. Charlès has been Chief Executive Officer of Dassault Systèmes, a worldwide leader in product lifecycle management, since 2002 and President of Dassault Systèmes since 1995. Prior to becoming President, Mr. Charlès served as Dassault Systèmes President of Research and Development from 1988 to 1995 and as President of Research and Strategy from 1985 to 1988. Mr. Charlès is also a director of Dassault Systèmes, Dassault Systèmes Corp., Dassault Systèmes K.K., DELMIA Corp., Solidworks Corporation, SmarTeam Corporation Ltd. (until May 2006), Abaqus Inc. and Dassault Systèmes Canada, Inc. Mr. Charlès joined the Board of Directors in 1998 and serves as a member of the Compensation Committee. Mr. Charlès’ term of office on the Board of Directors will expire at the close of the 2007 Annual Shareholders meeting.
Kurt Lauk	60	President of Globe CP GmbH. Dr. Lauk is President of Globe CP GmbH, an investment & advisory firm he co-founded in July 2000. Dr. Lauk was elected President of the Economic Council of the Christian Democratic Party of Berlin (Germany) in November 2000. From February to July 2000, he was a member of faculty of the Stanford University Business School. From 1996 to 1999, Dr. Lauk served in various capacities at Daimler-Benz and the Mercedes-Benz Group, including Member of the Board of Management — Commercial Vehicle Division and was a member of the Chairman’s Integration Council of Daimler-Chrysler A.G. From 1992 to 1996, Dr. Lauk was Executive Senior Vice President (Member of the Board of Management) of Finance Controlling of VEBA A.G. (today Eon AG). From 1989 to 1992, he served as Vice Chairman, Chief Financial Officer and Chief Marketing Officer of Audi AG. From 1984 to 1989, Dr. Lauk served as Chief Executive Officer of Zinser Textilmaschinen GMbH. From 1978 to 1984, Dr. Lauk served in various capacities at the Boston Consulting Group, including Director of the Munich office, and Vice President and Director of BCG, Inc. (Boston USA). Dr. Lauk is a member of the Board of Directors of Corus Group plc, Gehring GmbH & Co KG, Scheuffelen Papierfabrik and ForteMedia. Dr. Lauk joined the Board of Directors in June 2004. Dr. Lauk also serves on the Audit Committee. Dr. Lauk’s term of office on the Board of Directors will expire at the close of the 2007 Annual Shareholders meeting.

Name	Age	Principal Occupation and Business Experience

Carl Pascarella	65	Executive Advisor, Texas Pacific Group. Mr. Pascarella is currently affiliated with Texas Pacific Group as an Executive Advisor. He recently retired as President and Chief Executive Officer from Visa U.S.A. Inc., after twelve years of service. Before assuming that position, he was President and Chief Executive Officer of Visa Asia Pacific Region and Director of the Asia-Pacific Regional Board. Before joining Visa, Mr. Pascarella was Vice President, International Division at Crocker National Bank and Vice President, Metropolitan Banking at Bankers Trust Company. Mr. Pascarella was also head of the California International Banking and Trade Finance organization for Crocker National Bank. Mr. Pascarella joined the Board of Directors in March 2005. He is also a member of the Compensation Committee. His term of office on the Board of Directors will expire at the close of the 2007 Annual Shareholders meeting.

		Other Directors
Bernard Liautaud	44	Chairman of the Board and Chief Strategy Officer. Mr. Liautaud is a founder of the Company and has served as Chairman of the Board of Directors since the incorporation in August 1990. He served as Chief Executive Officer from August 1990 through September 2005. Mr. Liautaud was appointed as the Chief Strategy Officer in September 2005. Prior to the founding of Business Objects, Mr. Liautaud was the Sales Marketing Manager with Oracle Corporation’s French subsidiary. Mr. Liautaud is the son-in-law of Mr. Silverman, one of the Company’s Directors. Mr. Liautaud is a member of the Board of Directors of My SQL. Mr. Liautaud’s term of office on the Board of Directors will expire at the close of the Company’s 2009 Annual Shareholders meeting.
John Schwarz	56	Chief Executive Officer and Director. Mr. Schwarz was elected as Chief Executive Officer of the Company in September 2005 and was appointed to the Board of Directors in January 2006. Before joining Business Objects, Mr. Schwarz served as President and Chief Operating Officer of Symantec Corporation from December 2001 to September 2005. Prior to joining Symantec, from January 2000 to November 2001, Mr. Schwarz served as President and Chief Executive Officer of Reciprocal Inc., which provided business-to-business secure e-commerce services for digital content distribution over the internet. Before joining Reciprocal, Mr. Schwarz spent 25 years at IBM Corporation where most recently he was General Manager of IBM’s Industry Solutions unit, a worldwide organization focused on building business applications and related services for IBM’s large industry customers. Mr. Schwarz serves as a member of the Board of Directors of the Information Technology Association of America’s Software Board. Mr. Schwarz’s term of office on the Board of Directors will expire at the close of the 2009 Annual Shareholders meeting.
Gerald Held	58	Consultant. Since 1999, as a Principal of Held Consulting LLC, Dr. Held has been a strategic consultant primarily to Chief Executive Officers of technology firms ranging from startups to very large organizations. In 1998, Dr. Held was “CEO-in-residence” at the venture capital firm Kleiner Perkins Caulfield & Byers. Through 1997, Dr. Held was Senior Vice President of Oracle’s server product division. Prior to Oracle, Dr. Held spent 18 years at Tandem Computers Incorporated. Dr. Held is the Chairman of the Board of Directors of Software Development Technologies, Inc. and Vertica Systems, Inc. He currently serves as a member of the Boards of Directors of Openwave Systems Inc., Mirapoint Inc. and MetaMatrix Inc., and is Chairman and a member of the Compensation Committee of Vertica Systems. Dr. Held joined the Board of Directors in October 2002. Dr. Held is also the lead independent director, Chairman of the Compensation Committee, a member of the Corporate Governance Committee and a member of the Nominating Committee. Mr. Held’s term of office on the Board of Directors will expire at the close of the 2008 Annual Shareholders meeting.

Name	Age	Principal Occupation and Business Experience

Jean-François Heitz	57	Consultant and Private Investor. Mr. Heitz was Deputy Chief Financial Officer at Microsoft Corporation from April 2000 to June 2003. Mr. Heitz joined Microsoft France in 1989 as Deputy General Manager, and served in a number of different roles during his tenure, including Corporate Treasurer. Prior to Microsoft, he spent nine years at Matra SA (Group Lagardere), a French multinational high-tech conglomerate, in various business and finance positions and four years with Air Liquide as an Operations Research engineer. Mr. Heitz is a member of the Board of Directors and Chairman of the Audit Committee of Wavecom S.A., ARC International Corporation and Bull S.A.; he is a member of the Board of Directors of Total Immersion and TIR Systems Ltd. Mr. Heitz joined the Board of Directors in May 2003, and he also serves on the Audit Committee as Chairman and financial expert. Mr. Heitz’s term of office on the Board of Directors will expire at the close of the 2009 Annual Shareholders meeting.
David Peterschmidt	59	President and Chief Executive Officer of Openwave Systems, Inc. Since November 2004, Mr. Peterschmidt has served as President and Chief Executive Officer of Openwave Systems Inc., a telecommunications software and services company. From October 2003 to November 2004, Mr. Peterschmidt served as the Chief Executive Officer and Co- Chairman of the Board of Directors of Security, Inc. Mr. Peterschmidt served as President, Chief Executive Officer and Director of Inktomi, Inc., an internet infrastructure company, from July 1996 to March 2003, and served as Chairman of the Inktomi board from December 1997 to March 2003. He currently serves as a member of the Boards of Directors of Openwave Systems, Inc., and UGS, a private software company. Mr. Peterschmidt joined the Board of Directors in May 2003. He is also Chairman of the Nominating Committee and a member of the Audit Committee. Mr. Peterschmidt’s term of office on the Board of Directors will expire at the close of the 2009 Annual Shareholders meeting.

		Executive Officers
James R. Tolonen	57	Chief Financial Officer. Mr. Tolonen joined Business Objects as Senior Group Vice President and Chief Financial Officer in January 2003. Before joining the Company, he served as Chief Operating Officer and Chief Financial Officer of IGN Entertainment, Inc. from October 1999 to December 2002. Mr. Tolonen was a Director of IGN Entertainment and a Director and member of the Compensation Committee of Closedloop Solutions, Inc. until 2003. From April of 1998 to September of 1998, Mr. Tolonen was the President and Chief Financial Officer of Cybermedia, Inc. Prior to that, Mr. Tolonen was Chief Financial Officer and a member of the Office of the President at Novell, Inc. from 1989 to 1998.

CORPORATE GOVERNANCE

In accordance with French corporate law, the Board of Directors, which is elected by the shareholders, is the ultimate decision-making body of the Company except for matters reserved to its shareholders. The Board of Directors determines the direction of the Company’s activities and oversees their implementation. Within the limits of the Company’s corporate purposes and the powers expressly reserved by law to shareholders, the Board of Directors addresses and resolves through its deliberations all questions relating to the Company’s good standing. The Board of Directors implements all controls and verifications that it deems appropriate. The Chairman of the Board of Directors or the Chief Executive Officer is required to disclose to each Director all documents and information necessary to the fulfillment of his or her duties.

The Board of Directors is led by its Chairman. The Chairman directs and organizes the activities of the Board of Directors and reports to the shareholders on such activities. The Chairman sees that the various bodies of Business Objects operate correctly and, in particular, that Directors are each able to fulfill their duties.

The Company’s general management is carried out under the responsibility of and at the election of the Board of Directors, by either the Chairman of the Board or by the Chief Executive Officer (“Directeur Général”). The

Board of Directors selects between these two alternatives at each election or renewal of the Chairman, or at each election or renewal of the Chief Executive Officer if the office of the Chairman and the office of the Chief Executive Officer are separate. The Board of Directors does not have a policy on whether the roles of the Chief Executive Officer and Chairman should be separate. The Board of Directors believes it should be free to make that determination any way that seems best for the Company at a given point in time.

The Chief Executive Officer, or the Chairman, if he or she assumes the duties of the Chief Executive Officer, is vested with extensive powers to act under all circumstances on behalf of the Company within the limits of the corporate purpose of the Company, except for those powers expressly granted by law to a meeting of the shareholders and those specially reserved to the Board of Directors. The Chief Executive Officer represents the Company vis-à-vis third parties. Any limitation of the Chief Executive Officer’s powers imposed by the Board of Directors is not enforceable vis-à-vis third parties.

The corporate governance principles established by the Board of Directors provide a structure within which directors and management can effectively pursue the Company’s objectives for the benefit of its shareholders. The Board of Directors and its Corporate Governance Committee periodically reviews the Company’s corporate governance practices and policies. The Board of Directors adopts changes, as appropriate, to comply with the Sarbanes-Oxley Act of 2002 and any rule changes applicable to the Company made by the SEC, the Nasdaq Stock Market and French Law.

Structure and Composition of the Board of Directors

The Board of Directors is currently composed of nine Directors. The Board of Directors has adopted a charter which provides that the Board of Directors shall have a majority of directors meeting the independence criteria established by the Nasdaq Stock Market and recommended by the AMF each as may be amended from time to time. The Board of Directors has determined that Messrs. Charlès, Held, Heitz, Lauk, Peterschmidt and Pascarella are independent under Rule 4200(a)(15) of the Nasdaq Stock Market.

Principal Functions of the Board of Directors

The Board of Directors’ principal functions are to: review and approve the Company’s strategic direction and annual operating plan and monitor the Company’s performance; evaluate the performance of the Chairman and Chief Executive Officer; review management’s performance and compensation, based on the Compensation Committee’s recommendations; review management succession planning; advise management; monitor and manage potential conflicts of interests of management, Directors and shareholders; ensure the integrity of financial information with the input of the Audit Committee; and monitor the effectiveness of the governance practices under which it operates and make changes to such practices as needed.

At each quarterly meeting of the Board of Directors, the independent members of the Board of Directors meet without members of management or employee Directors present.

Generally, Directors receive information well in advance of meetings of the Board of Directors so they will have an opportunity to prepare for discussion of the items at the meeting. Particularly sensitive subject matters may be discussed at the meeting without advance distribution of written materials.

At meetings of the Board of Directors, ample time is scheduled to assure full discussion of important matters. Management presentations are scheduled to allow for a substantial proportion of the meeting time to be open for discussion and comments.

Directors are expected to rigorously prepare for, attend and participate in all meetings of the Board of Directors and applicable committees. This allows Directors to spend the time needed to properly discharge their obligations. Each Director is expected to ensure that other commitments do not materially interfere with his or her service as a Director.

Board of Directors Access to Management

Directors have access to the Company’s management. Furthermore, Directors encourage management to include at the Board meetings relevant persons who can provide additional insight about the matters being discussed and to give those persons exposure to the Board of Directors.

Mission Statement and Codes of Ethics

The Board of Directors has adopted a Code of Ethics for Principal Executive and Senior Financial Officers which applies to the Company’s Directors and principal executive officer, unless the Company has both a Chief Executive Officer and a President, in which case it is applicable to both, its principal financial officer, its principal accounting officer, controller and divisional vice presidents of finance.

The Board of Directors has also adopted a Code of Business Conduct and Ethics applicable to all employees with the exception of the Company’s French and Italian employees. Finally, in order to comply with French law requirements and Italian law requirements, the Board of Directors has also adopted two Codes of Business Conduct and Ethics for French employees and Italian employee that apply to all Company’s directors, officers and employees who are located in France and in Italy, respectively.

The Company’s codes of ethics are publicly available on the Company’s website at www.businessobjects.com or are also available, without charge to you, upon written request made to the Company at 157/159 rue Anatole France, 92300 Levallois-Perret, France, Attention: Legal Department. Any waiver or amendment to any of the Company’s codes of ethics pertaining to a member of Company’s Board or one of the Company’s executive officers will be disclosed on the Company’s website at www.businessobjects.com or in a current report on Form 8-K filed with the SEC. The information contained on or connected to the Company’s Internet website is not incorporated by reference into this Proxy Statement and should not be considered part of this or any other report that Company files with or furnishes to the SEC.

The Codes of Business Conduct and Ethics remind and reaffirm the general principle of honesty, ethics and respect for the laws. They address and regulate the following items: conflicts of interests, public communications, financial reporting, safeguarding of Company assets, responsibilities to customers, suppliers and competitors as well as when dealing with the government.

In its corporate governance mission statement, the Board of Directors states that:

•	The Company is committed to the use of best practices in corporate governance and that corporate governance cannot be an isolated “check the box” activity, but must be an integrated, vital part of daily decision-making;

•	Individual Directors should have a wide range of experience, knowledge and judgment and are expected to use these skills in their role as Directors; and

•	The Board of Directors, under the advice and recommendations of its Governance Committee, provide a framework that is intended to ensure shareholder confidence and guide the Company’s employees in their daily practice of ethical behaviors, effective decision-making, accurate, fair and timely public communication and appropriate monitoring of compliance and performance.

Applying Governance Principles to the Company’s Business

The Board of Directors and management believe corporate governance must operate at every level of the Company’s business. Through the Company’s internal audit function, the Company monitors compliance with its key financial policies and practices around the globe, which is monitored by the Audit Committee. The Company also created and filled the position of Director, Ethic & Compliance, as a member of the Legal Department. In addition, the Company has a hotline available to all employees to encourage and facilitate anonymous reporting of suspected violations of the Company’s policies, the Codes of Business Conduct and Ethics or other financial irregularities.

Education and Enforcement

Effective governance must be founded in personal accountability and the enforcement of policies prohibiting unethical behavior. It is therefore critical to provide the employees of the Company with the knowledge and resources necessary to make ethical business decisions. The Company is committed to providing training courses and tools to prepare employees to make sound decisions in their busy daily business environment.

BOARD MEETINGS AND COMMITTEES

The Board of Directors held a total of 13 meetings, including four quarterly meetings and nine technical meetings during 2006. The average rate of attendance was 89.7%. Mr. Peterschmidt attended eight meetings out of 13 (61.5%). During 2006, no other incumbent Director attended in person or via conference call fewer than 75% of the total number of meetings of the Board of Directors during the period he was a member of the Board of Directors. Mr. Liautaud, Mr. Silverman, Mr. Heitz and Mr. Schwarz attended all meetings.

The Company does not have a policy with respect to Director attendance at shareholders meetings. Messrs. Liautaud, Charlès, Lauk and Schwarz attended the 2006 shareholders meeting.

In 2006, the Audit Committee held 15 meetings and had an average attendance rate of 84.4%. The Compensation Committee held eight meetings and all meetings were fully attended. The Corporate Governance Committee held five meetings and all meetings were fully attended. The Nominating Committee held one meeting and only one member of the two attended. The members of the Committees meet the membership criteria specified in their respective charters.

The Audit Committee

The Audit Committee currently consists of Messrs. Heitz, Lauk and Peterschmidt.

The regulations of the Nasdaq Stock Market require the Audit Committee to be comprised of at least three independent members. The Board of Directors has determined that Messrs. Heitz, Lauk, and Peterschmidt meet the independence requirements of the listing standards of the Nasdaq Stock Market and that Mr. Heitz and Mr. Lauk are “audit committee financial experts” as defined in the rules of the SEC. The Board of Directors created the Audit Committee in October 1993 and the Audit Committee adopted a written charter in June 2000. The Board of Directors most recently amended the Audit Committee charter in October 2005. A copy of the charter is available on the Company’s web site at www.businessobjects.com. The Audit Committee is responsible for, among other things:

•	retaining and evaluating the independent auditors subject to the powers that are expressly reserved under French corporate law to the board of directors and to the shareholders at annual general meetings;

•	reviewing the annual report of the independent auditors;

•	approving the audit plan and mission of the internal auditors and reviewing the audit plan and scope with the independent auditors;

•	reviewing with management and the independent and internal auditors the Company’s quarterly financial statements, semi-annual financial statements, annual financial statements and disclosures, including disclosure controls and procedures and Management’s Discussion and Analysis of Financial Condition and Results of Operations prior to the public release or filing of these statements;

•	consulting with independent, and internal auditors and reviewing with them the results of their quarterly review, annual audit and other examinations;

•	reviewing and approving in advance the annual budget for audit services;

•	reviewing and approving in advance any non-audit services;

•	reviewing and approving any material accounting policy changes;

•	reviewing the effectiveness and operation of the Company’s system of internal controls and internal control over financial reporting;

•	reviewing and approving, subject to board of directors’ and shareholders’ ratification if applicable, all related party transactions;

•	establishing procedures for the receipt and treatment of complaints regarding accounting, controls, or auditing matters and/or corporate attorneys’ reports of evidence of a material violation of securities laws;

•	reviewing and evaluating its performance and report such evaluation to the board of directors at least once a year; and

•	reviewing and evaluating whether it complies with its membership requirements and taking corrective action, as necessary, at least once a year.

On June 15, 2004, the Company sent a letter to the Nasdaq Stock Market notifying the exchange of the Company’s reliance on an exemption to the requirements of Nasdaq Stock Market Rule 4350 on the basis of the Company’s status as a foreign issuer subject to a law, regulation or rule of a public authority that is contrary to the provisions of such Nasdaq Stock Market rule. Nasdaq Stock Market Rule 4350(d)(3) requires audit committee compliance with Exchange Act Rule 10A-3(b)(2), which in turn requires that the audit committee be “directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the listed issuer, and each such registered public accounting firm must report directly to the audit committee.” However, article L.225-228 of the French Commercial code requires that auditors be proposed for appointment by the general meeting of the shareholders in a draft resolution from the Board of Directors. French law requires that the auditors are to be solely removed and appointed by the shareholders and not the audit committee. Based on the foregoing, compliance with Exchange Act Rule 10A-3(b)(2) would be contrary to the law of the authority exercising jurisdiction over Business Objects and contrary to generally accepted business practice in France, and the Company is exempted from compliance with such Exchange Act Rule. As a result of this exemption, the Audit Committee does not have the powers of direct oversight over auditing firms generally contemplated by the Nasdaq Stock Market listing standards. The Company does not, however, believe that reliance on this exemption has a material adverse affect on the performance of the Audit Committee or the independence of the Company’s auditors.

In order to achieve its mission more effectively, the Audit Committee holds a minimum of four meetings per year, meets with the independent auditors without management, and may consult with external counsel when necessary.

The Compensation Committee

The Board of Directors created a Compensation Committee in January 1994 and adopted a written charter in May 2003 that was amended in October 2005. A copy of the charter is available on the Company’s website at www.businessobjects.com. The Compensation Committee, which currently consists of Messrs. Held, Charlès, and Pascarella, is responsible for reviewing the compensation and benefits for the Chief Executive Officer and other executive officers. None of the Compensation Committee members is an employee of the Company, and each member meets the independence requirements of the listing standards of the Nasdaq Stock Market and the rules of the SEC.

The Nominating Committee

The Board of Directors created a Nominating Committee and adopted a written charter in May 2003, which was amended in October 2005. A copy of the charter is available on the Company’s website www.businessobjects.com. The Nominating Committee, which currently consists of Messrs. Peterschmidt and Held, is responsible for assisting the Board of Directors, the Chairman, and Chief Executive Officer in selection of Directors and officers and making recommendations to the Board regarding director nominees. None of the Nominating Committee members is an employee of the Company, and each member meets the independence requirements of the listing standards of the Nasdaq Stock Market and the rules of the SEC.

The shareholders who meet the requirements and conditions set by French law to propose resolutions as described in section “Procedure for Submitting Shareholder Proposals” could also propose nominees for Directors. The Nominating Committee would review the proposal and would consider persons recommended by the

Company’s shareholders in the same manner as a nominee recommended by other Board members or by the management. The Nominating Committee would then make a recommendation about the proposal to the Board of Directors which would finally decide to recommend to vote for or against the proposal. The Board of Directors will then manage or direct the legal department to implement all formalities required by French and U.S. laws to submit the proposal to the vote of the next shareholders meeting, regardless of its recommendation.

The Company does not have specific minimum qualifications for director nominees recommended by the Nominating Committee and/or the shareholders. The Company and the Nominating Committee review each director nominee’s qualifications on case by case basis.

The Nominating Committee determines and recommends to the Board of Directors, as appropriate, desired director qualifications, expertise and characteristics. The Nominating Committee periodically conducts searches for potential director candidates that have corresponding attributes, as well as an ability to add to the Board’s existing strength; evaluates, proposes and approves nominees for election or appointment to the Board of Directors; and considers and evaluates stockholder nominees for election to the Board of Directors. In performing these tasks, the Nominating Committee has the authority to retain, compensate and terminate any search firm that may be used to identify director candidates.

The Corporate Governance Committee

The Board of Directors also created a Corporate Governance Committee and adopted a written charter in May 2003, which was amended in October 2005. A copy of the charter is available on the Company’s website at www.businessobjects.com. The Corporate Governance Committee, which currently consists of Messrs. Silverman and Held, is responsible for assisting the Board of Directors, the Chairman and Chief Executive Officer in developing principles of corporate governance (including the implementation of the corporate codes of ethics and business conduct), reviewing shareholder proposals submitted to the Company (excluding any proposal relating to the nomination of a member of the Board of Directors, which will be reviewed by the Nominating Committee), reviewing and assessing the adequacy of the Company’s articles of association, and reviewing and assessing committee assignments and rotation practices. None of the Corporate Governance Committee members is one of the employees of the Company.

WARRANTS ISSUED TO CERTAIN DIRECTORS

On May 15, 2003, the Company’s shareholders authorized the Board of Directors to issue warrants to subscribe to a total of 45,000 shares at an exercise price of €19.45 per share to three Directors. These warrants were issued by the Board of Directors on July 22, 2003. The warrants for two of the Directors vest over three years, beginning on June 1, 2004. The warrants for the other Director vest over two years, beginning on June 1, 2004. As of December 31, 2006, all of these warrants were outstanding and 45,000 were exercisable.

On June 10, 2004, the Company’s shareholders authorized the Board of Directors to issue warrants to subscribe to a total of 300,000 shares at an exercise price of €17.04 per share to eight Directors. On June 15, 2004, the Board of Directors issued these warrants. The warrants vest over two or three year from July 1, 2004 at the earliest. Of the unvested warrants 45,000 warrants had been cancelled on November 19, 2005 and 10,000 warrants had been cancelled on January 25, 2006, due to resignation of a Director from the Board. 20,000 warrants which were exercisable, were exercised on March 31, 2006. As of December 31, 2006, 225,000 of these warrants were outstanding, 180,000 were exercisable. 30,000 warrants which were exercisable, were exercised on February 23, 2007.

On June 14, 2005, the Company’s shareholders authorized the Board of Directors to issue warrants to subscribe to a total of 90,000 shares at an exercise price of €23.13 per share to two Directors. On July 21, 2005, the Board of Directors issued these warrants. These warrants vested over three years, beginning on June 1, 2006. As of December 31, 2006, all of these warrants were outstanding and 30,000 were exercisable.

On June 7, 2006, the Company’s shareholders authorized the Board of Directors to issue warrants to subscribe to a total of 45,000 shares at an exercise price of €22.31 per share to one Director. On July 20, 2006, the Board of Directors issued these warrants. These warrants vested over three years, beginning on June 1, 2007. As of December 31, 2006, all of these warrants were outstanding but none were exercisable.

BENEFICIAL SHARE OWNERSHIP BY
PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth the beneficial ownership of ADSs or Ordinary Shares of the Company (together referred to as the “shares”) as of April 16, 2007 for the following: (i) each person or entity (including group) who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares; (ii) each of the Company’s directors and nominees for director; (iii) the Chief Executive Officer and each of the named executive officers named in the Summary Compensation Table of Compensation Discussion & Analysis; and (iv) all Directors and executive officers as a group. Information related to holders of more than 5% of the outstanding shares was obtained from filings made with the SEC pursuant to Sections 13(d) or 13(g) of the Exchange Act, filings made in France with the AMF and/or filing made with the Company. Information related to directors and executive officers is as of April 16, 2007 and includes options and warrants exercisable and restricted stock awards (“RSUs”) that vest within 60 days after April 16, 2007. Except as otherwise noted, the address of the beneficial owners is c/o Business Objects S.A., 157-159 Rue Anatole France, 92300 Levallois-Perret, France.

	Shares
	Beneficially	Percentage
5% Shareholders, Directors and Executive Officers	Owned	Beneficially Owned

5% Shareholders
FMR Corp (1)	12,771,796	13.29%
82 Devonshire Street Boston, MA 02109, USA
Tudor Investment Corporation(2)	5,943,666	6.21%
1275 King Street Greenwich, Connecticut 06831, USA
Morgan Stanley & Co International Ltd(3)	4,939,622	5.16%
25 Cabot Square, Canary Wharf London, E14 4QA, United Kingdom
Directors and Nominees for Director
Arnold Silverman(4)	244,879	*
Bernard Charlès(5)	100,003	*
Gerald Held(6)	77,000	*
Jean-François Heitz(7)	62,000	*
David Peterschmidt(8)	47,000	*
Kurt Lauk(9)	15,401	*
Carl Pascarella(10)	31,001	*
Executive Officers
John Schwarz(11)	377,460	*
Bernard Liautaud(12)	1,930,042	2.02%
James Tolonen(13)	42,600	*
Susan Wolfe(14)(15)	22,454	*
All directors and executive officers as a group (11 persons)(16)	2,949,840	3.08%

*	Less than 1%.

(1)	Based on FMR Corp filing of a Form 13-G with SEC on April 10, 2007

(2)	Based on Tudor Investment Corporation’s notification letter dated January 31, 2007.

(3)	Based on an AMF filing by Morgan Stanley & Co International Ltd. on January 11, 2007.

(4)	Includes 45,000 shares issuable upon the exercise of share warrants exercisable as of April 16, 2007 or within 60 days of such date and 199,876 shares owned indirectly through the Silverman Family Trust.

(5)	Includes 45,000 shares issuable upon the exercise of share warrants exercisable as of April 16, 2007 or within 60 days of such date.

(6)	Includes 75,000 shares issuable upon the exercise of share warrants exercisable as of April 16, 2007 or within 60 days of such date.

(7)	Includes 60,000 shares issuable upon the exercise of share warrants exercisable as of April 16, 2007 or within 60 days of such date.

(8)	Includes 45,000 shares issuable upon the exercise of share warrants exercisable as of April 16, 2007 or within 60 days of such date.

(9)	Includes 15,000 shares issuable upon exercise of share warrants exercisable as of April 16, 2007 or within 60 days of such date.

(10)	Includes 30,000 shares issuable upon the exercise of share warrants exercisable as of April 16, 2007 or within 60 days of such date.

(11)	Mr. Schwarz is also member of the Company’s Board of Directors. Includes 254,732 shares issuable upon the exercise of stock options exercisable as of April 16, 2007 or within 60 days of such date and 8,031 shares issuable upon vesting of restricted stock units as of April 16, 2007 or within 60 days of such date.

(12)	Mr. Liautaud is also Chairman of the Company’s Board of Directors. Includes 1,470,205 shares issuable upon the exercise of stock options exercisable as of April 16, 2007 or within 60 days of such date, and 160,550 shares owned indirectly through his wife.

(13)	Includes 34,600 shares issuable upon the exercise of stock options exercisable as of April 16, 2007 or within 60 days of such date.

(14)	Includes 21,079 shares issuable upon the exercise of stock options exercisable as of April 16, 2007 or within 60 days of such date and 1,375 shares issuable upon voting of restricted stock units as of April 16, 2007 or within 60 days of such date.

(15)	Ms. Wolfe left her position of Senior Vice President, General Counsel & Secretary on February 28, 2007. Effective March 1, 2007, she is still an employee but she is no longer a named executive officer.

(16)	See notes 3 through 15.

Applicable percentage ownership in the above table is based on 95,670,392 shares outstanding as of April 16, 2007, which excludes 124,698 shares the Company held in treasury, 814,912 ADSs held by Business Objects Option LLC and 1,741,119 ADSs held by Business Objects Employee Benefit Sub-Plan Trust. The number and percentage of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of April 16, 2007, through the exercise of any stock option, warrants or other right. Unless otherwise indicated in the footnotes above, the Company believes each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

Equity Compensation Plan Information

The following table provides information as of December 31, 2006 with respect to new ordinary shares or ADSs that may be issued upon the exercise of equity awards under all of the Company’s existing equity compensation plans, including the 2004 International Employee Stock Purchase Plan, the French Employee Savings Plan (the “French ESPP”), the 1994 Stock Option Plan, the 1999 Stock Option Plan, the 2001 Stock Incentive Plan and related sub-plan (the “2001 Plan”) and warrants.

	Number of Securities to be	Weighted-Average	Weighted-Average	Number of Securities
	Issued Upon Exercise of	Exercise Price of	Exercise Price of	Remaining Available For
	Outstanding Options,	Outstanding Options,	Outstanding Options,	Future Issuance under
Plan Category	and Warrants	and Warrants	and Warrants(1)	Equity Compensation Plans

Equity compensation plans approved by security holders	11,331,359	€26.81	$35.40	33,700	(2)(3)(4)
Equity compensation plans not approved by security holders	—	—	—	—

Total	11,331,359	€26.81	$35.40	33,700

(1)	Options and Warrants will be issued in ordinary shares and the exercise price is denominated in euros. The amounts set forth herein reflect translation of the amounts to U.S. dollars based on the applicable exchange rates of the U.S. dollar and euro as of December 31, 2006

(2)	Represents 33,700 shares available for issuance under the French ESPP.

(3)	Since 2006, the number of equity awards available for grant each year is determined based on a general limit of 3% of the Company’s share capital as of December 31 of the previous calendar year, or the 3% General Limit. The shares available for equity awards grant in 2006 was 2,859,112 which expired at the end of the day of December 31, 2006. The shares available for equity awards grant in 2007 are 2,922,750 and are effective on January 1, 2007.

(4)	No further stock options can be granted under the 1993 Plan, which expired in 1998, the 1994 Plan, which expired in 1999, or under the 1999 Plan, which expired in May 2004.

COMPENSATION DISCUSSION & ANALYSIS

Executive Compensation Philosophy

Our executive pay programs are designed to:

•	Attract and retain executives who will contribute to our long-term success by paying compensation that is competitive with the practices of other leading high technology companies;

•	Align the interests of our executives with our shareholders’ by providing stock based compensation to encourage long-term value creation; and

•	Set challenging performance goals and reward that performance through short-term incentives upon achievement of these goals.

Our general compensation philosophy is to pay for performance. All compensation elements — cash, short-term incentives, and long-term incentives in the form of equity awards — are designed to provide increased compensation with an increase in our performance. The Compensation Committee believes that total cash compensation should vary with our performance in attaining financial and non-financial goals. While both stock options and RSUs are used to provide stock-based compensation, they are weighted to stock options as more appropriate to the executive level to reward shareholder value creation and to provide at-risk performance compensation. RSUs and other full-value share awards assist in managing the overall pool and dilution, and are a competitive factor in recruiting. Performance awards (options and RSUs with specific performance requirements for vesting) were introduced in 2005 for the Chairman of the Board of Directors and for the Chief Executive Officer, and may be offered more broadly to other senior executives going forward to reinforce the links between performance and all forms of compensation.

Our executive compensation programs apply to the Chairman of the Board of Directors, the Chief Executive Officer, other officers, and other members of the Executive Committee, a committee comprised of the Chairman, Chief Executive Officer, Chief Financial Officer, General Counsel and other executives who report to the Chief Executive Officer. The Compensation Committee is responsible for the preparation of the pay programs for the officers that are subsequently approved by the Board of Directors. In 2006, other Business Objects vice presidents participated in similar compensation programs that were managed by their respective senior executives.

All executive compensation programs are administered by the Human Resources department. Our compensation experts work with outside compensation consultants, Radford, to compile survey data, conduct analyses and prepare recommendations related to competitive positioning and plan designs for our executive cash and equity programs.

Executive Officer Compensation — Cash

Philosophy and Practice of Cash Compensation.  The Compensation Committee has authorized a cash compensation program that is competitive and leveraged in favor of variable bonus pay relative to the market. Total cash compensation is comprised of annual base salary and annual (or semi-annual) bonuses which vary with performance of the individual and Business Objects. For 2006, target competitive positioning for total cash compensation was the 65th percentile for comparable positions in a select list of peer software companies and technology-based companies of reasonably similar size. The Compensation Committee agreed that compensation for officers with exceptional skills can be above the targeted competitive position.

Base Salary.  The purpose of the base salary program for executive officers is to offer competitive remuneration for the skills and leadership required in specific executive positions. The annual base salaries of executive officers are initially determined by evaluating the responsibilities of the position and the experience and performance of the individual, with reference to the competitive marketplace for executive talent. For 2006, the competitive review included a comparison to base salaries for comparable positions in a select list of peer software companies and technology-based companies of reasonably similar size. The Compensation Committee reviewed and affirmed the comparative framework used to define the peer companies and data sources, and set a targeted competitive position of the 50th percentile on average for base salary compensation.

The Compensation Committee reviews executive officer salaries annually at the beginning of the fiscal year and recommends adjustments to them as appropriate to reflect changes in the market conditions and individual performance and responsibility. The Compensation Committee reports to the Board of Directors the results of such review and makes its recommendation of any Board of Directors action necessary with respect to the compensation of the our Chief Executive Officer and other executive officers. For 2006, annual executive officer salaries were recommended and approved in January. For 2007, annual executive officer salaries were recommended and approved in January and February 2007.

Short-term Incentive Bonus.  The purpose of the executive officer bonus program is to motivate and reward our executives to grow the business profitably and achieve corporate goals. Target bonus awards for each executive officer are based on our overall results, his or her potential impact on our operating and financial results, and market competitive practices for similar positions. For 2006, the Compensation Committee recommended bonus targets in conjunction with base salaries in order to position executive officer total cash compensation at the 65th percentile of the peer group outlined above. To achieve this competitive position, the variable bonus targets are higher than the average short-term incentive bonus targets for the peer company positions noted above, and generally more aligned with a benchmark set of software company executive positions in companies with revenues greater than $1.0 billion.

The actual bonuses awarded to executive officers are determined based on achievement of individual and Business Objects’ performance goals. Executive officers have the opportunity to earn a variable incentive bonus of up to their specified target percent of the base salary if certain performance criteria are met, with the ability to overachieve these performance criteria. For 2006, short-term incentive bonuses for the first half and the second half of the year were based on our achievement of certain revenue and operating income targets (i.e., the annual board plan) as well as personal objectives. Board of Directors approved performance targets were set at the beginning of the year, and were adjusted and approved by the Board of Directors for the second half to incorporate the effects of acquisitions and market changes that occurred in the first half of the year.

Our performance targets are established by the Board of Directors as stretch goals for the year, with 80-90% probability of being met if Business Objects continues on course to increase shareholder value. Funding of the bonus plan based on these metrics rises with increased performance and is reduced with below-target performance.

Achievement of individual performance objectives — stretch goals established annually or semiannually to reflect the strategic priorities for each executives — modifies the actual bonus awards paid, and typically ranges from 40% to 120% attainment.

Payments to executive officers and other executives who participate in the same incentive bonus plan were made in August 2006 (first half bonus) and February 2007 (second half bonus), reflecting performance against the revenue and operating income targets as well as performance against individual goals. Further, for the first half of 2006, the Chief Executive Officer and the Chief Strategy Officer each forfeited a portion of their performance-based incentive bonus to contribute to a modest bonus pool for employees (performance award reduced 12% from earned amount) following the second quarter of 2006. This adjustment was made to recognize valued employee contributions in a period when our profits did not otherwise fund a quarterly bonus.

The Business Objects and individual performance criteria for the executive officer incentive bonus awards are proposed each year by the Compensation Committee and approved by the Board of Directors. Our performance criteria include revenue and operating margin plans, which are adjusted mid-year to incorporate the effects of acquisitions and divestitures. Further adjustments of each half-year plan may be made only with approval of the Board of Directors. The individual performance criteria include shared goals among all executives — typically achievement of key strategic initiatives within the performance period — and individual objectives unique to the executive position. The individual performance achievement, as a percentage, is applied to the bonus generated by achievement of the Business Objects performance measures.

Bonuses are paid to all executives who are employed on the last day of the performance period. An executive officer who leaves Business Objects prior to the end of the performance period is not eligible to receive any bonus for that period.

Long-term Incentive Bonus.  At this time, we do not have any cash-based long-term incentive bonus programs.

Other Cash Compensation.  From time to time, executive officers may be eligible to receive cash compensation related to reimbursement for relocation expenses or unique bonuses for achieving milestones (for example, in 2004, special bonuses were granted when we achieved $1.0 billion of revenues). In 2006, the named executive officers did not receive any special or additional compensation other than as described in the Summary Compensation Table included on page 55 of this Proxy Statement.

Deferred Compensation.  The named officers are eligible to participate in our non-qualified deferred compensation plan, which is offered to all highly compensated employees. The plan follows U.S. Internal Revenue Code regulations for such plans, and allows the participant to elect to defer a portion of base and/or bonus compensation each year. In 2006, only the Chief Executive Officer elected to participate in the plan, as noted in the Non-Qualified Deferred Compensation table beginning on page 59 of this Proxy Statement.

Executive Officer Compensation — Equity Awards

Philosophy and Practice of Equity Awards.  The Compensation Committee believes that stock options and restricted stock awards align executive and shareholder interests by providing executives an opportunity to participate in shareholder returns. Equity awards encourage executives to manage Business Objects from the perspective of an equity owner and with a view to achieving our long-term goals.

Historically, we have granted stock options to our executives. Stock options provide recipients the opportunity to purchase Business Objects stock for a specified price once certain time and/or performance-based goals have been met.

In 2004, our non French subsidiaries implemented an RSU plan (the “Sub-Plan”) and delegated their authority to grant RSUs under the Sub-Plan to a designated committee (the “Administrator”). Since November 2005, the Administrator has granted certain executive officers RSUs that vest based upon specified time and/or performance-based measures. RSUs provide recipients the right to acquire Business Objects stock free of charge once specified time and/or performance-based vesting goals have been met.

French law does not allow us to grant RSUs directly. Since 2006, however, French law allows French companies to grant equivalent equity awards to their employees, i.e. allocation of shares, free of charge, that vest based upon specified time and/or performance-based measures. At the 2006 annual meeting of shareholders, we received approval to implement this type of program for French employees and our Board of Directors adopted the 2006 Stock Plan in October 2006. We have implemented this French equivalent of the Sub-Plan for our French executives and other eligible French employees and began to grant share awards under this French ESPP in 2007. Such awards provide recipients the right to acquire our stock free of charge once specified time and/or performance-based vesting goals and legal conditions have been met.

While both stock options and RSUs are used to provide stock-based compensation, they are weighted to stock options as more appropriate to the executive level to reward shareholder value creation and to provide at-risk performance compensation. RSUs and other full-value share awards assist in managing the overall pool and dilution, and are a competitive factor in recruiting. By design, the equity grants made to executive officers are typically weighted so that two-thirds of the value offered is through stock options, and one-third of the grant value is from RSUs. The same philosophy applies to all vice president and executive positions in Business Objects, while other employees who participate in the equity programs received grants equally weighted in value with stock options and RSUs in 2006.

Eligibility for Equity Grants.  Executives are eligible for new hire and merit equity grants. Our Board of Directors typically grant stock options and/or RSUs to new executives on or after their first day of employment.

These are known and approved as new hire grants with vesting starting on the date of hire, and pricing based on the standard formula (see below). In addition, it has been our Board of Directors’ practice to grant merit stock options to certain executives annually in a program designed to ensure a competitive unvested equity position for each executive officer. Prior benefit from stock price gains, or wealth accumulation over time, is not a consideration in determining the annual equity awards; rather, the future value of the opportunity is intended to be a competitive incentive to remain with us and drive high performance and value for shareholders. Beginning in 2006, we have generally granted restricted stock awards to some portion of our executives once a year as part of the merit grant program. In certain instances, executive officers may also be eligible for special, promotional or retention-related equity grants.

Certain non-executive employees are eligible for merit and new hire equity awards, depending upon their job title and level, and approved equity guidelines for their positions. In some cases, non-executive employees may also be eligible for special equity awards.

Equity Grant Guidelines, Vesting and Price.  All equity awards are made in accordance with our established equity grant guidelines, which are approved by the Compensation Committee. These guidelines stipulate the number of options and RSUs that the Compensation Committee or management, as the case may be, may recommend be granted to executives and non-executives based upon job title and level, and country of employment, at the time of hire or selection for a merit award, such that the annual allocation of shares available will be equitably distributed. The guidelines are evaluated annually relative to a competitive survey of companies that grant equity awards, and adjusted as appropriate to remain competitive and within the parameters of the total pool of shares authorized by the shareholders for this purpose. The Compensation Committee approves the guidelines, and reviews any award recommendations from management that exceed the guidelines. The actual number of shares recommended for new hire executive or non-executive equity grants depends upon the position, responsibilities and competitive marketplace for the particular position. The Compensation Committee determines and recommends any grants to the Chief Executive Officer and the Chairman, of which there were none in 2006.

As long as the executive (or employee) remains continuously employed by us, the standard vesting schedule for stock options granted under our stock option plans is 25% of the option shares following 12 months of employment and 1/48th of the total amount of option shares per month thereafter. RSUs typically vest over a three year period, with 1/3 of the shares vesting annually on each anniversary of the effective date, so that the restricted stock grant will be fully vested on the third anniversary of the effective date.

The pricing of stock option grants for all executives and employees is established according to French law and shareholder authorizations, and is at least equal to 100% of the closing price of one Business Objects ordinary share on Euronext the trading day before the grant date. Options and RSUs are denominated in Ordinary Shares and priced, with respect to options, in euros.

Approval of Equity Grants.  Our human resources and legal departments prepare a list of proposed equity grants for approval by the Board of Directors and the Administrator. The proposed equity award grant list is compiled through manager recommendations in accordance with the equity grant guidelines for specific job levels and countries of employment for the intended recipients. The Compensation Committee reviews the equity grant recommendations with executive management. Then the Board of Directors and the Administrator approve all recommended equity grants. The Chairman of the Board of Directors and the Chief Executive Officer do not participate in the deliberation or voting regarding their personal stock option grants.

Timing of Equity Awards.  The Board of Directors may approve stock option grants only at its meetings held in accordance with the timing restrictions imposed by French law. Specifically, we cannot and do not grant any stock options during:

•	the 10 trading days before and after release of material non-public information, including earnings-related information; or

•	During the period beginning on the date that we become aware of material non-public information until 10 trading days after disclosure of this information (during the “quiet period” for instance).

In addition, the meetings of the Board of Directors are typically scheduled six to 24 months in advance.

If we possess material non-public information at the time of a scheduled Board of Directors meeting, the Compensation Committee presentation to the Board of Directors of any stock option grant recommendations is delayed until at least 10 trading days following the public release of this information. The Board of Directors has no program, plan or practice to grant equity awards in anticipation of the release of positive news or to delay the grant of equity awards in anticipation of negative news. Further, we have not timed, nor do we intend to time, the release of our material non-public information for the purpose of affecting the value of any equity awards.

There is no difference in the timing of option grants to executive officers and to employees as the timing restrictions outlined above apply to all option grants. The timing restrictions imposed by French law apply to stock option grants only. To date we have applied these restrictive rules to other equity award grants, and have granted RSUs during the specific time periods described above and usually at the same time as option grants.

Performance-based Equity Awards.  In 2005, the Board of Directors awarded performance-based stock options and RSUs to the Chief Executive Officer and the Chairman/Chief Strategy Officer. Vesting of these equity awards over a three year period is dependent upon achievement of specific Business Objects performance criteria set at the beginning of each fiscal year, including revenue targets and operating margin targets for the year. In accordance with the plan provisions applicable to 2006, our performance criteria were fixed for 2006, and have not been adjusted for acquisitions, divestitures, or changes in market conditions. At the end of each performance period, the Compensation Committee reviews and approves the calculation of vesting for the period. In 2006, no new performance-based equity grants were awarded.

Executive Officer Compensation — Benefits and Retirement Plans

We do not offer a pension plan for U.S. employees. We offer a 401(k) plan for all U.S. employees. No named executive officers participated in the 401(k) plan in 2006. We also offer a retirement plan for all French employees to allow them to receive annuities in addition to the French legal social security retirement plan annuities at the time of their legal retirement age. Mr. Liautaud, our Chairman, participates in this plan. Further information about this plan and Mr. Liautaud’s participation are presented in the Pension Benefits table included on page 58 of this Proxy Statement.

We pay the premium of individual life insurance policies for each of Mr. Schwarz, our Chief Executive Officer, and Mr. Liautaud, our Chairman. These payments are reported in the Summary Compensation Table included on page 55 of this Proxy Statement. Other than these life insurance policies, we do not provide any of the named executive officers with any benefits, retirement plans or medical coverage in excess of what it makes available to employees generally who are located in the same countries.

Executive Officer Compensation — Post-Employment Compensation

Our executive officers are generally entitled to certain severance benefits if their employment is terminated by us without cause or by the executive for good reason. Mr. Liautaud and Mr. Schwarz are entitled to severance benefits whether their termination occurs in connection with a change in control or in circumstances unrelated to a change of control. In addition, Mr. Liautaud and Mr. Schwarz are entitled to severance benefits in connection with a termination of their employment as a result of death or disability. Senior Vice-Presidents are entitled to severance benefits only if their termination occurs in connection with a change of control. These severance benefits include: (i) cash severance based on a certain percentage of the executive officer’s base salary, (ii) cash severance based on a certain percentage of the executive’s target bonus, (iii) accelerated vesting of unvested equity awards as of the date of termination and (iv) a continuation of health care benefits for a certain period of time following the termination date. The Compensation Committee considers title, responsibilities and prior performance in selecting the severance payout triggers. A description of post-employment compensation for the executive officers whose compensation is set forth in the Summary Compensation Table is described below under “Post-Employment/Change-in-Control Payment” on page 59 of this Proxy Statement.

Section 162(m) of the Internal Revenue Code limits deductions for certain executive compensation in excess of $1 million in any taxable year unless it is “performance based”. Non performance based compensation of some executives exceeded $ 1 million in 2005 and 2006 and is expected to exceed $1 million in 2007. Accordingly, a portion of the compensation of these executives was not and will not be deductible by Business Objects. While the Compensation Committee will consider deductibility under Section 162(m) with respect to future compensation arrangements with officers, deductibility will not be the sole factor in ascertaining appropriate levels of compensation.

With respect to certain named executive officers, we have agreed to pay them a gross up amount or to restructure their compensation to the extent necessary to offset the excise tax payable pursuant to Section 4999 of the Code if their severance payments constitute “parachute payments” within the meaning of Section 280(G) of the Code.

With respect to certain named executive officers, we have agreed to amend their severance agreements to the extent necessary to avoid the imposition of additional tax or income recognition under Section 409A of the Code and any related IRS regulations prior to paying their severance.

EXECUTIVE COMPENSATION

Set forth below is information regarding compensation earned by or awarded to the following Business Objects executive officers in 2006: Bernard Liautaud, our Chairman and Chief Strategy Officer; John Schwarz, our Chief Executive Officer; James R. Tolonen, our Chief Financial Officer — Senior Vice President Finance and Administration; and Susan J. Wolfe, our former Senior Vice President General Counsel and Secretary. These individuals are referred to in this Proxy Statement as our named executive officers and represent our most highly compensated officers (as that term is defined in Rule 16a-1(f) of the Exchange Act) whose total compensation exceeded $100,000 in 2006.

SUMMARY COMPENSATION
For the Year Ended December 31, 2006

The following table sets forth compensation earned by or awarded to our named executive officers in 2006.

									Change in the
									Pension Value
									and
								Non-Equity	Nonqualified
								Incentive	Deferred
				Stock		Option		Plan	Compensation	All Other
		Salary	Bonus	Awards		Awards		Compensation	Earnings	Compensation		Total
Name and Principal Position	Year	($)	($)	($)(2)		($)(2)		($)	($)	($)		($)

John Schwarz	2006	750,000	0	4,388,214	(4)	3,267,444	(5)	514,072	0	0		8,919,729
Chief Executive Officer
James Tolonen	2006	350,000	0	0		664,295	(6)	124,372	0	0		1,138,667
Chief Financial Officer
Bernard Liautaud(1)	2006	515,000	0	1,319,729	(7)	3,590,106	(8)	384,463	0	80,616	(3)	5,889,915
Chairman & Chief Strategy Officer
Susan Wolfe	2006	315,000	20,000	17,705	(9)	492,387	(10)	120,891	0	0		965,983
Senior Vice President — General Counsel & Secretary

(1)	All amounts are stated in U.S. dollars. For payment in total or in part in currencies other than the U.S. dollars, translation of compensation into U.S. dollars is calculated using the average exchange rate of U.S. dollar against the British pound and the euro, for 2006. Bernard Liautaud is the only named executive officer paid in currencies other than the U.S. dollar. Due to variations to the exchange rates of the U.S. dollar against the British pound and the euros, the U.S. dollar values included in this table do not reflect actual amounts for Mr. Liautaud.

(2)	Assumptions made in the valuation pursuant to FAS 123R are discussed in note 8 to the consolidated financial statements and in the Management Discussion & Analysis included in the 2006 Annual Report on Form 10-K. Options were issued to the named executive officers in ordinary shares and the exercise price is denominated in euros, except for options assumed in connection with business combinations. When the exercise price is in euros, the fair value is computed in euros as well. The stock compensation expense, booked on a quarterly basis, is then converted into U.S. dollars based on the exchange rate used to convert the financial statements.

(3)	All other compensation for Mr. Liautaud includes (i) $1,000 of taxable benefit he receives for his UK personal medical and dental insurance (BUPA); (ii) car allowance expenses of $7,054 (iii) life insurance premiums of $6,110, and (iv) payments of $66,452 to the French pension retirement plans which are contributions by us on his behalf.

(4)	Represents the stock-based compensation of the RSUs granted on November 22, 2005.

(5)	Represents the stock-based compensation of the options granted on November 11, 2005.

(6)	Represents the stock-based compensation of the options granted on March 14, 2003.

(7)	Represents the stock-based compensation of the RSUs granted on November 22, 2005.

(8)	Represents $45,460 of options granted on January 11, 2002, $1,445,020 of options granted on August 26, 2003, $1,384,071 of options granted on February 23, 2004, $116,500 of options granted on December 15, 2004 and $599,055 of options granted on November 11, 2005.

(9)	Represents the stock-based compensation of the RSUs granted on May 31, 2006.

(10)	Represents $41,018 of options granted on October 1, 2003, $224,904 of options granted on February 23, 2004, $186,401 of options granted in December 15, 2004 and $40,064 of options granted on May 31, 2006.

GRANTS OF PLAN BASED-AWARDS
For the Year Ended December 31, 2006

The following table sets forth grant of awards made to our named executive officers in 2006.

									All Other
								All Other	Option
								Stock	Awards:	Exercise	Grant
								Awards:	Number of	or Base	Date Fair
		Estimated Possible Payouts Under Non-Equity						Number of	Securities	Price of	Value of
		Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			Shares of	Underlying	Option	Stock and
Name of the		Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or	Options	Awards	Option
Executive Officer	Grant Date	($)	($)	($)	(#)	(#)	(#)	Units (#)	(#)	($/Sh)(3)	Awards($)(4)

John Schwarz	none	375,000	750,000	1,350,000	0	0	0	0	0	0	0
	25/01/06(5)				37,500	75,000	75,000	0	0	39.15	1,148,250
	25/01/06(6)				16,062	32,123	32,123				1,317,364
James Tolonen	none	87,500	175,000	262,500	0	0	0	0	0	0	0
Bernard Liautaud	none	257,500	515,000	927,000	0	0	0	0	0	0	0
	25/01/06(7)				12,500	37,500	37,500	0	0	0	1,537,875
Susan Wolfe(8)	none	78,750	157,500	236,250	0	0	0
	05/31/2006							4,125		0	121,646
	05/31/2006								25,125	29.99	313,309

(1)	The non-equity incentive plan of the named executive officers, is defined by Business Objects’ executive compensation policy plan approved by our Board of Directors and Compensation Committee. According to this plan, the named executive officers are entitled to the additional payment of a percentage of their salary (the bonus target) depending on the percentage of achievement of Business Objects’ goals. The 2006 plan is based on Business Objects’ revenue and operating margin goals as outlined in our annual operating plan, and we set the following payout rules: (a) if the percentage of achievement is lower than 85%, the Named Executive Officers will not be entitled to any payment; (b) if the percentage of achievement is 85% or more, the Named Executive Officers will be entitled to 50% or more of their bonus target; (c) if the percentage of achievement is 100%, the Named Executive Officers will be entitled to 100% of their bonus target; and (d) if the percentage of achievement exceeds 100%, the Named Executive Officers will be entitled to up to 150% (Mr. Tolonen and Ms. Wolfe) or 180% (Mr. Schwarz and Mr. Liautaud) of their bonus target.

(2)	The vesting conditions of the performance options are set by the Board and the vesting conditions of the performance RSUs are set by the administrator of the 2001 Stock-Incentive Sub-Plan.

(3)	Options were issued to the named executive officers in ordinary shares and denominated in euros. The exercise prices and fair values were determined using an exchange rate on December 31, 2006 of 1.3204.

(4)	Assumptions used to determine the value of the awards noted in the table value are discussed in note 8 to the consolidated financial statements and in the Management’s Discussion & Analysis of Financial Condition and Results of Operations of the 2006 Annual Report on Form 10-K. The fair value is computed in euros, so it was converted into U.S. dollars based on the exchange rate applicable on the accounting grant date.

(5)	These performance options were granted on November 11, 2005 (legal grant date) but the final performance criteria were set on January 25, 2006 (accounting grant date).

(6)	These performance RSUs were granted on November 22, 2005 (legal grant date) but the final performance criteria were set on January 25, 2006 (accounting grant date).

(7)	These performance RSUs were granted on November 22, 2005 (legal grant date) but the final performance criteria were set on January 25, 2006 (accounting grant date).

(8)	The RSUs granted to Ms. Wolfe were granted under our 2001 Stock Incentive Sub-Plan and vest annually by one-third on May 31, over three years. The options granted to Ms. Wolfe were granted under our 2001 Stock

Incentive Plan and vest as follows: 25 % of the options vest twelve months after the grant date and 1/48th of the options vest each month thereafter, provided that Ms. Wolfe remains in Continuous Status as a Beneficiary, as defined by the plan.

OUTSTANDING EQUITY AWARDS
At December 31, 2006

The following table sets forth the outstanding equity awards of our named executive officer as of December 31, 2006.

								Stock Awards
											Equity
											Incentive
										Equity	Plan Awards:
			Option Awards(1)							Incentive	Market or
					Equity					Plan Awards:	Payout
					Incentive					Number of	Value of
					Plan Awards:				Market	Unearned	Unearned
			Number of	Number of	Number of			Number of	Value of	Shares,	Shares,
			Securities	Securities	Securities			Shares or	Shares or	Units or	Units or
			Underlying	Underlying	Underlying	Option		Units of	Units of	Other	Other
		Vesting	Unexercised	Unexercised	Unexercised	Exercise	Option	Stock That	Stock That	Rights That	Rights That
Name of the Executive		Commencement	Options (#)	Options (#)	Unearned	Price	Expiration	Have not	Have not	Have not	Have LNot
Officer	Grant Date	Date	Exercisable	Unexercisable	Options (#)	($)(2)	Date	Vested (#)	Vested ($)	Vested (#)	Vested ($)

John Schwarz	11/11/05	09/12/05	140,625	309,375	0	39.15	11/11/15
	11/11/05	(3)	0	0	225,000	39.15	11/11/15
	11/22/05	09/12/05(4)						132,513	5,227,638	0	0
	11/22/05	(5)						0	0	96,371	3,801,836
James Tolonen	03/14/03	01/01/03	73,870	5,730	0	19.54	03/14/13
Bernard Liautaud	04/01/99	04/01/99	150,000	0	0	12.09	04/01/09
	06/05/00	06/05/00	150,000	0	0	87.50	06/05/10
	02/09/01	02/09/01	75,000	0	0	72.32	02/09/11
	06/15/01	06/15/01	100,000	0	0	41.20	06/15/11
	01/11/02	01/11/02	250,000	0	0	55.85	01/11/12
	08/26/03	08/26/03	333,332	66,668	0	30.41	08/26/13
	02/23/04	02/23/04	283,333	116,667	0	34.18	02/23/14
	12/15/04	12/15/04	25,000	25,000	0	23.15	12/15/14
	11/11/05	11/11/05	35,208	94,792	0	39.15	11/11/15
	11/22/05	(6)						0	0	25,000	986,250
Susan Wolfe	10/01/03	10/01/03	9,945	2,618	0	29.40	10/01/13
	2/23/04	12/11/03	48,750	16,250	0	34.18	2/23/14
	12/15/04	12/15/04	40,000	40,000	0	23.15	12/15/14
	5/31/06	5/31/06	0	25,125	0	29.99	05/31/16
	5/31/06	(7)						4,125	162,731	0	0

(1)	The outstanding options reported in this table are subject to the following vesting schedule: 25% of the options vest twelve months after the vesting commencement date and 1/48th of the options vest each month thereafter, unless a specific vesting schedule is described in the related footnote, and provided that the named executive officer remains in Continuous Status as a Beneficiary, as defined by the plan.

(2)	The option prices are in euros. They were converted into U.S. dollars using an exchange rate on December 31, 2006, of 1.3204.

(3)	These options may be exercisable, in whole or in part, in accordance with the following schedule and conditions: 1/6th of the options will vest on each of March 15, 2007, 2008 and 2009 depending on the operating margin goal achievement and 1/6th of the options will vest on each of March 15, 2007, 2008 and 2009 depending on revenue goals achievement.

(4)	These restricted stock units (RSUs) are subject to the following vesting schedule: 25% of the RSUs vest twelve months after the vesting commencement date and 1/48th of the RSUs vest each month thereafter, provided that the named executive officer remains in Continuous Status as a Beneficiary, as defined by the plan.

(5)	These RSUs may vest, in whole or in part, in accordance with the following schedule and conditions: 1/6th of the RSUs will vest on each of March 15, 2007, 2008 and 2009 depending on the operating margin goal achievement and 1/6th of the RSUs will vest on each of March 15, 2007, 2008 and 2009 depending on revenue goals achievement.

(6)	These RSUs may vest, in whole or in part, in accordance with the following schedule and conditions: 1/4th of the RSUs will vest on each of March 15, 2007 and September 15, 2007 depending on the operating margin achievement and 1/4th of the RSUs will vest on each March 15, 2007 and September 15, 2007 depending on revenue goals achievement.

(7)	These RSUs vest by one-third over three years beginning on the first anniversary date of the grant.

OPTIONS EXERCISED AND STOCK VESTED
For the Year Ended December 31, 2006

The following table sets forth the stock options exercised by and the RSUs vested of our named executive officers in 2006, on aggregate basis.

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized on	Acquired on	Value Realized on
Name of the Executive Officer	Exercise (#)	Exercise ($)(1)	Vesting (#)	Vesting ($)(2)

John Schwarz	0	0	110,231 (3)	3,689,911
James Tolonen	120,400	1,947,979	0	0
Bernard Liautaud	150,000	4,073,842	21,882 (4)	765,526
Susan Wolfe	0	0	0	0

(1)	The Option Awards value realized is determined by using the closing price of one ADS on the Nasdaq Stock Market on the exercise date less the exercise price in euros converted into U.S. dollars, using the applicable exchange rate at noon on the exercise date.

(2)	The Stock Awards value realized is determined by using the closing price of one ADS on the Nasdaq Stock Market on the vesting date.

(3)	Including 49,204 ADS surrendered for withholding tax purposes.

(4)	Including 10,229 ADS surrendered for withholding tax purposes.

PENSIONS BENEFITS
For the Year Ended December 31, 2006

The following table sets forth the information with respect to retirement plans of our named executive officers in 2006.

		Number of	Present	Payments
		Years of	Value of the	During
		Credited	Accumulated	Last Fiscal
Name of the Executive Officer	Plan Name	Services (#)	Benefit ($)(1)	Year ($)

John Schwarz	none	0	0	0
James Tolonen	none	0	0	0
Bernard Liautaud(2)	Generali	10	10,481	0
	Arial	3	7,258	0
Susan Wolfe	none	0	0	0

(1)	All amounts are stated in U.S. dollars. For amounts in total or in part in currencies other than the U.S. dollars, translation of compensation into U.S. dollars is calculated using the average exchange rate of U.S. dollar against the euro, for 2006. Bernard Liautaud is the only named executive officer with amounts in currencies other than the U.S. dollar. Due to variations of the exchange rates of the U.S. dollar against the euro, the U.S. dollar value in this table does not reflect actual amounts for Bernard Liautaud.

(2)	Mr. Liautaud benefits from a French retirement plan, in addition to the French social security plan in his capacity as Chairman. This plan is implemented by us and managed by a French insurance company. The initial plan managed by Generali was terminated on December 31, 2003 and replaced by a new plan managed by Arial on January 1, 2004. The purpose of these plans is to receive annuities in addition to the French legal social security plan annuities. Mr. Liautaud contributes 2% of his salary and bonus to the plan. The amount of the annuity is calculated according to the insurance company formula, based on the amount of the contribution and interest.

NON-QUALIFIED DEFERRED COMPENSATION
For the Year Ended December 31, 2006

The following table sets forth the contributions and earnings of our named executive officers under non-qualified deferred compensation plans.

	Executive	Registrant	Aggregate		Aggregate
	Contributions in	Contributions in	Earnings in	Aggregate	Balance at
	Last Fiscal	Last Fiscal	Last Fiscal	Withdrawals/	Last Fiscal
Name of the Executive Officer	Year ($)	Year ($)	Year ($)	Distribution ($)	Year End ($)

John Schwarz	163,711 (1)	0	36,205 (1)	0	199,916
James Tolonen	0	0	0	0	0
Bernard Liautaud	0	0	0	0	0
Susan Wolfe	0	0	0	0	0

(1)	The contributions and earnings reported in this table are related to 2006 compensation only and were not reported as compensation earned in 2005 by Mr. Schwarz.

The nonqualified Deferred Compensation Plan permits eligible officers and employees to defer up to a maximum of 85% of their base salary and up to 100% of their bonus and non-equity incentive plan compensation each year. We do not contribute to the Deferred Compensation Plan. Participants may elect to receive distributions from the plan at a pre-determined date or upon termination of employment or retirement, based upon years of service. The assets are held by us in a rabbi trust, which is subject to the claims of our general creditors. The trust’s assets, consisting of an investment in a variable universal life insurance policy backed by insurance dedicated mutual funds, totaled $5.7 million and $4.7 million at December 31, 2006, and 2005, respectively, and were classified as short-term investments in accordance with FAS 115. The Deferred Compensation Plan does not allow participants to invest the deferred compensation in our ordinary shares or ADSs.

POST-EMPLOYMENT/CHANGE-IN-CONTROL PAYMENTS TABLE

Potential Post-Employment Payments

We and/or our controlled affiliates entered into employment agreements with John Schwarz, Bernard Liautaud, Susan Wolfe and James Tolonen. Each agreement may be terminated by either us or the executive officer at any time with or without cause. In addition, the employment agreements provide for annual salary and bonus amounts and, in some cases, severance benefits, as may be adjusted from time to time by the Compensation Committee and/or the Board of Directors.

Susan J. Wolfe resigned from her position as General Counsel effective March 1, 2007. On February 28, 2007, Ms. Wolfe entered into an employment agreement with our wholly owned subsidiary, Business Objects Americas, pursuant to which she agreed to work part time for a three month transition period, which may be extended for another three months. Ms. Wolfe has agreed to assist us to recruit and facilitate the transition of a new general counsel. We have agreed to pay Ms. Wolfe $400 per hour for her services, subject to applicable withholding, and she has agreed to provide us with up to 15 hours per week at our request. Ms. Wolfe’s options to purchase our ordinary shares and ADSs and her grants of restricted stock units will continue to vest during the term of the employment agreement but will expire on December 31, 2007, regardless of whether Ms. Wolfe is still employed by us. Ms. Wolfe’s existing Change of Control Severance Agreement will also remain in effect while she continues to be employed by Business Objects Americas. During this period, Ms. Wolfe will remain an employee of Business Objects Americas but will not be an officer.

We have entered into arrangements and/or maintain employee benefits plans that require specific payments and/or benefits to be provided to the named executive officers in the event of termination of their employment. The following tables describe the payments and/or benefits which are payable by us to the named executive officers upon termination of employment in the following situations. The amounts disclosed below are estimates only and may not reflect the actual amounts payable to our named executive officers.

John G. Schwarz — Chief Executive Officer

	Estimated Value of Change in Control and Severance Benefits(1)
	NEO Termination for		NEO Termination for
	Good Reason or		Good Reason or
	Without Cause		Without Cause
	Unrelated to a		Related to a		Death or
Compensation and Benefits	Change in Control(2)		Change in Control(3)		Disability

Annual Base Salary	$750,000	(4)	$1,500,000	(5)	N/A
Annual Incentive Bonus	$750,000	(6)	$1,500,000	(7)	N/A
Stock Options	$19,805	(8)	$49,918	(9)	N/A
Restricted Stock Units	$3,752,296	(10)	$8,697,914	(11)	N/A
Health Care Benefits	$16,019	(12)	$16,019	(13)	N/A
Life Insurance	N/A		N/A		$1,000,000	(14)
Non Qualified Deferred Compensation	$199,916	(15)	$199,916	(15)	N/A

(1)	All amounts are stated in U.S. dollars. With respect to options and RSUs for ordinary shares, euros have been converted to U.S. dollars using the 2006 average exchange rate of the U.S. dollar against the euro. All amounts are estimates based on an assumed triggering date of December 31, 2006 and the closing sales price of our ADSs on the Nasdaq Global Select Market on December 29, 2006, which was the last trading day of the year ended December 31, 2006.

(2)	A termination unrelated to a Change of Control is a termination that occurs before or 12 months after the Change of Control date.

(3)	A termination related to a Change of Control is a termination that occurs within 12 months from the Change of Control date.

(4)	Represents one year of salary and is subject to Mr. Schwarz signing a release and a one year non-compete.

(5)	Represents two years of salary and is subject to Mr. Schwarz signing a release and a two year non-compete.

(6)	Represents one year of bonus. Assumes payout equal to 100% base salary and is subject to Mr. Schwarz signing a release and a one year non-compete.

(7)	Represents two years of bonus. Assumes payout equal to 100% base salary for each year and is subject to Mr. Schwarz signing a release and a two year non-compete.

(8)	Represents the intrinsic value of 12 months accelerated vesting of 534,375 outstanding and unvested options as of December 31, 2006. Acceleration is subject to Mr. Schwarz signing a release and a one year non-compete.

(9)	Represents the intrinsic value of 100% accelerated vesting of 534,375 outstanding and unvested options as of December 31, 2006. Acceleration is subject to Mr. Schwarz signing a release and a two year non-compete.

(10)	Represents the intrinsic value of 12 months accelerated vesting of 228,884 unvested, outstanding RSUs awards as of December 31, 2006. Acceleration is subject to Mr. Schwarz signing a release and a one year non-compete.

(11)	Represents the intrinsic value of 100% accelerated vesting of 228,884 unvested, outstanding RSUs awards as of December 31, 2006. Acceleration is subject to Mr. Schwarz signing a release and a two year non-compete.

(12)	Represents 18 months continuation of health care benefits and is subject to Mr. Schwarz signing a release and a one year non-compete. If Mr. Schwarz elects COBRA continuance, we will reimburse him for coverage for himself and his eligible dependents until the earlier of (i) 18 months post termination or (ii) until he ceases to be eligible.

(13)	Represents 18 months continuation of health care benefits and is subject to Mr. Schwarz signing a release and a two year non-compete. If Mr. Schwarz elects COBRA continuance, we will reimburse for him for coverage for himself and his eligible dependents until the earlier of (i) 18 months post termination or (ii) until he ceases to be eligible.

(14)	Represents the life insurance proceeds payable under the policy maintained by us on Mr. Schwarz’s behalf.

(15)	Represents the compensation deferred by Mr. Schwarz in 2006 and the related earnings. This deferred amount would be paid in a lump sum three years following termination of Mr. Schwarz’s employment.

Overview of Potential Post-Employment/Change in Control Benefits

Mr. Schwarz is entitled to certain severance benefits upon termination of his employment as our Chief Executive Officer in certain scenarios. The estimated potential severance benefits payable to Mr. Schwarz in his position of Chief Executive Officer in the various termination scenarios are outlined below. The relevant definitions follow the narrative description.

In the event of a termination of Mr. Schwarz’s employment for Good Reason or Without Cause either (i) prior to a Change of Control or (ii) on or after the 12 month anniversary of a Change of Control, Mr. Schwarz would be entitled to:

•	One year of base salary;

•	One year of target bonus (assuming a payout equal to 100% of annual base salary); and

•	12 months of accelerated vesting of then unvested and outstanding options, RSUs and any other equity compensation.

In the event of a termination of Mr. Schwarz’s employment for Good Reason or Without Cause within 12 months of a Change of Control, Mr. Schwarz is entitled to:

•	Two years of base salary;

•	Two years of target bonus (assuming a payout equal to 100% of Mr. Schwarz’s annual base salary);

•	18 months of health benefits continuation for Mr. Schwarz and his eligible dependents; and

•	100% accelerated vesting of Mr. Schwarz’s then unvested and outstanding options, RSUs and any other equity compensation.

The base salary and target bonus severance benefits would be paid in a lump sum. These severance benefits are contingent upon Mr. Schwarz executing and not revoking a release of claims and compliance by Mr. Schwarz with a one-year non-compete.

Definitions

Cause

In the reasonable determination of our Board of Directors, Mr. Schwarz has:

(a) committed an act that materially injures our business;

(b) willfully refused or failed to follow lawful and reasonable directions of the Board of Directors;

(c) willfully or habitually neglected his duties to us; or

(d) been convicted of a felony involving moral turpitude that is likely to inflict or has inflicted material injury on our business.

Change in Control

A Change in Control will be deemed to have occurred if:

(a) any person or entity, other than a trustee or other fiduciary holding securities under an employee benefit plan of Business Objects acting in such capacity or a corporation owned directly or indirectly by our shareholders in substantially the same proportions as their ownership of our stock , becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 50% or more of the total voting power represented by our then outstanding voting securities, or

(b) our shareholders approve a merger or consolidation of us with any other corporation other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by our voting securities of Business Objects or such surviving entity outstanding immediately after such merger or consolidation, or

(c) our shareholders approve a plan of complete liquidation of Business Objects or an agreement for the sale or disposition by us of (in one transaction or a series of related transactions) all or substantially all of our assets to an entity other than an affiliated company.

Good Reason

The occurrence of any of the following (without Mr. Schwarz’s consent and assuming the relevant event has not been cured within thirty days following receipt of written notice from Mr. Schwarz specifying the purported grounds for Good Reason):

(a) Any reduction in the aggregate level of Mr. Schwarz’s base salary and annual target bonus;

(b) Any material reduction in Mr. Schwarz’s duties or responsibilities and/or change of title or status as Chief Executive Officer;

(c) A requirement that Mr. Schwarz relocate to a location more than fifty (50) miles from his then current office location; or

(d) A change in reporting structure such that Mr. Schwarz no longer reports to our Board of Directors.

280(G)

If and only if a Change of Control occurred in the period extending for one year following the latest date of grant of his options or the RSUs, then Mr. Schwarz would be entitled to a special gross-up payment to the extent one or more payments or benefits he receives in connection with a Change in Control, are deemed to constitute parachute payments under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) and he otherwise qualifies for the gross-up payment; provided, however that the gross-up payment shall be capped at, and may in no event exceed, $2,000,000. Since a Change of Control did not occur within one year of his latest equity grant, Mr. Schwarz would not be entitled to a 280(G) gross up payment.

Bernard Liautaud — Chief Strategy Officer and Chairman of the Board of Directors

Mr. Liautaud serves as the Chairman of our Board of Directors. He is also the Chief Strategy Officer (“CSO”) of two of our wholly owned subsidiaries, Business Objects Americas and Business Objects (U.K.) Limited, and these subsidiaries have entered into employment agreements dated March 13, 2006 and March 7, 2006, respectively, with him.

	Estimated Value of Change in Control and Severance Benefits(1)
		NEO Termination for		NEO Termination for
		Good Reason or		Good Reason or
		Without Cause		Without Cause
		Unrelated to a		Related to a		Death or
Compensation and Benefits	Position	Change of Control(2)		Change of Control(3)		Disability

Total Annual Base Salary	CSO — U.S.	$257,500	(4)	$257,500	(4)	$128,750	(5)
	CSO — U.K.	$360,500	(6)	$360,500	(6)	N/A
	Chairman	$412,000	(7)	$412,000	(7)	N/A
Annual Incentive	CSO — U.S.	$257,500	(8)	$257,500	(8)	$128,750	(9)
	CSO — U.K.	$360,500	(10)	$360,500	(10)	N/A
	Chairman	$412,000	(11)	$412,000	(11)	N/A
Notice Period	CSO — U.S.	N/A		N/A		N/A
	CSO — U.K.	$45,063	(12)	$45,063	(12)	N/A
	Chairman	N/A		N/A		N/A
Stock Options	CSO — U.S.	$1,587,478	(13)	$1,594,058	(14)	N/A
	CSO — U.K.	N/A		N/A		N/A
	Chairman	N/A		N/A		N/A
Restricted Stock Units	CSO — U.S.	$981,382	(15)	$981,382	(16)	N/A
	CSO — U.K.	N/A		N/A		N/A
	Chairman	N/A		N/A		N/A
Health Care Benefits	CSO — U.S.	$24,266	(17)	$24,266	(17)	N/A
	CSO — U.K.	$2,041	(18)	2,041		N/A
	Chairman	$2,566	(19)	2,566		N/A

(1)	All amounts are stated in U.S. dollars. Payments in currencies other than U.S. dollars have been translated into U.S. dollars using the 2006 average exchange rate of the U.S. dollar against the British pound and the Euro, as applicable. All amounts are estimates based on an assumed triggering date of December 31, 2006 and the closing sales price of our ADSs on the Nasdaq Global Select Market on December 29, 2006, which was the last trading day of the year ended December 31, 2006.

(2)	A termination unrelated to a change of control is a termination that occurs before or 12 months after the change of control date.

(3)	A termination related to a change of control is a termination that occurs within 12 months from the change of control date

(4)	Represents two years of salary. If Mr. Liautaud does not abide by the non-compete, he will be required to reimburse Business Objects Americas the salary that Business Objects Americas paid for severance compensation, as well as any tax and social charges (both employer and employee’s) that we incurred in respect of this severance salary.

(5)	Represents one year of salary.

(6)	Represents two years of salary. If Mr. Liautaud does not abide by the non-compete he will be required to reimburse Business Objects (U.K.) Limited the salary that Business Objects (U.K.) Limited paid for severance compensation, as well as any tax and National Security Contributions (both employer and employee’s) that Business Objects (U.K.) Limited incurred in respect of this severance salary.

(7)	Represents two years of salary. If Mr. Liautaud does not abide by the non-compete he will be required to reimburse us the salary that we paid for severance compensation, as well as any tax and expenses (both employer and employee’s) that we incurred in respect of this severance salary.

(8)	Represents two years bonus assuming payout equal to 100% of annual base salary for each year on the date of termination. If Mr. Liautaud does not abide by the non-compete he will be required to reimburse Business Objects Americas the bonus that Business Objects Americas paid for severance compensation, as well as any tax and social charges (both employer and employee’s) that Business Objects Americas incurred in respect of this severance bonus.

(9)	Represents one year of bonus assuming payout equal to 100% of annual base salary on the date of termination.

(10)	Represents two years of bonus assuming payout equal to 100% of annual base salary on the date of termination. If Mr. Liautaud does not abide by the non-compete he will be required to reimburse Business Objects (U.K.) Limited the bonus that Business Objects (U.K.) Limited paid for severance compensation, as well as any tax and National Security Contributions (both employer and employee’s) that Business Objects (U.K.) Limited incurred in respect of this severance bonus.

(11)	Represents two years of bonus assuming payout equal to 100% of annual base salary on the date of termination. If Mr. Liautaud does not abide by the non-compete he will be required to reimburse us the bonus that we paid for severance compensation, as well as any tax and expenses (both employer and employee’s) that we incurred in respect of this severance bonus.

(12)	The Employment Agreement with Business Objects (U.K.) Limited requires each of Business Objects (U.K.) Limited and Mr. Liautaud to provide the other with 90 days notice prior to termination. In lieu of this notice period, Business Objects (U.K.) Limited can elect to pay Mr. Liautaud $45,063, which is the equivalent of three months base salary.

(13)	Represents the intrinsic value of two years of acceleration from date of termination of 208,335 unvested and outstanding options as of December 31, 2006 that were granted prior to the date Mr. Liautaud became our Chief Strategy Officer and one year of acceleration from date of termination of 94,792 unvested and outstanding options as of December 31, 2006 that were granted to Mr. Liautaud on/after the date Mr. Liautaud became our Chief Strategy Officer. Assumes all performance conditions had been fully achieved.

(14)	Represents the intrinsic value of 100% acceleration of 303,127 unvested and outstanding options as of December 31, 2006 (assumes all performance targets met).

(15)	Represents the intrinsic value of one year of acceleration from date of termination of 25,000 unvested and outstanding restricted stock units as of December 31, 2006 granted on/after the date Mr. Liautaud became our Chief Strategy Officer assuming all performance conditions had been fully achieved.

(16)	Represents the intrinsic value of 100% acceleration of 25,000 unvested and outstanding restricted stock units as of December 31, 2006 (assumes all performance targets met).

(17)	Represents 18 months of health care continuation costs. If Mr. Liautaud elects COBRA continuance: we will reimburse him for medical coverage he had as of termination until the earlier of (i) 18 months post termination or (ii) until he ceases to be eligible. If Mr. Liautaud does not abide by the non-compete he will be required to reimburse us for the health care benefits that we paid for severance compensation, as well as any tax and social charges (both employer and employee’s) that we incurred in respect of this severance payout.

(18)	Represents 18 months of health care continuation costs. If Mr. Liautaud does not abide by the non-compete he will be required to reimburse us for the health care benefits that we paid for severance compensation, as well as any tax and National Security Contributions (both employer and employee’s) that we incurred in respect of this severance payout.

(19)	Represents 18 months of health care continuation costs. If Mr. Liautaud does not abide by to the non-compete he will be required to reimburse us the health care benefits that we paid for severance compensation, as well as any tax and expenses (both employer and employee’s) that we incurred in respect of this severance payout.

Overview of Potential Post-Employment/Change in Control Benefits

Mr. Liautaud is entitled to certain severance benefits upon termination of his employment with each of Business Objects Americas and Business Objects (U.K.) Limited and/or his office as our Chairman in certain scenarios. The estimated potential severance benefits payable to Mr. Liautaud in his positions as Chief Strategy Officer of Business Objects Americas, Chief Strategy Officer of Business Objects (U.K.) Limited and Chairman in the various termination scenarios are outlined below. The relevant definitions follow the narrative description.

Employment with Business Objects Americas

In the event of a termination of Mr. Liautaud’s employment with Business Objects Americas for Good Reason or Without Cause either (i) prior to a Change of Control or (ii) on or after the 12 month anniversary of a Change of Control, Mr. Liautaud would be entitled to:

•	two years salary;

•	the equivalent of two years of bonus (assuming a payout equal to 100% of his annual base salary for each of the two years);

•	18 months of health care post-termination;

•	two years of accelerated vesting of options granted to Mr. Liautaud prior to his commencement as Chief Strategy Officer, assuming all performance conditions had been fully achieved; and

•	one year of accelerated vesting of options and restricted stock units granted to Mr. Liautaud on or after his commencement as Chief Strategy Officer, assuming all performance conditions had been fully achieved.

In the event of a termination of Mr. Liautaud’s employment with Business Objects Americas for Good Reason or Without Cause within 12 months of a Change of Control, Mr. Liautaud would be entitled to:

•	two years of salary;

•	the equivalent of two years of bonus (assuming a payout equal to 100% of his annual base salary for each of the two years);

•	18 months of health benefits continuation; and

•	100% accelerated vesting of Mr. Liautaud’s then unvested and outstanding options and restricted stock units, assuming all performance conditions had been fully achieved.

These severance benefits are to be paid in accordance with customary Business Objects Americas payroll practices and subject to withholding taxes and/or any other deduction required by law. These severance benefits are contingent upon Mr. Liautaud executing and not revoking a release of claims in favor of Business Objects Americas, and compliance by Mr. Liautaud with a two year non-compete. If Mr. Liautaud were to breach the Non-Compete, he would be obligated to repay all termination related severance payments, together with any tax and social charges (employer’s and employee’s) resulting from the severance payments.

Employment with Business Objects (U.K.) Limited

In the event of a termination of Mr. Liautaud’s employment with Business Objects (U.K.) Limited for Good Reason or without Cause at any time, Mr. Liautaud is entitled to:

•	Two years of salary;

•	Two years of bonus;

•	18 months of health benefits continuation; and

•	the equivalent of three months salary in lieu of 90 days notice by Business Objects (U.K.) Limited.

These severance benefits are to be paid in accordance with customary Business Objects (U.K.) Limited payroll practices and subject to withholding taxes and/or any other deduction required by law. These severance benefits are contingent upon Mr. Liautaud executing and not revoking a release of claims in favor of Business Objects (U.K.) Limited, and compliance by Mr. Liautaud with a two year Non-Compete. Any breach of the Non-Compete would obligate Mr. Liautaud to repay the severance payments made to Mr. Liautaud since the termination date, together with any tax and National Insurance Contributions (employer’s and employee’s) that Business Objects (U.K.) Limited has incurred with respect to these severance benefits.

Chairman of the Board of Directors of Business Objects

In accordance with a resolution of the Board of the Directors, in the event of a termination of Mr. Liautaud’s office of Chairman of the Board for (i) Good Reason or (ii) without Cause at any time, Mr. Liautaud would be entitled to:

•	Two years of salary;

•	Two years of bonus; and

•	18 months of health benefits continuation.

These severance benefits are to be paid in accordance with our customary payroll practices and subject to withholding taxes and/or any other deduction required by law. These severance benefits are contingent upon Mr. Liautaud executing and not revoking a release of claims in our favor, and compliance by Mr. Liautaud with a two year non-compete. Any breach of the non-compete would obligate Mr. Liautaud to repay the severance payments made to Mr. Liautaud since the termination date, together with any tax and expenses that we incurred with respect to these severance benefits.

Definitions

Cause

In the reasonable determination of the Board of Directors, Business Objects Americas or Business Objects (U.K.) Limited, as applicable, Mr. Liautaud has:

(a) committed an act that materially injures our business and/or our affiliated entities;

(b) willfully refused or failed to follow lawful and reasonable directions of the Board of Directors;

(c) willfully or habitually neglected his duties to us and/or our affiliated entities; or

(d) been convicted of a felony involving moral turpitude that is likely to inflict or has inflicted material injury on our business and/or our affiliated entities.

Change in Control

A Change in Control shall be deemed to have occurred if:

(a) any person or entity, other than a trustee or other fiduciary holding securities under an employee benefit plan of Business Objects acting in such capacity or a corporation owned directly or indirectly by our shareholders in substantially the same proportions as their ownership of our stock, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of our securities representing 50% or more of the total voting power represented by our then outstanding voting securities, or

(b) our shareholders approve a merger or consolidation of Business Objects with any other corporation other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of Business Objects or such surviving entity outstanding immediately after such merger or consolidation, or

(c) our shareholders approve a plan of complete liquidation of Business Objects or an agreement for the sale or disposition by us (in one transaction or a series of related transactions) all or substantially all of our assets to an entity other than an affiliated company.

Good Reason (Business Objects Americas)

For the purposes of Mr. Liautaud’s employment as Chief Strategy Officer of Business Objects Americas, the following events would constitute Good Reason for termination of Mr. Liautaud’s position as Chief Strategy Officer of Business Objects Americas if the event(s) were to occur without Mr. Liautaud’s consent and if the event(s) were not cured within thirty (30) days following receipt of written notice by Board from Mr. Liautaud specifying the purported grounds for such Good Reason):

(a) Any reduction in the aggregate level of Mr. Liautaud’s base salary and annual target bonus within 12 months following a Change of Control;

(b) Any material reduction in Mr. Liautaud’s duties or responsibilities and/or change of title as Chief Strategy Officer and as our Chairman;

(c) A requirement that Mr. Liautaud relocate to a location more than fifty (50) miles from his then current office location;

(d) A change in reporting structure such that Mr. Liautaud no longer reported to our Board of Directors in his capacity as Chief Strategy Officer and Chairman;

(e) Termination by Mr. Liautaud for Good Reason, or by us without Cause, of Mr. Liautaud’s office as Chairman;

(f) Termination Mr. Liautaud for Good Reason, or by one of our affiliates without Cause, of Mr. Liautaud’s employment as Chief Strategy Officer.

Good Reason (Business Objects (U.K.) Limited)

For the purposes of Mr. Liautaud’s employment as Chief Strategy Officer of Business Objects (U.K.) Limited, the following events would constitute Good Reason for termination of Mr. Liautaud’s position as CSO of Business Objects (U.K.) Limited if the event(s) were to occur without Mr. Liautaud’s consent and if the event(s) were not cured within thirty (30) days following receipt of written notice by the Board of Directors of Business Objects (U.K.) Limited from Mr. Liautaud specifying the purported grounds for such Good Reason:

(a) Any reduction in the level of Mr. Liautaud’s base salary and annual target bonus within the first 12 months following a Change of Control;

(b) Any material reduction in Mr. Liautaud’s duties or responsibilities and/or change of title within the Business Objects (U.K.) Limited;

(c) A requirement that Mr. Liautaud relocate to a location more than fifty (50) miles from any of his then current office locations;

(d) A change in reporting structure such that Mr. Liautaud no longer reports to the Board of Directors;

(e) The termination by Mr. Liautaud for Good Reason, or by us without Cause, of Mr. Liautaud’s office as Chairman;

(f) The termination by Mr. Liautaud for Good Reason, or by Business Objects (U.K.) Limited, of Mr. Liautaud’s employment as Chief Strategy Officer of Business Objects (U.K.) Limited.

Good Reason (Chairman of our Board of Directors)

The following events would constitute Good Reason for termination of Mr. Liautaud’s position as Chairman of our Board of Directors if the event(s) were to occur without Mr. Liautaud’s consent and if the event(s) were not cured within thirty (30) days following receipt of written notice by our Board of Directors from Mr. Liautaud specifying the purported grounds for such Good Reason:

(a) Any reduction in the level of his base compensation and annual target bonuses; provided, however, that this shall only amount to a Good Reason within the first 12 months following a Change of Control;

(b) A requirement that he relocates to a location more than fifty (50) miles from his then current office locations pursuant to his arrangements with us;

(c) The termination without cause by Business Objects (U.K.) Limited of his employment as Chief Strategy Officer according to the terms and conditions of the employment agreement between the Business Objects (U.K.) Limited and Mr. Liautaud;

(d) The termination for good reason by Mr. Liautaud of his employment as Chief Strategy Officer according to the terms and conditions of the employment agreement between the Business Objects (U.K.) Limited and Mr. Liautaud;

(e) The termination without cause by Business Objects Americas of his employment as Chief Strategy Officer according to the terms and conditions of the employment agreement between the Business Objects Americas and Mr. Liautaud; or

(f) The termination for good reason by Mr. Liautaud of his employment as Chief Strategy Officer according to the terms and conditions of the employment agreement between the Business Objects (U.K.) Limited and Mr. Liautaud.

Non-Compete

For a period of two years beginning on the termination date, Mr. Liautaud is precluded from directly or indirectly engaging in (whether as an employee, consultant, agent, proprietor, principal, partner, stockholder, corporate officer, director or otherwise), or having any ownership interest in or participating in the financing, operation, management or control of, any competitor. This non-compete does not preclude Mr. Liautaud from owning, as a passive investment, shares of capital stock of any competitor, being a publicly-held corporation, where the number of shares of the competitor’s capital stock that are owned by Mr. Liautaud represent less than three percent (3%) of the total number of shares of the competitor’s outstanding capital stock. “Competitor” means each of Cognos, The SAS Institute, Microstrategy, Hyperion, Actuate, Informatica and their respective subsidiaries and affiliates.

James R. Tolonen — Chief Financial Officer, Senior Vice-President, Finance and Administration

	Estimated Value of Change in Control and
	Severance Benefits(1)
	NEO Termination for	NEO Termination for
	Good Reason or	Good Reason or
	Without Cause	Without Cause
	Unrelated to a	Related to a	Death or
Compensation and Benefits	Change in Control(2)	Change in Control(3)	Disability

Base Salary	N/A	$525,000 (4)	N/A
Annual Incentive	N/A	$262,500 (5)	N/A
Stock Options	N/A	$112,958 (6)	N/A
Restricted Stock Units	N/A	N/A	N/A
Health Care Benefits	N/A	$16,019 (7)	N/A

(1)	All amounts are stated in U.S. dollars. With respect to options and RSUs for ordinary shares, euros have been converted to U.S. dollars using the 2006 average exchange rate of the U.S. dollar against the euro. All amounts are estimated based on an assumed triggering date of December 31, 2006 and the closing sales price of our ADSs on the Nasdaq Global Select Market on December 29, 2006, which was the last trading day of the year ended December 31, 2006.

(2)	A termination unrelated to a Change of Control is a termination that occurs before or 12 months after the Change of Control date.

(3)	A termination related to a Change of Control is a termination that occurs within 12 months from the Change of Control date.

(4)	Represents 150% of $350,000 base salary in effect as of December 31, 2006. Amounts will be paid as a lump sum payment less applicable taxes, subject to release and 18 month non-compete and non-solicitation agreement. If Mr. Tolonen does not abide by the terms of his non-compete and/or non-solicitation arrangement with us, these benefits would cease and he would be required to repay these severance benefits, as well as any tax and social charges (both employer and employee’s) that we incurred in respect of this severance payment.

(5)	Represents 150% of Mr. Tolonen’s target bonus of $175,000 as of December 31, 2006. Amounts will be paid as a lump sum payment less applicable taxes, subject to a release and an 18 month non-competition and non-solicitation agreement. If Mr. Tolonen does not abide by the terms of his non-compete and/or non-solicitation arrangement with us, these benefits would cease and he would be required to repay these severance benefits, as well as any tax and social charges (both employer and employee’s) that we incurred in respect of this severance payment.

(6)	Represents the intrinsic value of 100% acceleration of 5,730 unvested shares outstanding as of December 31, 2006. If Mr. Tolonen does not abide by the non-competition and/or the non-solicitation agreement, he would be required to return any gains from the sale of these accelerated equity awards.

(7)	Represents 18 months continuation of health care benefits in effect as of December 31, 2006. If Mr. Tolonen does not abide by the non-competition and/or the non-solicitation agreement, these benefits would cease and he would be required to reimburse us for the cost of any group health insurance premiums we paid on his behalf as a severance benefit.

Susan J. Wolfe, Senior Vice President, General Counsel and Secretary

	Estimated Value of Change in Control and
	Severance Benefits(1)
	NEO Termination for	NEO Termination for
	Good Reason or	Good Reason or
	Without Cause	Without Cause
	Unrelated to a	Related to a	Death or
Compensation and Benefits	Change in Control(2)	Change in Control(3)	Disability

Base Salary	N/A	$472,500 (4)	N/A
Annual Incentive	N/A	$236,250 (5)	N/A
Stock Options	N/A	$985,943 (6)	N/A
Restricted Stock Units	N/A	$161,928 (7)	N/A

(1)	All amounts are stated in U.S. dollars. With respect to options and RSUs for ordinary shares, euros have been converted to U.S. dollars using the 2006 average exchange rate of the U.S. dollar against the euro. All amounts are estimates based on an assumed triggering date of December 31, 2006 and the closing sales price of our ADSs on the Nasdaq Global Select Market on December 29, 2006, which was the last trading day of the year ended December 31, 2006.

(2)	A termination unrelated to a Change of Control is a termination that occurs before or 12 months after the Change of Control date.

(3)	A termination related to a Change of Control is a termination that occurs within 12 months from the Change of Control date.

(4)	Represents 150% of Ms. Wolfe’s base salary of $315,000 in effect as of 12/31/2006 and is payable in a lump sum less applicable withholding taxes. If Ms. Wolfe does not abide by the non-competition and/or non-solicitation agreement, she would be required to repay to us the salary severance benefit we paid her, as well as any tax and social charges (both employer and employee’s) that we incurred in respect of this severance payment.

(5)	Represents 150% of Ms. Wolfe’s target bonus of $157,500 as of 12/31/2006 and is payable in a lump sum less applicable withholding taxes. If Ms. Wolfe does not abide by the non-competition and/or non-solicitation agreement, she would be required to repay to us the bonus severance we paid her, as well as any tax and social charges (both employer and employee’s) that we incurred in respect of this severance payment.

(6)	Represents the intrinsic value of 100% acceleration of 83,933 unvested shares outstanding as of 12/31/2006. If Ms. Wolfe does not abide by the non-competition and/or non-solicitation agreement, she would be required to return any gains from the sale of these accelerated equity awards.

(7)	Represents 100% acceleration of 4,125 unvested RSUs outstanding as of 12/31/2006. If Ms. Wolfe does not abide by the non-competition and/or non-solicitation agreement, she would be required to return any gains from the sale of these accelerated equity awards.

Overview of Potential Post-Employment/Change in Control Benefits Payable to Mr. Tolonen and Ms. Wolfe

Mr. Tolonen and Ms. Wolfe are entitled to certain severance benefits upon termination of their employment with us in certain scenarios. The estimated potential severance benefits payable to Mr. Tolonen in his position of Chief Financial Officer and Ms. Wolfe in her position as General Counsel in the various termination scenarios are outlined below. The relevant definitions follow the narrative description.

In the event of a termination of their employment without Cause or for Good Reason within 12 months after a Change of Control, each of Mr. Tolonen and Ms. Wolfe would be entitled to:

•	150% of his or her annual base salary;

•	150% of his or her target bonus for the year in which the termination occurs;

•	100% acceleration of all outstanding options and other equity rights; and

•	18 months continuation of Company paid health, dental, vision and life insurance coverage at the same level of coverage as at the time of termination.

These severance payments are payable by us in cash not later than ten calendar days after the termination date.

These severance payments are conditioned upon Mr. Tolonen and Ms. Wolfe abiding by the terms of both an 18-month Non-Compete and an 18-month Non-Solicit. In the event of a breach of the Non-Compete and/or Non-Solicit by the executive officer, all severance payments and benefits would cease and the executive officer would be obligated to return all severance payments and benefits received to date, including any gains from the sale of accelerated equity awards and any group health insurance premiums paid by us.

409A Provision

We have agreed with each of Mr. Tolonen and Ms. Wolfe to amend their Severance and Change of Control Agreements with us to the extent necessary to avoid the imposition of any additional tax or income recognition under the Code Section 409A and any temporary or final Treasury Regulations and IRS guidance prior to actual payment to them of any severance benefits.

280(G) Provision

If the severance and benefits to be provided to either Mr. Tolonen or Ms. Wolfe under their Severance and Change of Control Agreements (a) would constitute “parachute payments” within the meaning of Section 280(G) of the Code and (b) would be subject to the excise tax imposed by Section 4999 of the Code, then these benefits will either be: (a) delivered in full, or (b) delivered as to such lesser extent which would result in no portion of these severance benefits being subject to excise tax under Section 4999 of the Code, whichever of the foregoing amounts, taking into account the applicable federal, state and local income and employment taxes and the excise tax imposed by Section 4999, would result in the receipt by the employee, on an after-tax basis, of the greatest amount of benefits.

Definitions

Cause

Cause means (i) an act of personal dishonesty taken by the employee in connection with his or her responsibilities as an employee and intended to result in substantial personal enrichment of the employee, (ii) employee being convicted of, or plea of nolo contendere to, a felony, (iii) a willful act by the employee which constitutes gross misconduct and which is injurious to us, (iv) following delivery to the employee of a written demand for performance from us which describes the basis for our reasonable belief that the employee has not substantially performed his duties, continued violations by the employee of the employee’s obligations to us which are demonstrably willful and deliberate on the employee’s part which, if curable, continues for a period of not less than thirty (30) days following delivery to employee of the written demand of performance.

Change of Control

Change of Control means the occurrence of any of the following, in one or a series of related transactions:

(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of our securities representing fifty percent (50%) or more of the total voting power represented by our then outstanding voting securities; or

(b) Any action or event occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are our directors as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the incumbent directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to our Board); or

(c) The consummation of a merger or consolidation of us with any other corporation, other than a merger or consolidation which would result in the voting securities of us outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of us or such surviving entity outstanding immediately after such merger or consolidation; or

(d) The consummation of the sale, lease or other disposition by us of all or substantially all our assets.

Good Reason (James R. Tolonen)

Good Reason means without Mr. Tolonen’s express written consent (i) a substantial reduction of his duties, title, authority or responsibilities, relative to his duties, title, authority or responsibilities as in effect immediately prior to such reduction, or the assignment to Mr. Tolonen of such reduced duties, title, authority or responsibilities; specifically, if Mr. Tolonen is not made chief financial officer of the acquirer, with all of the acquirer’s financial operations and personnel reporting to him, and with Mr. Tolonen directly reporting to the Chief Executive Officer of the acquirer, then that shall constitute Good Reason; provided, however, that Mr. Tolonen’s acceptance of a new position on or after a Change of Control shall not in and of itself constitute express written consent that such position does not constitute a substantial reduction in his duties, title, authority or responsibilities; (ii) a substantial reduction of the facilities and perquisites (including office space and location) available to him immediately prior to such reduction; (iii) a reduction by us in the base compensation of Mr. Tolonen as in effect immediately prior to such reduction; (iv) a material reduction by us in the kind or level of benefits to which Mr. Tolonen was entitled immediately prior to such reduction with the result that his overall benefits package is significantly reduced; (v) the relocation of Mr. Tolonen to a facility or a location more than thirty-five (35) miles from his then present location. Notwithstanding the foregoing, Good Reason shall not exist based on conduct described above unless Mr. Tolonen provides us with written notice specifying the particulars of the conduct constituting Good Reason, and the conduct described (if reasonably susceptible of cure) has not been cured within thirty (30) days following receipt by us of the notice.

Good Reason (Susan J. Wolfe)

Good Reason means without Ms. Wolfe’s express written consent (i) a substantial reduction of her duties, title, authority or responsibilities, relative to her duties, title, authority or responsibilities as in effect immediately prior to such reduction, or the assignment to Ms. Wolfe of such reduced duties, title, authority or responsibilities; specifically, if Ms. Wolfe is not made general counsel and chief legal officer of the acquirer, with all of the acquirer’s legal operations and personnel reporting to her, and with Ms. Wolfe directly reporting to the Chief Executive Officer of the acquirer, then that shall constitute Good Reason; provided, however, that Ms. Wolfe’s acceptance of a new position on or after a Change of Control shall not in and of itself constitute express written consent that such position does not constitute a substantial reduction in her duties, title, authority or responsibilities;

(ii) a substantial reduction of the facilities and perquisites (including office space and location) available to her immediately prior to such reduction; (iii) a reduction by us in the base compensation of Ms. Wolfe as in effect immediately prior to such reduction; (iv) a material reduction by us in the kind or level of benefits to which Ms. Wolfe was entitled immediately prior to such reduction with the result that her overall benefits package is significantly reduced; (v) the relocation of Ms. Wolfe to a facility or a location more than thirty-five (35) miles from her then present location. Notwithstanding the foregoing, Good Reason shall not exist based on conduct described above unless Ms. Wolfe provides us with written notice specifying the particulars of the conduct constituting Good Reason, and the conduct described (if reasonably susceptible of cure) has not been cured within thirty (30) days following receipt by us of the notice.

Non-Competition

For a period of eighteen (18) months after termination of the employee’s employment with us (or any parent or subsidiary of us), employee shall not directly or indirectly engage in (whether as an employee, consultant, agent, proprietor, principal, partner, stockholder, corporate officer, director or otherwise), nor have any ownership interest in or participate in the financing, operation, management or control of, any person, firm, corporation or business in Competition (as defined herein) with us. Notwithstanding the foregoing, employee may, without violating the Non-Compete, own, as a passive investment, shares of capital stock of a publicly-held corporation that engages in Competition where the number of shares of such corporation’s capital stock that are owned by Employee represent less than three percent of the total number of shares of such corporation’s capital stock outstanding. “Competition” means the development, designing, manufacturing, marketing, distributing or servicing of business intelligence software products.

Non-Solicitation

For a period of eighteen (18) months after the termination of the employee’s employment with us (or any parent or subsidiary of us), for any reason, employee agrees and acknowledges that employee’s right to receive or retain the severance payments and benefits shall be conditioned upon employee not:

(i) directly or indirectly soliciting, inducing, recruiting or encouraging an employee to leave his or her employment with us (or any parent or subsidiary of us), either for the employee or for any other entity or person with which or whom the employee has a business relationship; and

(ii) on his or her own behalf or on behalf of any other person, firm, or company, solicit, call upon, or otherwise initiate communication with any client, customer, prospective client, or prospective customer of ours for the purpose of causing or attempting to cause any such person to purchase products sold or services rendered by us from any person or entity other than us.

DIRECTOR COMPENSATION
For the Year Ended December 31, 2006

The following table sets forth the compensation of our Directors in 2006.

						Change in
						Pension
						Value and
	Fees					Nonqualified
	Earned				Non-Equity	Deferred
	or Paid	Stock	Option		Incentive Plan	Compensation	All Other
Name of the Director	in Cash ($)	Awards ($)	Awards ($)(4)(5)		Compensation ($)	Earnings	Compensation ($)	Total ($)

Bernard Liautaud(1)	0	0	0		0	0	0	0
Arnold Silverman	54,500	0	140,218		0	0	0	194,718
Bernard Charlès	57,000	0	140,218		0	0	0	197,218
Gerald Held	84,500	0	198,773		0	0	0	283,273
Jean-François Heitz	77,000	0	172,353		0	0	0	249,353
David Peterschmidt	67,000	0	62,033		0	0	0	129,033
David Roux(2)	3,389	0	(90,709	)(6)	0	0	0	(87,320)
Kurt Lauk	68,500	0	140,218		0	0	0	208,718
Carl Pascarella	57,000	0	198,773		0	0	0	255,773
John Schwarz(1)(3)	0	0	0		0	0	0	0

(1)	Bernard Liautaud and John Schwarz are not entitled to any compensation in their capacity, as directors of our Company. Compensation for Messrs. Liautaud and Schwarz is set forth above in the table captioned “Summary Compensation Table”.

(2)	David Roux resigned from his office as director on January 25, 2006.

(3)	John Schwarz was appointed as director on January 25, 2006.

(4)	Assumptions made in the valuation are discussed in note 8 to the financial statements and in Management’s Discussion & Analysis of the 2006 Annual Report on Form 10-K. Warrants were issued to the directors in ordinary shares and the exercise price is denominated in euros. The fair value is computed in euros as well. The stock-compensation expense, booked on a quarterly basis, is then converted into U.S. dollars based on the exchange rate used for our financial statements.

(5)	These Options Awards are warrants. Pursuant to French Law, we cannot grant stock options to non-employee directors.

(6)	This amount of 2005 stock-based compensation was reversed in 2006 due to the cancellation of Mr. Roux’s warrants following his resignation as director.

On June 7, 2006, our shareholders authorized our Board of Directors to issue warrants to subscribe to a total of 45,000 shares at an exercise price of €22.31 per share to one Director, Mr. Heitz. On July 20, 2006, the Board of Directors issued these warrants. These warrants will vest by one-third over three years, beginning on June 1, 2007. As of December 31, 2006, all of these warrants were outstanding but none were exercisable.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed with the Company’ management the Compensation Discussion and Analysis required by Rule 402(B) of Regulation S-K promulgated by the SEC. Based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement on Form 14-A.

COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS

Gerald Held
Bernard Charlès
Carl F. Pascarella

REPORT OF THE AUDIT COMMITTEE

The Audit Committee currently consists of Jean-François Heitz (Chairman), Kurt Lauk, and David Peterschmidt.

The Company’s Board of Directors has adopted a written charter for the Audit Committee, which details the responsibilities of the Audit Committee. Pursuant to this Charter, the Audit Committee oversees the Company’s accounting, financial reporting processes, and audits of the financial statements. This report relates to the activities undertaken by the Audit Committee in fulfilling such responsibilities.

The Audit Committee has reviewed and discussed with the auditors and management the audited consolidated financial statements for the year ended December 31, 2006 (the “Audited Financial Statements”), prepared both under U.S. GAAP for filing with the SEC and under French GAAP and the IFRS for filing with the French authorities.

In addition, the Audit Committee has discussed with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and letter from the auditors required by Independence Standards Board Standard No. 1 and has reviewed, evaluated, and discussed with the auditors their independence from the Company.

The Audit Committee has discussed with management the process used for certifications by the Company’s Chief Executive Officer and Chief Financial Officer, which are required by Item 307 of Regulation S-K for certain of the Company’s filings with the SEC, as well as the effectiveness of the Company’s system of internal control over financial reporting.

Based on the review and discussion above, the Audit Committee has recommended to the Company’s Board of Directors that the Audited Financial Statements prepared under U.S. GAAP be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the SEC, and that the Audited Financial Statements prepared under French GAAP and IFRS be included in the report of the Board of Directors to shareholders and filed with the French authorities.

AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS

Jean-François Heitz
David Peterschmidt
Kurt Lauk

RELATIONSHIP WITH PRINCIPAL ACCOUNTANT

Ernst & Young LLP has served as the Company’s principal accountant for the Company’s financial statements prepared under U.S. GAAP since 1992. The “Report of the Company’s Principal Accountant” for the years ended December 31, 2006 and 2005, did not contain any adverse opinions or any disclaimer of an opinion.

The representatives of the Company’s principal accountant not are expected to be present at the Company’s next shareholders’ meeting. The representatives of Ernst & Young Audit, the French affiliate of the principal accountant, are expected to be present at the Company’s next shareholders’ meeting.

Services performed by the Company’s principal accountant and its affiliates for 2006 consisted of the examination of the Company’s financial statements, services related to filings with the SEC and the AMF, accounting consultations, registration filing reviews, and domestic and foreign tax compliance work. These services were reviewed and approved by the Audit Committee.

Fees Paid to Auditors for Service Rendered

Audit Fees

Fees for audit services totaled approximately $4.6 million in 2006 and approximately $5.4 million in 2005, including fees associated with the annual audit of the Company’s annual financial statements prepared under U.S. GAAP, French GAAP and IFRS, the review’s of the Company’s quarterly reports on Form 10-Q and Annual Report on Form 10-K and services normally provided by the Company’s principal accountant and its affiliates in connection with the Company’s statutory and regulatory filings or engagements, including registration statements as well as the related expenses. In addition, fees related to the audit of management’s assessment on the effectiveness of the Company’s internal controls and procedures over financial reporting which totaled approximately $1.9 million in 2006 and 2005.

Audit-Related Fees

Fees for audit-related services totaled approximately $0.1 million in 2006 and approximately $0.1 million in 2005. Audit-related services principally included services performed in relation to the implementation of the Company’s new ERP system.

Tax Fees

Fees for tax services, principally include tax compliance, tax advice and tax planning (including expatriate tax services), totaled approximately $0.1 million in 2006 and less than $0.1 million in 2005.

All Other Fees

Fees for all other services not included above totaled approximately less than $0.1 million in 2006 and less than $0.1 million in 2005. Fees related to online subscription services and other miscellaneous items.

Pre-Approval Policies and Procedures

In accordance with the Audit Committee Charter, the Audit Committee is required to review and approve in advance the annual budget for principal accountant audit services and review and pre-approve all non-audit services rendered by the Company’s Principal Accountant and its affiliates. All services rendered in 2006 and 2005 were approved by the Audit Committee. The Committee may delegate pre-approval authority to a member of the Committee, with the decisions of this delegate to be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee has considered whether the principal accountant and its affiliates provision of non-audit services is compatible with maintaining the Company’s principal accountant’s independence. The Audit Committee concluded that the non-audit services provided in 2006 were compatible with maintaining the Company’s principal accountant’s independence under applicable U.S. regulations.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee currently consists of Messrs. Held, Charlès and Pascarella. No interlocking relationship exists between any member of the Board of Directors or Compensation Committee and any member of the Board of Directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of Business Objects or one of its subsidiaries.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

2006 Transactions with related persons

Regulated Agreements

The Company has contracted for and maintain liability insurance against liabilities that may be incurred by its directors and officers in their respective capacities since September 1994. This liability insurance agreement was duly ratified by the Company’s shareholders at the shareholders meeting held on August 17, 1994. The Company renewed this insurance on November 2006 and pays a gross premium of approximately $1.3 million, including tax, commission and broker fees. The Company’s Directors benefit from insurance coverage paid by the Company, consistent with common business practices. The renewal of these insurance agreements will be submitted for ratification by the next shareholders at the Company’s shareholders meeting in compliance with the requirement of French corporate law for such agreements signed by the Company and in which the Company’s directors have an interest.

The insurance agreements described above are called regulated agreements (conventions règlementées). There were no other agreements entered into during 2006, directly or indirectly, between the Company and its Chairman of the Board, its Chief Executive Officer, one of its Directors, one of its shareholders owning at least 10% of the voting rights, or if such shareholder is a company, the company controlling such shareholder under the meaning of article L.233-3 of the French Commercial Code, and no other transaction as referred to by articles L.225-38 paragraph 2 and 3 and article L225-42-1 of the French Commercial Code other than the agreements described in this section.

Agreements in the Ordinary Course of the Business

The Company and/or its subsidiaries have entered into the following agreements in the ordinary course of business and with terms and conditions which are not out of the ordinary with companies in which some of the Directors and officers have an interest as directors of these companies. However the Company’s Directors were not involved in these transactions and did not receive any direct or indirect profit under these transactions. These transactions were approved by the Audit Committee and/or its Chairman:

•	Business Objects Americas — Openwave (Mr. Peterschmidt and Mr. Held); Non-disclosure agreement and consulting agreement — $30,000 of consulting fees.

•	Business Objects Americas — Integris, Inc., a subsidiary of Bull S.A. — (Mr. Heitz) VAR agreement — $73,226.

•	Business Object Software Ltd. — My SQL (Mr. Liautaud) — OEM Agreement — $300,000 of fees.

•	Business Objects Americas — Address Vision, Inc., a subsidiary of Bull S.A. — (Mr. Heitz) sale of assets following the Firstlogic acquisition for a cash amount of $3.75 million.

The Company has entered into distribution agreements, cash pooling agreements, guaranties and/or other agreements, which are entered into in the ordinary course of business and with terms and conditions which are not out of the ordinary, with some of its subsidiaries in which the Chairman and/or the Chief Executive Officer of the Company are a director and/or officer. These transactions are not required to be submitted to the Audit Committee and/or its Chairman for approval.

Review, approval or ratification of transactions with related persons

The Company’s policies and procedures for review, approval or ratification of the transactions with related persons are set by the Company’s bylaws and the Audit Committee Charter. According to these policies, the related party transactions must be disclosed and authorized by the full Audit Committee. However the Audit Committee delegated to its Chairman the responsibility for reviewing and approving related party transactions that (i) have a value of less than $100,000 and (ii) have standard terms and conditions. The Chairman is required to report all approved related party transactions to the Audit Committee. Moreover, certain transaction (the Regulated Agreements) must be authorized by the Board of Directors, reported to the auditors and approved by the shareholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors, and persons who own more than 10% of the Company’s registered class of equity securities to file reports of ownership and changes in ownership with the SEC. Such executive officers, directors, and more than 10% stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a) of the Exchange Act.

Based solely on the Company’s review of copies of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3 of the Exchange Act and Forms 5 and amendments thereto furnished to the Company with respect to 2006, and any written representations referred to in Item 405(b)(1) of Regulation S-K of the Securities Act stating that no Forms 5 were required, the Company believes that, during 2006, all Section 16(a) filing requirements applicable to its officers and directors and more than 10% shareholders were complied with, except as follows: one late report on Form 4 filed by Mr. Lauk regarding the purchase of shares. A corrective filing was made for this incidence of noncompliance.

MANAGEMENT REPORT

REPORT OF THE BOARD OF DIRECTORS ON THE ACTIVITIES OF THE
COMPANY AND OF THE GROUP DURING 2006
(Translation of French original. The French original governs and this translation is for convenience only.)

1.	Results of the Group During the Year 2006

1.1. Introduction

In accordance with the French Commercial Code, the following discussion relates to the statutory accounts of Business Objects S.A. under French generally accepted accounting principles (“GAAP”), the parent company of the Business Objects group, as well as the consolidated accounts of the Company and its subsidiaries (the “Company”, “we”, “us”, or “our Company”), which accounts were prepared in euros and in accordance with International Financial Reporting Standards (“IFRS”) as dictated by the International Accounting Standards Board (“IASB”).

The Company began to apply IFRS on January, 1 2005, in compliance with European Commission Rules 1606/2002. We filed a transition note including a balance sheet at January 1, 2004 at December 31, 2004 and a 2004 statement of income and notes with the Bulletin des Annonces Légales Obligatoires (“BALO”) on October 28, 2005.

Pursuant to the article 28 of the rule (CE) nº 809/2004 of the European Commission, historical data as of December 31, 2004, and the analysis of the changes from 2004 to 2005 are included by reference in the present document, and is available in the 2005 Document de Référence we filed with the AMF on April 24, 2006 under the authorization number R 06-038.

Data included in this report has been prepared in accordance with IFRS standards and related interpretations in effect as of December 31, 2006. Some of these standards may change in the future.

Some data included in this report, either forward-looking statements or not, involve risks and uncertainties. The related factors are more fully described in the “Factors Affecting Future Operating Results” section disclosed in the section 3.7 of the Document de Référence.

The financial data included in this report is expressed in thousands of euros, except as otherwise stated herein.

	As of December 31,
	2005	2006
	(In thousands of euros, except (*))

Statement of income data:
Revenues:
Net license fees	415,136	442,653
Services	450,253	551,161

Total revenues	865,389	993,814

Cost of revenues:
Net License Fees	(23,988)	(32,855)
Services	(177,319)	(210,093)
Total cost of revenues:	(201,307)	(242,948)

Gross profit	664,082	750,866

Sales and marketing	(359,257)	(400,676)
Research and development	(128,539)	(148,310)
General and administrative	(88,890)	(98,693)
Other operating income and expenses	1,982	(272)
Restructuring costs	(569)	(5,046)

Income from operations	88,809	97,869

Income from cash and cash equivalents	7,217	12,303
Other financial income and expenses	2,062	(1,026)
Financial income	9,279	11,277

Income tax expense	(33,287)	(51,478)

Net income	64,801	57,668

Number of shares — basic(*)	90,405	93,552
Income per share — basic(*)	0.72	0.62
Number of shares — diluted(*)	92,734	95,507
Income per share — diluted(*)	0.70	0.60

	Year Ended December 31,
	2005	2006
	(In thousands of euros)

Balance Sheet Data:
Cash and cash equivalents	280,943	383,826
Total current assets	1,760,904	1,862,616
Working capital	139,872	191,990
Non-current liabilities	36,630	33,114

1.2	Results of operations as of December 31, 2006

1.2.1 Overview

We are the world’s leading independent provider of Business Intelligence (“BI”) solutions. We develop, market and distribute software and provide services that enable organizations to track, understand and manage enterprise performance within and beyond the enterprise. We believe that data provided by the use of a BI solution allows organizations to make better and more informed business decisions. Users can view and interact with key performance indicators in a dashboard, create queries and reports, access catalogs of reports and do simple or complex analysis of data. We have one reportable segment — BI software products.

On December 11, 2003, we acquired Crystal Decisions, Inc. In 2005, the Company acquired SRC Software, Inc., Medience S.A. and Infommersion, Inc. In 2006, we acquired four companies, the most notable being Firstlogic and Armstrong Laing Limited (“ALG”), none of which resulted in any new reportable segments (see Note 1 “Acquisitions” for further details).

Similar to other software companies, our strongest quarter each year is typically our fourth quarter, as the sales organization is ending their fiscal year and many of our customers are at the end of their annual budget cycle. Consequently, our revenues are seasonally lower in our first quarter. In addition, our third quarter is a relatively slow quarter primarily due to lower economic activity throughout Europe during the summer months in general.

As a result of the growth of the Company during previous years, our historical results prior to 2005 are neither representative nor expected to be indicative of our future results.

Key performance indicators

	Year Ended December 31,
	2005	2006
	(In thousands of euros, except (*))

Revenues	865.4	993.8
Revenues growth(*)	+16.2%	+14.8%
Operating income	88.8	97.9
Income from operations as percentage of total revenues(*)	10.2%	9.8%
Net income	64.8	57.7
Diluted earnings per share(*)	0.70	0.60

We have now completed our third full year since the Crystal Decisions acquisition and our product lines and platforms are expanding. In 2006, our BusinessObjects XI platform generated $392.1 million in license revenue and was primarily responsible for the 7% increase in license revenue from 2005. Service revenues increased by 22% as both the maintenance and consulting revenues increased over 2006. Operating expenses for 2006 were € 653.0 million, a 14% increase over 2006. These increased expenses were primarily related to salary and related benefits as we have increased our headcount in 2006 to 5,208 from 4,418 in 2005. Operating income was €97.9 million in 2006, an increase of €9.1 million or, 10%, over 2005.

1.2.2 Key events of 2006

New products

In 2006, Business Objects released a number of new products, including products acquired through acquisitions, which are now available on the BusinessObjects XI platform:

•	In February 2006, we announced the availability of BusinessObjects Trade Promotion Effectiveness Analytics, which enables consumer packaged goods (“CPG”) companies to better measure and manage the performance and return on investment of their trade promotions and spending.

•	In March 2006, we announced BusinessObjects Oracle E-Business Projects Rapid Mart and Business Objects Salesforce.com Salesforce SFA 6 Rapid Mart, these provide customers of Oracle E-Business applications and Salesforce.com with pre- built data models, transformation logic, and data flows for building a data warehouse from operational data in order to accelerate the deployment of business intelligence.

•	In April 2006, we announced crystalreports.com, our software as a service (“SaaS”) offering. Crystalreports.com is a report sharing platform that enables customers to share business information securely through a hosted infrastructure.

•	In April 2006, we also announced BusinessObjects Incentive Compensation Management (“ICM”). This application enables companies to link strategic plans to compensation to better align company goals with individual performance.

•	In May 2006, we released BusinessObjects Crystal Vision and Crystal Vision Server. Crystal Vision, a single user version, and Crystal Vision Server, designed for managed environments, specifically targets small and mid-sized customers and include Crystal Live Office to enable access to data in Microsoft Office applications and integration to Crystal Xcelsius, our data visualization solution.

•	In May 2006, we also delivered BusinessObjects Data Federator XI and BusinessObjects Metadata Manager XI. BusinessObjects Data Federator XI provides customers with a virtual, real-time view of their disparate data sources while BusinessObjects Metadata Manager XI collects and unifies BI, ETL, relational databases, and third-party metadata.

•	In June 2006, we announced the availability of BusinessObjects TM Activity Based Costing for Healthcare which enables healthcare organizations to identify and analyze trends in key clinical and financial indicators across patient groups.

•	In July 2006, we launched, BusinessObjects Data Quality XI and BusinessObjects data Insight XI, a suite of capabilities products that advances the data quality solutions acquired from Firstlogic and delivered on the BusinessObjects XI platform.

•	In August 2006, we released BusinessObjects Watchlist Security XI which helps organizations ensure they are not doing business with known terrorists, money launderers and other known criminals, in order to comply with various government regulations, avoid government-imposed penalties and prevent money laundering that funds criminal activity.

•	In October 2006, we launched BusinessObjects TM Data Quality XI for Siebel Customer Relationship Management Applications, a centralized business rule repository that allows companies to easily create business rules repositories accessible to multiple departments.

1.2.3. Results of operations

The following shows selected data from the results of operations, as a percentage of total revenues.

	Year Ended December 31,
	2005	2006

Net license fees	48%	45%
Services	52%	55%
Total revenues	100%	100%
Cost of revenues — Licenses	3%	3%
Cost of revenues — Services	20%	21%
Total cost of revenues	23%	24%
Gross profit	77%	76%
Sales and marketing	42%	40%
Research and development	15%	15%
General and administrative	10%	10%
Other SG&A income and expenses	0%	0%
Restructuring costs	0%	1%
Income from operations	10%	10%
Net income	7%	6%
Gross profit in %
Licenses	94%	93%
Services	61%	62%

1.2.4 Revenues

Total revenues were €993.8 million in 2006, which represented an increase of 15% from 2005, or €128.4 million.

The Company has one reportable segment — BI software products. It generates revenues from the sale of licenses to use its software products, and services revenues, including maintenance activities and professional services.

The following table shows the change in revenues:

	Year Ended December 31,
	2005	Change in %	2006
	(In million of euros)

Net license fees	415.1	7%	442.6
Information Discovery and Delivery	360.3	(6)%	338.1
Enterprise Performance Management Solutions	32.8	88%	61.6
Enterprise Information Management Solutions	22.0	95%	42.9
Services revenues	450.2	22%	551.2
Software license updates and support	329.7	20%	395.8
Professional services and other	120.5	29%	155.4

Total revenues	865.4	15%	993.8

1.2.4.1 Licenses

We generate net license fees from the sale of licenses to use our software products. Historically, we have recognized a substantial portion of our revenues in the last month of a quarter.

Net license fees increased by 7% million to €442.6 million in 2006 from €415.1 million in 2005. Expressed in U.S. dollars, net license fees increased 9% in 2006 over 2005.

Net license fees consist of three product families: Information Discovery and Delivery (or “IDD”), Enterprise Performance Management Solutions (or “EPM”) and Enterprise Information Management Solutions (or “EIM”). The primary reason for the overall license revenues increase was our EPM solutions and our EIM solutions which generated combined license revenues of €104.5 million in 2006 compared to €54.8 million in 2005. The increase in revenues from our EPM solutions and EIM solutions was partially related to the acquisitions of SRC in August 2005, Firstlogic in April 2006 and ALG in October 2006. The Company derives the largest portion of its net license fees from its IDD products. In 2006 and 2005, the IDD products represented 76% and 87% of total net license fees, respectively. IDD license revenues decreased in 2006 as growth in new licenses of BusinessObjects XI did not offset declines in revenues from existing customer migrations and declining sales of older versions.

On a U.S. dollar basis, direct revenues represented 54% of total net license fees in 2006, whereas direct revenues represented 51% in 2005. The primary reason for our indirect sales almost equaling our direct sales is our strong base of independent distributors in addition to channel partner relationships including original equipment manufacturers, value added resellers and system integrators.

We anticipate that the relative portions of our direct and indirect net license fees will fluctuate between periods, as revenues are sensitive to individual large transactions that are neither predictable nor consistent in size or timing. No single customer or channel partner represented more than 10% of total revenues during any of the years presented.

1.2.4.2 Services

Services revenues come from support revenues and professional services.

We derive our maintenance and support revenues from selling technical support services and rights to receive product upgrades, if and when we make them available, to customers who have bought software licenses from us. Our maintenance agreements generally have a term of one year and are typically renewed on an annual basis.

Our professional services organization earns revenues by providing consulting services related to planning and executing the deployment of our products. In addition, we provide training to our customers’ employees to enhance their ability to fully utilize the features and functionality of the products purchased.

Services revenues increased by 22%, or €101.0 million, to €551.2 million in 2006 from 2005. On a U.S. dollar basis, services revenues in 2006 increased by 24% from 2005. This increase primarily resulted from the larger number of installed customers, recent acquisitions and from new maintenance on the growth in license sales in 2006. As a consequence, services revenues represented 55% of the Company’s total revenues in 2006, an increase from 52% in 2005.

Professional services and other revenues increased by 29% in 2006 from 2005. This increase in our professional services was primarily attributable to continued investment in our professional services teams, acquisitions, and expansion of the breadth and depth of solutions we offer our customers.

1.2.4.3 Geographic revenues mix

The following shows the geographic mix of our total revenues by major geographic location, as a percentage of total revenues and as a percentage change between years:

	Year Ended December 31,
	2005	Change in %	2006
	(In million euros)

France	77.7	9%	85.0
Percent of total revenues	9%		9%
Europe, Middle East and Africa	325.1	8%	351.7
Percent of total revenues	38%		35%
Americas(1), including Canada and Latin America	397.9	23%	488.5
Percent of total revenues	46%		49%
Asia Pacific, including Japan	64.7	6%	68.6
Percent of total revenues	7%		7%

Total revenues	865.4	15%	993.8

(1)	Includes the following total revenues in the United States: €458.1 million in 2006, €369.6 million in 2005

Revenues in 2006 increased across all geographies when compared to 2005. As a percentage of total revenues, the Americas region’s contribution increased slightly while the contribution of Europe decreased proportionally.

Total revenues from the Americas increased by 23% in 2006 over 2005, as the result of acquisitions, most notably SRC and Fistlogic, as well as organic growth. The Americas closed 18 license transactions over $1 million in 2006, compared to 21 over $1 million in 2005. However, the total number of license transactions increased by 7% in 2006 compared to 2005. The strength in the Americas region was driven by solid and balanced execution in both enterprise accounts and the mid market. Service revenues continue to benefit from the larger number of installed customers resulting from new license transactions and acquisitions. The U.S. dollar / euro exchange rate impacted the Americas negatively. On a Euro basis, as a percentage of total revenues, Americas increased 3% to 49% in 2006 from 46% in 2005, while it increased by 4% on a U.S. dollar basis.

The revenue growth from EMEA in 2006 was primarily attributable to services revenues, which benefited from the larger number of installed customers resulting from new license transactions and acquisitions. License revenues remain steady year over year. A contributing factor is that customers were focused on the migration to our newer BI platform products. But license revenues in EMEA benefited from the largest license transaction in our history in the fourth quarter of 2006.

Total revenues from Asia Pacific, including Japan, increased by 6% in 2006 over 2005. The increase in revenues resulted from better business execution by the new Asia Pacific management team put in place in 2006. Asia Pacific had two license transactions over $1 million during 2006 compared to one license transaction over $1 million in 2005.

1.2.5 Cost of revenues

The following shows costs of revenues, as a percentage of total revenues and as a percentage change between years.

	Year Ended December 31,
	2005	Change in %	2006
	(In thousands of euros)

Cost of revenues — Licenses	24.0	37%	32.9
Percent of total revenues — Net license	6%		7%
Cost of revenues — Services	177.3	18%	210.0
Percent of total revenues — Services	39%		38%

Total cost of revenues	201.3	21%	242.9
Percent of total revenues	23%		24%

1.2.5.1 Cost of net license fees

Our cost of net license fees consists primarily of the amortization of intangible assets. To a lesser extent, materials, product packaging, distribution costs, related fulfillment personnel and third party royalties are included.

The cost of net license fees, as a percentage of net license revenues, increased to 7.4% in 2006 from 5.8% in 2005.

The increase in euros in 2006 primarily resulted from increased amortization expense related to the developed technology acquired in the acquisitions of SRC, Infommersion and Medience in 2005 and our acquisitions of Firstlogic and ALG in 2006. To a lesser extent, the cost of net license fees increased due to third party royalties related to newly acquired technology from SRC and Firstlogic that is embedded in our products.

1.2.5.2 Cost of services revenues

Our cost of services revenues consists primarily of personnel and related overhead costs for technical support, consulting, training, materials delivered with product upgrades, enhancements, and professional services.

As a percentage of services revenues, cost of services revenues decreased to 38.1% in 2006 from 39.4% in 2005. This was due to the growth in services revenues exceeding the increase in the cost of services revenues.

Cost of revenues, in euros, increased in 2006 relative to 2005, primarily due to an increase in employee expenses and related costs attributable to headcount increases arising from internal growth across all geographies and acquisitions.

1.2.6 Operating margin

As a percentage of total revenues, operating expenses were stable at 66% in 2006 and 2005. The increase in operating expenses was proportional to the increase in revenues. As a percentage of total revenues, sales and marketing expenses decreased by 2% to 40% in 2006 from 42% in 2005. Research and development expenses and general and administrative expenses were stable at 15% and 10% in 2006, respectively.

1.2.7 Operating expenses

The following table shows operating expenses as a percentage of total revenues.

	Year Ended December 31,
	2005	Change in %	2006
	(In thousands of euros)

Sales and marketing	(359.3)	12%	(400.7)
Percent of total revenues	42%		40%
Research and development	(128.5)	15%	(148.3)
Percent of total revenues	15%		15%
General and administrative	(88.9)	11%	(98.7)
Percent of total revenues	10%		10%
Other operating income and expenses	2.0		(0.3)
Percent of total revenues	—		—
Restructuring costs	(0.6)	787%	(5.0)
Percent of total revenues	—		1%

Total operating expenses	(575.3)	14%	(653.0)
Percentage of total revenues	66%		66%

1.2.7.1 Sales and marketing expenses

Sales and marketing expenses include salaries, benefits, commissions and bonuses earned by sales and marketing personnel, advertising, product promotional campaigns, promotional materials, travel, facilities and other related costs.

The increased in sales and marketing expenses in 2006 related primarily to employee expenses and related benefit costs attributable to headcount increases arising from internal growth and acquisitions, increased advertising and campaign costs, and from increased information technology and facility costs.

Sales and marketing headcount increased to 1,895 employees at December 31, 2006 from 1,740 employees at December 31, 2005.

1.2.7.2 Research and development expenses

Research and development expenses are expensed as incurred and consist primarily of personnel and related costs associated with the development of new products, the enhancement of existing products, quality assurance and testing and facilities and amortization of the intangible assets acquired through acquisition related to research and development.

As a percentage of total revenues, research and development expenses were stable at 15% in 2006. The increase in euros in 2006 compared to 2005 was primarily due to a headcount increase of 535 employees arising from acquisitions and internal growth and to increased information technology and facility costs. These increases were partially offset by a decrease in professional fees due to the termination of various outsourcing contracts and lower localization expenses.

Research and development headcount increased to 1,410 persons as at December 31, 2006 from 915 persons as at December 31, 2005.

1.2.7.3 General and administrative expenses

General and administrative expenses consist primarily of personnel costs for finance, legal, human resources, third party professional services, other administrative costs, and bad debt expenses.

General and administrative expenses as a percentage of revenues were stable at 10% for 2006 and 2005. The increase in absolute amount in 2006 was primarily the result of headcount increases and related benefit costs and of increased outside services and recruiting fees. These increases were partially offset by a decrease in information technology and facility costs.

General and administrative headcount increased to 642 persons at December 31, 2006 from 554 persons at December 31, 2005.

1.2.7.4 Other operating income and expenses

Other selling, general and administrative income and expenses consist primarily of net foreign exchange gains and losses on transactions that occurred during the period.

In 2006, €0.3 million of net expenses were recognized versus to €2.0 million of net income in 2005.

1.2.7.5 Restructuring expenses

Restructuring expenses were €0.6 million in 2006. A restructuring expense of €5.0 million was accounted for in 2006, that related primarily to the acquisitions of Firstlogic and, to a lesser extent, of ALG.

1.2.8 Income from cash and cash equivalents

For 2006, income from cash and cash equivalents was €12.3 million compared to €7.2 million in 2005.

1.2.9 Other financial income and expenses

Other financial income and expenses consist primarily in foreign exchange gains and losses on forward contracts to hedge financing activities such as inter-company loans and borrowings in foreign currencies or financial instruments that do not qualify for hedge accounting. They also include the gains (losses) in fair value of financial assets hold for sale (non consolidated financial assets), and interest expenses on financial transactions.

Other financial income and expenses were a loss of € 1.0 million income in 2006, and a gain of €2.1 million in 2005.

1.2.10 Provision for income taxes

The provision for income taxes was €51.5 million in 2006, which declined from a provision for income taxes of €33.3 million in 2005. The effective tax rate of the Company was 47.2% in 2006 down from 33.9% in 2005.

The theoretical tax provision of the Company based on the French legal tax rate was €37.6 million in 2006 against €34.3 million in 2005. Main discrepancies between theoretical tax provision and effective tax provision are detailed on Note 16 of the notes to the consolidated financial statements. The 2006 current income tax expense amounts to €36.0 million as of December 31, 2006, and €44.5 million as of December 31, 2005.

The R&D tax credit is deducted from the R&D expenses. In 2006, the R&D tax credit was €6.1 million compared to €5.8 million in 2005.

As of December 31, 2006, based on the historical and forecasted taxable income of the Company’s American tax group, the Company believes that it will be able to realize the deferred tax assets that were not recognized prior 2005, except with respect to certain net operating loss carry-forwards of Acta Inc.. The Acta Inc. net operating loss carry-forwards may not occur prior to their expiration. Deferred tax assets related to acquired losses in 2005 were booked under goodwill.

1.2.11 Cash and cash equivalent

	2005	2006
	(In million of euros)

Working capital as of December 31	139.9	192.0
Cash flow provided by operations	135.6	203.5
Cash flow used in investing activities	(120.0)	(111.1)
Cash flow provided by financing activities	18.8	19.5
Effects of changes in exchange rates on cash and cash equivalents	29.8	(9.0)
Net increase (decrease) in cash and cash equivalents	64.2	102.9
Cash, cash equivalents, restricted cash and short-term investments as of December 31,	280.9	383.8

Cash and cash equivalents totaled €383.8 million at December 31, 2006, an increase of €102.9 million from December 31, 2005.

In 2006, our principal source of liquidity was our operating cash flow and funds provided by stock option exercises. For the two periods presented, our operations have funded themselves and we have used our existing cash resources to finance business acquisitions.

Foreign currency exchange rates had an unfavorable impact on our cash balances, and the impact of foreign currency exchange rate fluctuation may also have a negative impact in the future.

Operating activities

The primary source of cash from operations in 2006 was €203.5 million in cash provided by operations, as compared to €135.6 million in 2005. The increase was mainly due to an increase in operating income, offsetting the higher days sales outstanding.

Calculated on a U.S. dollars basis, day’s sales outstanding increased to 81 days at December 31, 2006 from 79 days at December 31, 2005.

Investing activities

Net cash used in investing activities of €111.1 million during 2006 primarily related to the acquisitions. In 2006, we acquired Firstlogic, (€31.8 million in cash, net of acquired cash), ALG (€35.6 million in cash, net of acquired cash), Edgewing Limited (“Edgewing”) (€5.2 million in cash, net of acquired cash), and nSite (€2.8 million, net of acquired cash) for a total amount of €75.7 million, net of acquired cash. Net cash used in investing activities was also affected, to a lesser extent, by the purchase of computer hardware (€9.4 million) and software (€21.7 million) and related infrastructure costs (€3.0 million) to support our growth and costs associated with facilities improvements.

Net cash used in investing activities of €120.0 million during 2005 primarily related to the acquisition of SRC, Medience and Infommersion and, to a lesser extend, to the purchase of computer hardware and software as well as related infrastructure costs and costs associated with facilities improvements.

Financing activities

During 2006, cash provided by financing activities consisted primarily of €11.5 million from the issuance of shares under our employee stock purchase plans and of €23.4 million from the exercise of options under our stock option plans, including €6.0 million of repurchase price for options denominated in ADS exercised by optionees who became our employees through the acquisitions that we completed since 2003. The Company did not repurchase any ordinary shares in 2006.

We have placed a portion of the acquisition price of companies we acquired 2006 in escrow accounts to indemnify us for potential liabilities we incur as a result of breaches of their representations and warranties to us. We placed approximately €9.1 million in escrow accounts in 2006 that will be released at different times according to the conditions set forth in the applicable purchase agreements. We also paid €12.4 million out of escrow accounts from acquisitions done in prior years. See Note 8 “Other non current liabilities and current liabilities” for any further details.

In 2005, cash provided by financing activities consisted primarily of €9.8 million from the issuance of shares under our employee stock purchase plans and of €21.9 million from the exercise of options under our stock option plans, including €10.9 million of repurchase price for options denominated in ADS exercised by optionees who became our employees through the acquisitions that we completed since 2003.

Future liquidity requirements

Changes in the demand for our products and services could impact our operating cash flow. The Company believes that its existing cash and cash equivalents will be sufficient to meet its consolidated cash requirements including, but not limited to working capital, strategic transactions, stock repurchase program, capital expenditures and lease commitments for at least the next 12 months. Although we expect to continue to generate cash from operations, we may seek additional financing from debt or equity issuances.

In order to provide flexibility to obtain cash on a short-term basis, we obtained a line of credit, which was in place during 2005 and 2006. In February 2007, we renewed our existing €100.0 million credit agreement, which will expire on May 31, 2007. The line can be drawn in euros, U.S. dollars or Canadian dollars, with €60.0 million to satisfy general corporate financing requirements or to cover a potential overdraft and a €40.0 million bridge loan for the purpose of acquiring companies and/or for medium-and long-term financing. The credit agreement restricts certain of our activities including the extension of a mortgage, lien, pledge, and security interest or providing third parties with other rights related to all or part of our existing or future assets or revenues as security. At December 31, 2006, no balance was outstanding under this line of credit.

We currently anticipate that our capital expenditures for 2007 will be approximately $44.0 million as we continue to invest in our information technology systems, including purchases of hardware, and continue to build out our facilities worldwide. We anticipate paying for these capital expenditures with cash on hand.

On June 7, 2006, the shareholders approved a share repurchase program under which our Board of Directors are authorized to purchase shares for a maximum of 10% of the share capital of the Company, being stated that the number of self-owned shares by the company may not in any case exceed 10% of the share capital. The maximum purchase price is €43.00 per share (excluding costs) or its U.S. dollar equivalent. Under the repurchase program, we can not repurchase more than an aggregate of €250.0 million or its U.S. dollar equivalent. The authorization specified superseded the authorization approved by our shareholders on June 14, 2005, is valid for 18 months and will expire on December 6, 2007.

The following table summarizes our outstanding contractual obligations as of December 31, 2006. As of the date of this report, we are not aware of any circumstances that would accelerate our commitments.

	Payments Due by Period
		Within	1 — 5	More than
Contractual Obligations	Total	1 Year	Years	5 Years
	(In thousands of euros)

Long-term debt	36.6	29.1	7.5	—
Operating leases	205.3	36.7	117.1	51.5
Profit sharing plan	4.6	4.6	—	—

Total	246.5	70.4	124.6	51.5

In addition, we have outstanding standby letters of credit totaling $3.5 million as security for our San Jose, California facilities. The letters of credit are renewable and fully secured by restricted cash deposits.

Operating lease amounts relate primarily to the office spaces we lease in San Jose, California, Vancouver, Canada and Levallois-Perret, France. Operating lease amounts include future minimum lease payments, net of sub-lease income, under all our noncancelable operating leases with an annual term in excess of one year.

Long-term debt relates to amounts linked to our acquisitions in 2006 and prior, certain of which are placed in escrow until they are due.

Other than the lease commitments and line of credit discussed above, we do not have commercial commitments under lines of credit, standby repurchase obligations or other such debt arrangements. We do not have any material uncanceleable purchase commitments as of December 31, 2006.

1.2.12 Impact of exchange rate fluctuations on income from operations

We generated a significant portion of our revenues in currencies other than the euro. We have also incurred a significant portion of our expenses in currencies other than the euro (the currency in which we report our French GAAP and IFRS financial statements). Those currencies are the U.S. dollar, the Canadian dollar, British pounds, and the Japanese yen.

Historically the impact of exchange rates fluctuations on our income from operations was low because we incurred expenses in currencies other than euros that we offset by revenues in those currencies. As a result of our acquisition of Crystal Decisions, however, we began to incur a significant portion of our expenses in Canadian dollars without offsetting Canadian dollar revenues.

As of December 31, 2006, with constant exchange rates (the same as 2005) and expressed in Euro, currency exchange rate fluctuations impacted negatively the income from operations of € 10.1 million, due to revenues lowered by €6.5 million and operating expenses increased by €3.5 million.

The following table summarizes the impact of fluctuations in currency exchange rates on certain components of our consolidated statements of income, due to the translation into euros of statement of income data with a constant exchange rate (the same as 2005):

Year Ended
December, 31 2006
(In millions of euros)

Total revenues	(6,5)
Total cost of revenues	—
Sales and marketing expenses	2,0
Research and development expenses	1,8
General and administrative expenses	0,3
Other operating income and expenses	(0,7)

As of December 31, 2006, we held forward currency contracts (U.S.$53.5 million, HK$6.7 million, and ZAR 2.0 million, MXN 15.6 million, Singapore $4.0 million) that were scheduled to mature at the same time as inter-company loans in order to mitigate our exposure to currency exchange rate risk. As of December 31, 2006 we also held option contracts or forward contracts of Canadian dollars against euros (32.0 million), and against U.S. dollars (47.1 million), considered as derivative instruments eligible for hedge accounting.

The Company cannot predict the impact of currency exchange rate fluctuations over its future results. The implementation of our hedging program to limit our exposure to currency exchange risks in the future may not be effective and our business, operating results, financial situation or our cash balances could be adversely impacted by currency exchange rate fluctuations.

2.	Unconsolidated Results of Business Objects S.A. (Stand Alone Financial Statements) During 2006

During year 2006, we had total revenues of €229.2 million, a €21.7 million or 10.4% increase compared to 2005.

Revenues included license sales of 15% of total revenues or approximately €34.7 million (€34.0 million in 2005), services revenues of 22%, or approximately €50.1 million (€44.4 million in 2005), and reimbursement of corporate expenses and research and development costs of €144.4 million in 2006 compared to €129.2 million in 2005.

The composition of revenues in 2006 was consistent with 2005: reimbursement of corporate expenses represented 63% of 2006 total revenues as compared to 62% in 2005. As a percentage of total revenues, service revenues increased by 0.5% in 2006 compared to 2005, but net license fees decreased by 0.5% compared to 2005.

Operating income was €21.1 million in 2006 compared to €16.9 million in 2005, an increase of €4.2 million or 25%.

Net income from financial activities was a €0.2 million gain in 2006 mainly due to dividends received from Business Objects Spain, compared to a €7.6 million loss in 2005, due to a currency exchange rate loss on a loan and accruals related to some subsidiaries.

Net income before tax provision was €21.3 million in 2006 versus €9.3 million in 2005.

Exceptional results were a €0.1 million loss in 2006 as compared to a €0.4 million loss in 2005.

Net earnings, after the profit sharing impact of €4.6 million (€4.4 million in 2005) and after income tax (a €3.8 million tax expense in 2006 as compared to a €2.4 million tax credit in 2005), increased to €12.8 million, or 84%, in 2006 from €7.0 million in 2005.

No change in accounting rules occurred during 2006.

3.	Future Orientations

Our business strategy is focused on five areas of growth:

Expanding Our End-to-end Business Intelligence Solution

As the world’s largest independent provider of business intelligence software, we are specifically focused on extending our historical strength in information discovery and delivery into enterprise information management, enterprise performance management and other categories that increase our value to customers. We will continue this approach through both organic innovation and acquisitions that complement this strategy.

Our strength in IDD (query, reporting and analysis) positions us uniquely to support our customers’ EPM initiatives. EPM allows organizations to improve their performance, using software and services to measure and monitor critical areas such as planning, budgeting, operational metrics, and industry-specific processes. Our EPM offerings support both financial management functions in the office of the chief financial officer as well as other line-of-business requirements. These include financial planning and budgeting applications and activity based costing (through the acquisition of ALG in 2006). Our EPM solutions also cater to a functional audience in specific industries. These include operational applications in areas such as inventory management, store assortment management, and customer loyalty management for retail organizations; trade promotion management and supply chain management for consumer packaged goods organizations; and customer loyalty management for financial services organizations.

Likewise, EIM is a rapidly expanding market as it provides critical data integration and data quality components to successful business intelligence implementations. It allows our customers to use accurate, timely, and integrated data and is the basis for effective business intelligence. By offering a complete solution that caters to these needs, we anticipate that our products will become an even more important part of our customers’ infrastructure. Our own developments as well as acquisitions, such as Firstlogic in 2006, have allowed us to develop a complete solution that we believe is unmatched by our competitors’ offerings.

Growing our Strategic Services Business

A very large and growing services industry exists around business intelligence and data warehousing that represents a key growth area for us. Our customers demand end-to-end solutions that include not just software products, but also education and consulting services. We believe our services strategy caters to the demands of our customers and aligns our expert resources with their needs. Our differentiation stems from our deep expertise in the areas of business intelligence and data warehousing, our focus on the quality of our solutions, and our unique knowledge of our product offerings.

Expanding our position in the Mid-Market

We believe there is significant opportunity to offer business intelligence solutions to companies in the midmarket (companies with revenue less than $1 billion annually or less than 2,500 employees). While we already have thousands of customers in this category, we believe it is still significantly under penetrated. Our principal products for the mid-market are branded under the Crystal name, including Crystal Reports and Crystal Xcelsius. Additionally, in 2006 we announced a software-as-a-service (SaaS) offering, Business Objects Direct which provides on-demand hosted BI. Our hosted BI subscriber base has grown to over 38,000 users. We continue to invest in technology that specifically supports our SaaS offerings. These products are easy to use and easy to deploy for mid-market organizations that have fewer IT resources.

Going forward in the mid-market, we intend to focus on:

•	Channel development: increasing the number of partners, and developing new vertical areas of expertise, and channel-focused marketing initiatives;

•	Pricing and packaging: aligning the requirements of our customers and partners while responding to market needs; and

•	Product innovation: introducing additional products under the Crystal brand to meet the needs of mid-market organizations

Expanding our Presence in High Growth Geographies

Business Objects intend to continue to sell products and services to those economies with relatively higher rates of growth and corresponding investments in business intelligence products and services. We intend to do so with disproportionately larger investments in these regions, with particular focus in Asia-Pacific and Japan. We believe this will position us more favorably relative to our competitors over time.

Evolving our Business Models to Capitalize on New Customers and Channels

We intend to continue to grow our abilities to acquire and serve customers through expanded and alternative channels. We intend to do this through investments in both technologies and programs that broaden the appeal of our products and services to both traditional and new customers and increase the effectiveness of existing and alternative channels.

4.	Consolidated Geographic and Segment Information

4.1 Segment

The Company recognizes its net license revenue from three product families: Information Discovery and Delivery, Enterprise Analytic Applications, and Entreprise Information Management. The Company does not track services revenues by product family as it is impracticable to do so.

The following table summarizes net license fees recognized from the three product families:

	Year Ended December 31,
	2005	2006
	(In € thousands)

Information discovery and delivery solutions (IDD)(1)	360,325	338,095
Enterprise Performance Management Solutions	32,759	61,656
Enterprise Information Management Solutions	22,052	42,902

Total license revenues	415,136	442,653

(1)	Includes new acquired subsidiaries. The Company does not have vendor specific objective evidence for its licensed products. Accordingly, these amounts represent the residual values of contracts and, to the extent that more than one product was sold in a transaction, the allocation of value between products is based purely upon the proportionate value ascribed to each product in the arrangement.

The following table provides a split of services revenues.

	Year Ended December 31,
	2005	2006
	(In thousands of euros)

Maintenance and support	329,737	395,799
Professional services and others	120,516	155,362

Total revenues	450,253	551,161

4.2 Geographic information

Operations outside of France consist principally of sales, marketing, finance, customers support and research and development activities. Research and development activities are primarily based in France, Canada, United States, United Kingdom, China and in India.

The following is a summary of revenues by geographic areas:

	Year Ended December 31
	2005	2006
	(In thousands of euros)

France	77,754	85,026
Rest of Europe, Middle East and Africa	325,077	351,694
Americas (including Latin America and Canada)	397,894	488,541
Asia Pacific, including Japan	64,664	68,553

Total revenues	865,389	993,814

The table below summarizes the non-current assets by geographic area (including goodwill and identified intangible assets):

	Year Ended December 31
	2005	2006
	(In thousands of euros)

France	10,039	12,417
Rest of Europe, Middle East and Africa	51,046	100,902
Americas (including Latin America and Canada)	1,125,915	1,032,293
Asia Pacific, including Japan	4,968	6,933

Total non-current assets	1,191,968	1,152,545

The following is a summary of operating income by geographic area:

	2005		2006
	After	Before	Cross-	After
	Elimination	Elimination	recharges	Elimination
	(In € thousands)

France	11,439	(42,598)	60,107	17,509
Rest of Europe, Middle East and Africa	88,424	162,209	(71,620)	90,589
Americas (including Latin America and Canada)	(9,559)	(29,821)	21,697	(8,124)
Asia Pacific, including Japan	(1,495)	8,079	(10,184)	(2,105)

Total operating income	88,809	97,869	—	97,869

5.	Main Subsidiaries and Investments

5.1 Main subsidiaries

The following table presents Business Objects’ main subsidiaries’ key figures:

	Year Ended, December 31,
	2006
	Total	Net
	Revenues	Income
	(In millions of euros)

Business Objects Americas	451.7	(9)
Business Objects Software Ltd	408.9	52.5
Business Objects U.K. Ltd	121.0	5.8
Business Objects Italia SpA	35.0	(0.1)

5.2 Investments

During 2006, Business Objects S.A. completed the acquisition of Amstrong Laing S.A. for a total amount of €2.2 million.

The unconsolidated shares are related to a participation of 2.1% held by the Company in the share capital of Component Software Nordic A.S. for an amount of €1.1 million, and to the participation of 0.02% in the share capital of InStranet Inc. for an amount of €2.5 million before depreciation.

6.	Outstanding Share Ownership

6.1 Outstanding share ownership

As of December 31, 2006, the number of issued ordinary shares was 97,424,988 representing 94,932,005 voting rights as well as 124,698 treasury shares, 1,874,600 American Depositary Shares (“ADSs”) owned by Business Objects Options LLC, an indirectly wholly owned subsidiary of the Company, and 493,685 ADSs held by Business Objects Employee Benefit Sub-Plan Trust, a trust created by the non-French subsidiaries of the Company for awards grant purpose.

As of March 12, 2007, the number of issued shares was 98,086,473 representing 95,366,813 voting rights as well as 124,698 treasury shares, 1,757,237 ADSs owned by Business Objects Options LLC, an indirectly wholly owned subsidiary of the Company, and 837,725 ADSs held by Business Objects Employee Benefit Sub-Plan Trust, a trust created by the non-French subsidiaries of the Company for awards grant purpose. These treasury shares and these ADSs are deprived of voting rights.

The following table presents the number of shares or ADS of the Company and the percentage of voting rights as of March 12, 2007 owned by (i) shareholders or holders of ADS holding at least 5% of the share capital to the best knowledge of the Company, (ii) each Director of the Company, and (iii) some Executive Officers of the Company. To the best of our knowledge, no other person or company, than person and company referred in the table below, controls, directly or indirectly, alone or in concert, more than 5% of the share capital or of the voting rights of the Company.

	Number of
	Shares			% of Share
Shareholders	Owned	% Voting Right		Capital

5% or more shareholders(1)
Tudor Investment Corporation	5,943,666	6.23%		6.06%
Morgan Stanley & Co International Ltd.	4,939,622	5.18%		5.04%

Sub total	10,883,288	11.41%		11.10%
Directors
Arnold Silverman(2)	199,879	(*	)	(*	)
Bernard Charlès	55,003	(*	)	(*	)
Gerald Held	2,000	(*	)	(*	)
Jean-François Heitz	2,000	(*	)	(*	)
David Peterschmidt	2,000	(*	)	(*	)
Kurt Lauk	401	(*	)	(*	)
Carl Pascarella	1,001	(*	)	(*	)

Sub total	262,284	(*	)	(*	)
Chairman and CEO
Bernard Liautaud	454,612	(*	)	(*	)
John Schwarz	96,409	(*	)	(*	)

Sub total	551,021	(*	)	(*	)
Executive officers
James Tolonen	8,000			—

Sub total	8,000	(*	)	(*	)
Other	83,662,220	87.73%		85.29%
Treasury shares (“self-owned shares”)	124,698	0%		0.13%
Treasury shares (“self-controlled shares”)
Business Objects Option LLC and the Business Objects Employee Benefit Sub-Plan Trust	2,594,962	0%		2.65%

Total number of shares	98,086,473			100,00%
Total voting rights(3)	95,366,813	100,00%

(1)	Information related to holders of more than 5% of the voting rights was obtained from filings made with the Securities & Exchange Commission in the United States and/or filings made in France with the Company and/or with the Autorité des Marchés Financiers.

(2)	Arnold Silverman held 199,876 shares through the Silverman Family Trust.

(3)	The difference between the number of shares and the number of voting rights is due to treasury shares and the ADS owned by Business Objects Option LLC and the Business Objects Employee Benefit Sub-Plan Trust (treasury shares).

(*)	Less than 1%.

Except otherwise indicated, each person has sole voting power (or shares such power with his or her spouse) with respect to the shares.

There are no shares with double voting rights.

Pursuant to Article L.225-102 of the French Commercial Code on December 31, 2006, the employees owned 0.34% of the share capital. Accordingly, the employees owned 0.35% of the voting rights.

6.2 Overstepping of threshold

As of December 31, 2006, two shareholders each owned more than 5% of the share capital of the Company: Tudor Investment Corporation and Morgan Stanley & Co International Ltd.

•	According to the public information disclosed about Tudor Investment Corporation, it is a company operating under the laws of Delaware with registered office at 1275 King Street, Greenwich, Connecticut 06831, USA. In a Form 13G filed with the SEC on January 26, 2007, Tudor Investment Corporation declared that it had acquired Business Objects shares and holds them in the ordinary course of business and they were not acquired and are not held for the purpose of and do not have the effect of changing or influencing the control of the Company. This statement can be read at the SEC website at http://www.sec.gov/cgi-bin/srch-edgar.

•	According to the public information disclosed about Morgan Stanley & Co International Ltd, it is a company operating under the laws of Delaware with registered office at 1585 Broadway, New York, NY 10036, USA. In a Form 13G filed with the SEC on February 15, 2007, Morgan Stanley & Co International Ltd declared that it had acquired Business Objects shares and holds them in the ordinary course of business and they were not acquired and are not held for the purpose of and do not have the effect of changing or influencing the control of the Company. This statement can be read at the SEC website at http://www.sec.gov/cgi-bin/srch-edgar.

•	The Company Fidelity Management & Research Corp crossed the threshold of 10% of the share capital and the voting rights of the Company on March 15, 2007. In a Form filed with the AMF on March 19, 2007, pursuant to article L233-7 of the French Commercial Code, Fidelity Management & Research Corp declared that it had acquired Business Objects shares and holds them in the ordinary course of business and they were not acquired and are not held for the purpose of and do not have the effect of changing or influencing the control of the Company. This statement can be read at the AMF website at http://www.amf-france.org.

New SAC was a shareholder owning more than 5% of the share capital of the Company as of December 31, 2005, and fell below the 5% threshold on January 3, 2006, when it distributed the Company’s shares held by it to its shareholders.

Deutsche Bank, was a shareholder owning more than 5% of the share capital of the Company as of December 31, 2005, and fell below the 5% threshold on July 7, 2006.

7.	Allocation of Net Income and Dividends

7.1 Allocation of Net Income 2006

The Company did not pay any dividends for the three-year period ended December 31, 2003, 2004 and 2005. The Board will propose to Shareholders Meeting to allocate 2006 net income to the legal reserve and the retained earnings and not to pay any dividends.

7.2 Dividends

We have never declared or distributed cash dividends on our ordinary shares or ADSs to our shareholders, and we do not anticipate that we will distribute cash dividends in the near term. Although we may in the future distribute a portion of our earnings as dividends to shareholders, the determination of whether to declare dividends and, if so, the amount of such dividends will be based on facts and circumstances existing at the time of determination. We may not distribute dividends in the near future, or at all.

8.	Subsequent Events and Business Outlook

8.1 Subsequent events

None.

8.2  Business outlook

For the past several years, the Business Intelligence sector has maintained steady growth, even during times when much of the software industry was shrinking. According to the IDC, an independent analyst firm, a 10.7% growth rate was achieved in 2005 for a total market size of $5.2 billion in worldwide software revenues excluding database-embedded BI tools. On a similar basis, IDC estimated annualized growth rates of 10.0% in BI revenues for 2006 to 2010.

The aim of the Company is to take any initiative that would allow such evolution on a long term basis. Since December 31, 2006, nothing has indicated this could not occur.

Prices for most of our products have not changed since January 2006.

9.	Stock Repurchase Program

No shares were repurchased in 2006 under the share repurchase programs authorized by the Company’s shareholders.

On June 7 2006, the Company’s shareholders approved a new share repurchase program, under which the Company’s Board of Directors is authorized to repurchase shares up to 10% of the share capital at a price not to exceed €43.0 per share and to reduce the share capital by cancellation of treasury shares, provided that shares cancelled within any 24 month period may not exceed 10% of the Company’s share capital. The maximum amount of funds dedicated to this share repurchase program may not exceed €250 million or the U.S. dollar equivalent. This authorization is valid for a period of 18 months from the date of the shareholders’ meeting. It supersedes the stock repurchase plan previously authorized on June 14, 2005.

On December 31, 2006, the Company held 124,698 treasury shares, representing 1.28% of the total number of shares authorized to be repurchased under this program and 0.13% of the Company’s share capital. The outstanding 124,698 treasury shares were allocated to be used to fulfill obligations related to stock option programs or other allocations of shares to employees or officers of the Company or of a related company. The average repurchase price of these shares was €15.88.

On October 20, 2005, the Company’s Board of Directors cancelled 2,942,977 treasury shares (representing 3.02% of the Company’s share capital as of December 31, 2006) under the authorization of the shareholders’ meeting of June 14, 2005 which authorized the Board of Directors to reduce the share capital by cancellation of treasury shares provided that shares cancelled within any 24 month period may not exceed 10% of the Company’s share capital, and to allocate the balance between the repurchase value of such cancelled treasury shares and their nominal value to the share premium.

During August 2004, the Company’s Board of Directors authorized the repurchase of up to 2,000,000 shares of the Company at total cost of up to $50 million and €25 per share over the following 12 months, under the authorization of the shareholders’ meeting of June 2004, which authorized the Board of Directors to repurchase up to 8,400,000 shares at a price not to exceed €35 per share. This plan superseded the stock repurchase plan previously authorized in May 2003 and implemented in May 2004. During August 2004, the Company repurchased on the Premier Marché of Euronext Paris S.A. (now Eurolist by Euronexttm) a total of 1,000,000 ordinary shares for an aggregate cost of €15.9 million at an average price of €15.91 per share.

During May 2004, the Company’s Board of Directors authorized the repurchase of up to 3,500,000 shares of the Company for a total cost of up to $75 million and €25 per share over the next year, under the authorization of the shareholders’ meeting of May 15, 2003, which authorized the Board of Directors to repurchase up to 5,000,000 shares at a price not to exceed €25 per share. This plan superseded the stock repurchase plan previously authorized in June 2002 and implemented in October 2002. During May 2004, the Company repurchased on the Premier Marché of Euronext Paris S.A. (now Eurolist by Euronext TM) a total of 1,000,000 ordinary shares for an aggregate cost of €17.5 million at an average price of €17.51 per share.

During October 2002, the Company’s Board of Directors authorized the repurchase of up to $40 million of the Company’s shares at a price not to exceed €20 per share over the following 12 months, under the authorization of the shareholders’ meeting of June 5, 2002, which authorized the Board of Directors to repurchase up to 2,000,000 shares at a price not to exceed €70 per share. This plan superseded the stock repurchase plan previously authorized in June 2001 and implemented in September 2001. During November 2002, the Company repurchased on the Premier Marché of Euronext Paris S.A. (now Eurolist by Euronext TM) a total of 250,000 ordinary shares for an aggregate cost of €4.1 million at an average price of €16.34 per share.

10.	Employee Related Benefits Programs

The total number of shares which could be issued during each calendar year under the sixteenth, the seventeenth, the eighteenth, the nineteenth and the twentieth resolutions of the general shareholders meeting held on June 7, 2006 related to the 2001 Stock Incentive Plan, the 2001 Subsidiary Stock Incentive Sub-Plan, the allocation of ordinary shares free of charge, or share subscription offers reserved to participants in the Company Employee Savings Plan and in the 2004 International Employee Stock Purchase Plan, may not exceed, for any calendar year, the lesser of: (i) a maximum nominal amount of €300,000, and (ii) 3% of the Company’s share capital as of December 31 of the previous calendar year (“General Limit”).

Therefore, the number of shares which could be issued during 2006, under the sixteenth, the seventeenth, the eighteenth, the nineteenth and the twentieth resolutions of the general shareholders meeting held on June 7, 2006 related to the hereabove mentioned plans and programs was 2,859,112 shares. No shares were issued in 2006 and the annual authorization expired on December 31, 2006. The number of shares which can be issued in 2007 is 2,922,749 shares.

10.1 Employee Stock Option Plan

The Company’s 1993, 1994 and 1999 Stock Option Plans expired in 1998, 1999 and 2004, respectively.

During February 2001, the shareholders Meeting of the Company approved a stock option plan (the 2001 Plan), pursuant to which an annual increase in the number of authorized shares is effected without further shareholder action. Under the 2001 Plan, the Board of Directors was authorized to grant options corresponding to 3,450,000 shares, plus an annual increase to be added on June 30 of each year beginning in 2002 equal to the lesser of (i) 4,500,000 shares, (ii) 5% of the issued shares of the Company on such date, or (iii) a lesser amount determined by the Board. On August 26, 2003 the Board of Directors increased the pool of shares by reserving 3,212,729 additional shares. On December 11, 2003 the shareholders meeting amended, the name of the 2001 Plan entitled today 2001 Stock Incentive Plan, the terms of the 2001 Plan and decided to authorize the Board of Directors to increase annually, on one or more occasions, the number of shares that may be subscribed for or purchased upon the exercise of stock options granted pursuant to the 2001 Stock Incentive Plan, equal to the lesser of: (i) 6,500,000 shares with a nominal value of €0.10 each, (ii) the number of shares corresponding to 5% of the total number of Business Objects shares outstanding as of June 30, (iii) any lesser amount as determined by the Board of Directors. Under this authorization, the Board of Directors increased the pool of shares by 1,425,000 additional shares on October 20, 2005, 200,000 additional shares on March 15, 2006 and 900,000 additional shares on May 31, 2006. On June 7, 2006, the shareholders amended the terms of the 2001 Plan and decided to authorize the Board of Directors to grant options to subscribe for or purchase Company’s share up to the lesser of (i) a maximum of 3 millions of shares per calendar year or (ii) the General Limit.

The 2001 Stock Incentive Plan provides, in accordance with applicable French regulations, that the option price may not be less than the higher of (i) 100% of the closing price as reported on Eurolist by EuronextTM on the last trading day preceding the grant date, or (ii) 100% of the average of the opening prices reported on such market over the 20 trading days preceding the grant date, if the price is higher.

The 2001 Stock Incentive Plan is intended to qualify as an incentive stock option plan within the meaning of Section 422 of the U.S. Internal Revenue Code of 1986, as amended. The Board of Directors determines the vesting schedule of option grants, which generally vest at a rate of 25% per year subject to a minimum of one year of continued service with the Company. Options granted subsequent to June 7, 2006, have a maximum term of seven years from the grant date and options granted on or prior to June 7, 2006 have a maximum term of ten years, other than options granted to employees in the United Kingdom and Ireland, which have a term of seven years less one day.

During 2006, 2,997,195 options were granted at a weighted average exercise of €25.66 and 1,772,411 options were cancelled with a weighted average exercise of €26.76 under the 2001 Stock Incentive Plan.

As of December 31, 2006, a total of 10,926,359 options were issued and outstanding, with a weighted average of €27.09 per share.

A summary of the Company’s stock option activity under all plans is summarized as follows:

	Warrants, Options and Outstanding RSUs
						Weighted Average
						Exercise Price in
	Warrants	Options	RSUs	Other Rights(1)	Total	Euros

Balance at December 31, 2004	382500	10458280	—	3066285	13907065	22,36

Granted	90,000	3,008,550	439,115	—	3,537,665	22,77
Canceled	(37,500)	(1,062,192)	—	(162,162)	(1,261,854)	27,86
Converted SRC options	—	—	—	163,872	163,872	6,50
Converted Infommersion options	—	—	—	110,752	110,752	4,07
Exercised	—	(1,303,184)	(50,000)	(1,179,773)	(2,532,957)	14,62

Balance at December 31, 2005	435,000	11,101,454	389,115	1,998,974	13,924,543	23,45

Granted	45,000	2,997,195	488,849	—	3,531,044	22,06
Canceled	(45,000)	(1,772,411)	(52,867)	(91,353)	(1,961,631)	25,74
Exercised	(30,000)	(1,399,879)	(134,747)	(647,147)	(2,211,773)	13,85

Balance at December 31, 2006	405,000	10,926,359	690,350	1,260,474	13,282,183	24,13

(1)	Covered by treasury shares held by Business Objects Option LLC. Right to receive one Company’s ADS each, resulting from the conversion of options of acquired companies

10.2 Stock option exchange programs

On October 11, 2002, the Company announced a voluntary stock option exchange program for its eligible employees. This program included two separate offers: one to eligible France based employees (the “French offer”) and other to eligible international employees including employees in the United States (the “International offer”). Pursuant to the terms and conditions of each offer, as amended, eligible employees were given the opportunity to renounce the right to the benefit of all outstanding stock options having an exercise price of €30 or higher granted under the Business Objects S.A. 1999 Stock Option Plan and 2001 Stock Incentive Plan, as amended. In exchange, new options were granted on or after May 22, 2003, for a number of shares equal to the amount obtained by multiplying the number of shares to which a benefit was surrendered by the applicable exchange percentage. If an eligible employee surrendered the right to the benefit of any one option, the employee was required to surrender all options granted to the employee during the six-month period prior to the commencement of the offer.

Both offers expired on November 19, 2002. Pursuant to the International offer, the Company accepted for cancellation options to subscribe to 2,464,537 ordinary shares from 393 eligible employees. On May 22, 2003, the Company granted 912,610 new options at the exercise price of €17.30, except for Italian-based employees who received new options with an exercise price of €19.32 in accordance with the terms of the exchange agreement. Furthermore, 78 French eligible employees were granted 121,516 new options at the exercise price of €18.39.

The new options granted under to the International offer retained the vesting schedule of the old options they replaced. The new options granted under the French offer retained substantially the same vesting schedule as the old option, except that the new options did not become exercisable until one year following the date of grant of the new options.

The program was not available to: (i) officers who were also members of the Board of Directors, (ii) former Group employees and (iii) any employee who was resident in Sweden or Switzerland.

10.3 International Employee Stock Purchase Plan

The general shareholders meeting of June 10, 2004 authorized the creation of the 2004 International Employee Stock Purchase Plan (“2004 Plan”) under which employees of the Business Objects group may subscribe to the Company’s shares, representing up to 10% of a given employee’s compensation over a six-month period at a preferential price. The Company issued 430,707 shares under the 2004 Plan with a subscription price of €22.07 per share in 2006 and 219,000 shares under the 2004 Plan in 2005 with a subscription price of €16.63 per share.

The shareholders meeting of June 7, 2006, has authorized the issuance under the 2004 Plan of the lesser of: (i) a maximum of 3 million shares per calendar year, with subscription reserved to the 2004 Business Objects S.A Employee Benefits Trust or (ii) the General Limit. This authorization expired on December 31, 2006. Therefore, no additional shares can be issued under the 2004 Plan as of December 31, 2006.

10.4 French Employee Savings Plan

The Company also has an Employee Stock Purchase Plan available to the Company’s French employees as part of the Employee Savings Plan, which is qualified under the provisions of French tax regulations. Stock subscriptions through a trust (“Fonds Commun de Placement d’Entreprise”) are limited under this plan to 10% of an employee’s compensation received during a determined six-months period. The Company issued 87,996 shares under this plan in 2006 at a weighted average subscription price of €22.61 per share, 170,888 shares under the plan in 2005 at a weighted average subscription price of €16.73 per share and 82,686 shares in 2004 at a weighted average subscription price of €16.74 per share. There were 33,700 shares remaining available for issuance under the Employee Savings Plan as of December 31, 2006 plus a number of shares authorized by the shareholders meeting of June 7, 2006 under the General Limit.

10.5 French Employee Profit Sharing Plans

The Company is subject to a Legal Profit Sharing Plan for substantially all of the employees of its French entity. Contributions under the Legal Plan are based on a formula prescribed by French law. In addition, employees of the Company’s French entity may receive contributions from a separate statutory profit sharing plan sponsored by the Company. Contributions under this plan are based on the achievement of certain goals established by the Board of Directors. Contributions under this statutory plan are reduced by contributions required to be made under the Legal Plan. The Company accrued an aggregate of €4.6 million for all plans related to contributions in 2006, €4.4 million for 2005 and €4.9 million for 2004.

10.6 Allocation of Shares and Awards

From the general shareholders meeting of June 7, 2006, the total number of shares which can be issued, with subscription reserved to the 2004 Business Objects Employee Benefit Sub Plan-Trust and the total number of shares which can be allocated or be issued to the employees and certain officers of the Company and to the employees of the Company’s subsidiaries, per calendar year, may not exceed the lesser of (i) 2.5 millions shares or (ii) the General Limit.

10.6.1 Allocation of Awards

The general shareholders meeting of June 10, 2004 authorized the issuance of up to 2.5 million shares to the Business Objects Employee Benefit Sub-Plan Trust (“Trust”) under the 2001 Stock Incentive Sub-Plan (“Sub-Plan”). Under the Sub-Plan, the participating non-French subsidiaries of the Company may grant Awards (Restricted Stock Units, or RSUs, and Performance Shares Units) to employees, which give such persons the right to receive without charge, a specified number of the Company’s American Depositary Shares (“ADSs”) subject to specified vesting conditions.

The general shareholders meeting of June 7, 2006 authorized the issuance to the Trust under the Sub-Plan of the lesser of (i) 2.5 million shares or (ii) the General Limit. This authorization voided and replaced the authorization previously approved by the general shareholders meeting of June 10, 2004.

The Company issued 172,657 shares to the Trust at a weighted average subscription price of €24.72 per share, 425,000 shares in 2005 at a weighted average subscription price of €30.54 per share and the administrator of the Sub-Plan (the “Administrator”) granted, on behalf of the participating non-French subsidiaries, 488,849 RSUs in 2006 and 439,115 RSUs in 2005. On December 31, 2006, 690,350 RSUs to acquire 690,350 ADSs were outstanding and the Trust held 493,685 ADSs allocated to these outstanding RSUs or available for future grant.

10.6.2 Allocation of shares (special report of the section L.225-197-4 of the French Commercial Code)

The general shareholders meeting of June 14, 2005 authorized the allocation, free of charge, of existing ordinary shares, or the issuance of new ordinary shares, free of charge, to the employees and certain officers of the Company and to the employees of the Company’s subsidiaries, within the limit of 0.13% of the share capital as of December 31, 2004, i.e. 124,698 shares.

The general shareholders meeting of June 7, 2006 authorized the allocation, free of charge, of existing ordinary shares, or the issuance of new ordinary shares, free of charge, to the French employees of the Company and certain officers, the lesser of 2.5 million shares or the General Limit. This authorization voided and replaced the authorization previously approved by the general shareholders meeting of June 14, 2005 and is valid for a period of 24 months.

According to the French Law, the beneficiaries of allocation of such shares, free of charge, will be fully the owner of those shares following a minimum vesting period of two-years, and must retain those shares for an additional two-years thereafter.

As of December 31, 2006, the Company had not allocated any existing or new shares under such authorization.

11.	Stock Options Granted and Exercised in 2006

11.1 Stock Options granted to officers of the Company

None.

11.2 Stock options exercised by officers of the Company

None.

11.3 Top ten employee stock option grants

This table presents number, exercise price per share and expiration date related to the ten highest grants of stock options to employees by the Company in 2006.

No subsidiary grants stock options to employees of the Company.

	Beneficiary	Grant Date	Expiration Date	Exercise Price	Number	Plan

1	Margaret Breya	12/15/2006	12/15/2013	29.16	150,000	2001 Plan
2	Mark Doll	03/15/2006	03/15/2016	31.55	110,000	2001 Plan
	Mark Doll	08/10/2006	08/10/2016	18.67	33,500	2001 Plan
3	Keith Budge	05/31/2006	05/31/2016	22.71	75,000	2001 Plan
	Keith Budge	08/10/2006	08/10/2016	18.67	33,500	2001 Plan
4	Rene Bonvanie	03/15/2006	03/15/2016	31.55	100,000	2001 Plan
	Deborah A Byron	08/10/2006	08/10/2013	18.67	100,000	2001 Plan
5	Maurizio Carli	05/31/2006	05/31/2016	23.10	37,500	2001 Plan
	Hervé Couturier	05/31/2006	05/31/2016	23.10	37,500	2001 Plan
6	Andrew Davic Cobbold	08/10/2006	08/10/2013	18.67	35,000	2001 Plan
7	Gregory Wolfe	05/31/2006	05/31/2016	22.71	33,500	2001 Plan
8	Franz Aman	12/15/2006	12/15/2016	29.16	30,000	2001 Plan
9	John Ederer	05/31/2006	05/31/2016	22.71	27,500	2001 Plan
	Janet Wood	05/31/2006	05/31/2016	22.71	25,125	2001 Plan
	Susan Wolfe	05/31/2006	05/31/2016	22.71	25,125	2001 Plan
10	Todd Rowe	05/31/2006	05/31/2016	22.71	25,125	2001 Plan
	Scott Bajtos	05/31/2006	05/31/2016	22.71	25,125	2001 Plan

11.4 Top ten employee stock options exercises

In 2006, the ten highest stock option exercises by employees totaled 538,262 options representing the same number of shares, at an average exercise price of €17.52.

The following table presents information related to the ten highest number of shares subject to the exercise of stock option by employees in 2006:

	Beneficiary	Plan	Number	Exercise Price

1	James Tolonen	1999	120,400	14.80
2	Scott Batjos	1999	2,063	17.30
		2001	22,915	17.53
		2001	38,166	23.03

			87,971
3	Gregory Dorman	1999	73,332	17.30
4	Sachin Chawla	2001	33,333	11.65
		2001	3,958	16.86
		2001	3,124	29.17

			40,415
5	Louis Wald	1999	40,000	20.60
6	Steve Rogers	2001	39,374	20.36
7	Gregory Wolfe	1999	9,167	25.89
		2001	13,750	15.46
		2001	22,916	17.53

			36,666
8	René Bonvanie	2001	36,458	20.36
9	Patricia Wynne	1999	8,126	17.30
		2001	20,000	22.71
		2001	6,874	29.17

			35,000
10	Jonathan Schoonmaker	1999	10,938	17.45
		2001	17,708	17.53

			28,646

Total			538,262

11.5 Compensation of Directors

11.5.1 Directors’ fees

The annual shareholders meeting on June 14, 2005 authorized an aggregate of €400,000 or the equivalent amount in U.S. dollars, for aggregate annual directors’ fees amount. This amount was allocated to each Director, excluding the Chairman of the Board, the Chief Executive Officer, and Directors who received other compensation as officer or employee of the Company and/or its subsidiaries, as in compliance with the following terms as set by the Board:

•	a retainer fee of $20,000 per year for each Director;

•	$2,000 per quarterly Board meeting only;

•	$1,000 per technical Board meeting;

•	$1,500 per Committee meeting;

•	an annual retainer fee of $17,500 for the Chairman of the Audit Committee;

•	an annual retainer fee of $12,500 for each non-chair member of the Audit Committee;

•	an annual retainer fee of $12,500 for the Chairman of the Compensation Committee;

•	an annual retainer fee of $10,000 for each non-chair member of the Compensation Committee;

•	an annual retainer fee of $10,000 for the Chairman of each other Committee;

•	an annual retainer fee of $7,500 for each non-chair member of each other Committee.

The Directors’ fees are paid on a quarterly basis. The expenses incurred by each Director in connection with his attendance at the Board and Committee meetings and/or his office of Directors and approved by the Company’s Chief Financial Officer are paid by the Company and reimbursed to the Directors.

According to the above mentioned allocation rules, the individual amounts of directors’ fees in 2006 were as follows:

•	Arnold Silverman: $54,500;

•	Bernard Charlès: $57,000;

•	Gerald Held: $84,500;

•	David Peterschmidt: $67,000;

•	Jean-François Heitz: $77,000;

•	David Roux (*): $3,389;

•	Kurt Lauk: $68,500 and

•	Carl Pascarella: $57,000.

(*) David Roux resigned from his position as Director of the Company on January 25, 2006. John Schwarz, Chief Executive Officer, was appointed to the Board of Directors, replacing Mr Roux, which appointment was ratified by the 2006 Annual Shareholders’ Meeting.

The directors’ fees allocation rules are reviewed by the Compensation Committee on annual basis and following this review the Compensation Committee may recommend amendments to the rules to the Board, if appropriate.

11.5.2 Warrants granted to the Directors and Officers in 2006

This table presents information related to warrants granted by the Company to the Directors and Officers of the Company in 2006. No subsidiaries issued warrants to Directors and Officers of the Company in 2006.

		Number of		Exercise Price
Beneficiary	Grant Date	Underlying Shares	Expiration Date	Per Share(€)

Jean-François Heitz	07/20/2006	45,000	07/20/2013	22.31

11.5.3 Awards granted by the subsidiaries

None.

11.5.4 Compensation of the Chief Executive Officer and the Chairman for 2006

The compensation of the Chairman of the Board and the Chief Executive Officer is reviewed on annual basis by the Compensation Committee under the Executive Compensation Programs, which also applies to other executive officers, and are approved and set by the Board.

The Executive Compensation Program is design to:

•	Attract and retain executives who will contribute to the Company’s long-term success by paying compensation that is competitive with the practices of other leading high technology companies;

•	Align the interest of the executives with the Company’s shareholders’ by providing stock based compensation to encourage long-term value creation; and

•	Set challenging performance goals and reward that performance through short-term incentives upon achievement of these goals.

The Company’s general compensation philosophy is to pay for performance. All compensation elements — cash, short-term incentives, and long-term incentives in the form of equity awards — are designed to provide increased compensation with an increase in the Company’s performance.

The base salary of these executive officers is determined based on their responsibilities, experience and market conditions applicable to equivalent profile in the software industry. The variable salary of these executive officers is set based on individual objectives and Company’s objectives. The objectives are related to the consolidated financial performance and the impact that each individual may have on this performance.

For 2006, the Chairman of the Board and the Chief Executive Officer variable pay could reach 180 % of basis salary in case of reaching or surpassing of the objectives.

The following table shows actual gross compensation paid to the Chief Executive Officer and the Chairman of the Board of Directors in 2006 (in euros).

				Other
				Compensation
Beneficiary	Year	Base Salary(1)	Variable Salary(1)	Elements(1)

Bernard Liautaud	2006	409,415	305,640	64,088(2)

John Schwarz	2006	596,235	408,677	1,908(3)

(1)	Compensations paid in U.S. dollars and in British pounds have been converted to euros at the average annual exchange rate.

(2)	The other compensation elements include the payment of nondeductible shares from the life insurance in France (€4,857), the company car in France (€5,608), the payment of nondeductible health insurance in the UK (€795), and contribution for the voluntary French retirement plan (€52,828).

(3)	The other compensation elements include the payment of a premium from a private life insurance.

In the event Mr. Liautaud either voluntarily terminates his office of Chairman and/or his employment as Chief Strategy Officer for good reason or one of this office is involuntarily terminated without cause, and subject to some conditions, Mr. Liautaud shall be entitled to receive the following severance payments and benefits:

•	two-years compensation (base plus variable salary);

•	eighteen-months of health insurance benefits;

•	Accelerated vesting of some of his unvested and outstanding options, restricted stock units and other equity awards (for the termination of this employment as Chief Strategy Officer only).

In the event Mr. Schwarz either voluntarily terminates his office of Chief Executive Officer for good reason or his office is involuntarily terminated without cause, and subject to some conditions, Mr. Schwarz shall be entitled to receive the following severance payments and benefits:

•	one-year compensation (base plus variable salary) (or two-years compensation (base plus variable salary) for termination in connection with a Company change of control);

•	eighteen-months of health insurance benefits;

•	accelerated vesting of some of his unvested and outstanding options, restricted stock units and other equity awards.

11.5.5 Transactions realised by the Directors and Executive Officers and their related parties on the Company’s shares

     Transactions conducted by Mr. James Tolonen

In 2006, in compliance with Rule 10b5-1 Plan, Mr. Tolonen, Chief Financial Officer of the Company, did the following transactions, managed in the USA by Allecon Stock Associate and Deutche Bank Alex Brown, the broker:

Date of the	Nature of		Total Amount in	Weighted Average
Transaction	Transaction	Number of ADS	Euros	Price In Euros

March 6, 2006	Shares subscriptions from options exercised	2,100	31,080	14.80
March 6, 2006	Sales of shares	2,100	66,696	31.76
March 7, 2006	Shares subscriptions from options exercised	12,900	190,920	14.80
March 7, 2006	Sales of shares	12,900	397,449	30.81
April 5, 2006	Shares subscriptions from options exercised	15,000	222,000	14.80
April 5, 2006	Sales of shares	15,000	460,500	30.70
May 5, 2006	Shares subscriptions from options exercised	7,400	109,520	14.80
May 5, 2006	Sales of shares	7,400	190,698	25.77
June 5, 2006	Shares subscriptions from options exercised	5,000	74,000	14.80
June 5, 2006	Sales of shares	5,000	115,850	23.17
August 17, 2006	Shares subscriptions from options exercised	10,000	148,000	14.80
August 17, 2006	Sales of shares	10,000	217,700	21.77
September 5, 2006	Shares subscriptions from options exercised	5,000	74,000	14.80
September 5, 2006	Sales of shares	5,000	109,300	21.86
September 27, 2006	Shares subscriptions from options exercised	10,000	148,000	14.80
September 27, 2006	Sales of shares	10,000	259,900	25.99
October 5, 2006	Shares subscriptions from options exercised	15,000	222,000	14.80
October 5, 2006	Sales of shares	15,000	404,400	26.96
November 6, 2006	Shares subscriptions from options exercised	15,000	222,000	14.80
November 6, 2006	Sales of shares	15,000	426,000	28.40
December 5, 2006	Shares subscriptions from options exercised	15,000	222,000	14.80
December 5, 2006	Sales of shares	15,000	433,350	28.89
December 27, 2006	Shares subscriptions from options exercised	8,000	118,400	14.80
December 27, 2006	Sales of shares	8,000	240,320	30.04

     Transactions conducted by Dr. Kurt Lauk

On June 14, 2006 Mr. Kurt Lauk, Director of the Company bought 400 ADS on the NASDAQ Stock Market, for an amount of $10,229 and a stock price of $25.57.

Transactions conducted by Mr. John Schwarz, CEO:

On March 31, 2006, Mr. John Schwarz acquired free of charge 28,954 ADS of the Company due to the vesting of his restricted stock units. The transaction was managed in the US by Allecon Stock Associate, the restricted stock units transfer agent, and Deutsche Bank Alex Brown, the broker.

On May 2, 2006, Mr. John Schwarz acquired 500 ADS, during the capital increase reserved under the 2004 International Employee Stock Purchase Plan, for an amount of 11,035 euros, i.e. a subscription price of 22.07 euros per share. The transaction was managed in the US by Allecon Stock Associate, the shares transfer agent, and Deutsche Bank Alex Brown, the broker.

On September 12, 2006, Mr. John Schwarz acquired free of charge 25,659 ADS of the Company due to the vesting of his restricted stock units. The transaction was managed in the US by Allecon Stock Associate the restricted stock units transfer agent, and Deutsche Bank Alex Brown, the broker.

On October, 12 2006, Mr. John Schwarz acquired free of charge 2,138 ADS of the Company due to the vesting of his restricted stock units. The transaction was managed in the US by Allecon Stock Associate, the restricted stock units transfer agent, and Deutsche Bank Alex Brown, the broker.

On November 1, 2006, Mr. John Schwarz, CEO, acquired 241 ADS, during the capital increase reserved under the 2004 International Employee Stock Purchase Plan for an amount of 5,319 euros, i.e. a subscription price of 22.07 euros per share The transaction was managed in the US by Allecon Stock Associate, the shares transfer agent, and Deutsche Bank Alex Brown, the broker.

On November 12, 2006 , Mr. John Schwarz acquired free of charge 2,139 ADS of the Company due to the vesting of his restricted stock units. The transaction was managed in the US by Allecon Stock Associate, the restricted stock units transfer agent, and Deutsche Bank Alex Brown, the broker.

On December 12, 2006, Mr. John Schwarz acquired free of charge 2,137 ADS of the Company due to the vesting of his restricted stock units. The transaction was managed in the US by Allecon Stock Associate, the restricted stock units transfer agent, and Deutsche Bank Alex Brown, the broker.

Transactions conducted by Mr. Bernard Liautaud, Chairman of the Board of Directors and Chief Strategy Officer of the Company:

On February 13, 2006, Mr. Bernard Liautaud subscribed to 37 500 shares from options exerciced for an amount of 160,125 euros and a price per share of 4.27 euros.

From February 13 to 16, 2006, Mr. Bernard Liautaud sold on the NASDAQ Stock Market 317,500 shares for an amount of 11,890,729 dollars, i.e. an average weighted price per share of 37.45 dollars. The transactions were managed in the US by Goldman Sachs, the broker.

On March 16, 2006, Mr. Bernard Liautaud acquired free of charge 6,657 ADS of the Company due to the vesting of his restricted stock units. The transaction was managed in the US by Allecon Stock Associate, the restricted stock units transfer agent, and Deutsche Bank Alex Brown, the broker.

On May 8, 2006, Mr. Bernard Liautaud subscribed to 37,500 options exerciced for an amount of 160,125 euros and a price per share of 4.27 euro. The same day, Mr. Bernard Liautaud sold 67,500 shares on the NASDAQ Stock Market for a total amount of 2,201,607 dollars, i.e. an average weighted price of 32.62 dollars per share. The transactions were managed in the US by Goldman Sachs, the broker.

On August 7, 2006, Mr. Bernard Liautaud subscribed to 37,500 shares from options exerciced for an amount of 160,125 euro, and a price per share of 4.27 euros. The same day, Mr. Bernard Liautaud sold 57,500 shares on the NASDAQ Stock Market for a total amount of 1,398,237 dollars, i.e. an average weighted price of 24.32 dollars per share. The transactions were managed in the US by Goldman Sachs, the broker.

On September 12, 2006, Mr. Bernard Liautaud acquired, free of charge, 4,996 ADS of the Company due to the vesting of this restricted stock units. The transactions were managed in the US by Allecon Stock Associate, restricted stock units transfer agent, and by Deutsche Bank Alex Brown, the broker.

On November 6, 2006, Mr. Bernard Liautaud subscribed to 37 500 shares from options exerciced for an amount of 160,125 euros, and a price per share of 4.27 euros. The same day, Mr. Bernard Liautaud sold 67,500 on the NASDAQ Stock Market for a total amount of 2,439,633 dollars, i.e. an average weighted price of 36.14 dollars per share. The transactions were managed in the US by Goldman Sachs, the broker.

The Directors and Executive Officers confirmed they had no opened positions as of December 31, 2006 to purchase or sell any Company’s shares.

Transactions realized by Mrs. Susan Liautaud, Bernard Liautaud’s spouse, Chairman of the Board of Directors and Chief Strategy Officer of the Company:

From February 13 to February 15, 2006, Mrs. Susan Liautaud sold 120,000 shares for a total amount of US$4,480,213 at a weighted average US$37.34 per share on the NASDAQ Stock Market. The transaction was managed in the US by Goldman Sachs, the broker.

On May 8, 2006, Mrs. Susan Liautaud sold 20,000 shares for a total amount of US$625,786.38 at a weighted average US$32.6393 per share on the NASDAQ Stock Market. The transaction was managed in the US by Goldman Sachs, the broker.

On August 7, 2006, Mrs. Susan Liautaud sold 15,000 shares for a total amount of US$365,298.89 at a weighted average US$24.3533 per share on the NASDAQ Stock Market. The transaction was managed in the US by Goldman Sachs, the broker.

On November 6, 2006, Mrs. Susan Liautaud sold 20,000 shares for a total amount of US$722,780 at a weighted average US$36.139 per share on the NASDAQ Stock Market. The transaction was managed in the US by Goldman Sachs, the broker.

12.	Information Related to Transactions With Directors

12.1 Regulated agreements

The Company has contracted for and has been maintaining liability insurance policies against liabilities which may be incurred by its Directors and Officers in their respective capacities since September 1994. These liability insurance policies were duly ratified by the shareholders meetings held on August 17, 1994, June 14, 2005 and June 7, 2006. The renewal of these insurance policies on November 10, 2006 will be submitted to the ratification of the next shareholders meeting in compliance with the requirements of the French corporate law.

The liability insurance policies terms are detailed in the auditors’ Special Report.

There were no other agreements nor commitment entered into during 2006, directly or indirectly, between the Company and its Chief Executive Officer, its Chairman of the Board of Directors, one of its Directors, a shareholder owning at least 10% of the voting rights, or if such shareholder is a company, the company controlling such shareholder under the meaning of article L.233-3 of the French Commercial Code, and no other transaction as referred by article L.225-38 paragraph 2 and 3 of the French Commercial Code, and by article L.225-42-1 of the French Commercial Code.

The Chairman of the Board and the Chief Executive Officer entered into employment agreements with some of Company’s subsidiaries. These employment agreements stipulate some special post-termination indemnification. These agreements have been authorized in advance by the Board of Directors on September 9, 2005 and have been approved at the Company shareholders’ meeting held on June 7, 2006, in compliance with the requirement of the section L.225-42-1 of the French Commercial Code for such agreements signed by director and officer with the Company and its subsidiaries which stipulates special post- termination indemnification. These agreements were effective in 2006 and continue to be effective as of the date of this report.

12.2 Agreements in the ordinary course of the business

Agreements in the ordinary course of the business

The Company and the Chairman of the Board of Directors are not aware of nor were informed of existing or newly concluded agreements or commitments in the ordinary course of the business, whether material or not.

The Company and certain of its subsidiaries in which Bernard Liautaud or John Schwarz are directors and/or officers, have concluded agreements, as distribution agreements, cash pooling agreements or guaranties, which are entered into in the ordinary course of business and with terms and conditions which are not out of the ordinary. Moreover, under the reorganization of the Group that began in December 2003, the Company and its subsidiaries concluded loan agreements as well as agreements of share transfers or of intellectual property rights transfer, under ordinary terms and conditions.

None of the assets necessary for the conduct of the Company’s business belongs to its directors or their families.

Other agreements and commitments

In addition to the agreements and commitments as referred by article L.225-38 and following of the French Commercial Code, non French subsidiaries of the Company signed agreements in the ordinary course of the business with companies or subsidiaries of companies in which the Company’s Directors are directors and/or officers. These agreements were previously approved by the Audit Committee. The involved Directors did not participate in the deliberation or approval of these agreements.

•	Business Objects Americas — Openwave (Mr. Peterschmidt and Mr. Held): non disclosure agreement and consulting agreement — $30 000 of consulting fees;

•	Business Objects Americas — Integris,Inc., subsidiary of Bull S.A. — (Mr. Heitz): VAR agreement — standard royalties;

•	Business Objects Software Ltd. — My SQL (Mr. Liautaud): OEM agreement — $300,000 of royalties;

•	Business Objects Americas — Address Vision, Inc., subsidiary of Bull S.A. — (Mr. Heitz): sale of a business following the acquisition of Firstlogic for an amount of $3,75 million in cash.

12.3 Directors’ and Officers’ other directorships

During the last five years, directors were directors or officers of the following companies:

•	Bernard Liautaud is a director of My SQL Company and has been Director and/or Executive officer in the Company’s subsidiaries.

•	Arnold Silverman is a director in Remend Inc. He was a director of the following companies: Time Ten Performance Software Company, Nishan Systems, Promptu Corporation, iRise, Quiq Corporation, E-Intelligence, Exemplary Software, Presidio Software, Panscopic, Valchemey and Exemplary Software.

•	Bernard Charlès is a director of Dassault Systèmes S.A., Dassault Systèmes Corp., Dassault Systèmes K.K., DELMIA Corp., Solidworks Corporation, Abaqus Inc., and Dassault Systèmes Canada, Inc.. He was director of the following companies: Enovia Corp, Smart Solution Ltd, Invention Machine Corp, Dassault Systèmes Provence S.A., Dassault Data Services S.A., Dassault Systèmes of America Corp and SmarTeam Corporation Ltd.

•	Gerald Held currently serves as a director of Openwave Systems Inc., MetaMatrix, Inc., and of Mirapoint, Inc. and is the Chairman and a member of the Compensation Committee of Vertica Systems Inc. He was director of the company 4charity.com Inc.

•	Jean-François Heitz is a director of Total Immersion and TIR Systems Ltd. He was a director of the following companies: Clearant Inc., EH Ventures, Infowave Software and Creo, Inc.

•	David Peterschmidt currently serves as a director of Openwave Systems, Inc., and UGS, a private software company. He was a director of the following companies: Zambeel, Portal Software, Electronics For Imaging, Inc, Active Decisions, Inc. and Netblue.

•	Kurt Lauk is a director of Corus Group PLC, Gehring GmbH & Co KG, Scheuffelen Papierfabrik and ForteMedia. He was a director of the following companies: CharlesBernd S.A. and Veritas.

•	Carl Pascarella is currently affiliated with Texas Pacific Group as an Executive Advisor. He retired in 2005 as President & Chief Executive Officer from Visa U.S.A. Inc., after twelve years of service.

•	John Schwarz served as President and Chief Operating Officer of Symantec from December 2001 to September 2005. From January 2000 to November 2001, he served as President and Chief Executive Officer of Reciprocal Inc. He is a member of the Information Technology Association of America’s Software Board. He is Director, Chairman and Chief Executive Officer of Business Objects Americas, Inc., of Business Objects Holding, Inc. and of Business Objects Data Integration, Inc. Mr. Schwarz is also the legal representative of the president of Business Objects Holding S.A.S.

13.	Summary of the Current Delegations

The following table is a summary of the current applicable delegations granted by the shareholders meetings to the Board relating to the share capital increases under sections L. 225-129-1 and L. 225-129-2 of the French Commercial Code.

	Type of Authorization
	Date of the
	Authorization				Number of
	by the		Number of		Shares
	Shareholders	Authorization	Authorized	Number of Issues	Available For
	Meeting	Expiration Date	Shares	Shares	Issuance

Increase of the share capital through the issuance of Ordinary Shares reserved to the members of the Company Employee French Savings Plan	06/14/2005	06/2007	100,000	66,300	33,700
Issuance of Ordinary Shares or other securities giving immediate or deferred access to the Company’s share capital, with or without preferential subscription rights	06/07/2006	08/2008	20,000,000	0	20,000,000
Increase of the share capital through the issuance of Ordinary Shares reserved to the members of the Company Employee French Savings Plan	06/07/2006	06/2008	3,000,000(1)	0	0(3)
Increase of the share capital through the issuance of Ordinary Shares reserved to the Business Objects S.A. Employee Benefits Trust under the 2004 International Employee Stock Purchase Plan	06/07/2006	12/07/2007	3,000,000(1)	0	0(3)
Increase of the share capital by issuance of Ordinary Shares reserved to Business Objects Employee Benefit Sub-Plan Trust under the 2001 Stock Incentive Sub-Plan	06/07/2006	12/07/2007	2,500,000(1)(2)	0	0(3)

	Type of Authorization
	Date of the
	Authorization				Number of
	by the		Number of		Shares
	Shareholders	Authorization	Authorized	Number of Issues	Available For
	Meeting	Expiration Date	Shares	Shares	Issuance

Allocate, free of charge, of existing Ordinary Shares, or issue of new Ordinary Shares, free of charge, to the employees and certain officers of the Company and to the employees of the Company’s subsidiaries	06/07/2006	06/07/2008	2,500,000(1)(2)	0	0(3)
Increase of the share capital to compensate contributions in kind that are made to the Company	06/07/2006	08/07/2008	9,575,490	0	9,575,490
Issuance of warrants free of charge in the event of a public tender offer/exchange offer of the Company	06/07/2006	12/07/2007	125,000,000	0	125,000,000

(1)	The total number of shares which could be issued during each calendar year under the sixteenth, the seventeenth, the eighteenth, the nineteenth and the twentieth resolutions of the general shareholders meeting of June 7, 2006 related to the 2001 Stock Incentive Plan, the 2001 Subsidiary Stock Incentive Sub-Plan, the allocation of ordinary shares free of charge, or share subscription offers reserved to participants in the Company Employee Savings Plan and in the 2004 International Employee Stock Purchase Plan, is submitted to a General annual Limit, applicable to all the resolutions, plans and programs mentioned above, of 3% of the Company’s share capital as of December 31 of the previous calendar year (“General Limit”).

(2)	The total number of shares which can be allocated and / or issued under these programs shall not exceed 2.5 millions shares.

(3)	The annual authorization related to the General Limit set forth by the general shareholders meeting of June 7, 2006, applicable to all the resolutions, plans and programs mentioned above, of 3% of the Company’s share capital as of December 31 of the previous calendar year expired on December 31, 2006, therefore no shares can be issued any more as of December 31, 2006.

14.	Risks

Business Objects is subject to a number of risks:

•	risks related to the Company’s business;

•	legal risks (risks related to litigations, intellectual property rights);

•	risks related to accounting standards and internal controls;

•	market risks (liquidity risks; foreign exchange risk and interest rate risk, trading securities, concentration of credit risk); and

•	other risks (risks related to ownership of our shares, Executive officers and employees, anti takeover measures, industrial and environmental risks).

The above risks are detailed in section 3.7 of the Document de Référence 2006.

15.	Environment

Business Objects develops, market, distributes business intelligence software. Due to their nature, these activities have little impact on the environment.

The Company needs energetic resources for heating, air regulation of the facilities, and electronic equipment, including computers and other office equipment. Its activities result in industrial waste, such as paper and out of order electronic equipment.

The Company does not maintain environmental data relating to water consumption or raw materials. No claim relating to infringement of environmental protection laws has ever been filed against Business Objects, and the Company has never received any injunction or fine related to such matters.

The following information requested in compliance with the terms of the decree related to the new economic regulation (“NRE”) is not applicable to the activities of the Company: soil use, issuance in air or underground, noise levels, odors and biodiversity.

16.	Social Matters

Through its social policy, the Company has continued to emphasize its managers and employees’ development.

The Company has initiated several actions to provide its employees with a fulfilling work environment.

The Company has continued its efforts to reinforce the level and quality of its communications to the employees to be more accessible and to increase the visibility to its employees on decisions and actions that are taken throughout the year.

16.1 Overall headcount

16.1.1 Headcount as of December 31, 2006

Business Objects, worldwide, had 5,208 employees including:

• 1,410  in Research and Development

• 1,895  in Marketing and Sales

• 1,261  in Customer Service and Technical Support

• 642  in Administration and Finance.

16.2 Social policy: retention and development programs

2006 marked the launch of several key programs created at the end of 2005, including:

•	Installation of a new tool to evaluate and monitor individual performance, “Success Factors”. We got positive feedback from the field as follows:

Employees enjoy being the initiator of such an evaluation process and having the increased opportunity to express themselves more openly, especially about career development.

Managers view “Success Factors” as a true management tool, especially due to an easier management process and effective reports that facilitate follow up throughout the year.

•	Implementation of the new system of variable compensation as set in 2005 for support functions, which allows to better align employees’ compensation with the success of the company.

•	“Key Talent” program initialized in 2005 for the French sales force was implemented in Europe in 2006 and will be worldwide in 2007.

In 2006, new projects on skills development were launched including as follows:

•	Reshape of the BOSA Human Resources intranet web site, aiming at improving its ease of access

•	In October 2006, a pilot on Skills Resources Management (“SRM”) was initialized with a small group of selected employees from the Product Group. It is based on the Peoplesoft skills’ management module that allows customization to meet the Company’s needs. The customization step is expected to continue in 2007.

Training and Education remains a key tool of the Company’s skills development program for all employees worldwide. A new in-house program named “Managing at Business Objects”, which takes into account the aspects of management at Business Objects, was launched in January 2006. After one year, this module has been successful among managers.

Other programs that increase employees’ knowledge and level of expertise were continued in 2006.

Global expenditures on training and education by outside resources committed in 2006 by Business Objects S.A., including amounts paid out to the institution which collects funds, were relatively stable compared to 2005.

16.3 Communication towards employees (internal communication)

The Company keeps reinforcing the level and quality of its communications to the Group employees.

The Company’s objective is to facilitate employee access to information so that employees have better insight on decisions and actions taken throughout the year.

In 2006, the Company’s major internal communications event was the worldwide launch of an employee satisfaction survey.

This survey assisted the Company to focus on its strengths and understand areas in need of improvement.

“Focus Groups” were then created to define appropriate action plans by department. The Company’s objective is to address the areas of improvement in a concrete and proactive way.

A specific follow up of the departmental action plan is done on a regular basis by each member of the Board, since they were launched.

The Company’s human resources intranet web site was entirely redesigned in 2006. Access to information has been eased for French employees.

16.4 Philanthropic program

Created in 2004, the Community Team’s mission is to launch philanthropic campaign to strengthen global communities through several programs that are selected and managed with employees.

For example, the Company offers each employee one working day per year to volunteer within registered nonprofits, thus encouraging their personal development. Thirty percent of employees in France used this day for various projects like food distribution with the “Restaurants du Coeur”, blood platelets donations with the “Laurette Fuguain” charity for children suffering from cancer, and an awareness-raising walk with “Vaincre la Mucoviscidose” association.

The Business Objects Foundation created under the aegis of the “Fondation de France” has continued its campaign to promote access to education, and has granted the following charities: Association de la Fondation Etudiante pour la Ville, Ateliers sans Frontières, Enfants du Mekong, Genespoir, La Fondation d’Auteuil, Totems & Tambours, Espace 19, Les Toiles enchantées and Secours Populaire.

Business Objects employees have been working with the Foundation on a voluntary basis, examining applications, visiting the registered charities applying for funds and formally presenting their projects to the Executive Committee and the Foundation Board.

Targeted charity campaigns have also been launched, such as the winter “Season of Hope” campaign during which employees were encouraged to support programs to fight against hunger, both at a global and at a local level, through donations matched by Business Objects S.A. to local beneficiaries “Restaurants du Coeur” in France benefited locally from this initiative.

The Company also made donations to the following charities: Vaincre la mucoviscidose, Musique en liberté, and Tempo.

For the year 2006, the total amount of donations granted by the Company represented €73,545.

16.5 The Company’s policy of benefit sharing and access to Stock Options

The implementation of the new accounting IFRS rules in 2005 requiring the expensing of stock options has lead Business Objects to reduce the number of options granted, and to modify the conditions of eligibility for stock option plans.

The Company nonetheless continues its policy of benefit sharing through share subscription plans as well as share subscriptions programs during capital increase programs reserved to employees.

Business Objects offers, among others, a profit sharing scheme in the framework of participation and profit sharing contractual agreements.

16.6 The Labour relations

A Works Council Committee, as well as Personnel Representatives, represents the employees of Business Objects in France

The management of Business Objects has a monthly meeting with the Works Council Committee representatives to discuss the Company’s employment and economic items. They also provide the representatives with needed information and documents. Two members of the Works Committee are invited to attend meetings of the Board of Directors but are not entitled to voting rights

Labor relations in France are also facilitated at the trade union level by the designation of four union representatives:

•	a representative of the union organisation CFDT (Confédération Française Démocratique du Travail);

•	a representative of the union organisation CGT (Confédération Générale du Travail);

•	a representative of the union organization FO (Force Ouvrière)

•	a representative of the union organisation CFE-CGC (Confédération Française de l’encadrement Confédération Générale des Cadres).

In 2006, the Company and the representatives engaged in the yearly negotiation process that is required by law and were constructive, although no trade union agreement resulted from the negociations.

16.7 Social works dedicated to the Works Council Committee

The Works Council Committee of Business Objects S.A. received a benefit scheme budget amounting to 0.5% of the aggregate salary of the Company’s employees and the operating budget was computed on the basis of 0.2% of the aggregate salary of the Company’s employees.

16.8 Health and safety conditions

In 2006, the Company took the necessary steps to maintain and improve working conditions for its employees in the following ways:

•	Recruitment of a “Facilities Manager” based in Levallois-Perret;

•	Launch of a call for tender at the end of 2006 to improve the quality of the services to the internal customers on the site of Levallois-Perret; and

•	Field work in partnership with the Health and Work Condition Safety Committee of the working conditions or CHSCT. Besides the quarterly meetings, an update on the actions taken according to the prevention plan is provided every month to the CHSCT by the human resources department.

16.9 Importance of sub-contracting

The primary sub-contracting agreement related to the Company’s social and human resources is the maintenance for the Levallois offices, as well as some contractors and technical consulting work.

16.10 Professional equality between men and women

The Company’s social review (“Bilan Social”) including the compensation analysis and the professional equality ratio of men and women is provided every year to the Works Council Committee and is sent to our shareholders on request.

This topic is also discussed with our trade unions representatives during the mandatory annual negotiations.

In addition, the Company’s human resources department takes an active role to encourage each of its subsidiaries to respect this equality principle.

16.11 Employment and integration of disabled workers

In 2006, Business Objects paid a public organization, Association for the Management of Funds for the Professional Integration of Handicapped Persons (AGEFIPH), €148,860, which represented the equivalent of 36 handicapped persons not employed by the Company (one employee satisfied the criteria of this category).

16.12 Taking into account the territorial impact of the business in terms of employment and regional development.

Not applicable

CHAIRMAN’S REPORT RELATING TO THE CONDITIONS OF PREPARATION
AND ORGANISATION OF THE COMPANY’S BOARD OF DIRECTORS
AND RELATED INTERNAL CONTROL PROCEDURES
Report required by the French Corporate Law

Pursuant to French Commercial Code, the Chairman of the Board is responsible for drafting an annual report that will be added to the Board management report, filed with the Autorité des Marchés Financiers (the “AMF”) and posted on the Company’s web site. This Chairman’s report must describe the organization and activities of the Board and its Committees during the applicable year, the limitations on the powers of the Chief Executive Officer and all internal financial and non-financial control procedures implemented by the Company. This report is required and governed by the provisions of the French law only.

Pursuant to article L.225-37 of the French Commercial Code, I hereby report on the terms and conditions governing the preparation and organization of the Board of Directors of Business Objects S.A. (the “Company”), the limitations on the powers of the Chief Executive Officer and the internal control procedures implemented by the Company.

I.	CORPORATE GOVERNANCE

1.1	THE CONDITIONS OF PREPARATION AND ORGANISATION OF THE COMPANY’S BOARD OF DIRECTORS

The Board Charter

The Board of Directors (the “Board”) adopted a Board Charter on November 20, 2002, which determines the terms and conditions of structure, composition, operation and meetings of the Board. The Board has four committees (Audit, Compensation, Nominating and Corporate Governance) to assist it in carrying out its responsibilities. The amended and restated version of the Board Charter is published on the Company’s website (www.businessobjects.com).

The Company also has an Insider Trading Policy setting the restrictions and prohibitions applicable to the transactions of Company’s securities made by the insiders, i.e.  Directors, Officers and all employees who have access to material non-public information.

Board Composition

The members of the Board are the following:

•	Bernard Liautaud, Chairman*;

•	Arnold Silverman, Director*;

•	Bernard Charlès, Director;

•	Gerald Held, Director;

•	Jean-François Heitz, Director;

•	David Peterschmidt, Director;

•	Kurt Lauk, Director;

•	Carl Pascarella, Director

•	John Schwarz, Director*(1) and Chief Executive Officer.

*	Non-Independent Directors as determined by the Board in compliance with the criteria defined by the Nasdaq Stock Market regulations.

(1)	Mr. Schwarz was appointed by the Board on January 25, 2006, following the resignation of Mr. Roux the same day, and his appointment was ratified at the shareholders meeting on June 7, 2006.

Organization of the Board meetings

Generally, Board members receive information in advance of Board meetings so they will have an opportunity to prepare for discussion of the items at the meeting. However, particularly sensitive subject matters may be discussed at the meeting without advance distribution of written materials.

At Board meetings, ample time is scheduled to ensure full discussion of important matters. Management presentations are scheduled to permit a substantial portion of the Board meeting time to be available for discussion and comments.

Board members are expected to rigorously prepare for, attend and participate in all Board and applicable Committee meetings and to spend the time needed and meet as often as necessary to discharge their obligations properly. Each Board member is expected to ensure that other commitments do not materially interfere with the member’s service as a Director.

To facilitate participation, Directors may attend in person, via phone conference or via video-conference. Accordingly Directors can be counted for purposes of establishing the quorum and vote the resolution subject to the limits and conditions set by the French law, the Company’s bylaws and the Board Charter.

Committees

In order to be assisted and advised, the Board created four standing committees: an Audit Committee, a Compensation Committee, a Nominating Committee and a Corporate Governance Committee. The composition and the members of the Company’s committees currently meet the rules of the Nasdaq Stock Market and the Securities Exchange Commission (“SEC”), criteria relating to independence, which are at least equivalent to the criteria developed by the Bouton report (the French report setting principles of corporate governance including independence principles). Each Committee makes recommendations to the Board which makes all final decisions.

The Audit Committee

As of December 31, 2006, the Audit Committee consisted of Messrs. Heitz, Lauk, and Peterschmidt. The Nasdaq Stock Market requires the Audit Committee to be comprised of at least three independent members. Messrs. Heitz, Lauk and Peterschmidt meet the independence requirements of the listing standards of the Nasdaq Stock Market. Moreover, Mr. Heitz and Mr. Lauk meet the requirements of the SEC and the Nasdaq Stock Market relating to the financial expert criteria. In compliance with the Audit Committee Charter adopted by the Board on June 5, 2000, as amended, the Audit Committee is responsible for, among other things

•	retaining and evaluating Company’s independent auditors subject to the powers that are expressly reserved under French corporate law to the Board and to the shareholders meetings;

•	reviewing the annual report of the independent auditors;

•	approving the audit plan and mission of the internal auditors and reviewing the audit plan of the independent auditors;

•	reviewing with management, the independent and internal auditors Company’s quarterly financial statements, semi-annual financial statements, annual financial statements and disclosures, including disclosure controls and procedures, under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of these statements;

•	consulting with auditors and reviewing with them the results of their quarterly review, annual audit and other examinations;

•	reviewing and approving in advance the annual budget for independent audit services;

•	reviewing and approving any material accounting policy changes affecting Company’s operating results;

•	reviewing the effectiveness of the Company’s system of internal controls and procedure over financial reporting;

•	reviewing and approving, subject to Board and shareholders ratification if applicable, all related party transactions; and

•	establishing procedures for the receipt and treatment of complaints regarding accounting, controls or auditing matters and/or corporate attorneys’ reports of evidence of a material violation of securities laws.

In order to achieve its mission more effectively, the Audit Committee holds a minimum of four meetings per year, meets with the independent auditors without management and may engage and consult any independent external counsel it deems useful.

The Compensation Committee

As of December 31, 2006, the Compensation Committee consisted of Messrs. Held, Charlès and Pascarella. This Committee is responsible for reviewing the compensation and benefits for Company’s Directors, Chairman, Chief Executive Officer and other executive officers, as stipulated by the written Compensation Committee Charter, adopted by the Board. All members of the Compensation Committee are independent. None of the Compensation Committee members is an officer or employee of the Company.

The Nominating Committee

As of December 31, 2006, the Nominating Committee consisted of Messrs. Peterschmidt and Held. This Committee is responsible for assisting the Board, the Chairman and the Chief Executive Officer in selection of Directors and Officers and making recommendations to the Board regarding Director nominees, as stipulated by the written Nominating Committee Charter, adopted by the Board. All members of the Nominating Committee are independent. None of the Nominating Committee members is an officer or employee of the Company.

The Corporate Governance Committee

As of December 31, 2006, the Corporate Governance Committee consisted of Messrs. Silverman and Held. This Committee is responsible for assisting the Board, the Chairman and the Chief Executive Officer in developing principles of corporate governance, including the implementation of the corporate codes of ethics and business conduct, reviewing shareholder proposals submitted to the Company (excluding any proposal relating to the nomination of a member of the Board, which will be reviewed by the Nominating Committee), reviewing and assessing the adequacy of Company’s articles of association, and reviewing and assessing committee assignments and rotation practices, as stipulated by the Corporate Governance Committee Charter adopted by the Board. None of the Corporate Governance Committee members is an officer or employee of the Company. However, Mr. Silverman is the father in law of Mr. Liautaud, the Chairman and Chief Strategy Officer. Accordingly this committee is not comprised solely of independent Directors.

Evaluation of the members of the Board and Committees and attendance to the meetings

In addition to the requirements of French and U.S. laws, the Board annually evaluates its compliance with the applicable corporate governance regulations and adopts and implements any required changes.

As required by the Company’s Corporate Governance Committee Charter, the Corporate Governance Committee led the annual evaluation process of the effectiveness of the Board and its Committees in January 2006.

The Board held 13 meetings in 2006. The average rate of Director attendance for 2006 was 70.1%, excluding attendance by conference call and 89.7%, including attendance by conference call. Prior to the promulgation of the Decree no. 2006-1556 of December 11, 2006, French law did not permit directors attending by conference call to be considered for the purpose of determining whether a quorum was present.

In 2006, the Audit Committee held 15 meetings and had an average attendance rate of 84.4%. The Compensation Committee held eight meetings and had an attendance rate of 100%. The Corporate Governance

Committee held five meetings and had an attendance rate of 100%. The Nominating Committee held one meeting and had an average attendance rate of 50%.

Compensation

The director and officer compensation plan is set on annual basis by the Compensation Committee, based on market practice, and approved by the Board.

At the annual shareholders meeting on June 14, 2005, the shareholders authorized an aggregate of €400,000 or the equivalent amount in U.S. dollars, for aggregate annual Directors’ fees amount. This amount was allocated to each Director, excluding the Chairman, the Chief Executive Officer, and Directors who received other compensation as officer or employee of the Company and/or its subsidiaries, as in compliance with the following terms as set by the Board:

•	an annual retainer fee of $20,000 per year;

•	$2,000 per “quarterly” Board meeting;

•	$1,000 per “technical” Board meeting;

•	$1,500 per Committee meeting;

•	an annual retainer of $17,500 for the Chairman of the Audit Committee;

•	an annual retainer of $12,500 for each non-chair member of the Audit Committee;

•	an annual retainer of $12,500 for the Chairman of the Compensation Committee;

•	an annual retainer of $10,000 for each non-chair member of the Compensation Committee;

•	an annual retainer of $10,000 for the Chairman of each other Committee; and

•	an annual retainer of $7,500 for each non-chair member of each other Committee.

The Directors’ fees are paid on a quarterly basis. The expenses incurred by each Director in connection with his attendance at the Board and Committee meetings and/or his office of Directors and approved by the Company’s Chief Financial Officer are paid by the Company and reimbursed to the Directors.

According to the above mentioned allocation rules, the individual amounts of Directors’ fees for 2006 were as follows:

•	Arnold Silverman: $54,500;

•	Bernard Charlès: $57,000;

•	Gerald Held: $84,500;

•	David Peterschmidt: $67,000;

•	Jean-François Heitz: $77,000;

•	David Roux: $3,389(1);

•	Kurt Lauk: $68,500; and

•	Carl Pascarella: $57,000.

(1)	Mr. Roux resigned from his position as a Director on January 25, 2006.

The compensation of the Chairman and the Chief Executive Officer earned in 2006 are set forth in the report of the Board of Directors on the Company’s activities for the year ended December 31, 2006, to which this report is attached.

The directors fees allocation rules are reviewed by the Compensation Committee on annual basis and following this review the Compensation Committee may recommend amendments to the rules to the Board, if appropriate.

The compensation of the Chairman and the Chief Executive Officer is reviewed on annual basis by the Compensation Committee under the Executive Compensation Programs, which also applies to other executive officers, and are approved and set by the Board.

The Executive Compensation Program is designed to:

•	Attract and retain executives who will contribute to the Company’s long-term success by paying compensation that is competitive with the practices of other leading high technology companies;

•	Align the interest of the executives with the Company’s shareholders’ by providing stock based compensation to encourage long-term value creation; and

•	Set challenging performance goals and reward that performance through short-term incentives upon achievement of these goals.

The base salary of these executive officers is determined based on their responsibilities, experience and market conditions applicable to equivalent profile in the software industry.

The variable salary of these executive officers is set based on individual objectives and Company’s objectives. The objectives are related to the consolidated financial performance and the impact that each individual may have on this performance.

The Company’s general compensation philosophy is to pay for performance. All compensation elements — cash, short-term incentives, and long-term incentives in the form of equity awards — are designed to provide increased compensation with an increase in the Company’s performance.

1.2	LIMITATION OF THE POWERS OF THE DIRECTEUR GÉNÉRAL (CEO)

The Chief Executive Officer (Directeur Général) carries out, under his responsibility, the general management of the Company and is vested with the most extensive powers to act under all circumstances on behalf of the Company within the limits of the corporate purpose of the Company, except for those powers expressly granted by law to the meetings of shareholders and those especially reserved to the Board. The Chief Executive Officer represents the Company vis-à-vis third parties.

At this time, neither the Company’s articles of association nor the Board has limited these powers in addition to the limitations set by the French Commercial Code. The Company’s internal expenditure authorization policy of September 1998, as amended, does however stipulate that the Board approval is required to incur any expenses greater than $10 million or equivalent amount in other currencies.

The general management of the Company is carried out by the Chief Executive Officer, Mr. John Schwarz. Mr. Bernard Liautaud is the Chairman of the Board.

II.	INTERNAL CONTROL PROCEDURES

Internal control objectives

In accordance with the recommendations of the AMF, the AFEP (“Association Française des Entreprises Privées”) and the MEDEF (“Mouvement des Entreprises de France”), the internal control procedures implemented by the Company have the following objectives:

•	Ensure that management and operational actions and employee behavior are consistent with:

•	applicable laws and regulations;

•	guidelines provided by the Board, the general management and by internal rules, values and procedures implemented by the Company;

•	Ensure reliability of financial reporting; and

•	Control the efficiency and effectiveness of the operations.

One of the objectives of the internal control system is to prevent and limit the risks associated with the activity of the Company, including those in the accounting and financial areas. These are assessed on a regular basis by management. The more significant business risk factors are disclosed once a year in the French Document de Référence and on a quarterly basis in the Forms 10-Q and annually in the Form 10-K filed with the SEC.

The internal controls implemented cannot provide a complete guarantee that those risks have been completely mitigated. Indeed, the risk of human error cannot be completely eliminated.

Methodology

The Company uses the internal controls framework produced by the Committee Of Sponsoring Organizations (“COSO”), which is a voluntary U.S. private sector organization formed in 195l. COSO has defined internal control as a process, effected by an entity’s Board, management and other personnel, designed to provide reasonable assurance regarding the achievement of objectives in the following categories: effectiveness and efficiency of operations; reliability of financial reporting; and compliance with applicable laws and regulations.

Internal control environment

The Company has adopted a Code of Ethics for Principal Executive and Senior Financial Officers which applies to its principal executive officers, the Chairman, the Chief Executive Officer and the deputy Chief Operating Officers, as applicable, the Company’s principal financial officer, the Company’s principal accounting officer, controller and divisional vice presidents of finance. The Company has also adopted a Code of Business Conduct and Ethics applicable to all its Directors, officers and employees with the exception of its French and Italian employees, who are subject to Codes of Business Conduct and Ethics developed to comply with the laws of France and Italy, respectively. A revised version of this Code of Business Conduct and Ethics was adopted by the Company’s Board on October 19, 2006. The Company’s Codes of Business Conduct and Ethics are available on the Company’ website at www.businessobjects.com and are also available, without charge, upon written request made to the Company, attention: Legal Department, 157/159 rue Anatole France, 92300 Levallois-Perret, France.

Since April 2005, the Company’s employees worldwide have access to an online training to help employees gain familiarity with the Code of Business Conduct in Ethics.

The Company implemented a Legal Compliance Policy which demonstrates the Company’s commitment to complying with all national, state and local laws and regulations and maintaining the highest levels of integrity in all internal practices, maintaining a work environment that is free of retaliation for the raising of legal compliance issues and maintaining an atmosphere of open communication and trust between employees and management. The Company has also implemented an anonymous tip line allowing employees to freely and anonymously inform, at their option, the Chief Executive Officer, the Chief Financial Officer, the Senior Group Vice President of Human Resources, the Vice President of Internal Audit, the General Counsel or the Chairman of the Audit Committee about any breach of applicable law or internal policies and process. The Legal Compliance Policy also sets the terms and conditions under which the related investigations are carried out.

The main internal control owners

Within the Company, Committees and departments having a key role in the internal control system implementation are:

—	The general management of the Company and its subsidiaries;

—	The Audit Committee, which has already been described above;

—	The Disclosure Committee:

•	The Disclosure Committee’s main goal is to ensure the controls and other procedures employed by the Company are designed to ensure that information required to be disclosed in the reports filed by the

Company is recorded, processed, summarized and reported within the time periods set forth by the SEC, and to ensure that this information is communicated to the management of the Company to allow for timely decisions regarding required disclosure. Since 2005, additional agenda topics have been added related to the certifications under sections 906 and 302 of the Sarbanes-Oxley Act of 2002 relating to the existence of fraud.

•	The Disclosure Committee’s meetings take place before the required filings under the Securities Exchange Act of 1934, as amended.

•	The Disclosure Committee includes the Chief Executive Officer, the Chief Financial Officer, the General Counsel, the Vice President of Internal Audit and other key members of management including the Corporate Controller. Since 2004, the attendees for these meetings have been expanded to include one of the independent auditors, currently Ernst & Young LLP.

•	The Company Disclosure Committee meetings are led by the Company’s General Counsel. The meeting provides the Chief Executive Officer, Chief Financial Officer and other members of the committee the opportunity to ask questions regarding the process and the content of the report.

—	The Corporate Governance Committee which has already been described above;

—	The Compensation Committee which has already been described above;

—	The Nominating Committee which has already been described above;

—	The Internal Audit department:

•	The Internal Audit Vice President reports directly to the Audit Committee.

•	This department is responsible for assessing the effectiveness and appropriateness of internal control in the Group and each of its entities.

•	At December 31, 2006, the headcount in the internal audit department was six: one Vice President and one Director based in San Jose, California, one Senior Manager and one auditor located in Levallois-Perret, France, one Senior Manager located in Vancouver, British Columbia and one Senior Manager in Singapore.

•	On January 26, 2007, the Audit Committee approved the Internal Audit Charter which described the mission and scope of work of this department. This charter indicates that the Vice President, Internal Audit and the staff of the Internal Audit department are authorized to have unrestricted access to all functions, records, properties and personnel of the Company.

The various legal and financial departments in each subsidiary and at the Corporate level play a major role in the control of the operations. Those departments ensure that external rules and internal policies and procedures are properly applied. They must also control the most significant operations in their specific domain and, more specifically, identify the main legal risks or control the reliability and accuracy of the financial information.

The Executive Committee meets a minimum of once a month under the oversight of John Schwarz, Chief Executive Officer. The main members of the management team are:

•	Sheri Anderson — Group Vice President and Chief Information Officer

•	Scott Bajtos — Senior Vice President, Customer Assurance

•	Marge Breya — Senior Vice President and Chief Marketing Officer

•	Keith Budge — Senior Vice President and General Manager, Asia Pacific and Japan

•	Deborah Byron — Senior Vice President, Worldwide Human Resources

•	Maurizio Carli — Senior Vice President and General Manager, Europe Middle East & Africa

•	Herve Couturier — Senior Vice President, Products

•	Mark Doll — Senior Vice President and General Manager, Global Services and Enterprise Performance Management

•	Greg Lorden — Senior Vice President and General Manager, The Americas

•	Tom Schroeder — Group Vice President, Strategic Customer Programs

•	Brian Stine — Acting General Counsel, Assistant General Counsel, Secretary and Vice President

•	Jim Tolonen — Chief Financial Officer and Senior Vice President, Finance and Administration

•	Greg Wolfe — Executive Vice President of Operations

•	Janet E. Wood — Senior Vice President, Global Partnerships and Sales Enablement

The Company reporting structure is organized such that the various finance teams report directly to the Chief Financial Officer and not the Chief Executive Officer. The country managers report to the Chief Executive Officer, and the legal teams report to the General Counsel.

Internal control tools

1.	The internal control process relating to the preparation and treatment of financial and accounting information

The Company’s consolidated financial statements and accompanying notes are prepared in accordance with IFRS for the Document de Référence and in accordance with U.S. GAAP for the Annual Report on Form 10-K. Corporate Finance is responsible for the closing of the Company accounts, for the harmonization of accounting and financial data provided by all the Group subsidiaries and for the preparation of the Group consolidated accounts. Corporate Finance relies on the following internal control procedures

—	Definition and communication of Group accounting policies.

The Company’s financial policies are reviewed, validated by the Chief Financial Officer and communicated on a regular basis.

The critical accounting policies include:

•	The Revenue Recognition Policy. This policy is particularly important in the software sector and defines Company’s criteria for recognizing revenues on the sale of software licenses and the sale of related services. The objective of this policy is to ensure that total revenues are recognized in compliance with U.S., French and IFRS generally accepted accounting principles (“GAAP”).

•	The Goodwill and Other Intangibles Policy, the Capitalization and Amortization of Assets Policy, the Foreign Exchange Risk Management Policy, the Investment and Cash Management Policy, the Expenditure Authorization Policy, the Contingencies Policy, the Allowance for Doubtful Accounts Policy.

—	Consolidation process

•	Definition and communication of closing instructions;

•	Review of the consolidated financial statements for consistency with accounting policies;

•	Analytical review of consolidated financial statements;

•	Review of the treatment of the Group’s major transactions;

•	Communication of consolidated financial information to the appropriate recipients.

2. The Legal and Information System policies

The following policies have been established by the Company:

•	Concerning the legal department, the main policies implemented at December 31, 2006 were the Insider Trading Policy, the Export Compliance Policy, the Competition and Anti-Trust Policy and the Legal Compliance Policy.

•	On the information systems side, the objectives of the information technology (“IT”) policies consist in satisfactorily managing changes made to IT systems, in controlling user access to key-systems and in achieving a greater segregation of responsibilities concerning the IT access to key-systems. For information, the IT control environment has also been improved through the appointment of a full time IT Compliance Manager in 2005 in Vancouver, British Columbia.

3. The Internal Audit Department activities

In 2006, the Internal Audit department focused primarily on maintaining compliance with U.S. regulations and more specifically Section 404 of the Sarbanes-Oxley Act of 2002. This compliance effort has focused on the most significant operational entities and on the key processes underlying the financial reporting process.

Section 404 of the Sarbanes-Oxley Act of 2002

Section 404 of the Sarbanes-Oxley Act of 2002 as reflected in Item 308 of Regulation S-K, requires the Company’s management to report on, and the Company’s U.S. independent auditors to attest to, the effectiveness of the Company’s internal controls over financial reporting structure and related procedures.

2007 and 2008 objectives — The internal control systems

In accordance with the AMF recommendations, the Company will continue to regularly review and assess its internal control systems and processes.

This report has been drafted with the support of the internal audit department and the legal department. This report has been presented to the Board by the Chairman at the Board meeting held on March 30, 2007. The content of this report has been reviewed and discussed by the Directors during this meeting.

Bernard Liautaud
Chairman of the Board
Business Objects S.A.

BUSINESS OBJECTS S.A.

CONSOLIDATED BALANCE SHEET
(in thousands of euros, except for per ordinary share amounts)
(in € thousands)

ASSETS

	At December 31
	2005	2006

Goodwill — net	€951,813	€927,630
Other intangible assets — net	111,283	128,492
Property, plant and equipment — net	50,168	43,283
Deferred tax assets	58,229	41,539
Other non-current assets	20,475	11,601

Non-current assets	1191968	1,152,545
Inventories	343	286
Trade receivables — net	224,291	253,246
Assets for current tax	14,319	4,361
Other current assets	26,408	31,444
Short-term investments	22,632	36,908
Cash and cash equivalents	280,943	383,826

Current assets	568,936	710,071

Total assets	€1,760,904	€1,862,616

EQUITY AND LIABILITIES
Issued capital (€0.10 nominal value per share)	€9,530	€9,742
Additional paid-in capital	1,054,342	1,103,319
Treasury shares	(82,385)	(66,631)
Retained earnings	128,512	193,313
Stock-based compensation	58,507	73,127
Net income	64,801	57,668
Other comprehensive income	61,903	(59,117)

Total equity	1,295,210	1,311,421
Other non-current liabilities	17,893	12,868
16 Deferred tax liabilities	11,246	10,984
Long-term deferred revenues	5,685	7,401
Provisions non-current	1,806	1,861

Non-current liabilities	36,630	33,114
Trade payables	44,729	31,120
Income tax payable	58,008	55,809
Accrued payroll and related expenses	73,746	82,855
Deferred revenues	170,357	214,806
Provisions	23,693	46,400
Other current liabilities	58,531	87,091

Current liabilities	429,064	518,081

Total equity and liabilities	€1,760,904	€1,862,616

BUSINESS OBJECTS S.A.

CONSOLIDATED STATEMENTS OF INCOME
(In thousands of euros except for per share data)

	Year Ended December 31
Exercice clos le 31 décembre	2005	2006

Net license fees	€415,136	€442,653
Services	450,253	551,161

Total revenue	865,389	993,814
Cost of license fees	(23,988)	(32,855)
Cost of services	(177,319)	(210,093)

Total cost of sales	(201,307)	(242,948)
Gross profit	664,082	750,866
Marketing and distribution costs	(359,257)	(400,676)
Research and development costs	(128,539)	(148,310)
Administrative and general costs	(88,890)	(98,693)
Other operating income and expenses	1,982	(272)
Restructuring costs	(569)	(5,046)

Recurring income from operations	88,809	97,869
Income from cash and cash equivalents	7,217	12,303
Other financial income and expenses	2,062	(1,026)

Net Financial income and expense	9,279	11,277
Income tax expense	(33,287)	(51,478)

Net income	€64,801	€57,668

Net income attributable to equity holders of the parent	€64,801	€57,668
Basic net income per share	€0,72	€0,62
Diluted net income per share	€0,70	€0,60
Ordinary shares and ADSs for basic EPS	90,405	93,552
Ordinary shares and ADSs for diluted EPS	92,734	95,507

BUSINESS OBJECTS S.A.

CONSOLIDATED CASH FLOW STATEMENTS
(in thousands of euros)

	At December 31
	2005	2006

Net income	€64,801	€57,668
Depreciation, amortization and provisions	50,992	61,183
Unrealized gains and losses due to changes in fair value	(19,243)	1,001
Expenses and income related to stock-based compensation	36,082	36,232
Other non-cash income and expenses	951	(317)

Cash flow after net finance costs and income tax	133,583	155,767
Income tax expense (including deferred income taxes)	33,287	51,478
Tax benefit on non-qualified stock options	—	—

Cash flow before net finance costs and income tax	166,870	207,245
Cash paid for income taxes net of refunds	(37,267)	(6,699)
Changes in operating assets and liabilities:
Receivables	(29,963)	(29,149)
Prepaids and other current assets	(8,337)	(8,096)
Payables	8,128	(18,917)
Accrued payroll and other current liabilities	15,232	16,319
Deferred revenues	17,923	42,860

Net cash provided by operating activities	135,586	203,563
Purchases/proceeds from sale of property, plant and equipment	(24,230)	(12,403)
Purchases/proceeds from sale of intangible assets	(9,524)	(21,719)
Acquisitions of subsidiaries, net of cash acquired	(84,898)	(75,659)
Other flows from investing activities	(1,334)	(1,353)

Net cash used for investing activities	(119,986)	(111,134)
Proceeds from issue of shares	9,772	11,495
Proceeds from the exercise of stock options and warrants	21,903	23,400
Purchase of and proceeds from treasury shares	10,896	5,998
Transfer of cash (to) escrow account	(23,730)	(21,426)
Other flows from financing activities	—	—

Net cash provided by financing activities	18,841	19,467
Effect of foreign exchange rate changes on cash and cash equivalents	29,764	(9,013)

Net increase in cash and cash equivalents	64,205	102,883
Cash and cash equivalents at the beginning of the year	€216,738	€280,943
Cash and cash equivalents at the end of the year	€280,943	€383,826

BUSINESS OBJECTS S.A.

STATUTORY BALANCE SHEET
(in thousands of euros)

	Year Ended December 31
ASSETS	Gross	Provisions	2006	2005	2004

Intangibles assets	€19,591	€(10,482)	€9,109	€10,341	€7,454
Tangible assets	28,522	(23,725)	4,797	7,249	9,234
Financials assets	994,945	(4,781)	990,164	982,362	1,031,590

Total fixed assets	1,043,058	(38,988)	1,004,070	999,952	1,048,278

Accounts receivable	55,646	(60)	55,586	53,280	47,021
Other current assets	6,081		6,081	14,673	4,963
Cash & short term investments	83,749	—	83,749	37,746	5,844

Total current assets	145,476	(60)	145,416	105,699	57,828

Regularization accounts	4,323	—	4,323	8,647	17,722

Total Assets	€1,192,857	€(39,048)	€1,153,809	€1,114,298	€1,123,828

LIABILITIES & SHAREHOLDERS’ EQUITIES
(In thousands of euros)

	Year Ended December 31
	2006	2005	2004

Capital stock, par value	€9,742	€9,530	€9,592
Paid-in capital	707,162	668,210	668,209
Legal reserves	959	959	949
Change differential, Euro translation	48	48	48
Prior years’ retained earnings	235,437	228,470	171,051
current year net income	12,814	6,966	66,354

Total Shareholders’ Equity	966,162	914,183	916,203

Contingency and losses reserves	14,534	13,026	4,273

Total Contingency and losses reserves	14,534	13,026	4,273

Loans from Subsidiaries (cash pooling)	116,350	128,008	139,496
Accounts payable	19,015	23,300	15,064
Accrued wages and taxes, and other current liabilities	27,633	26,330	39,248

Total Liabilities	162,998	177,638	193,808

Regularization accounts	10,115	9,451	9,544

Total Liabilities and Shareholders’ equity	€1,153,809	€1,114,298	€1,123,828

BUSINESS OBJECTS S.A.

STATUTORY STATEMENTS OF INCOME
(In thousands of euros)

	Year ended December 31
	2004	2005	2006

Revenues	€187,900	€207,589	€229,244

Capitalized costs			589
Reversals of depreciation and reserves, Expenses transfer	8,060	4,079	6,914
Other operating revenue	1,847	1,235	2,91

Operating revenue	197,807	212,903	237,038

Purchases of goods for resale and change in inventory	(232)	(48)	—
Other outside purchases	(90,181)	(103,911)	(125,167)
Taxes	(3,471)	(4,480)	(3,872)
Salaries and fringes	(67,639)	(67,434)	(70,974)
Operating increases in depreciation and reserves
Depreciation & amortization	(9,534)	(7,744)	(6,246)
Increases in reserves against current assets	(11)	(2)	(47)
Increases in contingency and losses reserves	(1,832)	(10,153)	(7,426)
Other operating expenses	(3,304)	(2,263)	(2,211)

Operating expenses	(176,204)	(196,035)	(215,943)

Operating income (Expense)	21,603	16,868	21,095

Dividends from Subsidiaries	66	—	3,038
Other interest income	147	205	754
Reversals of financial reserves, Financial Expenses transfer	155	80	1,290
Foreign exchange gains	3,425	2,084	862
Gains on proceeds of short term investment	63	35	—
Financial revenue	3,856	2,404	5,944
Increases in financial reserves	(192)	(5,500)	(35)
Interest expense and other financial expenses	(3,047)	(3,352)	(3,205)
Foreign exchange losses	(3,349)	(1,110)	(2,534)
Losses on proceeds of short term investment	—	—	—
Financial expenses	(6,588)	(9,962)	(5,774)
Financial income (Expense)	(2,732)	(7,558)	170
Income Before Tax and Exceptional Items	18,871	9,310	21,265
Exceptional income	87,823	453	167
Exceptional expenses	(1,068)	(809)	(289)
Net Exceptional Income (Expense)	86,755	(356)	(122)
Profit sharing	(4,868)	(4,372)	(4,571)
Income tax benefit (provision)	(34,404)	2,384	(3,758)
Net Income (Expense)	€66,354	€6,966	€12,814

BUSINESS OBJECTS S.A.

STATUTORY CASH FLOW STATEMENT
(In thousands of euros)

	Year ended December 31
	2005	2006

SOURCES OF FUNDS
Net income	€6,966	€12,814
Accruals reversal	(4,579)	(6,303)
Depreciation & amortization:
Intangible assets	2,598	2,351
Intangible and tangible assets	5,146	3,895
Reserves against current assets	15,760	7,551
Gains on intangible assets disposals	586	190
Gains on tangible assets disposals	97	15
Transfer of allowances from Médience	87

Self-financing capability	26,661	20,513

Intangible assets disposals	—	—
Tangible assets disposals	—	—
Financial assets disposals	55,875	8

Disposals of long term assets	55,875	8

Capital increase	232	212
Others Shareholders’ equity increase (paid in capital)	44,422	38,952

Shareholders’ equity increase	44,654	39,164

Loans increase	4,288	5,231

Total source of funds	131,478	64,916

USE OF FUNDS
Acquisitions of intangible assets	6,073	1,309
Acquisitions of tangible assets	3,369	1,439
Acquisitions of financial assets	9,180	7,542

Acquisitions of long term assets	18,622	10,290

Decrease of shareholders’ equity	53,640
Financial loans reimbursement	15,777	16,888

Total Use of funds	88,039	27,178

A — Changes in operating capital — Resource surplus (Need)	43,439	37,738

Inventory
Advances and deposit	133	788
Accounts receivable and other receivables	(15,970)	5,470
Prepaid expenses	10,285	3,069

Changes in current assets — Sub-total	(5,552)	9,327

Accounts payable, accrued wages and taxes and other liabilities	(4,682)	(2,982)
Deferred revenue	35	623

Changes in liabilities — Sub-total	(4,647)	(2,359)

I — Net changes in operating needs — Surplus (Need)	(10,199)	6,968
Others receivables	1,210	(1,255)
Others payables	(128)	42
II — Net changes in non operating needs — Surplus (Need)	(1,338)	1,297

B — Changes in operating capital need (I + II) — Surplus (Need)	€(11,537)	€8,265

C — CHANGES IN CASH (A + B) — Increase (Decrease) of the year	€31,902	€46,003

Cash increase (Decrease)	31,902	46,003
Loans increase (Decrease)

BUSINESS OBJECTS S.A

FIVE YEAR SUMMARY FINANCIAL INFORMATION
(In euros, except capital data and average number of employees)

	2002	2003	2004	2005	2006

1. Capital at year-end
Capital stock, par value	6,346,323	9,490,369	9,592,177	9,530,375	9,742,499
Number of ordinary shares issued	63,463,234	94,903,697	95,921,766	95,303,749	97,424,988
Number of preferred shares
Maximum number of shares to be created in the future
By conversion of bonds
By exercise of subscription rights	8,212,696	16,320,041	13,907,065	11,536,454	11,331,359
2. Operations and income for the year
Total product revenues	206,998,440	205,345,660	187,900,224	207,589,071	229,244,351
Income before taxes, profit sharing, depreciation expense and provision	54,518,729	78,313,112	111,316,221	27,879,350	28,637,554
Income tax benefit (provision)	(16,705,389)	(18,676,526)	(34,404,320)	2,384,011	(3,758,196)
Required profit sharing	3,841,704	4,653,477	4,868,437	4,372,137	4,571,191
Income after taxes, profit sharing, depreciation expense and provision	27,970,763	56,696,886	66,354,226	6,966,090	12,814,304
Dividends distributed
3. Income per issued share
Income after taxes and profit sharing but before depreciation expense and provision	0.54	0.58	0.75	0.27	0.21
Income after taxes, profit sharing, depreciation expense and provision	0.44	0.60	0.69	0.07	0.13
Dividends distributed per share
4. Personnel
Average number of employees	788	724	673	669	642
Total payroll and social charges	46,837,249	45,433,684	47,558,019	45,676,695	48,454,217
Total social benefits	20,642,586	20,487,363	20,081,114	21,756,820	22,520,471

TEXT OF RESOLUTIONS SUBMITTED FOR APPROVAL TO THE ORDINARY AND
EXTRAORDINARY SHAREHOLDERS MEETING OF JUNE 5, 2007 OR,
TO JUNE 12, 2007, AS THE CASE MAY BE.

I.  Resolutions within the authority of the Ordinary Shareholders Meeting

First Resolution

Approval of the Company’s statutory financial statements for the year ended December 31, 2006

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors, the management report on the business and the situation of the Company for the year ended December 31, 2006, and the general report of the statutory auditors on the performance of their duties during this year,

RESOLVED, that the statutory financial statements of the Company for the year ended December 31, 2006, as presented, as well as the transactions reflected in these financial statements and summarized in these reports, are approved hereby,

RESOLVED, to approve, in accordance with the provisions of article 223 quater of the French General Tax Code (Code général des impôts), the non-tax deductible expenses referred to in article 39-4 of the French General Tax Code of taxable income amounting to 243,245 euros for the year ended December 31, 2006, as well as the tax borne by the Company due to this non-deductibility, representing 83,402 euros,

RESOLVED, in accordance with the provisions of article 223 quinquies of the French General Tax Code, to acknowledge that no expenses referred to in article 39-5 of the French General Tax Code were incurred during the year.

Second Resolution

Approval of the Company’s consolidated financial statements for the year ended December 31, 2006

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors, the management report on the business and the situation of the Business Objects group for the year ended December 31, 2006, and the report of the statutory auditors on the consolidated financial statements,

RESOLVED, that the consolidated financial statements of the Business Objects group for the year ended December 31, 2006, as presented, as well as the transactions reflected in these financial statements and summarized in these reports, are approved hereby.

Third Resolution

Allocation of the Company’s earnings for the year ended December 31, 2006

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors, of the management report on the business and the situation of the Company for the year ended December 31, 2006, and of the general report of the statutory auditors,

WHEREAS, this general meeting has noted that the profit for the year ended December 31, 2006, stands at 12,814,304.13 euros,

RESOLVED, that the above-mentioned profit be allocated:

•	up to 15,032.22 euros to the legal reserves, bringing such reserves to 974,249.88 euros,

•	up to 12,799,271.91 euros to the retained earnings account, bringing such account to 248,235,801.62 euros,

In accordance with the provisions of article 243 bis of the French General Tax Code, the shareholders noted that no dividends were paid for the last three years.

Fourth Resolution

Renewal of the term of office of Mr. Arnold Silverman, as a Director of the Company

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors,

WHEREAS, this general meeting noted that the term of office of Mr. Arnold Silverman as a Director of the Company shall expire at the end of this general meeting,

RESOLVED, to renew the appointment of Mr. Arnold Silverman as Director of the Company, for a period of three years which will expire at the end of the ordinary shareholders meeting called to approve the financial statements for the year ended December 31, 2009.

Fifth Resolution

Renewal of the term of office of Mr. Bernard Charlès, as a Director of the Company

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors,

WHEREAS, this general meeting noted that the term of office of Mr. Bernard Charlès as Director of the Company shall expire at the end of this general meeting,

RESOLVED, to renew the appointment of Mr. Bernard Charlès as a Director of the Company, for a period of three years which will expire at the end of the ordinary shareholders meeting called to approve the financial statements for the year ended December 31, 2009.

Sixth Resolution

Renewal of the term of office of Dr. Kurt Lauk, as a Director of the Company

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors,

WHEREAS, this general meeting noted that the term of office of Dr. Kurt Lauk as a Director of the Company shall expire at the end of this general meeting,

RESOLVED, to renew the appointment of Dr. Kurt Lauk as Director of the Company, for a period of three years which will expire at the end of the ordinary shareholders meeting called to approve the financial statements for the year ended December 31, 2009.

Seventh Resolution

Renewal of term of office of Mr. Carl Pascarella, as a Director of the Company

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors,

WHEREAS, this general meeting noted that the term of office of Mr. Carl Pascarella as a Director of the Company shall expire at the end of this general meeting,

RESOLVED, to renew the appointment of Mr. Carl Pascarella as Director of the Company, for a period of three years which will expire at the end of the ordinary shareholders meeting called to approve the financial statements for the year ended December 31, 2009.

Eighth Resolution

Approval of an additional annual amount of authorized director’ fees

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors,

RESOLVED, if one or more of the Twentieth to the Twenty-Fourth Resolutions of this general meeting are not approved, to increase the annual amount of authorized directors’ fees as set by the Eighth Resolution of the ordinary general meeting of shareholders of June 14, 2005, by the following amount in euros or the equivalent in U.S. dollars:

	Increase in Aggregate Annual Amount of
Number of Resolutions Approved	Director Fees

5	+€	0
4	+€	100,000
3	+€	200,000
2	+€	300,000
1	+€	400,000
0	+€	500,000

RESOLVED, that the annual amount of authorized directors’ fees, as increased, can be allocated to the directors of the Company for the year ended December 31, 2007 and for each future year, until the general meeting of shareholders resolves otherwise.

RESOLVED, that the Board of Directors is granted all powers to allocate such directors fees, in full or in part, and as it determines in its sole discretion.

Ninth Resolution

Ratification of regulated agreements

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

WHEREAS, this general meeting has reviewed the special report of the statutory auditors on the agreements governed by article L.225-42 of the French Commercial Code (Code de commerce),

RESOLVED, to ratify and expressly approve, pursuant to article L.225-42 of the French Commercial Code, the agreements contained in this report that have not been previously authorized by the Board of Directors.

Tenth Resolution

Appointment of Constantin Associés, as the Company’s new second alternate statutory auditors, as a replacement for Rouer, Bernard, Bretout, the Company’s new second regular statutory auditors

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors,

WHEREAS, this general meeting noted the resignation of BDO Marque & Gendrot, second regular statutory auditors, effective at the end of this general meeting, and the automatic appointment of the second alternate statutory auditors, Rouer, Bernard, Bretout, as the new second regular statutory auditors, effective at the end of this general meeting and until the end of its predecessor’s term, that is until the end of the ordinary shareholders meeting called to approve the financial statements for the year ended December 31, 2008.

RESOLVED, that Constantin Associés is hereby appointed as new second alternate statutory auditors, as a replacement for Rouer, Bernard, Bretout, until the end of its predecessor’s term that is until the end of the ordinary shareholders meeting called to approve the financial statements for the year ended December 31, 2008.

Eleventh Resolution

Authorization granted to the Board of Directors to repurchase shares of the Company

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors,

RESOLVED, that the Board of Directors is hereby authorized to repurchase, pursuant to the provisions of articles L.225-209 et seq. of the French Commercial Code, shares with a nominal value of 0.10 euro each, representing a maximum of 10% of the Company’s share capital, it being specified that the total number of treasury shares held by the Company shall not exceed 10% of the Company’s share capital.

The shares may be repurchased, upon a decision of the Board of Directors, in order to:

•	hold treasury shares in order to subsequently provide shares as consideration in the context of potential external growth transactions, in compliance with applicable securities regulations and stock market rules;

•	fulfill obligations related to stock option programs or other allocations of shares to employees or officers of the Company or of an affiliated company;

•	deliver shares upon the exercise of the rights attached to securities giving the right to shares of the Company;

•	manage the market making in the secondary market and the liquidity of the Company’s share price by an investment services provider through a liquidity agreement compliant with the ethics charter approved by the Autorité des Marchés Financiers;

•	cancel such repurchased shares, subject to the approval of a specific resolution by the extraordinary shareholders meeting;

•	implement any market practice which would become authorized by law or the Autorité des Marchés Financiers.

RESOLVED, that the shares may be purchased, sold, transferred or exchanged by any means, including on the open market or over-the-counter, as the case may be, or by way of derivative securities or warrants or securities giving access to the Company’s share capital or by implementation of optional strategies, at any time, in compliance with applicable regulations.

The part of the program that may be carried out through block trades is not limited.

RESOLVED, that the shares may be purchased, sold, transferred or exchanged, at any time, as decided by the Board of Directors.

The shareholders hereby set the maximum purchase price at 43 euros per share (excluding costs), or the U.S. dollar equivalent.

RESOLVED FURTHER, that, in the event that the Company effects a share capital increase by way of incorporation of premiums, reserves or profits, resulting in an increase in the nominal value of the shares or the creation and free allocation of shares, or effects a stock split or reverse stock split, the Board of Directors is granted full powers, to the extent necessary, to adjust the number of shares, as well as the purchase and sale prices mentioned above to take into account the effects of such transactions on the share price.

RESOLVED FURTHER, that, the maximum amount of funds dedicated to the implementation of the share purchase program shall not exceed 250 million euros, or the U.S. dollar equivalent.

RESOLVED FURTHER, that this authorization may be used by the Board of Directors for all treasury shares of the Company.

RESOLVED FURTHER, that in order to implement this authorization, full powers are granted to the Board of Directors, including the right to delegate to the Chief Executive Officer or, with his agreement, to one or several Deputy Chief Executive Officers, for the purpose of:

•	placing orders in or outside the market;

•	allocating or reallocating authorized shares pursuant to the authorized objectives, within the conditions set by applicable laws and regulations;

•	concluding all agreements, for purposes of, among other things, the maintenance of the purchases and sales registries;

•	filing all declarations and communications with the Autorité des Marchés Financiers and any other organizations;

•	carrying out all other formalities, and more generally, taking all necessary measures; and

•	setting terms and conditions to ensure the preservation of the rights of holders of securities giving access to the Company’s share capital and beneficiaries of options in accordance with regulatory provisions.

RESOLVED FURTHER, to grant all powers to the Board of Directors, if the law or the Autorité des Marchés Financiers decides to extend or fulfill the objectives authorized under share repurchase programs, in order to disclose to the public, within the conditions set by applicable laws and regulations, any changes in the program relating to the amended objectives.

This authorization shall remain valid for a maximum period of eighteen months from the date of this general meeting. It may also be used during a public tender offer and/or exchange offer, within the limits permitted by applicable regulations, and only to comply with an obligation to repurchase and deliver shares resulting from a commitment taken before the announcement of the tender offer and/or exchange offer.

It voids and replaces the previous authorization approved by the ordinary and extraordinary general meeting of shareholders of June 7, 2006 in its Twelfth Resolution.

The Board of Directors shall inform the shareholders of the transactions carried out by implementation of this authorization.

II.	Resolutions within the authority of the Extraordinary Shareholders Meeting

Twelfth Resolution

Authorization granted to the Board of Directors to reduce the Company’s share capital by cancellation of treasury shares

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors and the special report of the statutory auditors,

RESOLVED, pursuant to the provisions of articles L.225-209 et seq. of the French Commercial Code, that the Board of Directors is authorized hereby to reduce the share capital, on one or more occasions, by canceling all or part of the treasury shares held by the Company and acquired under a share repurchase program, provided that shares cancelled within any twenty-four month period may not exceed 10% of the Company’s share capital.

RESOLVED FURTHER, that the Board of Directors is authorized hereby to offset the difference between the repurchase price of the cancelled shares and their nominal value against any available issuance premiums and reserves,

RESOLVED FURTHER, that the Board of Directors is granted all powers to set the terms and conditions of such cancellations and, if necessary, to amend the Company’s articles of association and, more generally, to take all necessary measures.

This authorization shall remain valid for a maximum period of eighteen months from the date of this general meeting.

It voids and replaces the authorization previously approved by the extraordinary general meeting of shareholders of June 7, 2006 in its Thirteenth Resolution.

Thirteenth Resolution

Authorization granted to the Board of Directors to increase the Company’s share capital through the issuance of Ordinary Shares, with subscription reserved to the participants in the Company’s Employee Savings Plan

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors and the special report of the statutory auditors, pursuant to articles L.443-1 et seq. of the French Labor Code (Code du travail) and in accordance with articles L.225-138-1 and L.225-129-6 of the French Commercial Code,

RESOLVED, to authorize the Board of Directors to increase, on one or more occasions and in its sole discretion, the Company’s share capital up to a maximum nominal amount of 30,000 euros through issuances of shares reserved for the participants in the Employee Savings Plan (Plan d’Épargne d’Entreprise) of the Company and its French or foreign affiliates in accordance with article L.225-180 of the French Commercial Code and article L.444-3 of the French Labor Code (the “Members”), it being specified that this nominal amount does not include any adjustments that may be made in accordance with applicable legal and regulatory provisions.

This general meeting notes that the Company may makes sales of shares giving access to the share capital in accordance with the limits provided by law and this resolution.

RESOLVED FURTHER, that the subscription price shall be at least equal to the higher of the following prices:

•	80% of the average of the opening prices of the Company’s shares as quoted on the Eurolist by Euronexttm market over the twenty consecutive trading days preceding the day of the decision setting the opening date for subscription; or

•	85% of the closing price of the Company’s shares as quoted on the Eurolist by Euronexttm market on the last trading day preceding the day of the decision setting the opening date for subscription.

RESOLVED FURTHER, that if 85% of the Company’s closing share price cited above is greater than 100% of the average of the opening prices of the Company’s shares as quoted on the Eurolist by Euronexttm market over the twenty consecutive trading days preceding the day of the decision to set the opening date for subscription, the subscription price will be equal to 100% of this average.

RESOLVED FURTHER, that the new shares will be subject to all provisions of the Company’s articles of association and shall become equivalent to existing shares from the effective date of their issuance.

RESOLVED FURTHER, that the Board of Directors may provide for the allocation free of charge, it being specified that the total benefit resulting from this allocation of shares through a matching contribution, or where applicable, through a discount on the subscription price, may not exceed the limits imposed by legal or regulatory provisions.

RESOLVED FURTHER, to waive, for the benefit of the Members, the preferential rights of the shareholders to subscribe to the new shares to be issued or other securities giving access to the share capital as well as to the securities to which the securities issued by virtue of this resolution give right,

RESOLVED FURTHER, that the Board of Directors will have full powers, with the right to delegate to the Chief Executive Officer or, with his agreement, to one or several Deputy Chief Executive Officers, to carry out this authorization and to set the amounts and conditions of the issuances realized pursuant to this authorization, or to defer or stay such a decision, as well as to decide the characteristics of the shares to be issued and, in particular, to set the subscription price, pursuant to the conditions set by this authorization, to set the dates, time limits and terms and conditions of the subscription, payment terms and delivery of the new shares and, if applicable, of other securities giving right to the share capital of the Company and to request, if necessary, the listing of these newly created securities on the Eurolist by Euronexttm market or another market.

RESOLVED FURTHER, that the Board of Directors will also have full powers, with the right to delegate to the Chief Executive Officer or, with his agreement, to one or several Deputy Chief Executive Officers, to note the completion of the share capital increases up to the number of shares actually subscribed, to take, either directly or by proxy, all measures and to carry out all formalities required for the share capital increase and to amend the Company’s articles of association accordingly, and at its own discretion and if it deems necessary, to offset the expenses of the capital increases with the premiums associated with such issuances and to deduct from this amount the sums necessary to increase the statutory reserve to one-tenth of the new share capital following each share capital increase and more generally, to take all necessary measures.

This authorization is valid for a period ending at the end of the annual meeting of shareholders called to approve the financial accounts of the year ended December 31, 2008.

Fourteenth Resolution

Delegation of powers granted to the Board of Directors to increase the Company’s share capital through the issuance of Ordinary Shares, with subscription reserved to the 2004 Business Objects S.A. Employee Benefits Trust under the 2004 International Employee Stock Purchase Plan

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors and the special report of the statutory auditors, pursuant to the provisions of articles L.225-129, L.225-129-1 and L.225-138 of the French Commercial Code,

RESOLVED, to decide the principle of one or several share capital increases up to a maximum nominal amount of 70,000 euros through issuances of shares of the Company, subscription to which is reserved to the 2004 Business Objects S.A. Employee Benefits Trust, it being specified that this nominal amount does not include any adjustments that may be made in accordance with applicable legal and regulatory provisions and any contractual provisions, if applicable, providing for other cases of adjustment to preserve the rights of the holders of securities or other rights giving access to the share capital.

RESOLVED FURTHER, to waive the preferential rights of the shareholders to subscribe to the Company’s new shares that would be issued by virtue of this resolution, and to reserve the subscription to such new shares to the 2004 Business Objects S.A. Employee Benefits Trust,

RESOLVED FURTHER, that for each subscription period, as defined by the 2004 International Employee Stock Purchase Plan, the subscription price of one share shall be at least equal to 85% of the lowest closing price of the Company’s shares as reported on the Eurolist by Euronexttm market on the first day of the given subscription period and the last day of such offering period, as such prices are published by Euronext Paris S.A. or such other publication that the Board of Directors deems reliable.

RESOLVED FURTHER, that the new shares will be subject to all provisions of the Company’s articles of association and will be equivalent to existing shares from the effective date of their issuance, and

RESOLVED FURTHER, that the Board of Directors is hereby delegated full powers, with the right to delegate to the Chief Executive Officer or, with his agreement, to one or several Deputy Chief Executive Officers, as provided by law, to execute the issuance as well as to defer or stay such a decision to it, and to set the amount of the issuances that will be realized by virtue of this delegation as well as the characteristics of the shares to be issued and, in particular, to fix the subscription price pursuant to the conditions set by this delegation, to fix the dates, time limits and terms and conditions of the subscription, payment, delivery and right to dividends of the issued shares, and to request, if necessary, the listing of the new shares on the Eurolist by Euronexttm market or another market.

RESOLVED FURTHER, that the Board of Directors is also hereby granted full powers, with the right to delegate to the Chief Executive Officer or, with his agreement, to one or several Deputy Chief Executive Officers, as provided by law, to note the completion of the share capital increases up to the number of shares actually subscribed, to take, either directly or by proxy, all measures and to carry out all formalities required for the share capital increase and to amend the Company’s articles of association accordingly, and at its own discretion and if it deems necessary, to offset the expenses of the capital increases against the premiums associated with such issuances and to deduct from this amount the sums necessary to increase the statutory reserve to one-tenth of the new share capital following each share capital increase and more generally, to take all necessary measures.

RESOLVED FURTHER, to approve the corresponding amendment to the 2004 International Employee Stock Purchase Plan.

This delegation is valid for a period of eighteen months following the date of this general meeting, provided that the issuance be executed during the maximum period of eighteen months following the date of this general meeting.

Fifteenth Resolution

Authorization granted to the Board of Directors to grant options to subscribe or to purchase Ordinary Shares of the Company and approval of the 2007 Stock Option Plan

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors and the special report of the statutory auditors, in accordance with articles L.225-177 et seq. of the French Commercial Code,

RESOLVED, that the Board of Directors is authorized under a new stock option grant program designated by the “2007 Stock Option Plan”, to grant, on one or more occasions and in its sole discretion, to employees and eligible directors and officers of the Company and its affiliates pursuant to the meaning given in article L.225-180 of the French Commercial Code, options to subscribe for or purchase the 2,500,000 shares of the Company with a nominal value of 0.10 euro each, being stipulated that that the ceiling referred to above does not include any adjustments that may be made in accordance with applicable legal and regulatory provisions to preserve the rights of the holders of options.

RESOLVED FURTHER, that the Board of Directors is authorized, for the first time in 2008, to increase, on one or more occasions per calendar year, the number of shares that may be subscribed for or purchased upon the exercise of stock options granted pursuant to the 2007 Stock Option Plan, within the annual limit of the lowest of the following amounts: (i) 2,500,000 shares with a nominal value of €0.10 each, (ii) the number of shares corresponding to 2.5% of the total number of the Company Ordinary Shares issued as of December 31 of the prior calendar year, and (iii) any lesser amount as determined by the Board of Directors, it being understood that in no event shall the total number of options outstanding give the right to subscribe to a total number of the Company Ordinary Shares in excess of one third of the Company’s share capital, in accordance with article L. 225-182 of the French Commercial Code and article 174-17 of the Decree of March 23, 1967. This authorization will expire on February 11, 2007.

RESOLVED FURTHER, that, in the case of options to subscribe for shares, the subscription price of one share shall be determined by the Board of Directors on the date of the grant of the option in accordance with the following:

(a) In the case of Incentive Stock Options granted to a U.S. resident beneficiary or a beneficiary subject to U.S. laws and regulations at the option grant date, who owns stock representing more than 10% of the voting rights of all classes of stock of the Company or any affiliates, to the extent such beneficiary is legally authorized to receive option grants, the subscription price per share shall be set in euros and shall not be lower than the higher of the two following prices: (i) 110% of the closing price reported on the Eurolist by Euronexttm market on the last trading day preceding the grant date, or (ii) 100% of the average opening prices reported on such market over the twenty trading days preceding the grant date; as reported by Euronext Paris S.A. or such other publication that the Board of Directors deems reliable.

(b) In the case of an Incentive Stock Option or Non-Statutory Stock Option granted to any beneficiary other than a beneficiary described in paragraph (a) above, the subscription price per share shall be set in euros and shall not be lower than the higher of the two following prices: (i) 100% of the closing price reported on the Eurolist by Euronexttm market on the last trading day preceding the grant date, or (ii) 100% of the average opening prices reported on such market over the twenty trading days preceding the grant date; as reported by Euronext Paris S.A. or such other publication that the Board of Directors deems reliable.

RESOLVED FURTHER, that, in case of options to purchase shares which were repurchased by the Company and held as treasury shares, the purchase price of one share shall be determined by the Board of Directors on the date of the grant of the option in accordance with the following:

(a) In the case of an Incentive Stock Option granted to a U.S. resident beneficiary or a beneficiary subject to U.S. laws and regulations who, at the option grant date, owns stock representing more than 10% of the voting rights of all classes of stock of the Company or any affiliates, to the extent such beneficiary is legally authorized to receive option grants, the purchase price per share shall be set in euros and shall not be lower than the higher of the three following prices: (i) 110% of the closing price reported on the Eurolist by Euronexttm market on the last trading day preceding the grant date, (ii) 80% of the average purchase price of the shares according to article L.225-179 of the French Commercial Code or (iii) 100% of the average opening prices reported on such market over the twenty trading days preceding the grant date; as reported by Euronext Paris S.A. or such other publication that the Board of Directors deems reliable.

(b) In the case of an Incentive Stock Option or Non-Statutory Stock Option granted to any beneficiary other than a beneficiary described in paragraph (a) above, the purchase price per share shall be set in euros and shall not be lower than the higher of the three following prices: (i) 100% of the closing price reported on the Eurolist by Euronexttm market on the last trading day preceding the grant date, (ii) 80% of the average purchase price of the shares according to article L.225-179 of the French Commercial Code or (iii) 100% of the average opening prices reported on such market over the twenty trading days preceding the grant date; as reported by Euronext Paris S.A. or such other publication that the Board of Directors deems reliable.

For purposes of this resolution, “Incentive Stock Option” shall mean an option intended to qualify as an incentive stock option under section 422 of the United States Internal Revenue Code of 1986, as amended, and “Non-Statutory Stock Option” shall mean an option which does not qualify as an Incentive Stock Option.

RESOLVED FURTHER, that the subscription and purchase price determined in accordance with the conditions set above shall not be amended during the term of the option, except if the Company implements changes in capitalization as defined in article L.225-181 of the French Commercial Code. In this case, the Board of Directors shall take all measures necessary to protect the interests of the option holders and, if applicable, adjust the initial conditions to subscribe and repurchase shares, according to the applicable laws and regulations, in order to reflect the change in capitalization. To this end, the Board of Directors may decide to suspend the exercise of the options.

RESOLVED FURTHER, that the term of the options may not exceed seven years from their grant date.

RESOLVED FURTHER, that the new shares will be subject to all provisions of the Company’s articles of association and will become equivalent to existing shares from the effective date of their issuance, and

RESOLVED FURTHER, that the Board of Directors is granted all powers to implement this resolution, including the following powers:

•	to draw up the list of option beneficiaries and the number of options granted to each of them, to set the terms and conditions under which the options are granted and exercisable, and set the subscription or purchase price, according to the price setting conditions decided by this resolution and within the limits set by law,

•	to carry out, by itself or through an attorney, all acts and formalities in order to finalize the capital increases that could be carried out pursuant to this resolution, amend the Company’s articles of association accordingly, and in general, carry out all formalities that are necessary to implement this resolution,

•	to limit or prohibit option exercise as well as the sale, the transfer or the conversion into bearer form, of shares acquired upon the exercise of options during certain periods or upon certain events, which the Board of Directors shall determine in its sole discretion,

•	to adopt the terms of the 2007 Stock Option Plan governing the options allocated under the terms of this present authorization and integrating the terms and conditions adopted by this Shareholders Meeting as well as those set by the Board of Directors at the time this authorization is used.

This authorization entails for the benefit of the holders of stock options, the waiver by the shareholders of their preferential subscription right to the new shares that will be issued as a result of the exercise of the options.

RESOLVED FURTHER, that this authorization is granted for a period of thirty-eight months following the date of this general meeting.

Sixteenth Resolution

Delegation of powers granted to the Board of Directors to increase the Company’s share capital through the issuance of Ordinary Shares, with subscription reserved to the Business Objects Employee Benefit Sub-Plan Trust under the 2001 Stock Incentive Sub-Plan

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors and the special report of the statutory auditors, pursuant to the provisions of articles L.225-129, L.225-129-I and L. 225-138 of the French Commercial Code,

RESOLVED, to decide the principle of one or several Company share capital increases up to a maximum nominal amount of 100,000 euros through issuances of shares of the Company, subscription to which is reserved to the Business Objects Employee Benefit Sub-Plan Trust, it being specified that this nominal amount does not include any adjustments that may be made in accordance with applicable legal and regulatory provisions and any contractual provisions, if applicable, providing for other cases of adjustment to preserve the rights of the holders of securities or other rights giving access to the share capital.

RESOLVED FURTHER, to waive the preferential rights of the shareholders to subscribe to the Company’s new shares that would be issued by virtue of this resolution, and to reserve the subscription to such new shares to the Business Objects Employee Benefit Sub-Plan Trust, and

RESOLVED FURTHER, the subscription price of one share shall be determined by the Board of Directors, with the right to delegate to the Chief Executive Officer or, with his agreement, to one or several Deputy Chief Executive Officers, as provided by law, and shall be at least equal to 100% of the closing price of the Company’s shares as reported on the Eurolist by Euronexttm market on the last trading day preceding the decision of the issuance of the shares, as such prices are published by Euronext Paris S.A. or such other publication that the Board of Directors deems reliable, and

RESOLVED FURTHER, that the new shares will be subject to all provisions of the Company’s articles of association and will be equivalent to existing shares from the effective date of their issuance, and

RESOLVED FURTHER, that the Board of Directors is hereby delegated full powers, with the right to delegate to the Chief Executive Officer or, with his agreement, to one or several Deputy Chief Executive Officers, as provided by law, to execute the issuance as well as to defer or stay such a decision to it, and to set the amount of the issuances that will be realized pursuant to this delegation as well as the characteristics of the shares to be issued and, in particular, to fix the subscription price pursuant to the conditions set by this delegation, to fix the dates, time limits, the terms and conditions of the subscription, payment, delivery and right to dividends of the issued shares, and to request, if necessary, the listing of the new shares on the Eurolist by Euronexttm market or another market.

RESOLVED FURTHER, that the Board of Directors is also hereby granted full powers, with the right to delegate to the Chief Executive Officer or, with his agreement, to one or several Deputy Chief Executive Officers, as provided by law, to note the completion of the share capital increases up to the number of shares actually subscribed, to take, either directly or by proxy, all measures and to carry out all formalities required for the share capital increase and to amend the Company’s articles of association accordingly, and at its own discretion and if it deems necessary, to offset the expenses of the capital increases against the premiums associated with such issuances and to deduct from this amount the sums necessary to increase the statutory reserve to one-tenth of the new share capital following each share capital increase and more generally, to take all necessary measures.

RESOLVED FURTHER to approve the corresponding amendments to the 2001 Stock Incentive Sub-Plan.

This delegation is valid for a period of eighteen months following the date of this general meeting, provided that the issuance be executed during the maximum period of eighteen months following the date of this general meeting.

Seventeenth Resolution

Authorization granted to the Board of Directors to allocate, free of charge, existing Ordinary Shares, or to issue, free of charge, new Ordinary Shares, to the employees and certain officers of the Company its subsidiaries

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors and the special report the statutory auditors, pursuant to the provisions of articles L.225-197-1 et seq. of the French Commercial Code,

RESOLVED, that the Board of Directors is hereby authorized to allocate (“Initial Allocation”), free of charge, on one or more occasions, new and/or existing free shares of the Company to those personnel that it chooses among the eligible employees and officers of the Company and to the Company’s subsidiaries as defined by article L. 225-197-2 of the French Commercial Code (together called the “Beneficiaries”), within the limit of 0.3% of the share capital as of the date of allocation of the shares by the Board of Directors, which amount does not include any adjustment that may be made pursuant to applicable legislative and regulatory provisions and, if applicable, to contractual provisions providing for other cases of adjustments, to preserve the rights of the holders of securities or other rights giving access to the share capital. To this end, the Shareholders Meeting authorizes the Board of Directors to increase the share capital, if necessary.

This authorization duly entails the waiver of the preferential subscription rights of the shareholders of the new shares that will be allocated, free of charge, and issued under this authorization, for the benefit of the Beneficiaries. The corresponding share capital increase will be realized by Definitive Allocation (as defined below) of the new shares to the Beneficiary.

RESOLVED, that the allocation of shares to their Beneficiaries will be definitive (“Definitive Allocation”) after a period of acquisition (“Period of Acquisition”) of a minimum of two years from the date of the Initial Allocation, except in case of invalidity of the Beneficiary corresponding to the classification in the second or third categories set forth in article L.341-4 of the French Social Security Code, the Beneficiary may definitively acquire the shares before the end of the Period of Acquisition.

RESOLVED, that the Beneficiaries must hold the shares during a holding period (“Holding Period”) of a minimum of two years from the date of Definitive Allocation; except in case of invalidity of the Beneficiary corresponding to the classification in the second or third categories set forth in article L.341-4 of the French Social Security Code, the Beneficiary may sell or transfer his/her shares before the end of the Holding Period, or if the Period of Acquisition has a minimum length of four years, in which case the Holding Period may be reduced or terminated.

RESOLVED FURTHER, that the Board of Directors is hereby granted full powers, to allocate free shares, determine namely the identity of the Beneficiaries and set the conditions and, at the case may be, the criteria of allocation of shares.

RESOLVED FURTHER, that the new shares will be subject to all provisions of the Company’s articles of association and will be equivalent to existing shares from the effective date of their issuance.

RESOLVED FURTHER, that the Board of Directors is hereby granted full powers, to implement this authorization and namely set the term and conditions of the issuances implemented pursuant to this authorization as well as the characteristics of the allocated shares.

RESOLVED FURTHER, that the Board of Directors is also hereby granted full powers to note the completion of the share capital increases up to the number of shares actually subscribed, to take, either directly or by proxy, all measures and to carry out all formalities required for the share capital increase and to amend the Company’s articles of association accordingly, to request, if necessary, the listing of the new shares on the Eurolist by Euronexttm market or another market and more generally to take all necessary measures.

It is noted that the Board of Directors will amend the rules of the Free Share Allocation Plan for the Initial Allocations effected by virtue of this authorization.

This authorization is valid for a period of thirty-eight months following the date of this general meeting.

The Board of Directors shall inform the general meeting of the allocation carried out pursuant to this authorization in accordance with legal requirements, particularly article L. 225-197-4 of the French Commercial Code.

Eighteenth Resolution

Delegation of authority granted to the Board of Directors to proceed with the issuance of warrants free of charge in the event of a public tender offer/exchange offer for the Company within the framework of a legal reciprocity clause

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required by law,

WHEREAS, this general meeting has reviewed the report from the Board of Directors,

RESOLVED, to delegate to the Board of Directors the authority to issue, on one or more occasions, warrants pursuant to articles L.233-32 and L.233-33 of the French Commercial Code allowing the subscription, with preferential conditions, to one or more shares of the Company, and to allocate them free of charge to all the shareholders of the Company, and to set the exercise conditions and terms of the warrants.

The maximum number of warrants which may be issued cannot exceed the number of shares making up the Company’s share capital at the time of the issuance of the warrants.

The maximum nominal amount of shares which can be issued may not exceed the ceiling of 12,500,000 euros. This ceiling does not take into account any adjustments which may be made in compliance with applicable French law or regulations, and, as the case may be, applicable contractual provisions providing for other cases of adjustments, to preserve the rights of holders of securities giving access to the Company’s share capital.

RESOLVED, to delegate to the Board of Directors full powers, with the right to sub-delegate, in accordance with applicable laws, to implement this delegation.

RESOLVED, that this resolution replaces the authorization given to the Board of Directors by the Ordinary Shareholders Meeting of June 7, 2006 in its twentieth resolution.

This delegation is valid for a period of eighteen months following the date of this general meeting. It may only be used in the event of a public tender offer/exchange offer for the Company, in France and/or abroad.

Nineteenth Resolution

Approval of the amendments of the Company’s articles of association to conform them to the new provisions of the French Commercial Code, as amended by French Decreeº 2006-1566 dated December 11, 2006, which modifies French Decree nº67-236 as of March 23, 1967 relating to Commercial Companies.

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors,

RESOLVED, to amend the third paragraph of article 18 of the Company’s articles of association as follows:

“The right to take part in a general meeting of shareholders, is justified by registration on behalf of the shareholder or of the registered intermediary on behalf of that shareholder pursuant to the seventh paragraph of the article L.228-1 of the French Commercial Code, by the third business day prior to the shareholder meeting at midnight, Paris time, either in the registered shares account held by the Company or in the bearer shares account held by the authorized intermediary. This registration of the shares in the bearer account held by the authorized intermediary is noted by the issuance of a shareholding certificate, enclosed with the proxy or with the request for an admission card provided with the name of the shareholder or on behalf of the shareholder represented by the registered intermediary.”

RESOLVED, that the rest of article 18 remains unchanged.

Twentieth Resolution

Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 45,000 Ordinary Shares reserved for Mr. Arnold Silverman

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors, the special report of the statutory auditors and the report of the special independent auditor (Commissaire aux avantages particuliers),

Now, therefore, in accordance with the provisions of articles L.225-138, L.228-91 et seq.  of the French Commercial Code, and subject to the approval by the ordinary shareholders meeting of the Fourth Resolution of this general meeting,

RESOLVED, to decide the issuance, on one or more occasions, of warrants giving the right to subscribe up to a maximum number of 45,000 new shares of a nominal value of 0.10 euros each. Subject to adjustments regarding the preservation of the warrant holders’ rights provided for by the applicable French statutory and regulatory provisions, and where applicable, contractual provisions providing for other cases of adjustments, the maximum nominal amount of the capital increase resulting from the exercise of the warrants is 4,500 euros.

RESOLVED FURTHER, to waive the preferential subscription right of the shareholders to subscribe to the warrants and to reserve the right to subscribe to such warrants to Mr. Arnold Silverman.

Pursuant to the provisions of the last paragraph of article L.225-132 of the French Commercial Code, this decision to issue the warrants also entails, for the benefit of the holder of such warrants, the waiver by the shareholders of their preferential subscription right to subscribe to the new shares to be issued upon the exercise of such warrants.

RESOLVED FURTHER, that the warrants must be exercised within a seven-year period following their issuance.

RESOLVED FURTHER, that the warrants will be granted free of charge to Mr. Arnold Silverman.

RESOLVED FURTHER, that the subscription price for a new share that may be issued upon the exercise of the warrants, fully payable upon exercise in cash on the date of subscription, will be equal to the closing price of the Company’s shares on the Eurolist by Euronexttm market on the trading day preceding the date of this general meeting.

RESOLVED FURTHER, to approve the special advantages granted to Mr. Arnold Silverman consisting of (i) the granting of these warrants free of charge and (ii) the benefit of a fixed exercise price per warrant.

RESOLVED FURTHER, that the new shares shall be subject to all provisions of the Company’s articles of association and shall become equivalent to existing shares from the effective date of their issuance.

RESOLVED FURTHER, to delegate to the Board of Directors full powers, with the right to sub-delegate in accordance with applicable laws, to decide to carry out the issuances as well as to defer or stay such a decision, including notably the power to:

•	determine the dates and terms of the issuance(s);

•	set the price, terms and conditions of such issuance of warrants and shares to be issued upon the exercise of the warrants within the limits set by this delegation;

•	carry out all necessary measures in order to protect the interests of the holders of warrants, in accordance with the applicable legal and regulatory provisions and, where applicable, contractual provisions providing for other cases of adjustments;

•	create a distinct class of warrant holders for each type of warrant with the same rights;

•	require, as the case may be, the repurchase of warrants;

•	suspend, where applicable, the exercise of the warrants during a period not to exceed three months;

•	acknowledge the completion of the share capital increases resulting from the exercise of the warrants; and

•	amend the Company’s articles of association accordingly and, in particular, article 6 of the Company’s articles of association in accordance with article 55 of Decree No. 67-236 of March 23, 1967 in order to indicate the identity of the beneficiary of the special advantages and the nature of such advantages and more generally, to take all necessary measures.

This authorization will remain effective for a period of one year from the date of this general meeting.

Twenty-First Resolution

Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 45,000 Ordinary Shares reserved for Mr. Bernard Charlès

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors, the special report of the statutory auditors and the report of the special independent auditor (Commissaire aux avantages particuliers),

Now, therefore, in accordance with the provisions of articles L.225-138, L.228-91 et seq.  of the French Commercial Code, and subject to the approval by the ordinary shareholders meeting of the Fifth Resolution of this general meeting,

RESOLVED, to decide the issuance, on one or more occasions, of warrants giving the right to subscribe up to a maximum number of 45,000 new shares of a nominal value of 0.10 euros each. Subject to adjustments regarding the preservation of the warrant holders’ rights provided for by the applicable French statutory and regulatory provisions, and where applicable, contractual provisions providing for other cases of adjustments, the maximum nominal amount of the capital increase resulting from the exercise of the warrants is 4,500 euros.

RESOLVED FURTHER, to waive the preferential subscription right of the shareholders to subscribe to the warrants and to reserve the right to subscribe to such warrants to Mr. Bernard Charlès.

Pursuant to the provisions of the last paragraph of article L.225-132 of the French Commercial Code, this decision to issue the warrants also entails, for the benefit of the holder of such warrants, the waiver by the shareholders of their preferential subscription right to subscribe to the new shares to be issued upon the exercise of such warrants.

RESOLVED FURTHER, that the warrants must be exercised within a seven-year period following their issuance.

RESOLVED FURTHER, that the warrants will be granted free of charge to Mr. Bernard Charlès.

RESOLVED FURTHER, that the subscription price for a new share that may be issued upon the exercise of the warrants, fully payable upon exercise in cash on the date of subscription, will be equal to the closing price of the Company’s shares on the Eurolist by Euronexttm market on the trading day preceding the date of this general meeting.

RESOLVED FURTHER, to approve the special advantages granted to Mr. Bernard Charlès consisting of (i) the granting of these warrants free of charge and (ii) the benefit of a fixed exercise price per warrant.

RESOLVED FURTHER, that the new shares shall be subject to all provisions of the Company’s articles of association and shall become equivalent to existing shares from the effective date of their issuance.

RESOLVED FURTHER, to delegate to the Board of Directors full powers, with the right to sub-delegate in accordance with applicable laws, to decide to carry out the issuances as well as to defer or stay such a decision, including notably the power to:

•	determine the dates and terms of the issuance(s);

•	set the price, terms and conditions of such issuance of warrants and shares to be issued upon the exercise of the warrants within the limits set by this delegation;

•	carry out all necessary measures in order to protect the interests of the holders of warrants, in accordance with the applicable legal and regulatory provisions and, where applicable, contractual provisions providing for other cases of adjustments;

•	create a distinct class of warrant holders for each type of warrant with the same rights;

•	require, as the case may be, the repurchase of warrants;

•	suspend, where applicable, the exercise of the warrants during a period not to exceed three months;

•	acknowledge the completion of the share capital increases resulting from the exercise of the warrants; and

•	amend the Company’s articles of association accordingly and, in particular, article 6 of the Company’s articles of association in accordance with article 55 of Decree No. 67-236 of March 23, 1967 in order to indicate the identity of the beneficiary of the special advantages and the nature of such advantages and more generally, to take all necessary measures.

This authorization will remain effective for a period of one year from the date of this general meeting.

Twenty-Second Resolution

Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 45,000 Ordinary Shares reserved for Dr. Kurt Lauk

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors, the special report of the statutory auditors and the report of the special independent auditor (Commissaire aux avantages particuliers),

Now, therefore, in accordance with the provisions of articles L.225-138, L.228-91 et seq.  of the French Commercial Code, and subject to the approval by the ordinary shareholders meeting of the Sixth Resolution of this general meeting,

RESOLVED, to decide the issuance, on one or more occasions, of warrants giving the right to subscribe up to a maximum number of 45,000 new shares of a nominal value of 0.10 euros each. Subject to adjustments regarding the preservation of the warrant holders’ rights provided for by the applicable French statutory and regulatory provisions, and where applicable, contractual provisions providing for other cases of adjustments, the maximum nominal amount of the capital increase resulting from the exercise of the warrants is 4,500 euros.

RESOLVED FURTHER, to waive the preferential subscription right of the shareholders to subscribe to the warrants and to reserve the right to subscribe to such warrants to Dr. Kurt Lauk.

Pursuant to the provisions of the last paragraph of article L.225-132 of the French Commercial Code, this decision to issue the warrants also entails, for the benefit of the holder of such warrants, the waiver by the shareholders of their preferential subscription right to subscribe to the new shares to be issued upon the exercise of such warrants.

RESOLVED FURTHER, that the warrants must be exercised within a seven-year period following their issuance.

RESOLVED FURTHER, that the warrants will be granted free of charge to Dr. Kurt Lauk.

RESOLVED FURTHER, that the subscription price for a new share that may be issued upon the exercise of the warrants, fully payable upon exercise in cash on the date of subscription, will be equal to the closing price of the Company’s shares on the Eurolist by Euronexttm market on the trading day preceding the date of this general meeting.

RESOLVED FURTHER, to approve the special advantages granted to Dr. Kurt Lauk consisting of (i) the granting of these warrants free of charge and (ii) the benefit of a fixed exercise price per warrant.

RESOLVED FURTHER, that the new shares shall be subject to all provisions of the Company’s articles of association and shall become equivalent to existing shares from the effective date of their issuance.

RESOLVED FURTHER, to delegate to the Board of Directors full powers, with the right to sub-delegate in accordance with applicable laws, to decide to carry out the issuances as well as to defer or stay such a decision, including notably the power to:

•	determine the dates and terms of the issuance(s);

•	set the price, terms and conditions of such issuance of warrants and shares to be issued upon the exercise of the warrants within the limits set by this delegation;

•	carry out all necessary measures in order to protect the interests of the holders of warrants, in accordance with the applicable legal and regulatory provisions and, where applicable, contractual provisions providing for other cases of adjustments;

•	create a distinct class of warrant holders for each type of warrant with the same rights;

•	require, as the case may be, the repurchase of warrants;

•	suspend, where applicable, the exercise of the warrants during a period not to exceed three months;

•	acknowledge the completion of the share capital increases resulting from the exercise of the warrants; and

•	amend the Company’s articles of association accordingly and, in particular, article 6 of the Company’s articles of association in accordance with article 55 of Decree No. 67-236 of March 23, 1967 in order to indicate the identity of the beneficiary of the special advantages and the nature of such advantages and more generally, to take all necessary measures.

This authorization will remain effective for a period of one year from the date of this general meeting.

Twenty-Third Resolution

Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 30,000 Ordinary Shares reserved for Mr. Carl Pascarella

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors, the special report of the statutory auditors and the report of the special independent auditor (Commissaire aux avantages particuliers),

Now, therefore, in accordance with the provisions of articles L.225-138, L.228-91 et seq.  of the French Commercial Code, and subject to the approval by the ordinary shareholders meeting of the Seventh Resolution of this general meeting,

RESOLVED, to decide the issuance, on one or more occasions, of warrants giving the right to subscribe up to a maximum number of 30,000 new shares of a nominal value of 0.10 euros each. Subject to adjustments regarding the preservation of the warrant holders’ rights provided for by the applicable French statutory and regulatory provisions, and where applicable, contractual provisions providing for other cases of adjustments, the maximum nominal amount of the capital increase resulting from the exercise of the warrants is 3,000 euros.

RESOLVED FURTHER, to waive the preferential subscription right of the shareholders to subscribe to the warrants and to reserve the right to subscribe to such warrants to Mr. Carl Pascarella.

Pursuant to the provisions of the last paragraph of article L.225-132 of the French Commercial Code, this decision to issue the warrants also entails, for the benefit of the holder of such warrants, the waiver by the shareholders of their preferential subscription right to subscribe to the new shares to be issued upon the exercise of such warrants.

RESOLVED FURTHER, that the warrants must be exercised within a seven-year period following their issuance.

RESOLVED FURTHER, that the warrants will be granted free of charge to Mr. Carl Pascarella.

RESOLVED FURTHER, that the subscription price for a new share that may be issued upon the exercise of the warrants, fully payable upon exercise in cash on the date of subscription, will be equal to the closing price of the Company’s shares on the Eurolist by Euronexttm market on the trading day preceding the date of this general meeting.

RESOLVED FURTHER, to approve the special advantages granted to Mr. Carl Pascarella consisting of (i) the granting of these warrants free of charge and (ii) the benefit of a fixed exercise price per warrant.

RESOLVED FURTHER, that the new shares shall be subject to all provisions of the Company’s articles of association and shall become equivalent to existing shares from the effective date of their issuance.

RESOLVED FURTHER, to delegate to the Board of Directors full powers, with the right to sub-delegate in accordance with applicable laws, to decide to carry out the issuances as well as to defer or stay such a decision, including notably the power to:

•	determine the dates and terms of the issuance(s);

•	set the price, terms and conditions of such issuance of warrants and shares to be issued upon the exercise of the warrants within the limits set by this delegation;

•	carry out all necessary measures in order to protect the interests of the holders of warrants, in accordance with the applicable legal and regulatory provisions and, where applicable, contractual provisions providing for other cases of adjustments;

•	create a distinct class of warrant holders for each type of warrant with the same rights;

•	require, as the case may be, the repurchase of warrants;

•	suspend, where applicable, the exercise of the warrants during a period not to exceed three months;

•	acknowledge the completion of the share capital increases resulting from the exercise of the warrants; and

•	amend the Company’s articles of association accordingly and, in particular, article 6 of the Company’s articles of association in accordance with article 55 of Decree No. 67-236 of March 23, 1967 in order to indicate the identity of the beneficiary of the special advantages and the nature of such advantages and more generally, to take all necessary measures.

This authorization will remain effective for a period of one year from the date of this general meeting.

Twenty-Fourth Resolution

Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 45,000 Ordinary Shares reserved for Mr. David Peterschmidt

WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

WHEREAS, this general meeting has reviewed the report of the Board of Directors, the special report of the statutory auditors and the report of the special independent auditor (Commissaire aux avantages particuliers),

Now, therefore, in accordance with the provisions of articles L.225-138, L.228-91 et seq.  of the French Commercial Code,

RESOLVED, to decide the issuance, on one or more occasions, of warrants giving the right to subscribe up to a maximum number of 45,000 new shares of a nominal value of 0.10 euros each. Subject to adjustments regarding the preservation of the warrant holders’ rights provided for by the applicable French statutory and regulatory provisions, and where applicable, contractual provisions providing for other cases of adjustments, the maximum nominal amount of the capital increase resulting from the exercise of the warrants is 4,500 euros.

RESOLVED FURTHER, to waive the preferential subscription right of the shareholders to subscribe to the warrants and to reserve the right to subscribe to such warrants to Mr. David Peterschmidt.

Pursuant to the provisions of the last paragraph of article L.225-132 of the French Commercial Code, this decision to issue the warrants also entails, for the benefit of the holder of such warrants, the waiver by the shareholders of their preferential subscription right to subscribe to the new shares to be issued upon the exercise of such warrants.

RESOLVED FURTHER, that the warrants must be exercised within a seven-year period following their issuance.

RESOLVED FURTHER, that the warrants will be granted free of charge to Mr. David Peterschmidt.

RESOLVED FURTHER, that the subscription price for a new share that may be issued upon the exercise of the warrants, fully payable upon exercise in cash on the date of subscription, will be equal to the closing price of the Company’s shares on the Eurolist by Euronexttm market on the trading day preceding the date of this general meeting.

RESOLVED FURTHER, to approve the special advantages granted to Mr. David Peterschmidt consisting of (i) the granting of these warrants free of charge and (ii) the benefit of a fixed exercise price per warrant.

RESOLVED FURTHER, that the new shares shall be subject to all provisions of the Company’s articles of association and shall become equivalent to existing shares from the effective date of their issuance.

RESOLVED FURTHER, to delegate to the Board of Directors full powers, with the right to sub-delegate in accordance with applicable laws, to decide to carry out the issuances as well as to defer or stay such a decision, including notably the power to:

•	determine the dates and terms of the issuance(s);

•	set the price, terms and conditions of such issuance of warrants and shares to be issued upon the exercise of the warrants within the limits set by this delegation;

•	carry out all necessary measures in order to protect the interests of the holders of warrants, in accordance with the applicable legal and regulatory provisions and, where applicable, contractual provisions providing for other cases of adjustments;

•	create a distinct class of warrant holders for each type of warrant with the same rights;

•	require, as the case may be, the repurchase of warrants;

•	suspend, where applicable, the exercise of the warrants during a period not to exceed three months;

•	acknowledge the completion of the share capital increases resulting from the exercise of the warrants; and

•	amend the Company’s articles of association accordingly and, in particular, article 6 of the Company’s articles of association in accordance with article 55 of Decree No. 67-236 of March 23, 1967 in order to indicate the identity of the beneficiary of the special advantages and the nature of such advantages and more generally, to take all necessary measures.

This authorization will remain effective for a period of one year from the date of this general meeting.

ANNEX A

REQUEST FOR INFORMATION FORM

BUSINESS OBJECTS S.A.
Registered office: 157-159 rue Anatole France
92300 Levallois-Perret
R.C.S. Nanterre B 379 821 994

ORDINARY AND EXTRAORDINARY
GENERAL MEETING OF SHAREHOLDERS ON JUNE 5, 2007 (1st call)
OR ON JUNE 12, 2007 (2nd call)

REQUEST FOR INFORMATION FORM

I, the undersigned,                                     residing at                                    , holder of           American Depositary Shares hereby request the sending of the documents and information concerning the mixed general meeting, as referred to in article R. 225-83 of the French Commercial Code.
Executed in                                    ,
On          .

Documents to be returned to:

A-1

Exhibit 1
THE COMPANY SAVING PLAN
AMENDMENT 2 TO THE PLAN DOCUMENT
Note: English version for information only – no legal value
PREAMBLE
a) The terms and conditions defined in this amendment 2 (the “Amendment”) cancel and replace in their entirety the Plan Document implemented on October 28, 1998;
b) This Amendment in no way affects the unavailability periods of blocked funds or the tax treatment of sums previously invested by Company employees under the applicable Plan Document.
Article 1 of the Amendment: Subject:
The purpose of this Amendment is to set forth the terms applicable to the capital increase reserved to Plan participants decided by the Chief Executive Officer on December 15, 2006, in compliance with the delegation of the Board meeting of November 9, 2006, hereafter the “Capital Increase”.
************************************************************************************************
COMPANY SAVINGS PLAN DOCUMENT
Business Objects S.A. (“the Company”), a joint-stock company governed by a board of directors, headquartered at 157- 159 Rue Anatole France, 92300 Levallois-Perret, registered with the Company and Trade Registry of Nanterre under number B 379 821 994 and represented by Mr. Stéphane Massas, acting in his capacity as Vice President of European Human Resources,
Has established, under the provisions of Title IV of Volume IV of the Labor Code,
A company savings plan (“the Plan”), intended to permit both current employees and those who have retired or taken early retirement from the Company to build a securities portfolio with Company assistance, subject to the provisions of this Plan Document.
RECITALS
The Plan is intended to give Company employees a stake in its development and growth by purchasing Company shares under preferential conditions and holding them through the Business Objects Actionnariat company investment fund.
Other investment vehicles, including Capi-Equilibre, a diversified company investment fund and Capi-Sécurité, a secure company investment fund, are also available to participants wishing to diversify their investments.
This Plan Document sets forth in particular the terms applicable to the Capital Increase reserved to Plan participants decided by the Chief Executive Officer on December 15, 2006, in compliance with the delegation of the Board meeting of November 9, 2006. The Company shares purchased in the scope of this offer will be subscribed to via the Business Objects Mars 2007 company investment fund, then promptly transferred to the Business Objects Actionnariat company investment fund.

1

TITLE I – ENROLLMENT IN THE PLAN
Article 1 –who is eligible
1.1	All Company employees are eligible to join the Plan after having been “legally employed” by the Company for at least three months. “Legally employed”, in accordance with Labor law, means being an employee of the company, without subtracting for periods of suspension of the employment contract for whatever reason.
1.2	Retired Company employees, including those having taken early retirement, who joined the Plan before their departure and remained in the Plan from that date by maintaining their investment, whether partially or totally, in the Plan, may continue to make contributions to the Capi-Sécurité and Capi-Equilibre multi-company funds.
1.3	No voluntary contribution, except for that of an elective profit-sharing distribution payment, may be made as of the date of departure from the Company for any reason other than retirement or early retirement.
Article 2 – Enrollment formalities
Monetary contributions as well as the transfer of Company shares to the Plan entitle an employee to all rights attached to full Plan participation.
2.1 – Optional enrollment
Every Plan beneficiary making a voluntary contribution to the Plan fills in a participation form provided by the Company. Participation is effective from date of deposit of the form with the Human Resources Department of the Company.
2.2 – Automatic enrollment
As the amounts distributed within the scope of the statutory profit-sharing scheme are required to be paid into the Plan under the Company statutory profit-sharing agreement, no formalities for individual participation are therein required.
TITLE II – PLAN CONTRIBUTIONS
Article 3 – Origin of Plan contributions
Contributions can be made to the Plan by:
- The employee’s share of the special reserve of the statutory profit-sharing scheme under the terms of the profit-sharing agreement;
- The voluntary contribution of the elective profit-sharing distribution payment under the terms of the elective profit-sharing agreement;
- Other individual voluntary contributions;
- Company matching contributions, if so granted;
- Company shares resulting from an exercise of options granted under the provisions of Article L. 225-177 or Article L. 225-179 of the Commercial Code;
- The income and investment earnings on Plan assets, as well as the dividend and other tax credits applicable thereto, except certain income and products of the shares resulting from the exercise of the foregoing mentioned options, i.e. the dividends, the avoir fiscal and the related tax credit and the cash resulting from the sale of the fractional rights under share capital increases by incorporation of profits, reserves and premiums.

2

Article 4 – Contribution Methods
4.1 – Statutory profit-sharing
Under the provisions of Article R. 442-10 of the Labor Code, the distribution of the statutory profit-sharing special reserve must be made to its beneficiaries before the first day of the fourth month following the closing of the fiscal year to which the distribution applies. After that date, the Company must calculate and add interest at a rate fixed by law to the profit-sharing payment. The interest must be paid at the same time as the principal and under the same conditions.
4.2 – Voluntary contributions
All Plan beneficiaries as defined under the clause 1.1 herein may make voluntary contributions to the Plan.
The total annual amount of the sums contributed by the Plan participant may not exceed the legal ceiling which, as of the date of this Plan Document, is one-quarter of the participant’s annual gross salary if an employee and one-quarter of the pension amount received per year if the participant is retired or has taken early retirement. Only voluntary contributions, defined as elective profit-sharing distribution amounts, regular and special contributions are taken into consideration for purposes of calculating the maximum annual contribution, not the other means of contribution.
4.2.1 – Elective profit-sharing distribution payment
Under the applicable Company elective profit-sharing agreement, the beneficiary of an elective profit-sharing plan may elect to contribute all or a part of his/her elective profit-sharing distribution payment.
4.2.2 – Regular contributions in the scope of annual savings plan
The employee participant may make voluntary contributions in the scope of an annual savings plan, wherein the participant fixes an annual contribution amount at the time of joining the Plan. The annual contribution amount may be increased or decreased at the beginning of each calendar year, and shall be equal to a minimum of 160.00 euros per year.
Contributions, divided into four parts, are automatically deducted from the employee’s salary the last month of each quarter. Contributions can nonetheless be suspended, increased or decreased in the course of the year, as long as the Human Resources department is notified before the 5th of the month of the relevant suspension, increase or decrease.
4.2.3 – Special contributions
4.2.3.1 -Independent of any regular contributions, a participant may make special contributions to the Plan.
Special contributions are possible at any time, either by check or by payroll deduction.
4.2.3.2 –If the participant makes a special contribution to the Plan within the scope of the Capital Increase, the amount of this contribution may not exceed:
(i) Either 10% of the gross salary paid to the participant between September 1st , 2006 and February 28, 2007, with the additional limitation that the authorized subscription amount is capped under section 423(b)(8) of the United States Internal Revenue Code of 1986, as amended;
(ii) Or the exchange value of 500 “parts” of the Business Objects Mars 2007 fund. The maximum number of “parts” of the Business Objects Mars 2007 fund to be purchased by the participant, within the limits set forth in (i) and (ii), is then multiplied by the total number of available

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shares in the scope of the offer and divided by the maximum number of Business Objects Mars 2007 fund “parts” to be purchased by all employees, within the limits set forth in (i) and (ii), and finally rounded down to a whole number.
4.2.4 – Contribution of Company shares resulting from the exercise of options
When the stock option beneficiary consents, subject to the conditions described under Article L. 225-177 or Article L. 225-179 of the Commercial Code, to use the holdings that s/he has under the Plan to exercise options, the resulting shares assigned to the participant are placed in the Plan.
Article 5 — income, dividend and other tax credits
The income and return on amounts placed in the Plan are automatically reinvested therein. The same applies to relevant dividend and other tax credits, for which a refund will be requested from the administration.
Notwithstanding the foregoing provisions, certain incomes or products of shares resulting from the exercise of options in accordance with the Article L 225-177 or Article L225-179 of the Commercial Code will not be reinvested in the Plan and will be paid to their owners. These incomes and products are dividends, the avoir fiscal and any other tax credit, as well as the cash resulting from the sale of the fractional rights under share capital increases by incorporation of profits, reserves and premiums.
TITLE III – ADMINISTRATION OF SUMS AND SHARES TO BE PAID INTO THE PLAN AND PARTICIPANT ASSETS
Article 6 – Investment Vehicles
6.1 – Investment of sums paid into the Plan
Sums paid into the Plan are used to purchase “parts”:
-	Of the Business Objects Actionnariat company investment fund, registered with the French securities and exchange commission (“AMF”) under number 07127, governed by Article L. 214-40 of the Monetary and Financial Code;

-	Of the Capi-Equilibre multi-company fund, registered with the French securities and exchange commission (“AMF”) under number 01538, governed by Article L. 214-39 of the Monetary and Financial Code;

-	Of the Capi-Sécurité multi-company fund, registered with the French securities and exchange commission (“AMF”) under number 03935, governed by Article L. 214-39 of the Monetary and Financial Code;

-	Of the Business Objects Mars 2007 multi-company fund currently in approval stages with the French securities and exchange commission (“AMF”) governed by Article L. 214-40 of the Monetary and Financial Code.
These funds together are referred to as the “Funds” herein.
The official Fund Document is available to all participants. All participants receive the relevant summary information.

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The administration of the funds is provided by:
- Fongépar Gestion Financière, a joint-stock company, headquartered in Paris at 10 Place de Catalogne registered with the Paris Trade Registry under number B451 419 774, as the portfolio management company;
- Ixis Investor Services, a limited company, headquartered in Arcueil (Val de Marne), 16 rue Berthollet, registered with the Créteil Trade Registry under number 438 992 406, as trustee.
- Fongépar a limited company headquartered in Paris, 10 Place de Catalogne registered with the Paris Trade Registry under number B 692 042 310 as the Plan administrator.
6.2 – Investment of Company shares placed into the Plan
The Company shares deposited into the Plan, as per the paragraph “Contribution of Company shares resulting from the exercise of options” from the “Methods of payment” article herein, are held in the individual securities accounts opened in the name of the participants, hereinafter “individual securities accounts”.
The share custodian is the Bank BNP PARIBAS Securities Services, , a joint-stock company with a capital of 165,279,835 euros, headquartered in Paris at 3 rue d’Antin, 75002 Paris, registered with the Paris Trade Registry under number 552 108 011.
Article 7 – Use of sums paid in and management of participant holdings
7.1 – Statutory profit-sharing plan special reserve
The participant chooses the Fund(s) into which his or her statutory profit-sharing distribution is paid. S/he in particular decides, where applicable, the allocation of the amounts between the various funds. If the administrator is not notified of the participant’s choice, the statutory profit-sharing distribution amount is automatically deposited into Capi-Sécurité.
7.2 – Elective profit-sharing distribution
When a beneficiary decides to invest all or a part of his elective profit-sharing distribution payment into the Plan, s/he chooses the Fund(s) into which the amounts will be deposited. S/he specifically decides, where applicable, the allocation of the amounts between the various funds. But if the administrator is not expressly notified of the participant’s choice, the statutory profit-sharing distribution amount won’t be deposited into the Plan but will be deposited into his/her account on which his/her salary is paid.
7.3 – Regular contributions
When a beneficiary decides to regularly contribute to the Plan, s/he may choose the fund(s) from the Capi-Equilibre and Capi-Sécurité funds. S/he specifically decides, where applicable, the allocation of the amounts between the various funds. If the administrator is not notified of the participant’s choice, the statutory profit-sharing distribution amount is automatically deposited into Capi-Sécurité. This assignment remains valid for the duration of the fiscal year.
7.4 – Special contributions
When a beneficiary decides to make a special contribution to the Plan, s/he chooses the fund(s) from among the Capi-Equilibre and Capi-Sécurité funds into which the amounts will be deposited. S/he specifically decides, where applicable, the allocation of the amounts between the various funds. If the administrator is not notified of his/her choice, the statutory profit-sharing distribution amount is automatically deposited into Capi-Sécurité.

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Nonetheless, if the participant makes a special contribution to the Plan in the scope of the Capital Increase, s/he may choose the fund(s) from among Business Objects Mars 2007, Capi-Equilibre and Capi-Sécurité into which the amounts will be deposited. S/he specifically decides, where applicable, the allocation of the amounts between the various funds.
7.5 – Arbitrage from one fund to another
Any bearer of “parts” of any one of the following three funds: Business Objects Actionnariat, Capi-Equilibre and Capi-Sécurité, may request the transfer of all or a part of his/her holdings in a fund to one of the other two funds, or to both, within the following guidelines:
- Arbitrage may be requested at any time. To be processed on the basis of a valuation price, the arbitrage request must be made via the Sesalis website by 3:00 pm at the latest the day before the valuation price is set;
- An arbitration may apply to holdings which are either available or blocked;
- No arbitrage of Business Objects Actionnariat “parts” can be processed if they have not been fully paid;
- No arbitrage of Business Objects Actionnariat “parts” can be processed if the sums paid to purchase these same “parts” were subject to an employer contribution as set forth in Article L. 443-7 of the Labor Code.
7.6 – Income, dividend and other tax credits
For each fund, the income and investment earnings on amounts placed in the funds, in addition to the dividend and other tax credits applicable thereto, are reinvested in the fund
The Company shares held in individual securities accounts, the income, dividends and applicable dividend tax credits are paid to the owners of the shares. Payments in kind (bonus shares or other amounts) are reinvested in the individual stock accounts.
Article 8 –participant assets
A portfolio manager keeps the accounts of Plan participants’ individual invested amounts. Each Plan participant is the holder of an account opened in the books of said portfolio manager. This account is updated upon each contribution or withdrawal.
Plan participants’ assets are expressed:
- In “parts” and, where applicable, in fractions thereof, in the company investment fund or a multi-company fund, with each fund “part” equaling the same value of holdings included in said fund. Each participant is the owner of a number of “parts” and fractions thereof purchased via the sums paid in his or her name;
- in Company shares.
Fongépar a limited company, whose head office is located in Paris at 10 Place de Catalogne, registered with the Paris Trade Registry under number B 692 042 310 serves as the portfolio manager for the Plan regarding the shares of the Company investment funds.
BNP PARIBAS Securities Services, a joint-stock company with a capital of 165,279,835 euros, headquartered in Paris at 3 rue d’Antin, 75002 Paris, registered with the Paris Trade Registry under number 552 108 011 serves as the portfolio manager for the Plan regarding the shares resulting from the exercise of the options.

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TITLE IV – UNAVAILABILITY AND PAYMENT
Article 9 – Unavailability of assets and requests for withdrawal
9.1 – Amounts paid into the Plan
Amounts paid into the Plan are unavailable before the expiration of a five-year period, counting from the first day of the fourth month of the fiscal year in which the amounts were paid into the Plan.
The transfer of blocked holdings from one investment vehicle to another within the Plan under the conditions described in the paragraph entitled “Arbitrage from one fund to another” from the article entitled “Use of sums paid in and management of participant holdings “of this Plan Document does not affect the remaining duration of legal unavailability.
The participant may request that the amounts be released before the expiration of the unavailability period under the exceptional circumstances set forth in Article le R. 442-17 of the Labor Code.
As of the date of signature of this Plan Document, such circumstances are defined as the following:
a) Participant’s marriage or signing of a domestic partnership agreement;
b) Birth of a child or arrival of a child in participant’s household for purposes of adoption when the household already includes two dependent children;
c) Divorce, separation or a dissolution of a domestic partnership agreement when formalized by a court decision assigning sole or shared custody of at least one child to the Plan participant;
d) Disability of participant, one of his/her children, a spouse or the person with whom s/he has entered into a domestic partnership agreement. This disability must fall within the definition provided in sections 2 and 3 of Article L. 341-4 of the Social Security Code and must be recognized by a decision of the Functional Commission on Counseling and Rehabilitation as per Article L. 323-11 or of the Regional Commission on Special Education if the disability rate reaches at least 80% and the person does not exercise any professional activity;
e) Death of the participant, a spouse or of the person with whom s/he has entered into the domestic partnership agreement;
f) Termination of the employment contract if the participant is an employee or termination of the term of office if the participant is a person mentioned in the third paragraph of Article L. 443-1 of the Labor Code;
g) Allocation of saved sums to: the creation or purchase of an industrial, commercial, craft or agricultural firm, by the participant, one of his/her children, a spouse or the person with whom s/he has entered into a domestic partnership agreement, either individually, or in the form of a company, as long as control is in fact exercised as per Article R. 351-43; the setting up of another non-wage-earning professional activity; or the purchase of partnership shares in a cooperative production society;
h) Allocation of saved sums to the purchase of or addition to a primary residence which creates a new livable area as defined in Article R. 111-2 of the Construction and Housing Code, as long as a construction permit or preliminary building declaration exists, or to the repair of the primary residence following damaged sustained in a natural disaster as so classified by ministerial order;
i) Participant’s excessive debt as defined in Article L. 331-2 of the Consumer Code, upon request addressed to the employer’s company savings plan administrator, either by the president of the Commission of Individual Excessive Debt, or by a court, when the release of the amounts held is deemed necessary to the participant’s discharge of debts.
The participant’s request must be made within six months of the event prompting the request, except in the case of employment termination; death of a spouse or the person with whom s/he has entered into a domestic partnership agreement; disability; or excessive debt, which may occur at any time.

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9.2 – Company shares contributed to the Plan
Company shares contributed to the Plan, as per paragraph 4.2.4 “Contribution of Company shares resulting from the exercise of options” from Article 4 herein entitled “Payment methods”, are unavailable before the expiration of a five-year period, counting from the date of the stock options exercise.
9.3 – Death of Plan participant
In case of the Plan participant’s death, his/her legal successors may request the liquidation of holdings.
Article 10 – Withdrawal of assets
Following expiration of the holding unavailability period, the participant may choose to request a withdrawal of all or a part of the holdings, or to stay in the Plan and continue to benefit from the advantages offered.
10.1 – Assets invested in the funds
For assets invested in the funds, requests for withdrawal are processed according to the procedures set forth in the fund regulations. In order to be processed on the basis of a valuation price, written requests accompanied by any necessary supporting documents, must be received no later than the day before the setting of the valuation price by the portfolio management company.
Early release of funds shall be made in a single payment of either part or all of the invested amounts, as directed by the employee.
10.2 – Company shares kept in individual stock accounts
For Company shares kept in individual stock accounts, withdrawal requests are sent to the depositary bank and are met by cash payment of the amount of the sale of the shares after deduction of applicable taxes and fees.
Article 11 – Employee departure
When a Plan account holder leaves the Company without asserting his/her rights to release accounts or before the Company is able to liquidate all of participant’s holdings as of the departure date:
- The participant is furnished with a summary of his/her holdings to be filed in the company savings bankbook, separately listing the available holdings and including all necessary information to liquidate or transfer holdings;
The participant is asked to furnish the address where s/he shall receive the notices relevant to his accounts;
- The participant is informed of the necessary steps to inform the Plan of any change of address.
When the account holder cannot be reached at his/her last known address, the holdings to which s/he has claim are retained by the company savings plan administrator, which shall proceed to liquidate after expiration of the 30 years’ prescription and pay the amount thus obtained to the Treasury Department.

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TITLE V – INFORMATION, TAX AND SOCIAL REGIME, FEES
Article 12 – Participant Information
12.1 – How the Plan works
The staff members are informed of the existence and content of this Plan Document which is posted on the “Human Resources” Web site of the Company.
All new hires also receive a copy of this Plan Document.
This Plan Document is furnished to employees upon request.
Any modification to the Plan Document is communicated to all Plan participants and Company employees by being posted on the “Human Resources” Web site of the Company, and, at the case may be, also by sending of a release and/or a note.
A notice distributed to the beneficiaries wherein the nature and details of the offer are explained precedes every Company capital increase reserved to Plan participants.
12.2 – Position of assets, investment methods and miscellaneous information
12.2.1 –Individual account statements
Each participant receives an account statement indicating the breakdown of their assets and their availability date:
-	following each transaction (contribution, withdrawal or arbitrage);

-	at least once a year, on December 31.
12.2.2 — Voice response system
Plan participants may use voice response system to consult their individual account(s) and to obtain general information concerning the proposed investment vehicles, regulations and release of funds.
12.2.3 — Internet
Plan participants may use the Internet to consult their individual account(s) and to obtain general information concerning the proposed investment vehicles, regulations and release of funds. They may also use the Internet to withdraw their available holdings, in compliance with the specifics conditions defined by Fongépar.
12.2.4 – Fund management report
Each “part” holder receives at least once a year a fund management report on the activities of the previous year for each of the funds in which s/he has holdings. This report is first submitted to the approval of the Fund supervisory board

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Article 13 – Tax and social regime
Amounts paid into the Plan stemming from the special reserves for the statutory and elective profit-sharing schemes are not subject to personal income tax. Nor are these sums subject to the levies described in employment and social security legislation. They are, however, subject to the “CSG” (generalized social levy) and “CRDS” (social security debt reduction contribution) charges.
Moreover, under the reinvestment terms set forth in the articles entitled “Origin of Plan contributions” and “Income, dividend and other tax credits” of this Plan Document, the income and returns on amounts invested in the Plan, as well as the dividend and other tax credits applicable thereto are not subject to income tax.
Finally, capital gains on the holdings are not subject to income tax, but are subject to “CSG” (generalized social levy), “CRDS” (social security debt reduction contribution), and other social charges.
Article 14 – Plan administration fees
14.1 – Portfolio management fees
The portfolio management fees for Plan participants’ accounts are paid by the Company.
In case of corporate bankruptcy reorganization or liquidation, the fees will be payable by the participants.
14.2 – Other fees
In order to facilitate the savings of its participants, the Company pays:
-	the fund entry fees, except when due to arbitrage between funds;

-	Service charges, auditor’s fees, and brokerage fees for the Business Objects Actionnariat fund;

-	Custodial fees for Company shares.
Participants pay:
-	the fund entry fees when they are due to arbitrage orders between funds;

-	Service charges, auditor’s fees, and brokerage fees for Capi-Sécurité and Capi-Equilibre.
TITRE V – MISCELLANEOUS PROVISIONS
Article 15 – Conflict resolution
Any participant claim regarding the administration of the Plan should be forwarded to the Company, in writing, setting out the nature of the request. If the claim cannot be settled, the case will be heard before a court of competent jurisdiction.

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Article 16 – Entry into effect, duration, modifications and termination of plan
16.1 – Entry into effect and duration of Plan
This Plan Document shall take effect as of October 28, 1998. They are to apply for the duration of the fiscal year, and can be renewed by tacit agreement by fiscal year periods.
The fiscal year of the Plan begins January 1 and ends December 31. The first fiscal year will end December 31, 1999 and is therefore, exceptionally, of a longer duration.
16.2 – Modifications and termination of the Plan
The signatory of this Plan Document may modify or terminate the Plan. Any such decision is recorded through written amendment to the Plan Document. Modifications or termination shall take effect as per the conditions set forth in the amendment.
ARTICLE 17 – Consultation between labor and management
In conformity with Article L.443-1 of the Labor Code, the Plan Document was submitted to Company labor and management for their input. The Workers’ Council was consulted. The meeting minutes of the Workers’ Council meeting wherein its input was requested is annexed to this Plan Document.
ARTICLE 18 – Final clauses
Five original copies of the Plan Document and its annexes shall be, at the Company’s request, immediately deposited by registered letter, with the relevant Regional Labor, Employment and Continuing Education Department to which the Company is assigned.
In conformity with Article L.443-1 of the Labor Code, the Company labor-management was consulted on the proposed draft of this Amendment to the Plan Document, at least 15-days before its deposit.
************************************************************************************************
Article 2 of the Amendment: Coming into force
The Amendment will be effective as of December 19, 2006.
Stéphane Massas
VP European Human Resources
Executed in Levallois-Perret, December 19, 2006, in ten original copies

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Exhibit 2
BUSINESS OBJECTS S.A.
2004 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN,
adopted on June 10, 2004
as amended on June ___, 2007
          The following terms and conditions constitute the provisions of the 2004 International Employee Stock Purchase Plan of Business Objects S.A, as approved by the extraordinary general meetings of shareholders of June 10, 2004 and amended by the Board and/or the shareholders on October 21, 2004, June14, 2005, June 7, 2006, October 19, 2006 and June ___, 2007.
1. Purpose.
          The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to subscribe Shares through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.
2. Definitions.
(A) “Administrator” means the Board or any committee designated by the Board to administer the Plan pursuant to Section 14.
(B) “ADR” shall mean an American Depositary Receipt evidencing American Depositary Shares corresponding to Shares.
(C) “ADS” shall mean an American Depositary Share corresponding to Shares
(D) “Board” shall mean the Board of Directors of Business Objects S.A.
(E) “Code” shall mean the Internal Revenue Code of 1986, as amended.
(F) “Company” shall mean Business Objects S.A., a corporation organized under the laws of the Republic of France.
(G) “Compensation” shall mean all base straight time gross earnings and sales commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.
(H) “Custodian” shall mean Banque BNP Paribas, or any successor or successors thereto.
(I) “Depositary” shall mean the Bank of New York, or any successor or successors thereto.
(J) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan.
(K) “Employee” shall mean any individual who is an Employee of the Company or a Designated Subsidiary for tax purposes. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or a Designated Subsidiary. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave. The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date, determine (on a uniform and nondiscriminatory basis) that the definition of Employee will or will not include an individual if he or she: (1) has not completed at least two years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (2) customarily works not more than 20 hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (3) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (4) is an officer or other manager, or (5) is a highly compensated employee under Section 414(q) of the Code.
(L) “Enrollment Date” shall mean the first day of each Offering Period.
(M) “Exercise Date” shall mean the last day of each Offering Period.
(N) “Fair Market Value” means, as of any date, the closing sale price in euros for one Share (or the closing bid, if no sales were registered) as quoted on Eurolist by Euronext TM as reported in La Tribune, or such other source as the Administrator deems reliable, on the day of determination.
(O) “Offering Period” shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after May 1 and terminating on the first Trading Day on or after the following November 1, or commencing on the first Trading Day on or after November 1 and terminating on the first Trading Day on or after the following May 1, at the beginning of which an option may be granted and at the end of which an option may be exercised pursuant to the Plan. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.
(P) “Plan” shall mean this 2004 International Employee Stock Purchase Plan.
(Q) “Shares” shall mean ordinary shares of the Company with a nominal value of €0.10.
(R) “Subscription Price” shall mean an amount no less than 85% of the Fair Market Value of a Share on the Enrollment Date or 85% of the Fair Market Value of a Share on the Exercise Date, whichever is lower, provided the Subscription Price may be adjusted pursuant to Section 19. For countries with currencies denominated in other than the Euro (or tied to the Euro), the local currency equivalent of the Subscription Price will be determined using the actual conversion rate from local currency into Euro on the date the funds are transferred to the 2004 Business Objects S.A. Employee Benefits Trust. This date may or may not be the Exercise Date.
(S) “Reserves” shall mean the maximum number of Shares, which have been authorized for issuance under the Plan pursuant to Section 12 hereof.
(T) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting rights are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.
(U) “Trading Day” means a day on which the Eurolist by Euronext TM is open for trading.
(V) “Trust” shall mean the trust created by the Company under the Trust Agreement;
(W) “Trust Agreement” shall mean the trust agreement between the Company and the Trustee in favor of each of the Employees, attached hereto as Exhibit C.
(X) “Trustee” shall mean the trustee or trustees of the Trust.

3. Eligibility.
          (A) Any Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date shall be eligible to participate in the Plan, subject to the requirements of Section 5.
          (B) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to subscribe or purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to subscribe or purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company and its Subsidiaries would accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined with reference to the fair market value of the Shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.
4. Offering Periods.
          The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 each year, or on such other date as the Administrator shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Administrator shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.
5. Participation.
          (A) An eligible Employee may become a participant in the Plan by (i) completing a subscription agreement authorizing payroll deductions in the form determined by the Administrator and submitting it to the Company’s or a Designated Subsidiary’s payroll office (or their designee) prior to the applicable Enrollment Date, or (ii) following an electronic or other enrollment procedure prescribed by the Administrator.
          (B) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.
6. Payroll Deductions.
          (A) At the time a participant enrolls in the Plan pursuant to Section 5, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount, together with amounts contributed under the Company’s Plan d’Epargne d’Entreprise (the “Employee Savings Plan”), of no less than 1% and not to exceed ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.
          (B) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. After the last payday in an Offering Period such payroll deductions shall be transferred to the Trust as soon as practicable. Funds may be advanced by a Designated Subsidiary to the Trust, or by the Trust to the Company, as necessary or convenient under any applicable law or regulation. A participant may not make any additional payments into his or her account, either with the Company, a Designated Subsidiary, or the Trust.
          (C) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by (i) properly completing and submitting to the Company’s or Designated Subsidiary’s payroll office (or their designee), on or before a date prescribed by the Administrator prior to an applicable Exercise Date, a new subscription agreement authorizing the change in payroll deduction rate in the form provided by the Administrator for such purpose, or (ii) following an electronic or other procedure prescribed by the Administrator. The Administrator may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s or Designated Subsidiary’s receipt of the new subscription agreement unless the Company or Designated Subsidiary elects to process a given change in participation more quickly. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.
          (D) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(B) hereof, a participant’s payroll deductions may be decreased to 0%. Subject to Section 423(b)(8) of the Code and Section 3(B) hereof, payroll deductions shall recommence at the rate at the rate most recently elected by the participant at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.
          (E) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Shares issued under the Plan is disposed of, the participant must make adequate provision for the Company’s or Designated Subsidiary’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Shares. At any time, the Company or Designated Subsidiary may, if required by the laws of the country of residence of the participant, withhold from the participant’s compensation the amount necessary for the Company or Designated Subsidiary to meet applicable withholding obligations, including any withholding required to make available to the Company or Designated Subsidiary any tax deductions or benefits attributable to sale or early disposition of Shares by the Employee. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of Shares that a participant may subscribe during each Offering Period. Exercise of the option will occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10.
7. Grant of Option.
          On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to subscribe on the Exercise Date of such Offering Period (at the applicable Subscription Price) up to a number of Shares (in the form of ADSs) determined by dividing such Employee’s payroll deductions accumulated and transferred to the Trust on or prior to such Exercise Date by the applicable Subscription Price; provided that in no event shall an Employee be permitted to subscribe during each Offering Period more than 500 Shares, subject to adjustment as provided in Section 18 hereof; and provided further, that such subscription shall be subject to the limitations set forth in Sections 3(B) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.
8. Exercise of Option
          (A) With respect to each Exercise Date, the Company shall issue Shares to the Trust in accordance with Section 1.3 of the Trust, sufficient to meet its obligations to participating Employees under the Plan. Unless a participant withdraws from the Plan as provided in Section 10 hereof, notice of exercise of his or her option shall be deemed to have been given by the participant and his or her option for the subscription of Shares (in the form of ADSs) shall be exercised automatically by the Trustee on the Exercise Date, and the maximum number of full shares subject to such option shall be subscribed for such participant by the Trustee at the applicable Subscription Price with the accumulated payroll deductions in his or her account with the Trust. Per Company’s instruction, the Custodian issues the subscribed Shares and delivers them to the Depositary which converts the Shares into ADSs; provided, however, no Shares shall be subscribed which would result in the Employee receiving a fractional ADS; any payroll deductions accumulated in a participant’s account which are not sufficient to subscribe a full ADS shall be retained in the participant’s account for use in the subsequent

Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other funds left over in a participant’s account (whether due to withdrawal by the participant from the Plan pursuant to Section 10, termination of the Plan in accordance with Section 19, or otherwise) after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to subscribe ADSs hereunder is exercisable only by him or her.
          (B) Notwithstanding any contrary Plan provision, if the Administrator determines that, on a given Exercise Date, the number of Shares with respect to which options are to be exercised may exceed (i) the number of Shares that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of Shares available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion, provide that the Company will make a pro rata allocation of the Shares available for subscription on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to subscribe Shares on such Exercise Date, and (x) continue all Offering Periods then in effect, or (y) terminate any or all Offering Periods then in effect pursuant to Section 19. The Company may make pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.
9. Delivery
          As promptly as practicable after each Exercise Date on which a subscription of Shares occurs, the Company shall arrange the delivery of ADSs representing the Shares subscribed upon exercise of options by the Trustee for the participating Employees to the Trust.
10. Withdrawal; Termination of Employment
          (A) Under procedures established by the Administrator, a participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company’s payroll office (or its designee) a written notice of withdrawal in the form prescribed by the Administrator for such purpose, or (ii) following an electronic or other withdrawal procedure prescribed by the Administrator. All of the participant’s payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period will be automatically terminated, and no further payroll deductions for the subscription of ADSs will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant re-enrolls in the Plan in accordance with the provisions of Section 5.
          (B) Upon a participant’s ceasing to be an Employee for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant’s option will be automatically terminated; provided, however, that any payroll deductions held by the Trust in an individual account for an Employee shall be subject to the terms of such Trust. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.
          (C) A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or a Designated

Subsidiary or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.
11. Interest
          No interest shall accrue on the payroll deductions of a participant in the Plan.
12. SHARES
          (A) Subject to adjustment upon changes in capitalization of the Company as provided in Section 18, the maximum number of Shares which will be made available for sale under the Plan will be:
          - 3,000,000 Share per calendar year (“Special Limit”), being stipulated that the total number of shares issued during each calendar year under the sixteenth, the seventeenth, the eighteenth, the nineteenth and the twentieth resolutions of the Company’s shareholders meeting held on June 7, 2006 shall not exceed, for each concerned calendar year, 3% of the Company’s share capital as of December 31 of the previous calendar year (“General Limit”). This authorization will expire on December 7, 2007.
          - 700,000 Shares approved at extraordinary shareholders’ meetings on June ___, 2007. This authorization will expire on December ___, 2008.
          Capital increases to meet the Company’s obligations under the Plan shall be determined and approved at extraordinary shareholders’ meetings to be held at the same time as the annual shareholders’ meetings of the Company, as necessary.
          (B) The Board shall, subject to shareholders authorization, from time to time reserve and issue to the Trust a number of Shares sufficient to meet its obligations under the current Offering Period of the Plan. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Company shall distribute all of the Shares remaining available for subscription under the Plan to the Trust, which shall make an allocation as provided in Section 8(B).
          (C) The participant will have no interest or voting rights in Shares covered by his or her option until such option has been exercised.
          (D) ADSs to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse, or in street name to be deposited with a broker.
13. Administration
          The Plan shall be administered by the Board (or a committee thereof) or the board of directors of a participating Subsidiary (or a committee thereof), as the case may be. Such board or committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan with respect to any Employee of such Company or Subsidiary; provided, however, that any such construction, interpretation, application, determination and/or adjudication shall be subject to any terms, constructions, conditions, provisions, interpretations, determinations, adjudications, or decisions as may be adopted or made by the Administrator from time to time. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

14. Designation of Beneficiary
          (A) A participant, except for a participant who is an Employee of Business Objects (U.K) Ltd., Business Objects Software Ltd. and any other Designated Subsidiary incorporated in United Kingdom or in Ireland, may file a written designation of a beneficiary who is to receive any ADSs and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such ADSs and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.
          (B) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall cause such ADSs and/or cash to be delivered to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may cause such ADSs and/or cash to be delivered to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
          (C) All beneficiary designations under this Section 14 will be made in such form and manner as the Administrator may prescribe from time to time.
15. Transferability
          Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive ADSs under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.
16. Use of Funds
          All payroll deductions received or held by the Company or Subsidiary under the Plan for its Employees may be used by the Company or such Subsidiary, as the case may be, for any corporate purpose, and the Company or Subsidiary shall not be obligated to segregate such payroll deductions. Notwithstanding the preceding sentence, all payroll deductions transferred to and held by the Trust shall be used solely by the Trust as specified in the Trust Agreement attached hereto as Exhibit C. Until ADSs are issued under the Plan (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant will only have the rights of an unsecured creditor with respect to such ADSs.
17. Reports
          Individual accounts will be maintained for each participating Employee by the Company or the Designated Subsidiary as well as the Trust. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Subscription Price, the number of ADSs subscribed and the remaining cash balance, if any, for the period covered by such statement.
18. Adjustments Upon Changes in Capitalization
          (A) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, then the Administrator will adjust the number and class of Shares, which may be delivered under the Plan, the Subscription Price per Share, the number of Shares offered under the Plan which has not yet been subscribed, and the numerical limits of Section 7.
          (B) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period and the Plan will terminate immediately prior to the consummation of such proposed action and any and all accumulated payroll deductions will be returned to the participating Employees.
          (C) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”) or to cancel each outstanding right to subscribe and refund all sums collected from participants during the Offering Period then in progress. If the Administrator shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify each participant in writing, at least five (5) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to subscribe, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of ordinary shares for each Share held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares and the sale of assets or merger.
19. Amendment or Termination
          (A) The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19, no such termination can affect options previously granted under the Plan, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that the termination or suspension of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 and this Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company will obtain stockholder approval in such a manner and to such a degree as required.
          (B) Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator will be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the subscription of Shares for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.
          (C) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:
               (i) altering the Subscription Price for any Offering Period including an Offering Period underway at the time of the change in Subscription Price;
               (ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Administrator action; and
               (iii) allocating Shares.
Such modifications or amendments will not require stockholder approval or the consent of any Plan participants.
20. Notices.
          All notices or other communications by a participant to the Company or Designated Subsidiary under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company or Designated Subsidiary at the location, or by the person, designated by the Company or Designated Subsidiary for the receipt thereof.
21. Conditions Upon Issuance.
          Neither Shares nor ADSs or ADRs shall be issued with respect to an option unless the exercise of such option and the issuance and delivery of such ADSs or ADRs pursuant thereto, as well as the issuance of shares from the Company to the Trust and the transfer of shares from the Trust to the Employees, shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, French Commercial Code, and the requirements of any stock exchange upon which the Shares or ADSs may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
          As a condition to the exercise of an option, the Company or Trustee may require the person exercising such option to represent and warrant at the time of any such exercise that the ADSs are being subscribed only for investment and without any present intention to sell or distribute such ADSs if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
22. Term of Plan
          The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect until terminated under Section 19 hereof.
23. Governing Law and Jurisdiction
     This Plan shall be governed by and construed in accordance with the laws of the State of Delaware, except for that body of law pertaining to conflicts of laws.

Exhibit A
BUSINESS OBJECTS S.A.
2004 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
PARTICIPATION AGREEMENT

Original Application	Original Enrollment Date:
Change in Payroll Deduction Rate	Change Notice Date:
1.                                          hereby elects to participate in the Business Objects S.A. 2004 International Employee Stock Purchase Plan (the “International Employee Stock Purchase Plan”).
2. I hereby authorize the Company or any Designated Subsidiary of which I am an Employee to make payroll deductions from each paycheck in the amount of                      % of my Compensation on each payday (together with amounts contributed under the Company’s Employee Savings Plan, no less than 1% and not to exceed 10% during the Offering Period in accordance with the International Employee Stock Purchase Plan. Please note that only whole percentages are permitted.)
3. I understand that said payroll deductions shall be accumulated in order to exercise the option(s) granted to me pursuant to the International Employee Stock Purchase Plan and to purchase ADSs representing Shares at the applicable Purchase Price determined in accordance with the International Employee Stock Purchase Plan. I understand that if I do not elect to withdraw from an Offering Period, any accumulated payroll deductions will be used by the Trustee to automatically exercise my option.
4. I have received a copy of the complete International Employee Stock Purchase Plan. I understand that my participation in the International Employee Stock Purchase Plan is in all respects subject to the terms of the Plan (including, without limitation, the Trust Agreement, which is attached as Exhibit C thereto). I understand that the grant of the option by the Company under this Participation Agreement may be subject to obtaining shareholder approval of the International Employee Stock Purchase Plan, any Exhibit thereto and/or any amendment thereto.
5. ADSs purchased for me under the Employee Stock Purchase Plan should be issued in the name of (Employee Only):
6. I understand that, notwithstanding any other provision of this Participation Agreement or the International Employee Stock Purchase Plan:
     (A) neither the International Employee Stock Purchase Plan nor this Participation Agreement shall form any part of any contract of employment between the Company or any Designated Subsidiary and any Employees of any such company, and it shall not confer on any participant any legal or equitable rights (other than those constituting the Options themselves) against the Company or any Designated Subsidiary, directly or indirectly, or give rise to any cause of action in law or in equity against the Company or any subsidiary;
     (B) the benefits to participants under the Plan shall not form any part of their wages, pay or remuneration or count as wages, pay or remuneration for pension fund or other purposes except if applicable for tax purposes;
     (C) in no circumstances shall any Employee on ceasing to hold his or her office or employment by virtue of which he or she is or may be eligible to participate in the International Employee Stock Purchase Plan be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan, which he might otherwise have enjoyed, whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise.

     (D) the Company expressly retains the right to terminate the International Employee Stock Purchase Plan at any time and that I will have no right to continue to receive option grants under the International Employee Stock Purchase Plan in such event.
7. I understand that I may be subject to taxation as a result of my participation under the International Employee Stock Purchase Plan. I understand that although the basis for taxation may be calculated based upon the fair market value of the Shares at the exercise date, the Shares may/will not be deposited into my broker account on that day for at least 5 business days subsequent to the exercise date. I therefore understand that there may be a loss of value between the exercise date and the date Shares are deposited into my broker account., I have consulted any tax advisors in connection with my participation under the International Employee Stock Purchase Plan that I deem advisable, and have not relied on the Company for tax advice.
8. I understand that investment purchasing in Shares purchased under the International Stock Purchase Plan is not a risk free investment and is subject to a risk of loss in whole or part.
9. I hereby agree to be bound by the terms of the International Employee Stock Purchase Plan. The effectiveness of this Participation Agreement is dependent upon my eligibility to participate in the International Employee Stock Purchase Plan.
10. I hereby agree to permit (i) the Company or a Company agent to transfer my tax identification, address and other necessary personal information to a broker selected by the Company for the purpose of opening an International Employee Stock Purchase Plan related brokerage account in my name and ii) a broker selected by company to open said account. I consent to the transfer of the aforementioned personal information to any country as required by Company to administer the International Employee Stock Purchase Plan including, without limitation, the United States.
I UNDERSTAND THAT THIS PARTICIPATION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS I TERMINATE MY PARTICIPATION AS EVIDENCED BY ME SUBMITTING A NEW PARTICIPATION AGREEMENT WITH THIS SO INDICATED.

Employee’s Taxpayer
Identification Number (SS#):

Employer:

Employee’s Address:

Signature of Employee

Date:

Exhibit B
BUSINESS OBJECTS S.A.
2004 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
NOTICE OF WITHDRAWAL
The undersigned participant in the Offering Period of the Business Objects S.A. 2004 International Employee Stock Purchase Plan which began on            (the “Enrollment Date”) hereby notifies the Company or Designated Subsidiary that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company or Designated Subsidiary to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with the Company or Designated Subsidiary with respect to such Offering Period. The undersigned understands and agrees that his or her Option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of ADSs in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company or Designated Subsidiary a new Participation Agreement.

Name and Address of Participant:

Signature:

Date:

Exhibit C
BUSINESS OBJECTS S.A.
2004 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
2004 BUSINESS OBJECTS S.A. EMPLOYEE BENEFITS TRUST AGREEMENT
     This declaration of trust and trust agreement (the “Trust Agreement”) is made and entered into this 10th day of June 2004 by and between Business Objects S.A., a corporation organized under the laws of the Republic of France (the “Company”) and Allecon Stock Associates, a corporation organized under the laws of the State of Michigan, United States (the “Trustee”), in favor of each of the Employees. All terms not defined herein will have the meanings ascribed to them in the Company’s 2004 International Employee Stock Purchase Plan (the “Plan”).
RECITALS:
A. The shareholders of the Company formally authorized the Plan on June 10, 2004, pursuant to which the Employees will receive options to purchase ADS of the Company, corresponding to Shares of the Company.
B. On June 10, 2004, the shareholders of the Company also approved the establishment of the 2004 Business Objects S.A. Employee Benefits Trust (the “Trust”) as a fiscal intermediary and paying agent to facilitate implementation of the Plan.
     NOW, THEREFORE, the Company and the Trustee agree as follows:
ARTICLE 0
DEFINITIONS
(A) “ADR” shall mean an American Depositary Receipt evidencing American Depositary Shares corresponding to Shares.
(B) “ADS” shall mean an American Depositary Share corresponding to Shares
(C) “Board” shall mean the Board of Directors of Business Objects S.A.
(D) “Code” shall mean the Internal Revenue Code of 1986, as amended.
(E) “Company” shall mean Business Objects S.A., a corporation organized under the laws of the Republic of France.
(F) “Custodian” shall mean Banque BNP Paribas, or any successor or successors thereto.
(G) “Depositary” shall mean the Bank of New York, or any successor or successors thereto.
(H) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.
(I) “Employee” shall mean any individual who is an Employee of the Company or a Designated Subsidiary for tax purposes. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or a Designated Subsidiary.

Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.
(J) “Exercise Date” shall mean the last day of each Offering Period.
(K) “Plan” shall mean the 2004 International Employee Stock Purchase Plan.
(L) “Shares” shall mean ordinary shares with a nominal value of €0.10, of the Company.
(M) “Reserves” shall mean the maximum number of Shares, which have been authorized for issuance under the Plan pursuant to Section 12 thereof.
(N) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting rights are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.
(O) “Trust” shall mean the trust created by the Company under the Trust Agreement;
ARTICLE I
CREATION AND FUNDING OF TRUST
     I.1 Creation of Trust. The 2004 Business Objects S.A. Employee Benefits Trust (the “Trust”) is hereby created. Company hereby appoints the Trustee, and irrevocably grants, assigns, transfers, conveys and delivers to the Trustee, and the Trustee hereby accepts, any and all property as specified in Section 1.2, in trust for the use and purposes hereinafter stated, and the Trustee agrees to and does hereby accept the foregoing property subject to such Trust.
     I.2 Initial Funding. Concurrently with the execution of this Trust Agreement, the Company is conveying to the Trust twenty-five (25) dollars.
     I.3 Contributions of the Company. From time to time, the Company shall issue Shares (to be transferred by the Custodian to the Depositary which will convert the Shares into ADSs and shall deliver to participating Employees in the form of ADRs or to a broker in the form of ADSs) and/or cash to the Trust in such amounts and at such times as required for the Company to fulfill its obligations under the Plan and this Trust Agreement. Such Share or cash, when contributed to the Trust, shall be used and applied by the Trustee in accordance with the terms of this Trust Agreement.
     I.4 Contributions of Payroll Deductions. From time to time, as required by and in accordance with the terms of the Plan, the Company and/or any of its Subsidiaries shall contribute to the Trust the accumulated payroll deductions of the Employees to be applied towards the exercise of options held by such Employees.
ARTICLE II
EMPLOYEE ACCOUNTS
     II.1 Individual Accounts. The Trustee shall establish and maintain on its books a separate account for each participating Employee. All contributions of payroll deductions pursuant to Section 1.4 by the Company shall be allocated to individual accounts within the Trust on the basis of each Employee’s accumulated payroll deduction for the relevant offering period under the Plan.
     II.2 Application of Funds in Individual Accounts. The cash contributed to the individual accounts shall be applied to exercise the options of the Employees in accordance with the terms of the Plan.

ARTICLE III
DISTRIBUTIONS
     III.1 Distributions of ADS to Employees. The Trustee shall as soon as practicable after the Exercise Date, exercise the options of each Employee in accordance with the terms of the Plan. Accordingly the Custodian shall issue the Shares and deliver them with the Depositary which shall convert the Shares into ADSs and shall deliver ADRs to each Employee, or ADSs to such Employee’s broker.
     III.2 Distributions of Payroll Deductions to the Company. The Trustee shall distribute the payroll deductions contributed pursuant to Section 1.4 to the Company in accordance with the terms of the Plan.
ARTICLE IV
NAME, DURATION AND TERMINATION OF TRUST
     IV.1 Name. This Trust shall be known as the “2004 Business Objects S.A. Employee Benefits Trust.”
     IV.2 Nature. This trust shall be a grantor trust within the meaning of the Code and shall be subject to the claims of the Company’s general creditors, to the extent that the assets of the Trust would be otherwise so subject.
     IV.3 Duration. This Trust shall be revocable and may be revoked by the Company at any time. Unless sooner revoked, it shall terminate at the earlier of: (a) twenty (20) years from the effective date of the Plan, or (b) upon the termination of the Plan and the satisfaction of all obligations thereunder.
     IV.4 Distributions by Trustee on Termination. Upon termination of the Trust, the Trustee shall distribute or apply any cash contributed pursuant to Section 1.3 to the Company, and any cash contributed pursuant to Section 1.4 in the individual accounts to the appropriate Employees; provided, however, that the Trustee may, but only on the advice of counsel, retain a reasonable sum for payment of or to provide for all known claims against and expenses of the Trust and the Trustee, but only from contributions made pursuant to Section 1.3.
ARTICLE V
PURPOSE OF TRUST AND LIMITATIONS OF TRUSTEE
     The sole purpose of this Trust is for use in the administration of the Plan. The Trust shall not be nor have the power to be an organization having as a purpose the carrying on of any trade or business. This Trust Agreement is not intended to create and shall not be interpreted as creating an association, partnership, joint venture or any other entity formed to conduct trade or business.
ARTICLE VI
POWERS OF THE TRUSTEE
     VI.1 General Powers. In addition to such powers as may from time to time be granted to the Trustee, the Trustee may take all such actions and is hereby granted such powers as may appear necessary or proper to comply with the laws of the appropriate jurisdictions and to effectuate and carry out the terms and purposes of the Trust Agreement. The Trustee shall hold legal and equitable title to all assets at any time constituting a part of the Trust and shall hold such assets in Trust to be administered and disposed of by the Trustee pursuant to the terms of this Trust Agreement for the benefit of the Employees or the Company as the case may be.
     VI.2 Specific Powers Exercisable by Trustee. The Trustee shall have the following specific powers, and the enumeration of such powers shall not be considered in any way to limit or control the power of the Trustee to act as specifically authorized in any other section or provision of this Trust Agreement:

          (A) To sell or otherwise dispose of any of the Trust Assets in exchange for the fair market value thereof.
          (B) To prosecute or defend litigation (in the name of the Trust, the beneficiaries, or otherwise) and to pay, discharge or otherwise satisfy claims, liabilities, and expenses and to pay all expenses incurred in connection therewith, to carry such insurance, as the Trustee shall determine, to protect the Trust and the Trustee from liability.
          (C) To invest any cash not yet available for distribution in accordance with the terms of this Trust Agreement in demand and time deposits in banks or savings institutions, short-term certificates of deposit, treasury bills, or money market account instruments. Any interest earned from such investments shall be applied towards payment of the Trustee’s compensation (determined pursuant to Section 9.1) or other expenses of the Trust. Notwithstanding the preceding sentence, if such interest is in excess of the amount required to compensate the Trustee or to pay any other expenses of the Trust, such excess shall be distributed to the Company.
          (D) While serving as Trustee to engage legal counsel for the benefit of the Trustee. The Company, however, shall be obligated to pay the fees and expenses of such counsel. In addition, the Trustee may engage such other consultants as the Trustee shall see fit to assist in the administration of the Trust, and such consultant’s fees shall also be the obligation of the Company.
ARTICLE VII
AMENDMENT OF TRUST AGREEMENT
     This Trust Agreement may be amended at any time and to any extent by a written instrument executed by the Trustee and the Company.
ARTICLE VIII
ACCEPTANCE BY TRUSTEE
     VIII.1 Acceptance of Appointment. The Trustee hereby accepts its appointment made in this Trust Agreement subject to the conditions enumerated below and agrees to act as Trustee pursuant to the terms hereof.
          (A) The Trustee shall in no case or event be liable for any damage caused by the exercise of its discretion as authorized in this Trust Agreement in any particular manner, or for any other reason, except gross negligence or willful misconduct, nor shall the Trustee be liable or responsible for forgeries or false impersonation.
          (B) If any controversy arises between the parties hereto or with any third person with respect to the subject matter of the Trust or its terms or conditions, the Trustee shall not be required to determine the same or take any action in the premises, but may await the settlement of any such controversy by final appropriate legal proceedings or otherwise as the Trustee may reasonably require.
          (C) The Trustee may utilize or be reimbursed only from the Trust assets contributed pursuant to Section 1.3 (to the extent that it is not directly paid by the Company) with respect to all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, or as attorneys’ fees and expenses) reasonably incurred by the Trustee in connection with the defense or disposition of any action, suit or other proceeding in which the Trustee may be involved or with which the Trustee may be threatened by reason of its being or having been a Trustee pursuant to this Trust Agreement, except with respect to any matter as to which the Trustee shall have been adjudicated to have acted in bad faith or with willful misfeasance, reckless disregard of its duties or gross negligence.

          (D) Notwithstanding any other provision of this Trust Agreement, the Trustee’s responsibility for payment of or provision for any claims against or liabilities or expenses of the Trust or the Trustee shall be limited to the property and assets in the Trust and shall be dischargeable only therefrom.
ARTICLE IX
TRUSTEE’S EXPENSES
     9.1 Trustee Compensation. The Trustee shall be entitled to such reasonable compensation for its services as shall be agreed upon in writing by the Company and the Trustee. To the extent the compensation and expenses of the Trustee are not paid directly by the Company, they shall be paid by the Trust pursuant to Section 6.2(c) or out of assets contributed pursuant to Section 1.3, or a combination thereof. Notwithstanding the preceding two sentences or any other provision of this Trust Agreement, if the Trustee is an Employee he or she shall receive no additional compensation for service as Trustee.
ARTICLE X
RESIGNATION AND REMOVAL OF TRUSTEE
     X.1 Trustee Resignation. The Trustee shall have the right to resign at any time upon fifteen (15) days written notice to the Company. Upon such resignation, the Company shall appoint a successor Trustee.
     X.2 Removal of Trustee. A Trustee may be removed and its duties terminated at any time, and its successor appointed, by the Company.
ARTICLE XI
GOVERNING LAW
     The Trust has been accepted by the Trustee and will be administered in the State of California, and its validity, construction and all rights hereunder, and the validity and construction of this Trust shall be governed by the laws of that State.
     All matters affecting the title, ownership and transferability of any security, whether created or held hereunder, shall be governed by all applicable federal, state, foreign securities laws.
ARTICLE XII
SEVERABILITY
     In the event any provision of this Trust Agreement or the application thereof to any person or circumstance shall be finally determined to be invalid or unenforceable to any extent, the remainder of this Trust Agreement , or the application of such provision to persons or circumstances other than those as to which it is determined to be invalid or unenforceable, shall not be affected thereby, and each provision of this Trust shall be valid and enforced to the fullest extent permitted by law.

ARTICLE XIII
COUNTERPARTS
     This Trust Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.
     IN WITNESS WHEREOF, the Company and the Trustee have executed this Trust Agreement on the day and year hereinabove first written.

“Company”	Business Objects S.A., a corporation organized under the laws of the Republic of France

By: Bernard Liautaud
President and Chief Executive Officer

“Trustee”	Allecon Stock Associates, a corporation organized under the laws of the State of Michigan, United States

By: James Mc Bride
President

Exhibit 3
BUSINESS OBJECTS S.A.
2007 STOCK OPTION PLAN
Adopted on June __, 2007
UNOFFICIAL TRANSLATION INTO ENGLISH FOR CONVENIENCE PURPOSES
     In conformity with the provisions of Articles L. 225-177 et seq. of the Law as defined herein, Business Objects S.A. adopted a plan for the grant to Beneficiaries (defined below) of options giving right by exercise to subscribe newly-issued shares of the Company or purchase existing shares of the Company. In furtherance of such decision the board of directors has adopted the Business Objects S.A. 2007 Stock Option Plan which was approved by the shareholders of the Company on June ___, 2007.
     The terms and conditions of the Plan are set out below.
1.	PURPOSES OF THE PLAN
     The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Beneficiaries and to promote the success of the Company’s business.
     Options granted under the Plan to U.S. Beneficiaries are intended to be Incentive Stock Options or Non-Statutory Stock Options, as determined by the Administrator at the time of grant of an Option, and shall comply in all respects with Applicable U.S. Laws.
2.	DEFINITIONS
     As used herein, the following definitions shall apply:
     (a) “Share” means an ordinary share of the Company.
     (b) “Director” means a member of the Board.
     (c) “ADR” means an American Depositary Receipt evidencing an American Depositary Share corresponding to one Share.
     (d) “Shareholder Authorization” means the authorization to grant Options given to the Board by the shareholders of the Company in an extraordinary general meeting held on June _, 2007.
     (e) “Optionee” means a Beneficiary who holds at least one outstanding Option.
     (f) “Change in Control” shall mean, and shall be deemed to have occurred if:
             (i) any person or entity, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities, or

             (ii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or
             (iii) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company’s assets to an entity other than an Affiliated Company.
     (g) “Code” means the United States Internal Revenue Code of 1986, as amended.
     (h) “Board” means the board of directors of the Company.
     (i) “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.
     (j) “Notice of Grant” means a written notice evidencing certain terms and conditions of an individual Option grant, subject to the terms and conditions of the Plan. The Notice of Grant is part of the Option Agreement.
     (k) “Beneficiary” means the Chairman of the Board (Président du Conseil d’administration), the Chief Executive Officer (Directeur général), the Deputy chief executive officers (Directeurs Généraux Délégués), and any Officers or other person employed by the Company or any Affiliated Company. Neither service as a Director nor payment of a director’s fee by the Company or an Affiliated Company shall be sufficient to constitute “employment” by the Company or an Affiliated Company.
     (l) “U.S. Beneficiary” means a Beneficiary of the Company or an Affiliated Company residing in the United States or otherwise subject to United States’ laws and regulations.
     (m) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
     (n) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
     (o) “Administrator” means the Board, as shall administer the Plan in accordance with Section 4 of the Plan, it being specified that pursuant to Article 11.3 of the by-laws of the Company, any board member who is eligible to receive Options is prohibited from voting on decisions to grant Options if such board member is the Beneficiary of such Options;
     (p) “Disability” means total and permanent disability.
     (q) “Incentive Stock Option” means any option granted only to U.S. Beneficiaries that intends to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
     (r) “Law” means the French Commercial Code.
     (s) “Applicable U.S. Laws” means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code in force in the United States of America.

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     (t) “Non-statutory Stock Option” means an Option which does not qualify as an Incentive Stock Option.
     (u) “Officer” means a Beneficiary who is an officer of an Affiliated Company, which is not incorporated under laws of France, within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
     (v) “Option” means a stock option granted pursuant to the Plan as adjusted from time to time in accordance with Section 11 of the Plan.
     (w) “Plan” means this 2007 Stock Option Plan, as amended from time to time.
     (x) “Option Exchange Program” means a program whereby outstanding Options are surrendered in exchange for options with a lower exercise price.
     (y) “Continuous Status as a Beneficiary” means that the employment relationship with the Company or any Affiliated Company is not interrupted or terminated. Continuous Status as a Beneficiary shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company or any Affiliated Company, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave. For purposes of U.S. Beneficiaries and Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by a U.S. Beneficiary shall cease to be treated as an Incentive Stock Option and shall be treated for U.S. tax purposes as a Non-statutory Stock Option.
     (z) “Company” means Business Objects S.A., a corporation organized under the laws of the Republic of France.
     (aa) “Affiliated Company” means a company related to the Company in accordance with the provisions set forth in Article L. 225-180 of the Law. As a reminder, as of the day of the adoption of the Plan:
—	companies of which at least one tenth (1/10) of the share capital or voting rights is held directly or indirectly by the Company;

—	companies which own directly or indirectly at least one tenth (1/10) of the share capital or voting rights of the Company; and

—	companies of which at least fifty percent (50%) of the share capital or voting rights is held directly or indirectly by a company which owns directly or indirectly at least fifty percent (50%) of the share capital of the Company.
     (bb) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.
     (cc) “Fair Market Value” shall be the closing sale price in euros for such Share (or the closing bid, if no sales were reported) as quoted on the Eurolist by Euronext TM or on such other Regulated Market on which the Shares are traded, on the last market trading day prior to the day of grant, as reported by Euronext Paris S.A., or such other source as the Administrator deems reliable.
     (dd) “Regulated Market” shall mean, as of any date, a stock exchange or system on which the Shares are traded which is a regulated market (“marché réglementé”) under Article L. 421-1 of the French Monetary and Financial Code.

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     (ee) “Election” shall mean an agreement regarding the United Kingdom National Insurance Liability.
     (ff) “Notification Date” shall mean the date at which the Company sent to the Optionees the Option grant and provides to the Optionees Option Agreement and, as the case may be, its exhibits, Election, acceptance form, information form and any other exhibit or form attached to the Option Agreement.
3.	STOCK SUBJECT TO THE PLAN
     Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and issued or allocated under the Plan is 2,500,000 Shares with a nominal value of 0.10 euro each, subject to adjustments. The Board is authorized, for the first time in 2008, to increase, on one or more occasions per calendar year, the number of Shares that may be subscribed for or purchased upon the exercise of Options granted pursuant to the Plan, within the annual limit of the lowest of the following amounts: (i) 2,500,000 Shares, (ii) the number of Shares corresponding to 2.5% of the total number of the Shares issued as of December 31 of the prior calendar year, and (iii) any lesser amount as determined by the Board.
     The Shareholder Authorization is valid for 38 months and will expire on August _, 2010.
     Notwithstanding the above, and pursuant to the Law, options issued and outstanding under all option plans of the Company may not give the right to subscribe for a total number of Company’ shares in excess of one-third of the Company’s share capital.
     If an Option should expire or become unexercisable for any reason, the unsubscribed or unpurchased Share which was subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.
4.	ADMINISTRATION OF THE PLAN

4.1	Procedure. The Plan shall be administered by the Administrator.
4.2     Powers of the Administrator. Subject to the provisions of the Law, the Shareholder Authorization, the Plan and U.S. Applicable Laws, the Administrator shall have the authority, in its discretion:
—	to determine the Fair Market Value of the Shares, in accordance with Section 2(cc) of the Plan;

—	to select the Beneficiaries to whom Options are granted hereunder;

—	to determine whether and to what extent Options are granted hereunder;

—	to determine the number of Shares to be covered by each Option granted hereunder;

—	to approve forms of agreement for use under the Plan;

—	to determine the terms and conditions, not inconsistent with the terms and conditions of the Plan, of any Options granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

—	to determine the vesting restriction and/or holding obligation applicable to the Options granted to the Chairman of the Board, the Chief Executive Officer or the Deputy chief executive officers;

—	to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;

—	to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans to the Plan established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

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—	to modify or amend the conditions and terms of each Option (subject to Section 13.3 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

—	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

—	to decide and institute an Option Exchange Program subject to the express approval of the Shareholders;

—	to determine the terms and restrictions applicable to Options, including without limitation to limit or prohibit the exercise of an Option as well as the sale or conversion into bearer form of Shares acquired pursuant to the exercise of an Option, during certain periods or upon certain events which the Administrator shall determine in its sole discretion; and

—	to make all other determinations deemed necessary or advisable for administering the Plan.
4.3     Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees, subject to the provisions of Article 13.3 of the Plan.
5.   LIMITATIONS
5.1     In the case of U.S. Beneficiaries, each Option shall be designated in the Notice of Grant either as an Incentive Stock Option or as a Non-Statutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value:
             (i) of shares subject to an Optionee’s Incentive Stock Options granted by the Company or any Affiliated Company, which
             (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Affiliated Company)
exceeds $100,000, such excess options shall be treated as Non-statutory Stock Options. For purposes of this Section 5.1, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value shall be determined as of the time of the grant.
5.2     Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s employment with the Company or any Affiliated Company, nor shall they interfere in any way with the Optionee’s right or the Company’s or Affiliated Company’s right, as the case may be, to terminate such employment at any time, with or without cause.
5.3     The following limitations shall apply to grants of Options to Beneficiaries:
             (i) No Beneficiary shall be granted, in any fiscal year of the Company, Options to subscribe or purchase more than 225,000 Shares.
             (ii) Notwithstanding the foregoing, the Company may also make additional grants of up to 450,000 Shares to newly-hired Beneficiaries.
             (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s share capital as described in Section 11.
             (iv) No Options may be granted to a shareholder who holds more than 10% of the Company’s share capital at the time of grant.

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5.4     Each Option granted under the Plan in respect of UK Beneficiaries, who are subject to UK Income Tax and Social Security withholding, shall only be granted provided that the Beneficiary enters into an Election with the Company or any Affiliated Company. The Election shall be in such form and contain such provision as the Board shall from time to time approve and as shall have been agreed with the Inland Revenue.
5.5     Other than as expressly provided hereunder, including Section 2(k) above, no member of the Board shall be eligible, in this sole position, to receive an Option under the Plan.
6.     TERM OF PLAN
     The Plan is effective and the Options may be granted under the Plan as of June ___, 2007, the date of the Shareholder Authorization. The Plan shall continue in effect until the earlier of June___, 2017 or when the Plan is terminated according to Section 13 of the Plan.
7.     TERM OF OPTION
     The term of each Option shall be stated in the Notice of Grant and must not exceed seven (7) years from the date of grant in accordance with the Shareholder Authorization. Notwithstanding the foregoing, Options granted to Beneficiaries of the United Kingdom Affiliated Company or Beneficiaries who are otherwise residents of the United Kingdom or who are subject to the laws of the United Kingdom and Options granted to Beneficiaries of the Ireland Affiliated Company or Beneficiaries who are otherwise residents of Ireland or who are subject to the laws of Ireland must not have a term exceeding seven (7) years less one (1) day from the day of grant.
8.     OPTION EXERCISE PRICE AND CONSIDERATION
8.1     Exercise Price
In the case of Options to subscribe to new Shares, the subscription price of one Share shall be determined by the Board on the date of the grant of the Option in accordance with the following:
(a)	In the case of Incentive Stock Options granted to a U.S. Beneficiary who, at the Option grant date, owns stock representing more than 10% of the voting rights of all classes of stock of the Company or any Affiliated Company, to the extent such Beneficiary is legally authorized to receive Option grants, the subscription price per Share shall be set in euros and shall not be lower than the higher of the two following prices: (i) 110% of the Fair Market Value, or (ii) 100% of the average of the opening prices reported on Eurolist by EuronextTM over the twenty trading days preceding the grant date, as reported by Euronext Paris S.A. or some other publication that the Board deems reliable.

(b)	In the case of an Incentive Stock Option or Non-Statutory Stock Option granted to any Beneficiary other than a U.S. Beneficiary, the subscription price per Share shall be set in euros and shall not be lower than the higher of the two following prices: (i) 100% of the Fair Market Value, or (ii) 100% of the average of the opening prices reported on Eurolist by EuronextTM over the twenty trading days preceding the grant date, as reported by Euronext Paris S.A. or some other publication that the Board deems reliable.
In case of Options to purchase existing Shares the purchase price of one Share shall be determined by the Board on the date of the grant of the Option in accordance with the following:
(a)	In the case of an Incentive Stock Option granted to a U.S. Beneficiary who, at the Option grant date, owns stock representing more than 10% of the voting rights of all classes of stock of the Company or

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any Affiliated Company, to the extent such Beneficiary is legally authorized to receive Option grants, the purchase price per Share shall be set in euros and shall not be lower than the higher of the three following prices: (i) 110% of the Fair Market Value, (ii) 80% of the average purchase price of the treasury shares according to article L. 225-179 of the Law or (iii) 100% of the average of the opening prices reported on Eurolist by EuronextTM over the twenty trading days preceding the grant date, as reported by Euronext Paris S.A. or some other publication that the Board deems reliable.
(b)	In the case of an Incentive Stock Option or Non-Statutory Stock Option granted to any Beneficiary other than a U.S. Beneficiary, the purchase price per Share shall be set in euros and shall not be lower than the higher of the three following price: (i) 100% of the Fair Market Value, (ii) 80% of the average purchase price of the treasury shares according to article L. 225-179 of the Law or (iii) 100% of the average of the opening prices reported on Eurolist by EuronextTM over the twenty trading days preceding the grant date, as reported by Euronext Paris S.A. or some other publication that the Board deems reliable.
8.2     Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.
8.3     Form of Consideration. The consideration to be paid for the Shares upon exercise of Options, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall not be modified after the date of grant) and shall consist entirely of an amount in Euros corresponding to the exercise price which may be paid namely by:
—	wire transfer;

—	check;

—	delivery to the Company of the Share sale proceeds required to pay the exercise price, in case of cash-less exercise; or

—	any combination of the foregoing methods of payment.
9.     EXERCISE OF OPTION
9.1     Procedure for Exercise; Rights as a Shareholder
     Any Option granted hereunder shall be exercisable,
(i)	subject to the signature by the Optionee of his/her Option Agreement and, as the case may be, its exhibits, Election, acceptance form, information form and any other exhibit or form attached to the Option Agreement on or before the 90th day from the Notification Date,

(ii)	according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.
     An Option may not be exercised for a fraction of a Share.

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     An Option shall be deemed exercised when the Company receives:
(i)	exercise instructions from the person entitled to exercise the Option:
—	either in form of a written notice of exercise (in accordance with the Option Agreement) together with a share subscription or purchase form (bulletin d’achat ou de souscription),

—	or according to an electronic procedure or any other procedure prescribed by the Administrator; and
(ii)	full payment for the Shares with respect to which the Options are exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Share issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.
     Upon exercise of Options in accordance herewith, the Shares issued to the Optionee shall be assimilated with all other Shares of the Company and shall be entitled to dividends for the fiscal year in which Options are exercised.
9.2     Termination of Employment. Upon termination of an Optionee’s Continuous Status as a Beneficiary during the term of the Options, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Options, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Options as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, Options shall remain exercisable for ninety (90) days following the Optionee’s termination of Continuous Status as a Beneficiary. In the case of an Incentive Stock Option, such period of time shall not exceed ninety (90) days from the date of termination, unless otherwise determined by the Administrator. If, at the date of termination, the Optionee is not entitled to exercise his or her Options, the Shares covered by the unexercisable Options shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Options within the time specified by the Administrator, the Options shall terminate, and the Shares covered by such Options shall revert to the Plan.
9.3     Disability of Optionee. In the event that an Optionee’s Continuous Status as a Beneficiary terminates, during the term of the Options, as a result of the Optionee’s Disability, the Optionee may exercise his or her Options at any time within six (6) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Options as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her Options, the Shares covered by the unexercised Options shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Options within the time specified herein, the Options shall terminate, and the Shares covered by such Options shall revert to the Plan.
9.4     Death of Optionee. In the event of the death of an Optionee during the term of the Options, the Options may be exercised at any time within six (6) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Options by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Options at the date of death (and in no event later than the expiration of the term of such Options as set forth in the Notice of Grant). If, at the time of death, the Optionee was not entitled to exercise his or her Options, the Shares covered by the unexercised Options shall immediately revert to the Plan. If, after death, the Optionee’s estate or a person who acquired the right to exercise the Options by bequest or inheritance does not exercise the Options within the time specified herein, the Options shall terminate, and the Shares covered by such Options shall revert to the Plan.

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10.     NON-TRANSFERABILITY OF OPTIONS AND SHARES
     An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.
     The Administrator may restrict the right of an Optionee to sell, convert into bearer form, or otherwise dispose of the Shares acquired upon exercise of the Option. In accordance with the Law, such restriction may not exceed three (3) years from the exercise date.
11.     CHANGES IN SHARE CAPITAL, DISSOLUTION, MERGER OR ASSET SALE
11.1   Changes in share capital. In the event of the carrying out by the Company of any of the financial operations pursuant to Articles L 225-181 and R 225-137 and seq.of the Law, such as:
—	any issuance of shares or securities giving access to the share capital of the company when the shareholders’ preferential subscription right is maintained,

—	capitalization of reserves, profits, issuance premiums and distribution of free shares,

—	distribution of reserves in cash or portfolio securities,

—	modification in the distribution of benefits,

—	capital reduction, and

—	repurchase of its own Shares at a price higher than market value, pursuant to Article R 225-138 of the Law, the Administrator shall implement measures that are protective of the Beneficiaries’ rights pursuant to the conditions prescribed by Article L 228-99 of the Law and the applicable regulatory provisions.
     The number of Shares which have been authorized for issuance under the Plan shall be proportionally adjusted as the case may be.
11.2     Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to which they would not otherwise be vested and exercisable. The possibility to exercise Options will be notified by the Administrator to the Beneficiary. Such notification shall provide the Beneficiary with information regarding the dissolution or liquidation process.
11.3     Change in Control. In the event of a Change in Control of the Company, each outstanding Options shall be assumed or new options or equivalent rights shall be granted by the successor corporation or an affiliated company of the successor corporation. The Administrator may, in lieu of such assumption or new grant, provide for the Optionee the right to exercise the Options as to which they would not otherwise be vested and exercisable. If the Administrator makes Options exercisable in lieu of assumption or new grant in the event of a Change in Control, the Administrator shall notify the Optionee that the Options shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Options will terminate upon the expiration of such period. For the purposes of this paragraph, the Options shall be considered assumed if, following the Change in Control, the Participant receives, with respect to each Option, the right to purchase, for each Share subject to the Options immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Shares or ADRs for each Share or ADR held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if

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such consideration received was not solely common stock of the successor corporation, or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of options or rights granted with respect to each Share subject to the Options, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Shares or ADRs in the merger or sale of assets within the limits set forth by the applicable laws and regulations.
12.     DATE OF GRANT
     The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option to a selected Beneficiary. A Notice of Grant shall be provided to each Optionee within a reasonable time after the date of such grant.
13.     AMENDMENT AND TERMINATION OF THE PLAN
13.1   Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.
13.2   Shareholder Approval. For the purpose of certain local laws, the Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Shares or ADRs is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
13.3   Effect of Amendment or Termination. No amendment, alteration or suspension of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. In addition, the termination of the Plan will only terminate the ability to continue to grant Options under the Plan, and will have no impact on the outstanding Options granted under the Plan or the ability of the Administrator to amend such Options consistently with the Plan terms and conditions.
14.   CONDITIONS UPON ISSUANCE OF SHARES
14.1   Legal Compliance. Shares shall not be issued pursuant to the exercise of Options unless the exercise of such Options and the issuance and delivery of such Shares shall comply with all relevant provisions of law including, without limitation, the Law, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable U.S. Laws and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.
14.2   Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Share is being subscribed only for investment and without any present intention to sell or distribute such Share if, in the opinion of counsel for the Company, such a representation is required.
15.   LIABILITY OF COMPANY
     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance of any Shares hereunder,

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shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained.
16.   INFORMATION OF THE OPTIONEE
     The Company shall inform the Optionee of the grant of Options by sending him/her the Notice of Grant to which a copy of the present Plan is attached. As of the time of receipt, the Optionee reviews all the documents sent by the Company and returns to it the signed forms as provided for in Article 9.1 above.
     In addition, the Company shall inform the Optionee within a reasonable time of any modifications of the conditions of the Options granted under the present Plan.
17.   RULE FOR CALCULATION OF APPLICABLE TIME LIMITS
     If the last calendar day of any time limit and any period mentioned in this Plan is not a French and U.S. business and trading day, the time limit shall be and the period shall end the last French and US business and trading day before.
18.   LAW, JURISDICTION AND LANGUAGE
     This Plan shall be governed by and construed in accordance with the laws of the Republic of France. The Tribunal de Grande Instance of Nanterre, or the court otherwise competent, shall have jurisdiction to determine any claim or dispute arising in connection herewith.
     The Plan has been adopted in the French language. As a result, only the French version shall prevail. Any version hereof drafted in another language is for information purposes only.

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Exhibit 4
BUSINESS OBJECTS S.A.
2001 STOCK INCENTIVE PLAN
SUBSIDIARY STOCK INCENTIVE SUB-PLAN
Amended and Restated Effective as of June __, 2007
     At the 2004 annual shareholders’ meeting, the shareholders of the Company approved the adoption of this Subsidiary Stock Incentive Sub-Plan as a sub-plan under the Company’s 2001 Stock Incentive Plan. The Subsidiary Stock Incentive Sub-Plan provides for the grant by the Trustee to Subsidiary Beneficiaries of Restricted Stock or Performance Shares (both as defined below) at the direction of the Subsidiary Administrator.
     The terms and conditions of the Subsidiary Stock Incentive Sub-Plan are set out below.
1. PURPOSES OF THE SUB-PLAN
     The purposes of this Sub-Plan are to enable the Subsidiaries to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Subsidiary Beneficiaries and to promote the success of the Company’s worldwide business.
2. DEFINITIONS
     Initially capitalized terms shall have the meanings set forth in Section 2 of the Parent Plan. In addition, the following definitions shall apply when used in this Sub-Plan:
     (a) “Award” means, individually or collectively, a grant under the Sub-Plan of Restricted Stock, or Performance Shares.
     (b) “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Sub-Plan. The Award Agreement is subject to the terms and conditions of the Sub-Plan and the Parent Plan.
     (c) “Awarded Stock” means the shares subject to an Award.
     (d) “Parent Plan” means the 2001 Stock Incentive Plan, as amended from time to time.
     (e) “Performance Share” means a performance share Award granted to a Subsidiary Beneficiary pursuant to Section 8.
     (f) “Restricted Stock” means Awards granted pursuant to Section 7 of the Sub-Plan.
      (g) “Shareholders’ Authorizations” means the authorizations of the shareholders of the Company relating to (i) the adoption of this Sub-Plan and/or (ii) the approval of the amendments to this Sub-Plan and/or (iii) the delegations of power granted to the Board to issue new Shares, with subscription reserved for the Trust.

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     (h) “Sub-Plan” means this Subsidiary Stock Incentive Sub-Plan authorized under the Parent Plan.
     (i) “Sub-Plan Trust” or “Trust” means the Business Objects Employee Benefit Sub-Plan Trust from which Awards may be issued to Subsidiary Beneficiaries pursuant to this Sub-Plan and created under the trust agreement attached hereto as Exhibit A;
     (j) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code. A Subsidiary shall not include a company incorporated under the laws of France.
     (k) “Subsidiary Administrator” means the Board of Directors of each Subsidiary which shall administer this Sub-Plan with respect to Subsidiary Beneficiaries of that Subsidiary, or a designated committee which shall administer this Sub-Plan with respect to Subsidiary Beneficiaries of all Subsidiaries, in accordance with Section 4 of this Sub-Plan.
     (l) “Subsidiary Beneficiary” means any person employed by a Subsidiary. Neither service as a Subsidiary Director nor payment of a director’s fee by the Subsidiary shall be sufficient to constitute “employment” by the Subsidiary.
     (m) “Subsidiary Board” means the board of directors of a Subsidiary.
     (n) “Subsidiary Director” means a member of the board of directors of a Subsidiary.
     (o) “Trustee” means the trustee of the Sub-Plan Trust.
3. SHARES SUBJECT TO THE SUB-PLAN
3.1. New Shares.
Pursuant to the following Shareholders’ Authorizations, the Board is authorized to issue new Shares on one or more occasions to be subscribed by the Sub-Plan Trust for the purpose of granting Awards under the Sub-Plan within the following limits:
- Pursuant to the Shareholders’ Authorization of June 7, 2006, the maximum number of new Shares authorized to be issued to the Sub-Plan Trust is 3,000,000 Shares, having a nominal value of €0.10 each, per calendar year, provided however that the total number of Shares issued and/or allocated under the nineteenth and the twentieth resolutions of Company’s shareholders meeting held on June 7, 2006 shall not exceed 2,500,000 Shares, and provided further that the total number of Shares issued during each calendar year under the sixteenth, the seventeenth, the eighteenth, the nineteenth and the twentieth resolutions of the Company’s shareholders meeting held on June 7, 2006, shall not exceed, for each concerned calendar year, 3% of the Company’s share capital as of December 31 of the previous calendar year. This Shareholders’ Authorization of June 7, 2006 will expire on December 7, 2007.
- Pursuant to the Shareholders’ Authorization of June ___, 2007, the maximum number of new Shares authorized to be issued to the Sub-Plan Trust is 1,000,000 Shares, having a nominal value of €0.10 each. This Shareholders’ Authorization of June ___, 2007 will expire on December ___, 2008.

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3.2 Existing Shares. Pursuant to the shareholders’ authorizations approving the share repurchase program of the Company and authorizing the Board to allocate repurchased Shares to the Sub-Plan Trust for the purpose of granting Awards under the Sub-Plan, within the terms, conditions and limits of the share repurchase program and applicable laws, the Board may allocate repurchased existing Shares to be acquired by the Trust instead of the issuance and subscription of new Shares mentioned in section 3.1.
3.3 Forfeited or repurchased Award. If an Award is forfeited to or repurchased by the Trust, the forfeited or repurchased shares which were subject thereto shall either (i) become available for future grant or sale under the Sub-Plan to Subsidiary Beneficiaries of the same Subsidiary (unless the Sub-Plan has terminated), or (ii) at the direction of the Subsidiary Administrator, sold on a stock exchange with the proceeds paid to the Subsidiary.
3.4 Conversion into ADS. Shares shall be converted into Company ADSs after they have been subscribed by and issued to the Trust. Awards issued under the Sub-Plan shall cover such Company ADSs (and may be referred to as “shares” herein).
4. ADMINISTRATION OF THE SUB-PLAN
4.1 Procedure. The Sub-Plan shall be administered by the Trustee. With respect to such administration, the Trustee shall follow the directions of the Subsidiary Administrator.
4.2 Powers of the Subsidiary Administrator. Subject to the provisions of the Sub-Plan, U.S. Applicable Laws and other applicable laws, the Subsidiary Administrator shall have the authority, in their discretion, to instruct and direct the Trustee with respect to the following actions:
–	to select the Subsidiary Beneficiaries to whom Awards may be granted hereunder;

–	to determine whether and to what extent Awards are granted hereunder;

–	to determine the number of shares to be covered by each Award granted hereunder;

–	to approve forms of agreement for use under the Sub-Plan;

–	to determine the terms and conditions, not inconsistent with the terms and conditions of the Sub-Plan, of any Awards granted hereunder. Such terms and conditions include, but are not limited to, the purchase price (if any), vesting schedules (which may be performance based), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares relating thereto, based in each case on such factors as the Subsidiary Administrator, in their sole discretion, shall determine;

–	to determine whether and to what extent shares subject to an Award shall be distributed at a specific time after vesting;

–	to construe and interpret the terms of the Sub-Plan and Awards granted pursuant to the Sub-Plan;

–	to prescribe, amend and rescind rules and regulations relating to the Sub-Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under applicable tax laws;

–	to modify or amend each Award (subject to Section 15.3 of the Sub-Plan);

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–	to authorize the Trustee to execute on behalf of the Subsidiary any instrument required to effect the grant of an Award previously decided by the Subsidiary Administrator;

–	to determine the terms and restrictions applicable to Awards, including without limitation the sale of Shares acquired pursuant to an Award during certain periods or upon certain events which the Subsidiary Administrator shall determine in its sole discretion; and

–	to make all other determinations deemed necessary or advisable for administering the Sub-Plan.
4.3 Effect of Subsidiary Administrator’s Decision; Effect of Trustee’s Decision. The Subsidiary Administrator’s decisions, determinations and interpretations shall be final and binding on the Trustee, subject to the provisions of Section 15.3 of the Sub-Plan. The Trustee’s decisions, determinations and interpretations in accordance with the Subsidiary Administrator’s directions shall be final and binding on all Subsidiary Beneficiaries.
5. LIMITATION
5.1 Neither the Sub-Plan nor any Award shall confer upon a Subsidiary Beneficiary any right with respect to continuing the Subsidiary Beneficiary’s employment with the Subsidiary, the Company or any Affiliated Company, nor shall they interfere in any way with the Subsidiary or the Subsidiary Beneficiary’s right, as the case may be, to terminate such employment at any time, with or without cause.
6. TERM OF SUB-PLAN
6.1 The amended Sub-Plan is effective and Awards may be granted as of the date of the Sub-Plan’s approval by the Company’s shareholders on June 10, 2004. It shall continue in effect so long as the Parent Plan remains in effect, unless terminated earlier.
7. RESTRICTED STOCK.
7.1 Grant of Restricted Stock. Subject to the terms and conditions of the Sub-Plan, Restricted Stock may be granted by the Trustee to Subsidiary Beneficiaries at any time as shall be determined by the Subsidiary Administrator, in its sole discretion and as thereafter communicated to the Trustee. The Subsidiary Administrator shall have complete discretion to determine and instruct the Trustee as to (i) the number of shares subject to a Restricted Stock award granted to any Subsidiary Beneficiary, and (ii) the conditions that must be satisfied, which typically will include the signature by the Beneficiary of his/her Restricted Stock Award Agreement within 90 days from receipt by the Beneficiary of notification from the Subsidiary Human Resources manager of the Restricted Stock Awards Agreement and principally or solely on continued provision of services, but may include a performance-based component, upon which is conditioned the grant or vesting of Restricted Stock. Restricted Stock shall be granted by the Trustee in the form of units to acquire shares from the Trust. Each such unit shall be the equivalent of one share for purposes of determining the number of shares subject to an Award. Until the shares vest and are distributed from the Trust, the Trust shall hold the shares subject to an Award.

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7.2 Other Terms. The Subsidiary Administrator, subject to the provisions of the Sub-Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock granted by the Trustee pursuant to the Sub-Plan. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Subsidiary Administrator and communicated to the Trustee at the time the Restricted Stock is awarded. The Subsidiary Administrator and hence the Trustee may require the recipient to sign a Restricted Stock Award agreement as a condition of the Award. Any certificates representing the shares of stock awarded shall bear such legends as shall be determined by the Subsidiary Administrator and communicated to the Trustee.
7.3 Restricted Stock Award Agreement. Each Restricted Stock grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Subsidiary Administrator, in its sole discretion, shall determine and communicate to the Trustee; provided; however, that if the Restricted Stock grant has a purchase price, such purchase price must be paid no more than ten (10) years following the date of grant.
8. PERFORMANCE SHARES.
8.1 Grant of Performance Shares. Subject to the terms and conditions of the Sub-Plan, Performance Shares may be granted by the Trustee to Subsidiary Beneficiaries at any time as shall be determined by the Subsidiary Administrator, in its sole discretion and as thereafter communicated to the Trustee. The Subsidiary Administrator shall have complete discretion to determine and instruct the Trustee as to (i) the number of shares subject to a Performance Share award granted to any Subsidiary Beneficiary, and (ii) the conditions that must be satisfied, which typically will include the signature by the Beneficiary of his/her Restricted Stock Award Agreement within 90 days from receipt by the Beneficiary of notification from the Subsidiary Human Resources manager of the Performance Shares Awards Agreement and principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. Performance Shares shall be granted by the Trustee in the form of units to acquire shares from the Trust. Each such unit shall be the equivalent of one share for purposes of determining the number of shares subject to an Award. Until the shares vest and are distributed from the Trust, the Trust shall hold the shares subject to an Award.
8.2 Other Terms. The Subsidiary Administrator, subject to the provisions of the Sub-Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted by the Trustee pursuant to the Sub-Plan. Performance Shares grants shall be subject to the terms, conditions, and restrictions determined by the Subsidiary Administrator and communicated to the Trustee at the time the Performance Shares are awarded which may include such performance-based milestones as are determined appropriate by the Subsidiary Administrator. The Subsidiary Administrator and hence the Trustee may require the recipient to sign a Performance Shares Award agreement as a condition of the Award. Any certificates representing the shares of stock awarded shall bear such legends as shall be determined by the Subsidiary Administrator and communicated to the Trustee.

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8.3 Performance Share Award Agreement. Each Performance Share Award shall be evidenced by an agreement that shall specify such other terms and conditions as the Subsidiary Administrator, in its sole discretion, shall determine and communicate to the Trustee.
9. NON-TRANSFERABILITY OF AWARDS
     An Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the Subsidiary Beneficiary, only by the Subsidiary Beneficiary.
10. LEAVES OF ABSENCE.
     Unless the Subsidiary Administrator and Trustee provides otherwise or as otherwise required by Applicable U.S. Laws or other applicable laws, vesting of Awards granted hereunder shall cease commencing on the ninety-first day of any unpaid leave of absence and shall only recommence upon return to active service.
11. VOTING RIGHTS.
     The Trustee shall abstain from voting shares held in the Trust.
12. DIVIDENDS AND TAX CREDITS.
     Any dividends or tax credits applicable to Shares underlying Awards that are held in the Trust shall be distributed or forfeited at the same time as the underlying shares according to their vesting or distribution schedule.
13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE
13.1 Changes in share capital. In the event of the carrying out by the Company of a Company’s share capital change including but not limited to any of the following financial operations:
–	issuance of shares or securities giving access to the Company’s share capital when the shareholders preferential subscription right is maintained,

–	capitalization of reserves, profits, issuance premiums or the distribution of free shares (other than pursuant to this Sub-Plan or similar awards),

–	distribution of reserves in cash or portfolio securities,

–	capital reduction, and

–	repurchase of its own Shares at a price higher than market value, as described by the Law.
the Company and the Subsidiary Administrator shall effect an adjustment of the number and the price of the shares (if any) subject to Awards as to be appropriate and equitable or such other adjustment as may be determined to prevent diminution or enlargement of the Subsidiary

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Beneficiary’s rights hereunder. The Company shall issue to the Trust the number of Shares to carry out such adjustments within the limits defined by the Shareholder’s Authorizations.
     The number of Shares which have been authorized for issuance under the Sub-Plan as to which no Awards have yet been granted or which have been returned to the Sub-Plan upon cancellation or expiration of an Award shall be proportionately adjusted as the case may be.
13.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Trustee shall notify each Subsidiary Beneficiary as soon as practicable prior to the effective date of such proposed transaction. The Subsidiary Administrator in its discretion may direct the Trustee that any Trust repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that the vesting of any Award shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously vested, an Award will terminate immediately prior to the consummation of such proposed action.
13.3 Change in Control – Restricted Stock and Performance Shares. In the event of a Change in Control of the Company, each outstanding Restricted Stock and Performance Share award shall be assumed or an equivalent Restricted Stock or Performance Share award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (or a trust thereof). In the event that the successor corporation refuses to assume or substitute for the Restricted Stock or Performance Share award, the Subsidiary Beneficiary shall fully vest in the Restricted Stock or Performance Share award including as to shares which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock or Performance Share award shall be considered assumed if, following the Change of Control, the award confers the right to purchase or receive, for each share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received was not solely ordinary shares of the successor corporation, or its Parent, the Subsidiary Administrator and Trustee may, with the consent of the successor corporation, provide for the consideration to be received, for each share and each unit to acquire a share subject to the Award, to be solely ordinary shares of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of shares in the Change in Control.
14. DATE OF GRANT
     The date of grant of an Award shall be, for all purposes, the date on which the Trustee makes the determination granting such Award. Notice of the determination shall be provided to each Subsidiary Beneficiary within a reasonable time after the date of such grant.

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15. AMENDMENT AND TERMINATION OF THE PLAN
15.1 Amendment and Termination. The Subsidiary Administrator may at any time amend, alter, suspend or terminate the Sub-Plan.
15.2 Shareholder Approval. The Company shall obtain shareholder approval of any Sub-Plan amendment to the extent necessary and desirable to comply with applicable laws, rules or regulations, including the requirements of any exchange or quotation system on which the Shares or ADRs are listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable laws, rules or regulations.
15.3 Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Sub-Plan shall impair the rights of any Subsidiary Beneficiary, unless mutually agreed otherwise between the Subsidiary Beneficiary and the Subsidiary Administrator, which agreement must be in writing and signed by the Subsidiary Beneficiary and the Subsidiary Administrator.
16. CONDITIONS UPON ISSUANCE OF SHARES
16.1 Legal Compliance. Shares shall not be distributed from the Trust pursuant to an Award unless the delivery of such shares shall comply with all relevant provisions of law including, without limitation, the Law, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable U.S. Laws and the requirements of any stock exchange or quotation system upon which the shares may then be listed or quoted.
16.2 Investment Representations. As a condition to the grant or vesting of an Award or the Awarded shares, the Subsidiary Beneficiary may be required to represent and warrant that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if the Trustee and Subsidiary Administrator decide that such a representation is required.
17. LIABILITY OF COMPANY AND SUBSIDIARY
      The inability of the Trust to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Subsidiary Administrator to be necessary to the lawful distribution of any Shares hereunder, shall relieve the Company and the Subsidiary of any liability in respect of the Trust’s failure to distribute such Shares as to which such requisite authority shall not have been obtained.
18. LAW AND JURISDICTION AND LANGUAGE
      This Sub-Plan shall be governed by and construed in accordance with the laws of the nation in which the Subsidiary directing the Trustee to grant an Award has its principal place of business. This Sub-Plan has been drafted and approved in the English language.

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ANNEX A

TO THE BUSINESS OBJECTS S.A.
2001 STOCK INCENTIVE PLAN
SUBSIDIARIES STOCK INCENTIVE SUB-PLAN
BUSINESS OBJECTS EMPLOYEE BENEFITS SUB-PLAN TRUST
     WHEREAS, Business Objects S.A. (the “Company”) has adopted, and its shareholders have approved, the Subsidiary Stock Incentive Sub-Plan (the “Sub-Plan”), under the Company’s 2001 Stock Incentive Plan (the “Parent Plan”);
     WHEREAS, certain Subsidiaries of the Company, which are the signatories of this Sub-Plan Trust agreement (the “Trust Agreement”), would like to grant Awards under the Sub-Plan to their employees, defined as “Subsidiary Beneficiary(ies)” by the Sub-Plan;
     WHEREAS, the Sub-Plan contemplates the creation of a stand-alone trust, defined as “Sub-Plan Trust” or “Trust” by the Sub-Plan, from which Awards may be issued to Subsidiary Beneficiaries pursuant to the Sub-Plan;
     WHEREAS, the Sub-Plan contemplates that the Trustee of the Trust will administer the Sub-Plan in accordance with instructions received from the Subsidiary Administrator;
     WHEREAS, these Subsidiaries have appointed Allecon Stock Associates L.L.C. as trustee of the Trust (“Trustee”), and such company has agreed to serve in such capacity;
     WHEREAS, it is the intention of these Subsidiaries to contribute cash to the Trust to enable the Trust to subscribe for or acquire Shares;
     WHEREAS, the Company is authorized to issue new Shares reserved to the Trust and to allocate Shares to the Trust in compliance with its share repurchase program;
     WHEREAS, Shares subscribed or acquired by the Trust and converted into American Depositary Shares (“ADS” or “share”), will enable Trustee to satisfy Awards granted by Trustee to eligible Subsidiary Beneficiaries under the Sub-Plan in accordance with the directions of the Subsidiary Administrator;
     NOW, THEREFORE, the Subsidiaries, having signed this Trust Agreement and the Trustee (collectively the “Parties”) do hereby adopt the Trust and agree that the Trust shall be comprised, held and disposed of as follows:
     Section 1. Definitions. Initially capitalized terms herein are as defined in the Parent Plan and the Sub-Plan, except where otherwise defined herein
     Section 2. Establishment of Trust.
     (a) The Subsidiaries hereby establish the Trust with the Trustee, consisting of such sums of money and other property acceptable to the Trustee as from time to time shall be paid or delivered to the Trustee. All such money and other property, all investments and reinvestments made therewith or proceeds thereof and all earnings and profits thereon, less all payments and charges as authorized herein, shall constitute the “Trust Fund.”
     (b) The Trust hereby established shall be irrevocable.
     (c) The Trust is intended to be a grantor trust of which the Subsidiaries are the grantors, within the meaning of subpart E, part I, subchapter I, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.
     (d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of these Subsidiaries and shall be used solely for the uses and purposes of satisfying Sub-Plan obligations to eligible Subsidiary Beneficiaries and general creditors of these Subsidiaries as herein set forth. Eligible Subsidiary Beneficiaries and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Sub-Plan shall be mere unsecured contractual rights of eligible Subsidiary Beneficiaries. Any assets held by the Trust will be subject to the claims of the general creditors of these Subsidiaries under federal and state law in the event of insolvency.
     (e) These Subsidiaries, in their sole discretion, may at any time, or from time to time, make additional deposits of cash in trust with Trustee to augment the principal to be held, administered and disposed of by Trustee as provided in this Trust Agreement. Neither Trustee nor any eligible Subsidiary Beneficiaries shall have any right to compel such additional deposits.
     (f) The Trustee shall not be liable for any failure by the Subsidiaries to provide contributions sufficient to subscribe and/or acquire sufficient Shares under the Sub-Plan to satisfy obligations to eligible Subsidiary Beneficiaries under the Sub-Plan.
     (g) In the event a Subsidiary makes contributions to the Trust resulting from a mistake of fact or law, the Trustee shall, upon written request of the Subsidiary, refund such requested amounts to the extent allowed by law or regulation and generally accepted accounting principles.
     (h) No right or interest to receive shares from the Trust may be assigned, sold, anticipated, alienated or otherwise transferred by eligible Subsidiary Beneficiaries or their beneficiaries.
     Section 3. Awards and Distributions to Subsidiary Beneficiaries.
     (a) In accordance with section 3(h) hereof, the Trustee shall be responsible for administering the Sub-Plan. The Trustee shall keep a record of Subsidiary contributions and the number of shares allocated to each Subsidiary for Awards to eligible Subsidiary Beneficiaries employed by such Subsidiary as to (i) each Subsidiary’s contributions to the Trust and resulting Share subscriptions or acquisitions, (ii) share transfers from one Subsidiary’s account to another Subsidiary’s account pursuant to sections 3(b) or 3(c) hereof, and (iii) Awards (including shares distributed and shares forfeited) made at the request of the Subsidiary Administrator.

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     (b) In the event of an eligible Subsidiary Beneficiary transfers employment from one Subsidiary to another, the Trustee shall equitably allocate the Shares subject to such eligible Subsidiary Beneficiary’s Award from each Subsidiary’s account based upon the amount of such Award vesting during employment by each Subsidiary.
     (c) A Subsidiary (the “Assignor”) may decide to transfer all or a part of its allocated shares to another Subsidiary (the “Assignee”). In this case the Subsidiary or the Subsidiary Administrator will direct the Trustee to transfer a specific number of shares from the Assignor account to the Assignee account. The Assignor and the Assignee will separately agree upon the payment terms and conditions for the transferred shares.
     (d) The Subsidiaries or the Subsidiary Administrator may deliver to the Trustee a schedule (the “Share Schedule”) that indicates the Awards to be granted and/or Share amounts payable to each eligible Subsidiary Beneficiary employed by such Subsidiary (and his or her beneficiaries), and the time for distribution of such Shares. Except as otherwise provided herein, the Trustee shall make such Awards and distribute shares to the eligible Subsidiary Beneficiaries and their beneficiaries in accordance with such Share Schedules.
     (e) The Trustee may refuse to make an Award directed by the Subsidiary Administrator to the extent it reasonably believes that the concerned Subsidiary has insufficient shares remaining in Trust on its account to satisfy the Award.
     (f) If so directed by the Subsidiaries or the Subsidiary Administrator, the Trustee shall make provision for the reporting and withholding of any federal or state or local taxes that may be required to be withheld with respect to the granting of Awards or the distribution of shares pursuant to the terms of the Sub-Plan and Awards thereunder and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by these Subsidiaries, as appropriate. Moreover, if so directed by the Subsidiary Administrator, the Trustee shall only issue to Subsidiary Beneficiaries and/or their beneficiaries net shares upon the grant or vesting of Awards, after subtracting that number of shares specified by the Subsidiary Administrator as equal in fair market value to the minimum amount necessary to satisfy related tax withholding obligations. In such event, the applicable Subsidiary or Subsidiaries shall pay the tax withholding amount and shall receive a credit to their Trust account equal to the number of shares retained by the Trust to satisfy such tax withholding obligations.
     (g) The entitlement of an eligible Subsidiary Beneficiary or his or her beneficiaries to receive Awards and corresponding shares under the Sub-Plan shall be determined by the Subsidiary Administrator.
     (h) Subject to the provisions of Section 3(a) hereof, the Sub-Plan, U.S. Applicable Laws and other applicable laws, the Subsidiary Administrator shall have the authority, in their discretion, to instruct and direct the Trustee with respect to the following actions:
–	to select the Subsidiary Beneficiaries to whom Awards may be granted;

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–	to determine whether and to what extent Awards are granted;

–	to determine the number of shares to be covered by each Award granted;

–	to approve forms of agreement for use with Awards;

–	to determine the terms and conditions, not inconsistent with the terms and conditions of the Sub-Plan, of any Awards. Such terms and conditions include, but are not limited to, the purchase price (if any), vesting schedules (which may be performance based), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares relating thereto, based in each case on such factors as the Subsidiary Administrator, in their sole discretion, shall determine;

–	to determine whether and to what extent shares subject to an Award shall be distributed at a specific time after vesting;

–	to construe and interpret the terms of the Sub-Plan and Awards granted pursuant to the Sub-Plan;

–	to prescribe, amend and rescind rules and regulations relating to the Sub-Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under applicable tax laws;

–	to modify or amend each Award (subject to Section 15.3 of the Sub-Plan);

–	to execute on behalf of the Subsidiary any instrument required to effect the grant of an Award previously decided by the Subsidiary Administrator;

–	to determine the terms and restrictions applicable to Awards, including without limitation the sale of Shares acquired pursuant to an Award during certain periods or upon certain events which the Subsidiary Administrator shall determine in its sole discretion; and

–	to make all other determinations deemed necessary or advisable for administering the Sub-Plan.
     (i) If the principal of the Trust, and any earnings thereon, are not sufficient to make payments of Shares in accordance with the terms of the Sub-Plan, the Subsidiaries shall contribute sufficient cash amounts to enable the Trust to subscribe or acquire for sufficient Shares to satisfy the shortfall. Trustee shall notify the Subsidiaries and/or the Subsidiary Administrator when principal and earnings are not sufficient. In addition, Trustee shall provide the Subsidiaries with written confirmation of the fact and time of any payment of Shares hereunder within the time limit agreed to by the Subsidiaries and Trustee from time to time.
     (j) Trustee and its officers, directors and employees shall be entitled to rely on all certificates and reports made by any duly appointed accountants, actuaries, recordkeepers and consultants, and on all opinions given by any properly consulted legal counsel, which legal counsel may be counsel for the Trustee, the Subsidiaries or the Company.
     Section 4. Trustee Responsibility Regarding Payments to Eligible Subsidiary Beneficiaries When Subsidiary is Insolvent.

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     (a) Trustee shall cease making distributions to eligible Subsidiary Beneficiaries and their beneficiaries if the Subsidiary employing the eligible Subsidiary Beneficiary is Insolvent. The Subsidiaries shall be considered “Insolvent” for purposes of this Trust Agreement if (i) the Subsidiaries are unable to pay their debts as they become due, or (ii) the Subsidiaries are subject to a pending proceeding as a debtor under the applicable bankruptcy code of the jurisdiction in which they are incorporated.
     (b) At all times during the continuance of this Trust, the principal and income of the Trust shall be subject to claims of general creditors of Subsidiaries under federal, state and local law as follows:
          (i) The Subsidiaries shall have the duty to inform the Trustee in writing of the Subsidiary’s Insolvency. If a person claiming to be a creditor of any Subsidiary alleges in writing to the Trustee that the Subsidiary has become Insolvent, the Trustee shall determine whether the Subsidiary is Insolvent and, pending such determination, the Trustee shall cease distributing shares to eligible Subsidiary Beneficiaries employed by the Insolvent Subsidiary or their beneficiaries.
          (ii) Unless the Trustee has actual knowledge of the Insolvency of any Subsidiary, or has received notice from a Subsidiary or a person claiming to be a creditor that a specific Subsidiary is Insolvent, the Trustee shall have no duty to inquire whether such Subsidiary is Insolvent. The Trustee may in all events rely on such evidence concerning such Subsidiary’s solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for determining such Subsidiary’s solvency.
          (iii) If at any time the Trustee has determined that a Subsidiary is Insolvent, the Trustee shall cease distributing shares to eligible Subsidiary Beneficiaries employed by the Insolvent Subsidiary or their beneficiaries and shall hold that portion of the assets of the Trust allocated to eligible Subsidiary Beneficiaries of the insolvent Subsidiary for the benefit of the Insolvent entity’s general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of eligible Subsidiary Beneficiaries or their beneficiaries to pursue their rights as general creditors of the Subsidiaries with respect to benefits due under the Sub-Plan or otherwise.
          (iv) The Trustee shall resume the distribution of shares to eligible Subsidiary Beneficiaries or their beneficiaries in accordance with Section 3 of this Trust Agreement only after Trustee has determined that Subsidiary is not Insolvent or is no longer Insolvent.
     Section 5. Payments to Subsidiaries. Except as provided in Sections 2(g) and 4 hereof, the Subsidiaries shall have no right or power to direct Trustee to return to the Subsidiaries or to divert to others any of the Trust assets before all payment of shares have been made to eligible Subsidiary Beneficiaries and their beneficiaries pursuant to the terms of the Sub-Plan and Awards thereunder.
     Section 6. ADS holder Rights. The Trustee must abstain from voting shares held by the Trust. The Trustee shall have all other rights of an ADS holder with respect to Company ADSs while

5

they are held in trust, including without limitation, the right to receive any cash dividends declared thereon in compliance with the term of the depositary agreement. If, from time to time while Company ADSs are held in trust, there is any stock dividend, stock split or other change in capitalization, or (ii) any dissolution, merger or sale of all or substantially all of the assets of the Company, any and all new, substituted or additional securities to which the Trustee is entitled by reason of the Trustee’s ownership of the ADSs shall be immediately subject to the Trust, deposited with the Trust account in compliance with and subject to the conditions of the section 13 of the Sub-Plan.
     Section 7. Investment Authority.
     (a) Except as provided below, the Subsidiaries and/or the Subsidiary Administrator shall have all power and responsibility for the management and investment of cash Trust assets, and the Trustee shall comply with proper written directions of the Subsidiaries and/or the Subsidiary Administrator concerning the cash Trust assets. The Subsidiaries and/or the Subsidiary Administrator will not issue directions in violation of the terms of this Trust Agreement. Except as provided in this Trust Agreement, the Trustee shall have no duty or responsibility to review, initiate action, or make recommendations regarding the cash Trust assets and shall retain such assets until directed in writing by the Subsidiaries and/or the Subsidiary Administrator use them to subscribe for or acquire Shares from the Company and convert them into ADS.
     (b) The Subsidiaries and/or the Subsidiary Administrator may appoint an investment manager to direct, control or manage the investment of all or a portion of the cash Trust assets. The Subsidiaries and/or the Subsidiary Administrator shall notify the Trustee in writing of the appointment of each investment manager and the portion of the cash Trust assets subject to the investment manager’s direction. If the foregoing conditions are met, the investment manager shall have the power to manage such portion of the cash Trust assets and the Trustee shall not be liable for the acts or omissions of the investment manager or be under an obligation to invest or otherwise manage the portion of the cash Trust assets that is subject to the direction of such investment manager.
     (c) Subject to the foregoing provisions of this Section 7, Trustee shall have, without exclusion, all powers conferred on Trustee by applicable law, unless expressly provided otherwise herein, and all rights associated with assets of the Trust shall be exercised by Trustee or the person designated by Trustee, and shall in no event be exercisable by or rest with Participants. Subject to the foregoing provisions of this Section 7, Trustee shall have full power and authority to invest and reinvest the cash Trust funds in any investment permitted by law that provide sufficient liquidity for the Trustee to make required subscriptions or acquisitions hereunder, under the standards set forth in Section 10(a) including, without limiting the generality of the foregoing, the power:
          (i) To deposit or invest all or any part of the assets of the Trust Fund in savings accounts or certificates of deposit or other deposits that bear a reasonable interest rate in a bank, including the commercial department of Trustee, if such bank is supervised by the United States or any state of the United States;

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          (ii) To hold in cash, without liability for interest, such portion of the Trust Fund that, in its discretion, shall be reasonable under the circumstances, pending investments, or payment of expenses, or the distribution of benefits;
          (iii) To cause title to property of the Trust to be issued, held or registered in the individual name of Trustee, or in the name of its nominee(s) or agent(s), or in such form that title will pass by delivery;
          (iv) To exercise all of the further rights, powers, options and privileges granted, provided for, or vested in trustees generally under the laws of the State of California; so that the powers conferred upon Trustee herein shall not be in limitation of any authority conferred by law, but shall be in addition thereto;
          (v) To use securities depositories or custodians and to allow such securities as may be held by a depository or custodian to be registered in the name of such depository or its nominee or in the name of such custodian or its nominee;
          (vi) To do all other acts necessary or desirable for the proper administration of the Trust Fund, as if Trustee were the absolute owner thereof.
     Section 8. Disposition of Income. During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested or used to subscribe for or acquire additional Company Shares.
     Section 9. Accounting by Trustee. Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between Subsidiaries and/or the Subsidiary Administrator and Trustee. Within 90 days following the close of each fiscal year of the Company and within 90 days after the removal or resignation of Trustee, Trustee shall deliver to the Subsidiary Administrator a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. Upon the request of the Subsidiaries and/or the Subsidiary Administrator, Trustee shall maintain records based upon information provided by the Subsidiaries and/or the Subsidiary Administrator regarding the allocation of Trust assets to Subsidiary Beneficiaries. The Subsidiaries and/or the Subsidiary Administrator may approve such account by written notice of approval delivered to the Trustee or by failure to express objections to such account delivered to the Trustee in writing within sixty (60) days from the date upon which the account was delivered to the Subsidiaries and/or the Subsidiary Administrator. The account shall be deemed approved upon receipt by the Trustee of the Subsidiaries and/or the Subsidiary Administrator written approval of the account or upon the passage of the sixty (60)-day period of time, except for any matters covered by written objections that have been

7

delivered to the Trustee by the Subsidiaries and/or the Subsidiary Administrator and for which the Trustee has not given an explanation or made an adjustment satisfactory to the Subsidiaries and/or the Subsidiary Administrator.
     Section 10. Responsibility of Trustee.
     (a) Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by Subsidiaries and/or the Subsidiary Administrator which is contemplated by, and in conformity with, the terms of the Sub-Plan or this Trust and is given in writing by Subsidiaries and/or the Subsidiary Administrator. In the event of a dispute between Subsidiaries and/or the Subsidiary Administrator and a party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.
     (b) If Trustee undertakes or defends any litigation arising in connection with this Trust, Subsidiaries agree to indemnify Trustee against Trustee’s costs, expenses and liabilities (including, without limitation, attorneys’ fees and expenses) relating thereto and to be primarily liable for such payments. If Subsidiaries and/or the Subsidiary Administrator do not pay such costs, expenses and liabilities in a reasonably timely manner, Trustee may obtain payment from the Trust.
     (c) Trustee may consult, at its own expense, with legal counsel (who may also be counsel for Subsidiaries and/or the Subsidiary Administrator generally) with respect to any of its duties or obligations hereunder.
     (d) Trustee may hire, at its own expense, agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.
     (e) Trustee shall have, without exclusion, all powers conferred on Trustee by applicable law, unless expressly provided otherwise herein.
     (f) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.
     Section 11. Compensation and Expenses of Trustee. The Subsidiaries will pay Trustee compensation for its services as agreed upon by and between the Trustee and the Subsidiaries and/or the Subsidiary Administrator in a separate agreement.
     Section 12. Resignation and Removal of Trustee.

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     (a) Trustee may resign at any time by written notice to the Subsidiary Administrator, which shall be effective 30 days after receipt of such notice unless Subsidiaries and/or the Subsidiary Administrator and Trustee agree otherwise.
     (b) Trustee may be removed by all Subsidiaries and/or the Subsidiary Administrator on 30 days’ notice or upon such shorter notice accepted by Trustee.
     (c) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 30 days after receipt of notice of resignation, removal or transfer, unless Subsidiaries and/or the Subsidiary Administrator extends the time limit.
     (d) If Trustee resigns or is removed, a successor shall be appointed discretionarily in accordance with Section 13 hereof by the effective date of resignation or removal under paragraphs (a) or (b) of this Section. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.
     (e) A successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7, 9 and 10 hereof. A successor Trustee shall not be responsible for, and the Subsidiaries will indemnify and defend the successor Trustee from, any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.
     Section 13. Appointment of Successor. If Trustee resigns or is removed, then the Subsidiaries may appoint any other party including any individual, as a successor to replace Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the origins and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by Subsidiaries and/or the Subsidiary Administrator or the successor Trustee to evidence the transfer.
     Section 14. Amendment or Termination.
     (a) This Trust Agreement may be amended by a written instrument executed by Trustee and the Subsidiaries. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Sub-Plan.
     (b) The Trust shall not terminate until the date upon which Subsidiary Beneficiaries are no longer entitled to benefits pursuant to the terms of the Sub-Plan and Awards thereunder. Upon termination of the Trust any assets remaining in the Trust shall be returned to Subsidiaries.
     Section 15. Miscellaneous.

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     (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.
     (b) Benefits payable to Subsidiary Beneficiaries and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.
     (c) This Trust Agreement shall be governed by and construed in accordance with the laws of California.
     Section 16. Effective Date. The effective date of this Trust Agreement shall be June 22, 2005.

AGREED:

THE SUBSIDIARIES		TRUSTEES

Business Objects Americas, Inc

By:	/s/ Susan Wolfe	By:	/s/ James McBride

Susan Wolfe, Secretary and General Counsel			James McBride

Business Objects Corp

By:	/s/ James Tolonen

James Tolonen, CFO

Business Objects Australia Pty Ltd

By:	/s/ James Tolonen

James Tolonen, Director

Business Objects Belux B.V.

By:	/s/ Susan Wolfe

Susan Wolfe, Director

10

Business Objects do Brasil Ltda

By:	/s/ Gisefe Pais da Silva Costa

Business Objects Software (Shanghai) Co. Ltd

By:	/s/ James Tolonen

James Tolonen, Chairman and Legal Representative

Business Objects Danmark ApS

By:	/s/ Susan Wolfe

Susan Wolfe, Director

Business Objects Finland Ltd

By:	/s/ Susan Wolfe

Susan Wolfe, Director

Business Objects Deutschland GmbH

By:	/s/ Benoit Fouilland

Benoit Fouilland, Director

Business Objects Greater China Ltd

By:	/s/ Susan Wolfe

Susan Wolfe, Director

Business Objects Hong Kong Ltd

By:	/s/ Susan Wolfe

Susan Wolfe, Director

11

Business Objects Software India Private Ltd

By:	/s/ Susan Wolfe

Susan Wolfe, Director

Business Objects Software (Ireland) Ltd

By:	/s/ James Tolonen

James Tolonen, Director

Business Objects Italia S.p.A.

By:	/s/ Maurizio Carli

Maurizio Carli, Chairman of the Board

Business Objects Japan K.K.

By:	/s/ Susan Wolfe

Susan Wolfe, Director

Business Objects Korea Ltd

By:	/s/ Susan Wolfe

Susan Wolfe, Director

Business Objects Malaysia Sdn. Bhd Ltd

By:	/s/ Susan Wolfe

Susan Wolfe, Director

Business Objects de Mexico S; de R.L de C.V.

By:	/s/ Susan Wolfe

Susan Wolfe, Director

12

Business Objects Nederland B.V.

By:	/s/ Susan Wolfe

Susan Wolfe, Director

Business Objects Asia-Pacific Pte Ltd

By:	/s/ Susan Wolfe

Susan Wolfe, Director

Business Objects Iberica S.L.

By:	/s/ Susan Wolfe

Susan Wolfe, Director

Business Objects Nordic A.B.

By:	/s/ James Tolonen

James Tolonen, Chairman

Business Objects Taiwan, Inc.

By:	/s/ Susan Wolfe

Susan Wolfe, Director

Business Objects Schweitz A.G.

By:	/s/ James Tolonen

James Tolonen, President

Business Objects (UK) Ltd

By:	/s/ Susan Wolfe

Susan Wolfe, Director

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Business Objects Data Integration, Inc

By:	/s/ Susan Wolfe

Susan Wolfe, Secretary and General Counsel

Crystal Decisions (UK) Ltd

By:	/s/ Susan Wolfe

Susan Wolfe, Director

Set Analyzer Ltd

By:	/s/ Susan Wolfe

Susan Wolfe, Director

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Exhibit 5
BUSINESS OBJECTS S.A.
2006 STOCK PLAN
Adopted on October 19, 2006
and amended on June _ , 2007
1.	PURPOSES OF THE PLAN

The shareholders of Business Objects S.A. have decided to authorize the board of directors to implement to the benefit of certain employees and officers of Business Objects S.A. and of certain employees and officers of it subsidiaries, a plan to allocate shares, according to Articles L.225-197-1 to L. 225-197-5 of the French Commercial Code, so that, among other things, they are associated with Business Objects development.

In accordance with the powers granted by the extraordinary meetings of shareholders of Business Objects S.A. of June 7, 2006, under its 20th resolution, and June ___, 2007 under the seventeenth resolution, the board of directors at its meeting of October 19, 2006, drew up and adopted the terms and conditions of this plan for the allocation of shares and amended it on June ___, 2007.

2.	DEFINITIONS

As used herein, the following definitions shall apply:

     Affiliate
means a company affiliated to the Company in accordance with the provisions set forth in Article L 225-197-2 of the French Commercial Code. As a reminder, as of the day of the adoption of the Plan, this includes:
-	companies of which at least one tenth (1/10) of the share capital or voting rights is held directly or indirectly by the Company;
-	companies which own directly or indirectly at least one tenth (1/10) of the share capital or voting rights of the Company; and
-	companies of which at least fifty percent (50%) of the share capital or voting rights is held directly or indirectly by a company which owns directly or indirectly at least fifty percent (50%) of the share capital or voting rights of the Company.

     Acquisition Period
means the period starting at the Initial Allocation Date and ending at the Definitive Allocation Date, at which Shares are delivered to the Beneficiary. This period is set by the Board at the time of the Initial Allocation, is indicated in the Share Allocation Agreement and must be no less than two years, according to the Shareholders Authorization.
However, in case of disability of the Beneficiary corresponding to the classification in the second or third categories set forth in article L.341-4 of the French Social Security Code, the Beneficiary of an Initial Allocation made pursuant to the shareholders authorization of June ___, 2007, could definitively acquire the Shares before the end of the Period of Acquisition.

     Beneficiary(s)
means the one or more eligible persons in respect of whom the Board has decided an Initial Allocation of Shares.

     Board
means the board of directors of the Company.

     Continuous Status as a
     Beneficiary
(i)	if the Beneficiary is an employee, this means that the continuous relationship between the Beneficiary and the Company or an Affiliate is not interrupted or terminated. “Continuous Status as an Beneficiary” shall not be considered interrupted in the case of (i) any leave of absence or (ii) transfers between locations of the Company or between the Company or any Affiliate, or any successor. A “leave of absence” covers all periods of absence mentioned in Article L. 223-4 of the French Labor Code, such as sick leave, maternity leave and military leave. In addition, the “Continuous Status as an Beneficiary” shall not be considered interrupted in case of any other unpaid leave of absence accepted by the employer.

(ii)	if the Beneficiary is solely an officer of the Company and/or of one or more Affiliate, this means that this officer status is not interrupted or terminated for any reason whatsoever.

(iii)	if the Beneficiary is both an employee and an officer, the loss of any one of these positions, but not the other, does not entail the loss of Continuous Status as a Beneficiary.

     Company
means Business Objects S.A.

     Definitive Allocation
means, after achievement of all allocation conditions, the delivery of the Shares, free of charge, to the Beneficiary at the Definitive Allocation Date.

     Definitive
     Allocation Date
means, at the end of the Acquisition Period, for each Beneficiary and for each given allocation of Shares, the date of the delivery of the Shares to the Beneficiary.

     Depositary
means BNP Paribas Securities Services, or its successors, as depositary of the Company’s securities.

     Holding Period
means the period starting at the Definitive Allocation Date, during which the Shares cannot be assigned or disposed of or converted to bearer shares. This period is set by the Board at the time of the Initial Allocation, it is indicated in the Share Allocation Agreement and it must be no less than two years, according to the Shareholders Authorization. However, in accordance with the Shareholders Authorization of June ___, 2007, if the Acquisition Period of Initial Allocations made pursuant to such Shareholders Authorization has a minimum length of four years, the Holding Period may be reduced or terminated.
Moreover, in case of disability of the Beneficiary corresponding to the classification in the second or third categories set forth in article L.341-4 of the French Social Security Code, the Beneficiary may sell or transfer his/her Shares before the end of the Holding Period fixed initially.

     Initial Allocation
means the decision of the Board to allocate Shares to a given Beneficiary. This Initial Allocation constitutes an entitlement to receive Shares, free of charge, at the end of the Acquisition Period, subject to achievement of the allocation conditions.

     Initial Allocation
     Date
means for each Beneficiary and for each given Initial Allocation of Shares, the date on which the Board decided to allocate such Shares. means the date on which the Company notifies to the Beneficiary the Initial Allocation and provides to the Beneficiary the Share Allocation

     Notification Date
     (of the Share
     Allocation
     Agreement)
Agreement and, as the case may be, the appendices thereto and all the other forms attached to the Share Allocation Agreement.

     Plan
means these provisions and their eventual future amendments at a later date.

     Share(s)
mean one or more shares of the Company, whether existing or to be issued.

     Share Allocation
     Agreement
means for each Initial Allocation of Shares, the agreement made between the Company and the Beneficiary, addressing among other things the terms of allocation, holding, and disposal of Shares subject to the Initial Allocation, the agreement being signed by the Beneficiary and a legal representative or an attorney of the Company. The Share Allocation Agreement is governed by the provisions of this Plan.

     Shareholders
     Authorization
Means the authorizations granted under the 20th resolution of the extraordinary meeting of shareholders of the Company of June 7, 2006 and/or the 17th resolution of the extraordinary meeting of shareholders of the Company of June ___, 2007.

3.	SHARES SUBJECT TO THE PLAN

This Plan sets forth the terms and conditions applicable to the Initial Allocations of new or existing Shares granted to the Beneficiaries.

- According to the Shareholders Authorization of June 7, 2006, and subject to adjustments, the maximum aggregate amount of new and/or existing Shares to be allocated, as an Initial Allocation under this Plan, amounts to 3,000,000 Shares, having a nominal value of €0.10 each per calendar year, it being specified that the total number of Shares issued and/or granted under the nineteenth and twentieth resolutions of the extraordinary meeting of the shareholders of the Company on held on June 7, 2006, shall not exceed 2,500,000 Shares; and furthermore that the total number of Shares issued during each calendar year under the sixteenth, eighteenth, nineteenth and twentieth resolutions of the extraordinary meeting of the shareholders of the Company held on June 7, 2006 shall not exceed for each concerned calendar year, 3% of the share capital of the Company as of December 31 of the previous calendar year. This authorization is valid for 24 months and will expire on June 7, 2008.

- According to the Shareholders Authorization of June 7, 2006, and subject to adjustments, the Board is authorized to allocate new and/or existing Shares of the Company to the Beneficiaries, within the limit of 0.3% of the share capital of the Company as of the Initial Allocation Date. This authorization is valid for 38 months and will expire on August ___, 2010.

In all events, in accordance with the terms set forth in Article L. 225-197-1 of the French Commercial Code, the total number of Shares granted free of charge under this Plan shall not exceed 10% of the share capital of the Company as of the Initial Allocation Date.

The Initial Allocation of a Share subsequently reduces the number of Shares available under the Plan.

All the Shares covered by Initial Allocations which are not subject to a Definitive Allocation, shall revert to the number of Shares available for Initial Allocations at a later date under the Plan.

In accordance with Article L. 225-197-3 of the French Commercial Code, the rights arising from the Initial Allocation will not be available until the completion of the Acquisition Period.
4.	BENEFICIARIES UNDER THE PLAN

Beneficiaries of the Shares shall be chosen from the employees and eligible officers (i.e., the chairman of the board (président du conseil d’administration), the chief executive officer (directeur général), the deputy chief executive officers (directeurs généraux délégués), the members of the managing board (membres du directoire) or the managers (gérants) of a joint stock company(société par actions) of the Company and its Affiliates.
5.	ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Board. In accordance with the provisions of the French Commercial Code, the Shareholders Authorization and the Plan, the Board shall, particularly, be empowered, as its sole discretion, to:

-	set the list of Beneficiaries and decide Initial Allocations of Shares to such Beneficiaries;
-	set the duration of the Acquisition Period and the Holding Period, within the limits of the Shareholders Authorization;
-	set the terms and conditions of the Definitive Allocation of the Shares, including but not limited to the performance conditions, if any;
-	determine the number of Shares covered by each Initial Allocation;
-	approve contractual forms for use under the Plan, if any;
-	approve sub-plans of the Plan implemented in order to benefit from preferential tax treatment under applicable local tax law;
-	interpret and modify the provisions of the Plan, the contractual forms and the sub-plans;
-	authorize persons to sign, on behalf of the Company, the documents required for the implementation of the Plan and the allocation of Shares;
-	determine the terms and restrictions applicable to the Shares, including but not limited to, restricting or limiting the conversion of Shares to bearer form for certain periods or following certain events, in accordance with the Article L.225-197-1 of the French Commercial Code;
-	modify the duration of the Acquisition Period and the Holding Period, according to new applicable law, as the case may be;
-	set the specific conditions of the Holding Period of Shares allocated to the chairman of the Board and the chief executive officer of the Company; and
-	make all other determinations deemed necessary for the administration of the Plan.
6.	INFORMING BENEFICIARIES ABOUT INITIAL ALLOCATION OF SHARE(S)

The Company shall inform the Beneficiary of the Initial Allocation of Share(s) by sending or remitting in person the Share Allocation Agreement, with a copy of this Plan. On receipt the Beneficiary shall carefully review all the documents given by the Company and return a signed copy of the Share Allocation Agreement to the Company, no later than the 90th day of the Notification Date.
7.	CONDITIONS RELATING TO THE ACQUISITION OF SHARE(S)
7.1.	Conditions of Definitive Acquisition of the one or more Shares
The Shares related to an Initial Allocation under this Plan shall form part of a Definitive Acquisition by the Beneficiary subject to the fulfillment of all of the following terms and conditions:
(i)	the signature of the Beneficiary of his/her Share Allocation Agreement and appendices thereto if any, and of all other forms attached to this Share Allocation Agreement no later than the 90th day of the Notification Date;
(ii)	on completion of the Acquisition Period,
(iii)	maintaining Continuous Status as a Beneficiary through the Definitive Allocation Date;
(iv)	the achievement of the eventual performance goals, set by the Board and indicated in the Share Allocation Agreement; the achievement of such performance goals being determined by the Board or by its Compensation Committee and notified in written to the Beneficiary.
If all the above mentioned conditions are not fulfilled, the Initial Allocation in question shall not result in the Definitive Allocation of Shares.
7.2.	Death of Beneficiary
In the event of the death of the Beneficiary, the rights of his/her heirs shall be governed by Article L.225-197-3 al 2 of the French Commercial Code providing that heirs may ask for the allocation of the Shares within six months of the date of death of the Beneficiary.

8.	ENTITLEMENT AND DISPOSAL OF SHARE(S) ACQUIRED
8.1.	Delivery of Share(s)
The Shares shall be delivered to accounts in the Beneficiary’s name opened in the books of the Depositary, on the Definitive Allocation Date, subject to the Beneficiaries having paid to the Company or the Affiliate all the sums to be withheld or due, if any, in respect of the Definitive Allocation and delivery of Shares.

The Shares actually acquired in accordance with the provisions of Article 7, shall be subject to all legal provisions and the Company’s bylaws, and shall confer rights and entitlement with effect from the Definite Allocation Date.
8.2.	Holding Period
The Beneficiaries may not transfer Shares property, in any circumstances, by disposal or assignation or by any other means, nor convert the Shares actually acquired to bearer shares, prior to the completion of the Holding Period, if any, except in case of disability of the Beneficiary corresponding to the classification in the second or third categories set forth in article L.341-4 of the French Social Security Code, in which case the Beneficiary could sell or transfer his/her Shares before the end of the Holding Period.,
8.3.	Disposal of the Share(s)
The Beneficiaries shall be subject to the rules applicable to insider dealing applicable at the time of disposal of Shares, set by Company’s internal policies, including its insider trading policy, and applicable laws or regulations.

Pursuant to Article L. 225-197-1 of the French Commercial Code, Shares shall not be disposed of:
(i)	Within ten trading days prior and after the date on which the consolidated financial statements, or failing these the annual accounts of the Company, are disclosed to the public;

(ii)	Within the period from the date on which the management of the Company becomes aware of material information which, if it was made public, could significantly affect the Company’s stock price, and until ten trading days after the date said information was made public.
Accordingly, the Company is authorized to implement processes, disclosed to the Beneficiaries and applied by the Depositary, to prevent any disposal of the Shares during the prohibition periods set by the applicable laws and the Company’s internal policies.
8.4	Death of Beneficiary
In case of the Beneficiary’s death, the Shares for which a Definitive Allocation has been requested by his/her heirs according to the conditions set forth by article L.225-197-3 al 2 of the French Commercial Code, may be sold, transferred or assigned at anytime.
9.	TRANSACTIONS ON THE SHARES OF THE COMPANY:
9.1.	Protection of the Beneficiaries’ rights:
In the event the Company implements during the Acquisition Period transactions on the share capital of the Company, the Board could, at its sole decision, proceed with any measures that are protective of the Beneficiaries’ rights. For this purpose, the Board may in particular proceed with adjustments pursuant to applicable legislative and regulatory provisions or, as the case may be, to contractual provisions providing for other cases of adjustments, in order to preserve the rights of the holders of securities or other rights giving access to the share capital.
9.2	Exchange of Shares without balancing cash compensation resulting from merger, demerger or exchange public offering:
Pursuant to Article L. 225-197-1-III of the French Commercial Code, in the case of an exchange of Shares without balancing cash compensation resulting from a merger or a demerger implemented in accordance with applicable laws and regulations during the Acquisition Period and/or Holding Period set by this Plan, the provisions of Article L. 225-197-1 of the French Commercial Code, all the conditions set forth in this Plan and, in particular, the abovementioned periods for the rest of the time left before the date of exchange, remain applicable to the allocations received in exchange. The same is applicable in case of exchange of Shares resulting from a public offering, stock split or reserve stock split implemented pursuant to applicable legislative and regulatory provisions during the Holding Period.

10.	AMENDMENTS TO THE PLAN
10.1.	Principle

This Plan may be amended by the Board and the new provisions will apply to the Beneficiaries of Shares that are not definitively acquired yet.

However, no amendment may be made to this Plan if deemed unfavorable to the Beneficiaries, without the Beneficiary’s prior consent, unless this modification results from a recent legislation or regulatory enactment or any other enforceable provision applicable to the Company.
10.2.	Notification of change

Notification to a Beneficiary eligible under the Plan may be made personally or collectively by any means, including by internal mail, regular mail or mail with acknowledgement of receipt, or by electronic mail to the address or number indicated by this person, or by publication on the Company’s Human Resources website. Notification shall be considered received at the time of transmission except in the event of regular mail or publication on the Human Resources website of the Company, in which cases notification shall be deemed received 72 hours after sending or publication or for mail with acknowledgement of receipt on the date of first delivery attempt. Any dispatch of documents and notification shall be made at the risk and perils of the recipient.
10.3	Special Case of non-Residents in France

As certain Beneficiaries under the Plan have the status of non-residents in France, the Board may decide in the light of the conditions established by certain countries under their tax laws regarding the effective acquisition of the Shares and their later disposal, to modify certain provisions of this Plan in regard to Beneficiaries working in these said countries, without such modifications having as their effect (with the exception of aspects relating to the tax regime of these States) making the Plan more favorable for these Beneficiaries, and subject to the condition that any tax or social contribution to be borne by the Beneficiary, be paid by the Beneficiary prior to the Definitive Allocation of the Shares.
11.	TERM AND TERMINATION OF THE PLAN

This Plan was adopted on October 19, 2006 and amended on June 5, 2007, by the Board, according to the Shareholders Authorization and to the certain applicable local laws. This Plan is effective since the first Initial Allocation Date of Shares decided by the Board on February 22, 2007, and shall continue to apply subject to the required authorizations of the extraordinary meeting of shareholders of the Company, until its termination by sole decision of the Board.

12.	CONDITIONS UPON ISSUANCE OF SHARES

The Shares shall only be issued on the Definitive Allocation Date if the issuance and distribution of Shares is compliant to all legal rules and regulations applicable, including but not limited to: the provisions in force for the time being of the French Commercial Code, the United States Securities Act of 1933 and amendments thereto, the Securities Exchange Act of 1934, as amended, and the regulations of all stock market pricing and listing systems whereby which the Shares are traded.

13.	LIABILITY OF THE COMPANY

The inability of the Company to obtain authority from any regulatory body having competent jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance of any Shares, shall relieve the Company of any liability in respect to the failure to issue such Shares as to which such requisite authority should not have been obtained.

14.	LAW, JURISDICTION AND LANGUAGE

This Plan is governed by French law. It shall in all of its provisions be binding upon and effective in regard to the Company, the Beneficiaries and their heirs. The English version of this Plan is established for information purposes only, for the use of the non-French speaking Beneficiaries. In the event of a discrepancy, the French version shall prevail.

In the event of a conflict or litigation in regard to the interpretation, validity or implementation of this Plan, the parties shall make every effort to reach an amicable settlement. Otherwise, the litigation will held before a competent French court.

BUSINESS OBJECTS S.A.
INSTRUCTIONS TO THE BANK OF NEW YORK, AS DEPOSITARY (MUST BE RECEIVED
PRIOR TO THE CLOSE OF BUSINESS ON MAY 25, 2007 at 12 p.m. EST)
The undersigned Holder of American Depositary Receipts hereby requests and instructs The Bank of New York, as Depositary, to endeavor, insofar as practicable, to cause to be voted the Deposited Securities corresponding to such Receipts registered in the name of the undersigned on the books of the Depositary as of the close of business on April 16, 2007 at the Ordinary and Extraordinary General Meeting of Shareholders of Business Objects S.A. to be held in France, on June 5, 2007 (First Call) and if needed on June 12, 2007 (Second Call), and any adjournments thereafter, in respect of the Resolutions specified in the Notice of Meeting.
NOTES:
Instructions as to voting on the specified resolutions should be indicated by an “X” in the appropriate box. It is understood that if (i) a Voting Instruction Card which is signed but on which no voting instructions are indicated, (ii) a Voting Instruction Card is improperly completed, or (iii) no Voting Instruction Card is received by the Depositary from a Holder of American Depositary Receipts on or before May 25, 2007 at 12 p.m. EST, the Depositary will deem such Holder to have instructed the Depositary to give a proxy to the President of the Meeting to vote in favor of each proposal recommended by the Board of Directors of the Company and against each proposal opposed by the Board of Directors of the Company.
Business Objects S.A.
P.O. Box 11395
New York, NY 10203-0395
To change your address, please mark this box.       ☐
To include any comments, please mark this box.      ☐
Please complete and date this proxy on the reverse side and return it promptly in the accompanying envelope.

		For	Against	Abstain
Within the authority of the Ordinary General Meeting of Shareholders:
1	Approval of the Company’s statutory financial statements for the year ended December 31, 2006	☐	☐	☐
2	Approval of the Company’s consolidated financial statements for the year ended December 31, 2006	☐	☐	☐
3	Allocation of the Company’s earnings for the year ended December 31, 2006	☐	☐	☐
4	Renewal of the term of office of Mr. Arnold Silverman, as a Director of the Company	☐	☐	☐
5	Renewal of the term of office of Mr. Bernard Charlès, as a Director of the Company	☐	☐	☐
6	Renewal of the term of office of Dr. Kurt Lauk, as a Director of the Company	☐	☐	☐
7	Renewal of term of office of Mr. Carl Pascarella, as a Director of the Company	☐	☐	☐
8	Approval of an additional aggregate amount of authorized director fees	☐	☐	☐
9	Ratification of regulated agreements	☐	☐	☐
10	Appointment of Constantin Associés, as the Company's new second alternate statutory auditors, as a replacement for Rouer, Bernard, Bretout, the Company’s new second regular statutory auditors	☐	☐	☐

		For	Against	Abstain
11	Authorization granted to the Board of Directors to repurchase shares of the Company	☐	☐	☐
Within the authority of the Extraordinary General Meeting of Shareholders:
12	Authorization granted to the Board of Directors to reduce the Company’s share capital by cancellation of treasury shares	☐	☐	☐
13
Authorization granted to the Board of Directors to increase the Company’s share capital through the issuance of Ordinary Shares, with subscription reserved to the participants in the Company’s Employee Savings Plan
		☐	☐	☐
14
Delegation of powers granted to the Board of Directors to increase the Company’s share capital through the issuance of Ordinary Shares, with subscription reserved to the 2004 Business Objects S.A. Employee Benefits Trust under the 2004 International Employee Stock Purchase Plan
		☐	☐	☐
15	Authorization granted to the Board of Directors to grant options to subscribe or to purchase Ordinary Shares of the Company and approval of the 2007 Stock Option Plan	☐	☐	☐
16
Delegation of powers granted to the Board of Directors to increase the Company’s share capital through the issuance of Ordinary Shares, with subscription reserved to the Business Objects Employee Benefit Sub-Plan Trust under the 2001 Stock Incentive Sub-Plan
		☐	☐	☐
17
Authorization granted to the Board of Directors to allocate, free of charge, existing Ordinary Shares, or to issue, free of charge, new Ordinary Shares, to the employees and certain officers of the Company and its subsidiaries
		☐	☐	☐
18
Delegation of authority granted to the Board of Directors to issue warrants free of charge in the event of a public tender offer/exchange offer for the Company within the framework of a legal reciprocity clause
		☐	☐	☐
19
Approval of the amendments of the Company’s articles of association to conform them to the new provisions of the French Commercial Code, as amended by French Decree° 2006-1566 dated December 11, 2006, which modifies French Decree n°67-236 as of March 23, 1967 relating to Commercial Companies
		☐	☐	☐
20	Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 45,000 Ordinary Shares reserved for Mr. Arnold Silverman	☐	☐	☐
21	Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 45,000 Ordinary Shares reserved for Mr. Bernard Charlès	☐	☐	☐
22	Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 45,000 Ordinary Shares reserved for Dr. Kurt Lauk	☐	☐	☐
23	Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 30,000 Ordinary Shares reserved for Mr. Carl Pascarella	☐	☐	☐
24	Authorization granted to the Board of Directors to issue warrants to subscribe up to a maximum of 45,000 Ordinary Shares reserved for Mr. David Peterschmidt	☐	☐	☐
     The Voting Instruction must be signed by the person in whose name the relevant Receipt is registered on the books of the Depositary. In the case of a Corporation, the Voting Instruction must be executed by a duly authorized Officer or Attorney.

Date:

Signature: